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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05551

AmSouth Funds

(Exact name of registrant as specified in charter)

3435 Stelzer Road, Columbus, OH	43219

(Address of principal executive offices)	(Zip code)

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 614-470-8000

Date of fiscal year end: 7/31/04

Date of reporting period: 1/31/04

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT

JANUARY 31, 2004

AMSouth Funds

www.amsouthfunds.com

NOT FDIC INSURED	NO BANK GUARANTEE	MAY LOSE VALUE

GLOSSARY OF TERMS

Book-to-Market Ratio a ratio derived by taking the value of shareholders’ equity less the book value of preferred stock, plus deferred taxes and investment tax credits on the balance sheet, and finally dividing this total amount by the market price multiplied by outstanding shares.

Lehman Brothers Government/Credit Bond Index is comprised of all bonds that are investment-grade rated Baa or higher by Moody’s or BBB or higher by S&P, if unrated by Moody’s. Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

Lehman Brothers Mortgage Index is comprised of all fixed securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA Graduated Payment Mortgages.

Lipper Balanced Funds Average is comprised of mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio range is around 60%/40%.

Lipper Corporate Debt Funds A Rated Average is comprised of the mutual funds that invest at least 65% of their assets in corporate debt issues rated “A” or better or government issues.

Lipper Flexible Portfolio Funds Average is comprised of mutual funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return.

Lipper Florida Municipal Debt Funds Average is comprised of mutual funds that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in Florida, with dollar-weighted average maturities of five to ten years.

Lipper General Municipal Debt Funds Average is comprised of mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings.

Lipper International Funds Average is comprised of funds that invest their assets in securities with primary trading markets outside of the United States.

Lipper Large-Cap Core Funds Average is comprised of mutual funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average P/E and P/B ratio, and three-year sales-per-share growth value, compared to that of the S&P 500 Stock Index.

Lipper Large-Cap Growth Funds Average is comprised of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average P/E and P/B ratio, and three-year sales-per-share growth value, compared to that of the S&P 500 Stock Index.

Lipper Large Cap Value Funds Average is comprised of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Mid-Cap Core Funds Average is comprised of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P MidCap 400 Index.

Lipper Multi-Cap Core Funds Average is comprised of mutual funds that invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Multi-cap Core funds have wide latitude in the companies in which they invest. These funds will normally have an average P/E and P/B ratio, and three-year earnings growth figure, compared to that of the U.S. diversified multi-cap equity funds universe average.

Lipper Multi-Cap Growth Funds Average is comprised of mutual funds that invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P MidCap 400 Index. Multi-cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above average P/E and P/B ratio and three-year earnings growth figure, compared to that of the U.S. diversified multi-cap equity funds universe average.

GLOSSARY OF TERMS

Lipper Multi-Cap Value Funds Average is comprised of funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time.

Lipper Other States Intermediate Municipal Debt Funds Average is comprised of mutual funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

Lipper Short Intermediate Investment Grade Debt Funds Average is comprised of mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years.

Lipper Small-Cap Growth Funds Average is comprised of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average P/E and P/B ratio, and three-year sales-per-share growth value, compared to that of the S&P SmallCap 600 Index.

Lipper U.S. Mortgage Funds Average is comprised of mutual funds that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies.

Merrill Lynch 1–5-Year Government Corporate Bond Index tracks the performance of government bonds in that maturity range with a rating of at least Baa.

Merrill Lynch 1–12-Year Municipal Bond Index tracks the performance of municipal bonds with intermediate maturities of a least one year, but no more than 12 years maturities.

Merrill Lynch Government/Corporate Master Index is generally representative of the performance of large and small companies in the stock market.

Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index is comprised of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

Price-to-Book Ratio (P/B) — The ratio of price-to-book value gives an investor an idea about the relationship between the stock’s price and the company’s underlying value. Other things being equal, people who invest for value prefer companies with a low ratio of price-to-book value.

Price-to-Earnings Ratio (P/E) — A valuation ratio of a company’s current share price to its per-share earnings. A high P/E means high projected earnings in the future. This ratio gives an investor an idea of how much they are paying for a particular company’s earning power.

Russell 2000® Growth Index tracks the performance of domestically traded common stocks of small- to mid-sized companies with higher price-to-book ratios and higher forecasted growth values.

S&P/BARRA Growth Index a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest price-to-book ratios.

S&P/BARRA Value Index a market capitalization-weighted index of the stocks in the S&P 500 Index having the lowest price-to-book ratios.

Standard & Poor’s MidCap 400 Index is an unmanaged index comprised of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation.

Standard & Poor’s 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.

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MESSAGE FROM THE CHAIRMAN AND INVESTMENT ADVISOR

DEAR SHAREHOLDERS:

We are pleased to present you with this semi-annual report for the six-month period ended January 31, 2004. The period was characterized by strong economic growth, due in large part to unprecedented levels of monetary and fiscal stimulus. The improving economy fueled gains in the stock market and contributed to a steeper yield curve in the fixed-income markets.

The economic recovery gathers momentum

The economy showed hesitant growth at the beginning of the period. Weak business investment dragged on growth, counterbalancing the stimulative effects of low short-term interest rates and federal tax cuts. The Federal Reserve Board (the Fed) began the six-month period concerned about the potential for deflation, and therefore maintained an accommodative monetary policy. Business spending rebounded at an 11.1% rate in the third calendar quarter, helping the economy produce powerful growth and allay deflation fears.

The economy grew at an annualized rate of 4.0% during the fourth quarter—somewhat slower than investors had expected, but still representing solid growth. We were particularly encouraged by the broadening of the economic recovery, as well as continued improvements in business spending. Those developments indicated that the U.S. economy was becoming less dependant on consumer spending, which had supported the economy for the past several years but began to wane late in the period.

High worker productivity, strong demand and a weakening dollar, which boosts U.S. exports, helped corporations produce stronger-than-expected earnings during the period. The job market was weak in the beginning of the period. It improved during the period, but at a slower-than-expected pace. The labor market’s weakness had two opposing effects: It undermined the economic recovery’s sustainability, but also encouraged the Fed to maintain its accommodative monetary policy.

Stocks post solid gains

The improving economic outlook helped stocks gain considerable ground during the six-month period, continuing a rebound that began in March 2003. Stocks fluctuated considerably, however, as investors tried to gauge the prospects of the economy, corporate profits and other factors.

August marked the sixth consecutive month of stock gains, as strong corporate profits encouraged investors. The market fell back slightly in September, as investors worried about rising oil prices, political uncertainty, and the weak job market. Meanwhile, the declining dollar fueled concerns that U.S. securities could become less attractive to foreign investors.

The Federal Reserve Board issued an upbeat assessment of the economy in October. That positive sentiment combined with unexpectedly strong earnings figures and increased merger-and-acquisition activity to boost stock prices. Stocks fell back again during November, for reasons that ranged from overseas terrorist bombings to scandals among certain mutual-fund companies. However, small-cap shares led a strong rally during the final week of the month, indicating that investors were gaining confidence in the economic rebound sustainability. Stocks continued to produce strong gains during December and January, fueled by exceptionally strong earnings reports.

Bonds tread water

The fixed-income markets were relatively stable during the six-month period. Several factors conspired to prevent yields from rising dramatically, as typically would happen during a strong economic recovery. The Fed maintained low short-term interest rates throughout the period—a policy designed to ensure a sustainable recovery and ward off deflation—helping anchor the short end of the yield curve. Extremely low yields on short-term bonds caused investors to seek higher yields on long-term securities, and that demand constrained yields on long-term issues. Intermediate-term bonds saw their yields rise in that environment, widening the spread between their yields and those on short-term bonds. Meanwhile, the weak job market created enough concern among investors to prevent a large-scale bond sell-off.

Looking ahead

We believe that the high levels of fiscal and monetary stimulus during the past few years finally have achieved their desired result, and the economic recovery has become self-sustaining. We believe payroll employment data may show greater strength in the months ahead, representing the final piece in the economic puzzle. Assuming the labor market does improve, the Federal Reserve may raise interest rates later in 2004, although we believe it probably would wait until the second half of the year to do so.

The prospect of higher interest rates may cause investors in the short term to sell off both equity and fixed-income investments. That said we believe the economy’s strength and gains in corporate profits should constrain any sell-off in the stock market, while low inflation should help contain any sell-off in the bond market.

Over the longer term, we believe stocks should gain ground during 2004, although at a slower pace than they did during 2003. We think stock gains will be restrained by slowing year-over-year earnings gains and the potential for rising interest rates, as well as a lack of new incentives to match the previous dividend-tax cut. We believe bond yields are likely to rise during the coming year, as the possibility for an uptick in inflation increases and investors anticipate the Fed’s decision to tighten monetary policy.

Thank you for your continued confidence in the AmSouth Funds. We will continue to focus on providing you with a diverse selection of mutual funds to help you meet your financial goals. We look forward to serving your financial needs during the months and years ahead.

Sincerely,

/s/ J. David Huber

J. David Huber

Chairman

AmSouth Funds

/s/ Joseph T. Keating

Joseph T. Keating

Chief Investment Officer

AmSouth Asset Management Inc.

March 26, 2004

The foregoing information and opinions are for general information only. AmSouth Asset Management Inc. does not guarantee their accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

AMSOUTH VALUE FUND

PORTFOLIO MANAGER

Tin Y. Chan, CFA

Senior Vice President

AmSouth Bank

AmSouth Asset Management Inc.

Tin Chan serves as manager of the AmSouth Value Fund and as co-manager of the AmSouth Balanced Fund. He also is director of value equity strategies for AmSouth Bank. With more than a decade of experience in equity investments and research, he has had portfolio management responsibilities for retail and insurance-related mutual funds. He holds two undergraduate degrees from Cornell University and earned an MBA from the Graduate School of Business at the University of Chicago.

Q. How did the Fund perform during the six months ended January 31, 2004?

A. The Fund’s total return (Class A Shares at NAV) was 15.61%. That compares to a 16.85% return for the Fund’s benchmark, the S&P 500/BARRA Value Index1, and 17.27% for the Lipper Multi-Cap Value Funds Average1. The Fund’s total return does not reflect the deduction of a sales charge or recurring fees on Class A Shares. If reflected, the sales charge and recurring fees would reduce the performance quoted.

With the maximum sales charge of 5.50%, and recurring fees, the Fund’s six month, 1 Year, 5 Year and 10 Year average annual total returns for the six months ended January 31, 2004, were 9.25%, 21.51%, -0.66%, and 7.87%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Current value may be lower or higher than the performance quoted. To obtain performance information current to the most recent month, please visit www.amsouthfunds.com.

Q. What factors affected the Fund’s performance?

A. The Fund’s absolute returns benefited from strong economic growth during the period, which sparked solid returns in the equity market.

In relative terms, the Fund benefited from an overweight position in the financial sector. We were anticipating that financial-services companies would experience stronger earnings growth than the rest of the market. However, financials were not the period’s best-performing sector, gaining 15% during the period compared to 16.8% for the overall benchmark, but we believe security selection within the sector helped performance. Likewise, we under-weighted shares of telecommunications-services companies as we anticipated relatively slow earnings growth for those companies. That move also helped performance, as telecommunications was one of the weakest sectors during the period.‡

The Fund’s underweight stake in the energy sector dragged on relative performance. We over-weighted economically sensitive sectors that we felt would grow earnings rapidly in an improving economic environment, and under-weighted more-defensive sectors such as energy. However, oil prices rose steadily during the period and helped the energy sector significantly outperform the benchmark.‡

The Fund’s relative return was also hurt by the strong performance of small-capitalization, lower-quality stocks—particularly in the technology sector. We held an underweight position among such stocks due to the Fund’s bias towards large-cap shares of high-quality companies.‡

‡	The Fund’s portfolio composition is subject to change.

[1]	See Glossary of Terms for additional information.

AMSOUTH SELECT EQUITY FUND

PORTFOLIO MANAGERS

OakBrook Investments, LLC (sub-advisor):

Neil Wright, President and Chief Investment Officer

Janna Sampson, Director of Portfolio Management

Peter Jankovskis, Director of Research

As portfolio managers for the AmSouth Select Equity Fund, Neil Wright, Janna Sampson and Peter Jankovskis are three veteran investment professionals who have more than 50 years of combined experience. Neil and Peter hold PhDs in economics, and Janna holds an MA in economics. They have worked together for the past 11 years. They also serve as the portfolio managers for the AmSouth Enhanced Market Fund and the AmSouth Mid Cap Fund.

Q. How did the Fund perform during the six months ended January 31, 2004?

A. The Fund posted a 15.25% total return (Class A Shares at NAV) for the period. In comparison, the Fund’s benchmark, the S&P 500 Stock Index1 posted a return of 15.22%. The Lipper Multi-Cap Core Funds Average1 posted a return of 15.72%. The Fund’s total return does not reflect the deduction of a sales charge or recurring fees on Class A Shares. If reflected, the sales charge and recurring fees would reduce the performance quoted.

With the maximum sales charge of 5.50%, and recurring fees, the Fund’s six month, 1 Year and Since Inception (9/1/98) average total returns for the six months ended January 31, 2004 were 8.93%, 23.83% and 3.72%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Current value may be lower than the performance quoted. To obtain performance information current to the most recent month, please visit www.amsouthfunds.com.

Q. What factors affected the Fund’s performance?

A. The overall stock market posted strong returns during the period, helping boost the Fund and its benchmark. Stocks that are closely tied to the economic cycle led the rally, as investor’s anticipated strong economic growth. Smaller stocks generally outperformed larger shares.

This Fund invests in shares of firms with leading market shares and competitive advantages such as strong brands to protect their market shares. We believe those characteristics typically lead to reliable earnings—an attribute that often causes them to outperform the overall market during bear markets and lag during bull markets. This six-month period proved to be an exception, however, as the Fund’s returns more than kept pace with the benchmark’s strong gains.

The Fund’s returns against the benchmark benefited from portfolio-management decisions we made prior to the period. Early in 2003, we positioned the Fund to take advantage of an economic recovery by investing in cyclical stocks in the technology, retail, media, and manufacturing sectors. We feel the Fund also benefited from our decision to lower our weight in pharmaceutical stocks, and to invest those assets in more cyclical shares.‡

During the period the Fund’s position in consumer staples stocks, particularly shares of food companies, hurt its returns relative to the benchmark’s gains. However, we feel the consumer staples sector offers reliable earnings, which ultimately make the stocks a good fit for this Fund’s investment strategy. We continue to believe that such shares are strong long-term holdings.‡

‡	The Fund’s portfolio composition is subject to change.

[1]	See Glossary of Terms for additional information.

The AmSouth Select Equity Fund is subadvised by OakBrook Investments, LLC, which is paid a fee for its services.

AMSOUTH ENHANCED MARKET FUND

PORTFOLIO MANAGERS

OakBrook Investments, LLC (sub-advisor):

Neil Wright, President and Chief Investment Officer

Janna Sampson, Director of Portfolio Management

Peter Jankovskis, Director of Research

Neil Wright, Janna Sampson and Peter Jankovskis are three veteran investment professionals who have more than 50 years of combined experience. Neil and Peter have PhDs in economics, and Janna holds an MA in economics. They have worked together for the past 11 years. In addition to the Enhanced Market Fund, they also serve as portfolio managers of the AmSouth Select Equity Fund and the AmSouth Mid Cap Fund.

Q. How did the Fund perform during the six months ended January 31, 2004?

A. The Fund’s total return was 15.61% (Class A Shares at NAV). In comparison, the Fund’s benchmark, the S&P 500 Stock Index1 produced a total return of 15.22%. The Lipper Large-Cap Core Funds Average1 produced a total return of 13.40%. The Fund’s total return does not reflect the deduction of a sales charge or recurring fees on Class A Shares. If reflected, the sales charge and recurring fees would reduce the performance quoted.

With the maximum sales charge of 5.50%, and recurring fees, the Fund’s six month, 1 Year, 5 Year and Since Inception (9/1/98) average annual total returns for the six months ended January 31, 2004 were 9.06%, 26.83%, -2.53% and 3.02%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Current value may be lower or higher than the performance quoted. To obtain performance information current to the most recent month, please visit www.amsouthfunds.com.

Q. What factors affected the Fund’s returns during the period?

A. This Fund holds most of the stocks in the S&P 500 Stock Index. We use a computer model to estimate market sentiment about a given stock’s prospects, and adjust the Fund’s stake in each stock accordingly. We believe enhanced-index strategy helped the Fund benefit from the general stock market’s strong gains.

We believe this quantitative stock-allocation model helped the Fund post strong returns against the benchmark. The model tends to produce its best results when investors focus on business fundamentals such as earnings, rather than on political or other factors. Earnings were investors’ primary focus during this period, and as a result, the model’s guidance helped the Fund produce strong relative returns. For example, we held an overweight position in technology stocks and an underweight position in consumer staples during the period. Those weightings help to boost returns against the benchmark, as technology stocks led the market and consumer staples lagged.‡

The same model that helped performance also led us to over-weight health care stocks early in the period. That position produced a slight drag on Fund returns, as health-care stocks failed to keep pace with the overall market.‡

‡	The Fund’s portfolio composition is subject to change.

[1]	See Glossary of Terms for additional information.

The	AmSouth Enhanced Market Fund is subadvised by Oakbrook Investments, LLC, which is paid a fee for its services.

AMSOUTH LARGE CAP FUND

PORTFOLIO MANAGER

Ronald E. Lindquist

Senior Vice President

AmSouth Bank

AmSouth Asset Management Inc.

Ron Lindquist has more than 35 years of focused investment management experience. A founding member of the Financial Analysts Society of South Florida, he has a master’s degree in management science from Florida International University and a BS in finance from Florida State University.

Q. How did the Fund perform during the six months ended January 31, 2004?

A. The Fund returned 13.05% (Class A Shares at NAV). That compared to a 15.22% return for the Fund’s benchmark, the S&P 500 Stock Index1. The Lipper Large-Cap Core Funds Average1 produced a total return of 13.40%. The Fund’s total return does not reflect the deduction of a sales charge or recurring fees on Class A Shares. If reflected, the sales charge and recurring fees would reduce the performance quoted.

With the maximum sales charge of 5.50% and recurring fees, the Fund’s six month, 1 Year, 5 Year and 10 Year average annual total returns for the six months ended January 31, 2004, were 6.84%, 25.20%, -1.74% and 11.10%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Current value may be lower than the performance quoted. To obtain performance information current to the most recent month, please visit www.amsouthfunds.com.

Q. What factors affected the Fund’s performance during the period?

A. The Fund’s absolute returns during the period benefited from very strong performance in the stock market. That equity performance was driven by an improving economic environment and increased investor confidence.

The Fund benefited from its overweight position in the technology sector relative to the benchmark. We found the long-term growth prospects of such stocks very attractive, we believe during the past decade that technology stocks have driven earnings growth in the equity markets. We also positioned the Fund with an over weight in the health care sector as we anticipated this sector particularly among shares of pharmaceutical companies, offered attractive growth potential. However, the Fund’s health care holdings were a drag on relative performance. Nearly 60% of the Fund’s health care holdings were shares of pharmaceutical companies, which performed relatively poorly during the period as earnings faltered.‡

The primary beneficiaries of the equity rally during the period were lower-quality shares of small-capitalization companies. Such stocks, which traded at very depressed levels during the recent bear market, performed very strongly. We believe investors found the potential for above-average returns outweighed the added risk of these smaller-caps, more speculative stocks. Because of our large-cap investment strategy, the Fund’s relative return lagged its benchmark, which has much more exposure to these lower-quality small-cap stocks.

‡	The Fund’s portfolio composition is subject to change.

[1]	See Glossary of Terms for additional information.

AMSOUTH CAPITAL GROWTH FUND

PORTFOLIO MANAGER

John Mark McKenzie

Senior Vice President

AmSouth Asset Management Inc.

John Mark McKenzie has been involved in investment management since 1981, with expertise in both equities and fixed income securities. Mr. McKenzie holds a bachelor’s degree in banking and finance from the University of Mississippi and earned his law degree from the University of Mississippi School of Law.

Q. How did the Fund perform during the six months ended January 31, 2004?

A. The Fund’s total return during the period was 12.34% (Class A Shares at NAV). In comparison, the Fund’s benchmark, the S&P 500®/BARRA Growth Index1 returned 13.62%. The Lipper Large-Cap Growth Funds Average1 returned 11.81%. The Fund’s total return does not reflect the deduction of a sales charge or recurring fees on Class A Shares. If reflected, the sales charge and recurring fees would reduce the performance quoted.

With the maximum sales charge of 5.50% and recurring fees, the Fund’s six month, 1 Year, 5 Year and 10 Year average annual total returns for the six months ended January 31, 2004, were 6.16%, 23.18%, -4.04% and 8.48%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Current value may be lower or higher than the performance quoted. To obtain performance information current to the most recent month, please visit www.amsouthfunds.com.

Q. What factors affected the Fund’s performance during the period?

A. The Fund and its benchmark benefited from a strong stock market rally. Cyclical sectors such as technology and consumer discretionary stocks led stocks’ surge.

Our decision to overweight shares of cyclical firms helped the Fund present positive performance for the period. For example, the Fund held an overweight position in technology throughout the period. We also held a larger position than the benchmark in shares of consumer discretionary stocks. That overweight stake also boosted relative returns, as strong gains by retail stocks helped the Fund’s consumer discretionary holdings for the period.‡

We also held a relatively large position in health care stocks, which hurt the Fund’s performance for the period. We believe that large pharmaceutical companies were hurt by investors’ concerns about thinning drug pipelines and potential legislation, and investors favored shares of smaller health care firms. The health-care sector’s relatively weak performance during this six-month period does not change our belief that the sector offers attractive long-term growth prospects.‡

‡	The Fund’s portfolio composition is subject to change.

[1]	See Glossary of Terms for additional information.

AMSOUTH MID CAP FUND

PORTFOLIO MANAGERS

OakBrook Investments, LLC (sub-advisor):

Neil Wright, President and Chief Investment Officer

Janna Sampson, Director or Portfolio Management

Peter Jankovskis, Director of Research

As portfolio managers for the AmSouth Mid Cap Fund, Neil Wright, Janna Sampson and Peter Jankovskis are three veteran investment professionals who have more than 50 years of combined experience. Neil and Peter have PhDs in economics, and Janna holds an MA in economics. They have worked together for the past 11 years. The team also manages the AmSouth Select Equity Fund and the AmSouth Enhanced Market Fund.

INVESTMENT RISK CONSIDERATIONS

Mid capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Q. How did the Fund perform during the six months ended January 31, 2004?

A. The Fund’s shares delivered a total return of 19.57% (Class A Shares at NAV), compared to a 19.03% return for the Fund’s benchmark, the S&P MidCap 400 Index1. The Lipper Mid-Cap Core Funds Average1 returned 18.56%. The Fund’s total return does not reflect the deduction of a sales charge or recurring fees on Class A Shares. If reflected, the sales charge and recurring fees would reduce the performance quoted.

With the maximum sales charge of 5.50%, and recurring fees, the Fund’s six month, 1 Year, and Since Inception (5/4/99) average annual total returns for the six months ended January 31, 2004, were 12.96%, 33.64% and 3.53%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Current value may be lower or higher than the performance quoted. To obtain performance information current to the most recent month, please visit www.amsouthfunds.com.

Q. What factors affected the Fund’s performance during the period?

A. This Fund is an enhanced index fund that tracks the S&P MidCap 400 Index1. We attempt to outperform the benchmark by making slight adjustments to the Fund’s stakes in individual shares. We base our adjustments on a computer model that estimates market sentiment about the prospects for individual companies. We believe the Fund’s enhanced-index approach helped it to benefit from strong gains among mid-cap stocks during the period.

Our computer model helped the Fund outperform the benchmark during the period. This model tends to produce its best performance when investors’ focus on earnings and other business fundamentals, rather than on factors such as politics. The market did focus on fundamentals during this period, and we believe the model’s guidance for individual stock allocation helped the Fund produce strong relative returns. The model led us to over-weight shares of technology and energy companies during the period, helping boost relative performance. The Fund’s relative returns also benefited from an underweight position in consumer discretionary stocks.‡

Our quantitative model led us to over-weight health care stocks. Health care slightly under-performed the overall market, and as a result produced a small drag on the Fund’s returns.‡

‡	The Fund’s portfolio composition is subject to change.

[1]	See Glossary of Terms for additional information.

The AmSouth Mid Cap Fund is subadvised by OakBrook Investments, LLC, which is paid a fee for its services.

AMSOUTH SMALL CAP FUND

PORTFOLIO MANAGER

Sawgrass Asset Management, LLC (sub-advisor):

Dean McQuiddy, CFA

Principal and Director of Equity Investments

Dean McQuiddy serves as portfolio manager for the AmSouth Small Cap Fund. He has nearly 20 years of experience in investment management and holds a BS in finance. He created and managed the small-cap growth product at Barnett Capital Advisors for 11 years.

INVESTMENT RISK CONSIDERATIONS

Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Q. How did the Fund perform during the six months ended January 31, 2004?

A. The Fund posted a 15.24% (Class A Shares at NAV) return. In comparison, the Fund’s benchmark, the Russell 2000 Growth Index1, returned 21.81%. The Lipper Small Cap Growth Funds Average1 returned 20.74%. The Fund’s total return does not reflect the deduction of a sales charge or recurring fees on Class A Shares. If reflected, the sales charge and recurring fees would reduce the performance quoted.

With the maximum sales charge of 5.50%, the Fund’s six month, 1 Year, and Since Inception (3/2/98) average annual total returns for the six months ended January 31, 2004 were 8.90%, 30.20% and -0.45%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Current value may be lower or higher than the performance quoted. To obtain performance information current to the most recent month, please visit www.amsouthfunds.com.

Q. What factors affected the Fund’s performance during the period?

A. The Fund benefited in absolute terms from strong performance in the stock market. Stocks moved higher as stimulative fiscal and monetary policies helped spark growth in the economy, and corporate profits continued to improve. Meanwhile, investor confidence rebounded from weak levels after the end of the bear market.

The Fund’s returns under-performed the benchmark during the six-month period. We maintained our disciplined strategy of investing in attractively valued, profitable companies with strong balance sheets and consistent earnings growth. We believe that led us to underweight technology stocks relative to the benchmark, as many stocks in that sector lacked such characteristics. That underweight position ultimately hurt performance as technology stocks—particularly low-quality, speculative shares—performed very well during the period.‡

In our opinion, the Fund’s strong individual stock selection helped outpace its benchmark in seven out of 10 sectors. The Fund posted positive returns relative to the benchmark in the consumer discretionary, consumer staples, energy, financial services, and industrials sectors. We found many attractive investments in these industries, particularly among consumer discretionary stocks such as homebuilders, retailers, and restaurants.‡

‡	The Fund’s portfolio composition is subject to change.

[1]	See Glossary of Terms for additional information.

The AmSouth Small Cap Fund is subadvised by Sawgrass Asset Management, LLC, which is paid a fee for its services.

AMSOUTH INTERNATIONAL EQUITY FUND

PORTFOLIO MANAGERS

Dimensional Fund Advisors, Inc. (sub-advisor)

Dimensional Fund Advisors Inc. employs a team approach in sub-advising the International Equity Fund. The Investment Committee sets policy and procedures, and portfolio managers make daily decisions regarding the Fund. Karen Umland, VP and portfolio manager, heads the international group. Portfolio managers on the international team are located in Los Angeles, London and Sydney.

INVESTMENT RISK CONSIDERATIONS

International investing involves increased risk and volatility.

Q. How did the Fund perform during the six months ended January 31, 2004?

A. The Fund returned 31.62% (Class A Shares at NAV) for the period. That compared to a return of 25.35% for the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, and Far East) Index1. The Lipper International Funds Average1 returned 23.39% for the six-month period. The Fund’s total return does not reflect the deduction of a sales charge or recurring fees on Class A Shares. If reflected, the sales charge and recurring fees would reduce the performance quoted.

With the maximum sales charge of 5.50% and recurring fees, the Fund’s six month, 1 Year, 5 Year and Since Inception (8/18/97) average annual total returns for the six months ended January 31, 2004 were 24.32%, 51.69%, 1.52% and 1.99%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Current value may be lower or higher than the performance quoted. To obtain performance information current to the most recent month, please visit www.amsouthfunds.com.

Q. What factors affected the Fund’s performance?

A. International stocks across the major geographical regions posted very strong gains during the period. The Pacific Rim and Japan led the surge, and the United Kingdom and continental Europe performed well. That rally helped boost the returns of the Fund and its benchmark.

Dimensional Fund Advisors’ investment approach focuses on stocks’ book value-to-market capitalization ratio1. We rank the stocks in each of 21 developed markets by that ratio, and invest in the top 30% of stocks in each country. We base that approach on studies showing that book value-to-market capitalization and company size are the most important factors in determining long-term stock performance.

International value stocks outperformed international growth stocks during the six-month period, boosting the Funds’ returns against the benchmark. The Fund’s value focus typically leads it to invest in somewhat smaller stocks than the shares represented by the index. We believe that smaller average market capitalization also helped returns versus the benchmark, because smaller stocks outperformed larger stocks during the period. We do not attempt to gauge the prospects for a given country or region, but maintain the Fund’s geographical allocations close to those of the index; therefore geographical allocations do not affect this Fund’s relative returns.‡

‡	The Fund’s portfolio composition is subject to change.

[1]	See Glossary of Terms for additional information.

The AmSouth International Equity Fund is subadvised by Dimensional Fund Advisors, Inc., which is paid a fee for its services.

AMSOUTH BALANCED FUND

PORTFOLIO MANAGERS

Tin Y. Chan, CFA

Senior Vice President

John P. Boston, CFA

Senior Vice President

AmSouth Bank

AmSouth Asset Investment Management Inc.

With more than a decade of experience in equity investments and research, Tin Chan has had portfolio management responsibilities for retail and insurance-related mutual funds. He holds two undergraduate degrees from Cornell University and earned an MBA from the Graduate School of Business at the University of Chicago. He also serves as manager of the AmSouth Value Fund.

John Boston also manages the AmSouth Limited Term Bond Fund and co-manages the AmSouth Bond Fund and the AmSouth Government Income Fund. He has 14 years of experience as a fixed income manager. He holds a bachelor’s degree in finance and political science.

Q. How did the Fund perform during the six months ended January 31, 2004?

A. The Fund posted a 10.09% return (Class A Shares at NAV), during the period. In comparison, the Fund’s benchmarks, the S&P 500 Stock Index1 and the Lehman Brothers Government/Credit Bond Index1 posted total returns of 15.22% and 4.76% respectively. The Lipper Balanced Funds Average1 posted a total return of 11.01%. The Fund’s total return does not reflect the deduction of a sales charge or recurring fees on Class A Shares. If reflected, the sales charge and recurring fees would reduce the performance quoted.

With the maximum sales charge of 5.50%, and recurring fees, the Fund’s six month, 1 Year, 5 Year and 10 Year average annual total returns for the six months ended January 31, 2004 were 4.05%, 13.41%, 3.91% and 8.04%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Current value may be lower or higher than the performance quoted. To obtain performance information current to the most recent month, please visit www.amsouthfunds.com.

Q. What factors affected the performance of the Fund during the period?

A. The equity portion of the Fund benefited in absolute terms from dramatic growth in the economy and the stock market during the period. Equities were coming off very depressed levels in 2003, which helped fuel the stock market rally. The Fund’s allocation in equities rose from 56.2% to 59.8% of assets during the period.‡

We underweighted consumer staples stocks relative to the benchmark in the equity portion of the Fund as we anticipated weak growth among shares of such defensively positioned companies. We believed that economically sensitive sectors such as consumer discretionary and financials would be the primary beneficiaries of an economic rebound. The underweight position in the consumer staples sector benefited relative performance as consumer staples stocks significantly underperformed the benchmark.‡

The Fund’s relative return was hurt by the strong performance of small-capitalization, high-risk stocks—most notably in the technology sector. We held an underweight position among such stocks due to the Fund’s bias towards large-cap shares of high-quality companies.‡

The fixed-income portion of the Fund was positioned with an overweight relative to its benchmark in corporate issues. That helped the Fund’s bond holdings to keep pace with its benchmark, as corporate bonds were the best performers in the fixed-income sector. Such bonds performed well due to the improving economic environment and acceleration in corporate profits. Investors found the potential for high return among such securities outweighed their additional risk.

Among corporate bonds, lower-quality securities outperformed higher-quality securities. The Fund’s benchmark, the Lehman Brothers Government/Credit Bond Index1, held a nearly 20% stake in BBB-rated securities. That hurt relative performance in the fixed-income portion of the Fund, as the Fund’s high-quality bias allows for investments in securities rated A or better.‡

We positioned the fixed-income portion of the Fund with an average maturity shorter than that of its benchmark, which hurt relative returns during the period. We employed such a duration strategy as we anticipated that the stimulative fiscal and monetary policy during the period would spark a rise in interest rates. Though the fiscal and monetary policy succeeded in driving economic growth, interest rates did not rise during the period. In that environment, long-term yields fell further than short-term yields, which resulted in a larger price increase for bond with longer average maturities.‡

‡	The Fund’s portfolio composition is subject to change.

[1]	See Glossary of Terms for additional information.

AMSOUTH STRATEGIC PORTFOLIOS

STRATEGIC PORTFOLIOS

Aggressive Growth

Growth

Growth and Income

Moderate Growth and Income

The AmSouth Strategic Portfolios are managed by a team of AmSouth investment managers, including both equity and fixed income specialists. The team has more than 40 years of combined investment management experience.

Q. How did the Funds perform during the period?

A. For the six months ended January 31, 2004, the Funds’ total returns, benchmark returns and other comparative returns were as follows:

AmSouth Strategic Portfolios: Aggressive Growth Portfolio (Class A Shares at NAV): 14.99%

S&P 500 Stock Index1: 15.22%

Lipper Multi-Cap Core Funds Average1: 15.72%

AmSouth Strategic Portfolios: Growth Portfolio (Class A Shares at NAV): 12.29%

S&P 500 Stock Index1: 15.22%

Lipper Multi-Cap Growth Funds Average1: 15.28%

AmSouth Strategic Portfolios: Growth and Income Portfolio (Class A Shares at NAV): 9.99%

S&P 500 Stock Index1: 15.22%

Merrill Lynch Government/Corporate Master Index1: 4.64%

Lipper Large Cap Value Funds Average1: 15.84%

AmSouth Strategic Portfolios: Moderate Growth and Income Portfolio (Class A Shares at NAV): 8.35%

S&P 500 Stock Index1: 15.22%

Merrill Lynch Government/Corporate Master Index1: 4.64%

Lipper Flexible Portfolio Funds Average1: 11.94%

The Fund’s total return does not reflect the deduction of a sales charge or recurring fees on Class A Shares. If reflected, the sales charge and recurring fees would reduce the performance quoted.

With the maximum sales charge of 5.50% and recurring fees, the six-month, 1 Year,

5 Year and Since Inceptions average annual total returns for the Class A Shares for the six months ended January 31, 2004 were 8.67%, 25.21%, 0.41% and 0.55%, respectively, for the Aggressive Growth Portfolio. The six-month, 1 Year and Since Inceptions returns for Class A Shares for the six months ended January 31, 2004 were 6.08%, 18.07% and 0.78%, respectively, for the Growth Portfolio; 3.91%, 13.12% and 1.95%, respectively, for the Growth and Income Portfolio; and 2.35%, 9.57% and 2.51%, respectively, for the Moderate Growth and Income Portfolio. The returns quoted assume reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Current value may be lower or higher than the performance quoted. To obtain performance information current to the most recent month, please visit www.amsouthfunds.com.

Q. What factors affected the Portfolios’ performance?

A. The stock market posted strong gains during the six-month period, helping boost returns for the Strategic Portfolios and their benchmarks. Meanwhile, fixed-income securities generally produced low but positive returns. Those trends caused the portfolios with higher equity allocations to outperform the more conservative portfolios.

We implemented the AmSouth Diversified Equity Strategy prior to the beginning of the six-month period. That strategy improved the Portfolios’ equity diversification by increasing exposure to small-cap and international stock funds, as well as by balancing the Portfolios’ equity assets equally between growth- and value- oriented stock funds. The Diversified Equity Strategy helped boost the Portfolios’ returns during the period, because small-cap and international stocks outperformed large-cap domestic shares.‡

We increased the more-aggressive portfolios’ equity positions in November as economic data made stocks more attractive. Those increases were as follows: AmSouth Strategic Portfolios: Aggressive Growth Portfolio (from 90% to 95% of assets); AmSouth Strategic Portfolios: Growth Portfolio (from 70% to 75% of assets); AmSouth Strategic Portfolios: Growth and Income Portfolio (from 55% to 60% of assets). The Portfolios’ greater equity exposure helped them capitalize on the stock market’s strong gains during December and January.‡

‡	The Fund’s portfolio composition is subject to change.

[1]	See Glossary of Terms for additional information.

AMSOUTH GOVERNMENT INCOME FUND

PORTFOLIO MANAGERS

John P. Boston, CFA

Senior Vice President

Michael T. Lytle, CFA

Investment Officer

AmSouth Bank

AmSouth Asset Management Inc.

John Boston also manages the AmSouth Limited Term Bond Fund and co-manages the AmSouth Bond Fund. He has 14 years of experience as a fixed income manager. He holds a bachelor’s degree in finance and political science and is a Chartered Financial Analyst.

Michael Lytle is a fixed income portfolio manager for AmSouth Asset Management Inc., specializing in taxable fixed income securities. Mr. Lytle joined AmSouth Asset Management group in 1999. He earned his bachelor’s degree from Berry College, and is a Chartered Financial Analyst.

Q. How did the Fund perform during the six months ended January 31, 2004?

A. The Fund returned 2.26% (Class A Shares at NAV) for the period. In comparison, the Fund’s benchmark, the Lehman Brothers Mortgage Index1 produced a 4.03% return. The Lipper U.S. Mortgage Funds Average1 produced a 3.54% return.

With the maximum sales charge of 4.00%, and recurring fees, the Fund’s six month, 1 Year, 5 Year and 10 Year average annual total returns for the six months ended January 31, 2004 were -1.84%, -2.04% and 5.76%, respectively, for Class A Shares. The quoted returns assume the reinvestment of dividends and capital gains distributions. The Fund’s total return does not reflect the deduction of a sales charge or recurring fees on Class A shares. If reflected, the sales charge and recurring fees would reduce the performance quoted.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Current value may be lower or higher than the performance quoted. To obtain performance information current to the most recent month, please visit www.amsouthfunds.com.

Q. What factors affected the Fund’s performance during the period?

A. Strong economic growth and improving corporate profits led us to expect higher interest rates during the period. However, interest rates remained relatively stable despite the rebound in the economy and in corporate profits. Yields on longer-term securities declined in that environment. We kept the Fund’s average maturity shorter than that of the benchmark throughout the period, which slightly hurt relative performance as yields fell.‡

The Fund invests in mortgage pass-through securities, Treasury notes and agency issues. By contrast, the Fund’s benchmark holds just mortgage-backed bonds, which outperformed Treasury and agency bonds during the period. As a result, the Fund’s Treasury and agency bond holdings dragged on relative returns somewhat. We increased the Fund’s allocation to mortgage-backed bonds, because such issues offered significantly higher yields than Treasuries. That strategy benefited performance. That said, the high quality of the Fund’s portfolio dragged on returns against the benchmark, as lower-quality issues in the broader mortgage index were among the period’s best performers.‡

‡	The Fund’s portfolio composition is subject to change.

[1]	See Glossary of Terms for additional information.

AMSOUTH LIMITED TERM BOND FUND

PORTFOLIO MANAGER

John P. Boston, CFA

Senior Vice President

AmSouth Bank

AmSouth Asset Management Inc.

John Boston manages the AmSouth Limited Term Bond Fund and co-manages the AmSouth Bond Fund. He has 14 years of experience as a fixed income manager. He holds a bachelor’s degree in finance and political science and is a Chartered Financial Analyst.

Q. How did the Fund perform during the six months ended January 31, 2004?

A. The Fund’s total return for the period ended was 1.30% (Class A Shares at NAV). In comparison, the Fund’s benchmark, the Merrill Lynch 1-5-Year Government/Corporate Bond Index1 gained 2.17%. The Lipper Short-Intermediate Investment Grade Debt Funds Average1 gained 2.54%. The Fund’s total return does not reflect the deduction of a sales charge or recurring fees on Class A Shares. If reflected, the sales charge and recurring fees would reduce the performance quoted.

With the maximum sales charge of 4.00%, and recurring fees, the Fund’s six month, 1 Year, 5 Year and 10 Year average annual total returns for the six months ended January 31, 2004 were -2.72%, -1.91%, 4.29% and 4.88%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Current value may be lower or higher than the performance quoted. To obtain performance information current to the most recent month, please visit www.amsouthfunds.com.

Q. What factors affected the Fund’s performance?

A. Strong economic growth and improving corporate profits led us to position the Fund with a 54% stake in corporate bonds at the beginning and end of the period. Spreads between corporate bonds and Treasuries narrowed during the period as investors were willing to take on more risk for the potential of higher returns. That demand pushed prices higher on corporate issues. The Fund’s overweight position in corporate bonds benefited relative performance.‡

We expected interest rates to rise during the period due to stimulative fiscal and monetary policy that resulted in strong economic growth and improving corporate profits. As a result, we positioned the Fund with an average maturity shorter than that of its benchmark. Although interest rates did not rise during the period, we believe the Fund’s shorter maturity structure still is the appropriate investment strategy.‡

‡	The Fund’s portfolio composition is subject to change.

[1]	See Glossary of Terms for additional information.

AMSOUTH BOND FUND

PORTFOLIO MANAGERS

Brian B. Sullivan, CFA

Chief Fixed Investment Officer

John P. Boston

Senior Vice President

AmSouth Bank

AmSouth Asset Management Inc.

Brian Sullivan has more than 17 years of fixed income investment management experience and holds an MBA in finance and a bachelor’s degree in economics. John Boston has 14 years of investment experience as a fixed income manager. He holds a bachelor’s degree in finance and political science.

John Boston manages the AmSouth Limited Term Bond Fund and co-manages the AmSouth Bond Fund. He has 14 years of experience as a fixed income manager. He holds a bachelor’s degree in finance and political science and is a Chartered Financial Analyst.

Q. How did the Fund perform during the six months ended January 31, 2004?

A. The Fund returned 2.99% (Class A Shares at NAV) during the period. The Fund’s benchmark, the Lehman Brothers Government/Credit Bond Index1 returned 4.76%. The Lipper Corporate Debt Funds A Rated Average1, returned 4.84%. The Fund’s total return does not reflect the deduction of a sales charge or recurring fees on Class A Shares. If reflected, the sales charge and recurring fees would reduce the performance quoted.

With the maximum sales charge of 4.00% and recurring fees, the Fund’s six month,

1 Year, 5 Year and 10 Year average annual total returns for the six months ended January 31, 2004 were -1.11%, -0.71%, 5.08% and 5.94%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost current value may be lower or higher than the performance quoted. To obtain performance information current to the most recent month, please visit www.amsouthfunds.com.

Q. What factors affected the performance of the Fund?

A. Strong economic growth and accelerating corporate profits led us to over-weight corporate bonds relative to the benchmark during the period. The Fund began the period with 51% of its portfolio invested in corporate bonds, and we increased that position to 54% by the end of the period. That strategy helped the Fund keep pace with its benchmark as corporate issues outperformed Treasury and agency bonds.‡

Low-quality corporate bonds were the strongest performing issues during the period as investors were willing to take on added risk for potentially higher returns. The Fund’s benchmark held a nearly 20% stake in BBB-rated securities, while the Fund only holds securities rated A or better. Bonds rated BBB outperformed A-rated securities by more than two percentage points during the period. As a result, the Fund’s high-quality portfolio hurt relative performance during the period.‡

The Fund’s average maturity was positioned shorter than that of its benchmark, as we believed that the stimulative fiscal and monetary policy during the period would lead to higher interest rates. That fiscal and monetary policy helped drive positive economic growth and increased demand for credit, but interest rates did not rise during the period. Yields on longer-term bonds fell further than yields on shorter-term bonds in that environment. That pushed prices higher on longer-term bonds, which ultimately hurt relative returns due to the Fund’s short average maturity versus its benchmark.‡

‡	The Fund’s portfolio composition is subject to change.

[1]	See Glossary of Terms for additional information.

AMSOUTH MUNICIPAL BOND FUND

PORTFOLIO MANAGER

Dorothy E. Thomas, CFA

Senior Vice President

AmSouth Bank

AmSouth Asset Management Inc.

Dorothy Thomas has more than 20 years of experience as an investment portfolio manager. She holds an MBA and a BA in economics and serves as manager of tax-exempt fixed income investments for AmSouth. She is also the portfolio manager for the AmSouth Florida Tax-Exempt Fund and the AmSouth Tennessee Tax-Exempt Fund.

INVESTMENT RISK CONSIDERATIONS

The Fund’s income may be subject to certain state and local taxes and, depending on one’s tax status, the federal alternative minimum tax.

Q. How did the Fund perform during the six months ended January 31, 2004?

A. The Fund returned 3.44% (Class A Shares at NAV) for the period. In comparison, the Fund’s benchmark, the Merrill Lynch 1-12 Year Municipal Bond Index1 gained 5.48%. The Lipper General Municipal Debt Funds Average1 gained 5.61%. The Fund’s total return does not reflect the deduction of a sales charge or recurring fees on Class A Shares. If reflected, the sales charge and recurring fees would reduce the performance quoted.

With the maximum sales charge of 4.00%, and recurring fees, the Fund’s six month,

1 Year, 5 Year and 10 Year average annual total returns for the six months ended January 31, 2004 were -0.69%, -0.54%, 3.52% and 4.09%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Current value may be lower or higher than the performance quoted. To obtain performance information current to the most recent month, please visit www.amsouthfunds.com.

As of January 31, 2004, the Fund’s 30-day SEC yield was 1.63%. For investors in the 38.6% federal income tax bracket, that is equivalent to a taxable yield of 2.65%. Shareholders who are residents of Alabama could realize a higher taxable-equivalent yield. The yield percentage is annualized.

We achieved our objectives while maintaining an average credit quality of AA (as rated by Standard & Poor’s). The Fund’s average maturity was 4.71 years as of January 31, 2004.‡

Q. What factors affected the Fund during the period?

A. Volatility was the most distinguishing feature in the municipal markets during the period, despite the fact that the Federal Reserve Board kept short-term interest rates at 1.00%. Municipal bonds typically are less volatile than the rest of the fixed- income market. However, investors’ concerns about the strength and timing of the economic recovery kept volatility high among such bonds. Supply in the municipal market remained strong during the period.

We positioned the Fund defensively, with an average duration shorter than that of its benchmark. We believed that the risk of rising interest rates was greater than the probability that rates would move lower, and the shorter average duration helped protect against rising rates. We also invested in securities with high credit ratings, as we did not believe that the added return available on lower-rated securities justified their additional risk. The Fund’s defensive positioning hurt relative returns, as lower-quality securities with longer durations were the best performers during the period.‡

‡	The Fund’s portfolio composition is subject to change.

[1]	See Glossary of Terms for additional information.

AMSOUTH FLORIDA TAX-EXEMPT FUND

PORTFOLIO MANAGER

Dorothy E. Thomas, CFA

Senior Vice President

AmSouth Bank

AmSouth Asset Management Inc.

Dorothy Thomas has more than 20 years of experience as an investment portfolio manager. She holds an MBA and a BA in economics and serves as manager of tax-exempt fixed income investments for AmSouth. She also is the portfolio manager for the AmSouth Municipal Bond Fund and the AmSouth Tennessee Tax-Exempt Fund.

INVESTMENT RISK CONSIDERATIONS

The Fund’s income may be subject to certain state and local taxes and, depending on one’s tax status, the federal alternative minimum tax.

Q. How did the Fund perform during the six months ended January 31, 2004?

A. The Fund’s total return during the six-month period ended January 31, 2004 was 3.53% (Class A Shares at NAV). In comparison, the Fund’s benchmark, the Merrill Lynch 1-12 Year Municipal Bond Index1 gained 5.48%. The Lipper Florida Intermediate Municipal Debt Funds Average1 returned 4.34%. The Fund’s total return does not reflect the deduction of a sales charge or recurring fees on Class A Shares. If reflected, the sales charge and recurring fees would reduce the performance quoted.

It is also important to recognize income yield to shareholders. As of January 31, 2004, the Fund’s 30-day SEC yield was 1.80%. For investors in the 38.6% federal income tax bracket, that is equivalent to a taxable yield of 2.93%. Shareholders who are residents of Florida could realize a higher taxable-equivalent yield. The yield percentage is annualized.

We achieved our objectives while maintaining an average credit quality of AA (as rated by Standard & Poor’s). The Fund’s average maturity was 4.98 years as of January 31, 2004.‡

With the maximum sales charge of 4.00% and recurring fees, the Fund’s six month, 1 Year, 5 Year, and Since Inception (9/30/94) average annual total returns for the six months ended January 31, 2004 were -0.65%, -0.63%, 3.45%, and 4.68%, respectively, for Class A Shares. The returns quoted assume reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Current value may be lower or higher than the performance quoted. To obtain performance information current to the most recent month, please visit www.amsouthfunds.com.

Q. What factors affected the Fund’s performance during the period?

A. The Federal Reserve Board maintained short-term interest rates at 1.00% during the period. Rates in the municipal market fell modestly from the beginning to the end of the period, but were volatile during much of the six months through January 31, 2004. That volatility was caused by investor worries about the strength and timing of the economic recovery, and about the direction of monetary policy.

The Fund was positioned with a duration shorter than that of its benchmark. We employed that defensive strategy because we were concerned about rising interest rates as the economy continued to gain strength. That strategy hurt the Fund’s relative returns, as municipal bonds with longer durations outperformed shorter-term bonds. We also favored high-quality municipal issues with credit ratings of A or better. That did not benefit the Fund’s relative performance, as lower-quality issues performed very well during the period. However, we did not think the additional yield available on lower-rated municipal bonds provided adequate compensation for the increased risk such issues represented.‡

‡	The Fund’s portfolio composition is subject to change.

[1]	See Glossary of Terms for additional information.

AMSOUTH TENNESSEE TAX-EXEMPT FUND

PORTFOLIO MANAGER

Dorothy E. Thomas, CFA

Senior Vice President

AmSouth Bank

AmSouth Asset Management Inc.

Dorothy Thomas has more than 20 years of experience as an investment portfolio manager. She holds an MBA and a BA in economics and serves as manager of tax-exempt fixed income investments for AmSouth. She also is the portfolio manager for the AmSouth Municipal Bond and the AmSouth Florida Tax-Exempt Fund.

INVESTMENT RISK CONSIDERATIONS

The Fund’s income may be subject to certain state and local taxes and, depending on one’s tax status, the federal alternative minimum tax.

Q. How did the Fund perform during the six months ended January 31, 2004?

A. The Fund delivered a 3.31% total return (Class A Shares at NAV) for the period. In comparison, the Fund’s benchmark, the Merrill Lynch 1-12-Year Municipal Bond Index1 gained 5.48%. The Lipper Other States Intermediate Municipal Debt Funds Average1 gained 4.33%. The Fund’s total return does not reflect the deduction of a sales charge or recurring fees on Class A Shares. If reflected, the sales charge and recurring fees would reduce the performance quoted.

With the maximum sales charge of 4.00%, and recurring fees, the Fund’s six month,

1 Year, 5 Year and 10 Year average annual total returns for the six months ended January 31, 2004 were -0.82%, -0.86%, 2.86% and 3.11%, respectively, for Class A Shares. The quoted returns assume reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Current value may be lower or higher than the performance quoted. To obtain performance information current to the most recent month, please visit www.amsouthfunds.com.

It is also important to recognize income yield to shareholders. The Fund’s annualized 30-day SEC yield was 1.50% as of January 31, 2004. For investors in the 38.6% federal income tax bracket, that is equivalent to a taxable annualized yield of 2.44% Shareholders who are residents of Tennessee could realize a higher taxable-equivalent yield.

We achieved the Fund’s objectives while maintaining an average credit quality of AA+ (as rated by Standard & Poor’s). The Fund’s average maturity as of January 31, 2004 was 4.89 years.‡

Q. What factors affected the Fund’s performance during the period?

A. The Federal Reserve Board kept short-term interest rates at 1.00% during the period, and municipal yields ended the period slightly below where they started. That said yields were very volatile as investors became alternately concerned and optimistic about the strength and timing of the economic recovery.

We positioned the Fund defensively during the period, with a shorter duration and a higher-quality portfolio than the benchmark. We employed that defensive strategy because we anticipated rising interest rates and did not believe that the higher returns on lower-quality municipal issues were worth their additional risk. That strategy ultimately hurt relative performance as lower quality and longer-term municipal issues were the strongest performers during the period.‡

‡ The	Fund’s portfolio composition is subject to change.

[1]	See Glossary of Terms for additional information.

THE AMSOUTH MONEY MARKET FUNDS

PORTFOLIO MANAGERS Team Managed.

INVESTMENT RISK CONSIDERATIONS

The AmSouth Tax Exempt Money Market Fund’s income may be subject to certain state and local taxes and, depending on one’s tax status, the federal alternative minimum tax.

Investments in the Prime, the U.S. Treasury Reserve, the Tax-Exempt, the Institutional Prime Obligations Money Market Funds are neither insured or guaranteed by the FDIC or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Q. What factors affected the performance of the Funds during the six month period January 31, 2004?

A. Short-term interest rates began the period at very low levels. The Federal Reserve Board (the Fed) maintained those low rates in an attempt to address concerns about deflation and a weak job market. The Fed’s neutral position led to a very stable period in the money markets. We maintained average maturities close to the Funds’ benchmarks throughout the period.

Corporations began issuing somewhat more short-term debt during the period. Despite that increase, supply of corporate paper was very tight – a trend that has characterized the corporate market during the past several years. Lower-quality debt led the market, but did not present attractive enough yield to justify its additional risk. We maintained very high credit quality in the Funds throughout the period.

•	As of January 31, 2004, the Prime Obligations Fund’s average maturity was 59 days, compared to 62 days on July 31, 2003, and 51 days on January 31, 2003.‡

•	As of January 31, 2004, the Tax-Exempt Fund’s average maturity was 35 days, compared to 36 days on July 31, 2003, and 51 days on January 31, 2003.‡

•	As of January 31, 2004, the Treasury Reserve Fund’s average maturity was 45 days, compared to 55 days on July 31, 2003, and 47 days on January 31, 2003.‡

•	As of January 31, 2004, the Institutional Prime Obligations Fund’s average maturity was 64 days, compared to 56 days on July 31, 2003, and 55 days on January 31, 2003.‡

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Current value may be lower or higher than the performance quoted. To obtain performance information current to the most recent month, please visit www.amsouthfunds.com.

‡	The composition of the Fund’s holdings is subject to change.

VALUE FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Shares	Value

COMMON STOCKS (99.7%)
Aerospace/Defense (5.9%)
Boeing Co.	404,900	$16,905
Lockheed Martin Corp.	53,300	2,591
Raytheon Co.	259,954	7,931
United Technologies Corp.	67,752	6,473

		33,900

Apparel (2.6%)
Liz Claiborne, Inc.	68,455	2,449
Nike, Inc., Class B	132,800	9,250
V.F. Corp.	69,600	2,958

		14,657

Banking (4.8%)
Bank of America Corp.	151,428	12,336
SunTrust Banks, Inc.	46,988	3,400
Wachovia Corp.	255,000	11,791

		27,527

Chemicals — Specialty (0.7%)
Dow Chemical Co.	90,723	3,806

Computer Hardware (4.8%)
Hewlett-Packard Co.	875,248	20,822
IBM Corp.	66,635	6,612

		27,434

Computer Software & Services (3.1%)
Computer Associates International, Inc.	249,900	6,532
EMC Corp. (b)	775,000	10,881

		17,413

Distribution/Wholesale (0.6%)
Genuine Parts Co.	111,900	3,688

Diversified Manufacturing (3.4%)
Honeywell International, Inc.	154,118	5,567
Illinois Tool Works, Inc.	25,552	1,996
Tyco International, Ltd.	444,493	11,890

		19,453

Entertainment (0.5%)
Walt Disney Co.	122,670	2,944

Financial Services (21.4%)
CIT Group, Inc.	565,160	21,431
Citigroup, Inc.	671,480	33,226
FleetBoston Financial Corp.	193,154	8,611
Freddie Mac	137,835	8,604
Goldman Sachs Group, Inc.	141,400	14,076
J.P. Morgan Chase & Co.	350,919	13,647
Prudential Financial, Inc.	100,184	4,358
Washington Mutual, Inc.	412,961	18,294

		122,247

Food Distributors & Wholesalers (1.5%)
Costco Wholesale Corp. (b)	230,000	8,528

Forest & Paper Products (1.0%)
International Paper Co.	60,000	2,536
MeadWestvaco Corp.	128,149	3,456

		5,992

Continued

	Shares	Value

COMMON STOCKS, continued
Gaming (0.4%)
Caesars Entertainment, Inc. (b)	215,052	$2,462

Insurance (11.0%)
ACE Ltd.	168,229	7,305
AFLAC, Inc.	323,600	11,934
American International Group, Inc.	200,000	13,891
MetLife, Inc.	288,771	9,688
St. Paul Cos., Inc.	145,103	6,113
Travelers Property Casualty Corp., Class B	495,209	8,963
XL Capital, Ltd.	63,000	5,009

		62,903

Machinery & Equipment (1.1%)
Black & Decker Corp.	118,600	6,078

Medical Products (0.9%)
Becton, Dickinson & Co.	111,510	5,025

Metals & Mining (2.5%)
Alcoa, Inc.	410,000	14,014

Multimedia (4.0%)
Time Warner, Inc. (b)	569,052	9,998
Viacom, Inc., Class B	325,000	13,098

		23,096

Oil & Gas Exploration, Production, & Services (9.0%)
Anadarko Petroleum Corp.	112,500	5,614
Burlington Resources, Inc.	35,700	1,954
ChevronTexaco Corp.	140,265	12,111
ConocoPhillips	170,998	11,265
Devon Energy Corp.	100,000	5,646
Halliburton Co.	264,187	7,965
Kerr-McGee Corp.	70,988	3,459
Occidental Petroleum Corp.	70,000	3,084

		51,098

Pharmaceuticals (1.3%)
Bristol-Myers Squibb Co.	272,806	7,652

Real Estate (0.6%)
Simon Property Group, Inc.	69,100	3,597

Restaurants (0.4%)
McDonald’s Corp.	90,224	2,322

Retail (5.8%)
Home Depot, Inc.	428,245	15,190
J.C. Penney Co., Inc., Holding Co.	360,000	9,425
Limited Brands	334,881	6,095
Office Depot, Inc. (b)	147,024	2,345

		33,055

Semiconductors (1.5%)
Texas Instruments, Inc.	269,151	8,438

Transportation & Shipping (1.4%)
FedEx Corp.	115,900	7,798

Travel (1.7%)
Carnival Corp.	216,367	9,611

Continued

VALUE FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Shares	Value

COMMON STOCKS, continued
Utilities — Electric & Gas (3.9%)
American Electric Power Co., Inc.	250,694	$8,185
Dominion Resources, Inc.	94,746	6,079
Entergy Corp.	135,400	7,918

		22,182

Utilities — Telecommunications (3.9%)
BellSouth Corp.	222,666	6,509
SBC Communications, Inc.	313,703	7,998
Sprint Corp.	198,998	3,465
Verizon Communications, Inc.	111,466	4,109

		22,081

TOTAL COMMON STOCKS		569,001

INVESTMENT COMPANIES (0.2%)
AmSouth Prime Money Market Fund †	1,084,600	1,084
AmSouth U.S. Treasury Reserve Money Market Fund †	197,635	198

TOTAL INVESTMENT COMPANIES		1,282

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING (12.8%)
Pool of Various Securities for AmSouth Mutual Funds — Footnote 3 (Securities Lending)	73,349,084	73,349

TOTAL SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING		73,349

TOTAL INVESTMENTS (Cost $489,900) (a) — 112.7%		643,632
Liabilities in excess of other assets — (12.7%)		(72,799)

NET ASSETS — 100.0%		$570,833

(a)	Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized appreciation of securities as follows:

Unrealized appreciation	$154,891
Unrealized depreciation	(1,159)

Net unrealized appreciation	$153,732

(b)	Represents non-income producing security.
†	Represents investment in affiliated security.

See notes to financial statements.

SELECT EQUITY FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Shares	Value

COMMON STOCKS (98.8%)
Consumer Discretionary (34.4%)
Gannett Co., Inc.	49,300	$4,226
Harley-Davidson, Inc.	85,100	4,344
Home Depot, Inc.	174,500	6,190
McDonald’s Corp.	244,000	6,280
Snap-on, Inc.	75,200	2,342
Tribune Co.	58,400	2,989
Walt Disney Co.	172,600	4,142

		30,513

Consumer Staples (26.6%)
General Mills, Inc.	85,100	3,866
Gillette Co.	113,400	4,111
H.J. Heinz Co.	117,000	4,139
J.M. Smucker Co.	51,578	2,403
Kimberly-Clark Corp.	71,900	4,246
SYSCO Corp.	129,000	4,894

		23,659

Health Care (3.6%)
Pfizer, Inc.	88,420	3,239

Industrials (29.4%)
American Power Conversion Corp.	201,900	5,005
Automatic Data Processing, Inc.	152,500	6,519
Briggs & Stratton Corp.	35,300	2,331
Pitney Bowes, Inc.	160,300	6,505
Waste Management, Inc.	208,560	5,790

		26,150

Materials (4.8%)
International Flavors & Fragrances, Inc.	116,300	4,264

TOTAL COMMON STOCKS		87,825

INVESTMENT COMPANIES (1.8%)
AmSouth Prime Money Market Fund †	1,567,511	1,567
AmSouth Treasury Reserve Money Market Fund †	4,910	5

TOTAL INVESTMENT COMPANIES		1,572

TOTAL INVESTMENTS (Cost $77,753) (a) — 100.6%		89,397
Liabilities in excess of other assets — (0.6%)		(502)

NET ASSETS — 100.0%		$88,895

(a)	Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized appreciation of securities as follows:

Unrealized appreciation	$12,514
Unrealized depreciation	(870)

Net unrealized appreciation	$11,644

†	Represents investment in affiliated security.

See notes to financial statements.

ENHANCED MARKET FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Shares	Value

COMMON STOCKS (96.6%)
Consumer Discretionary (8.4%)
American Greetings Corp., Class A (b)	1,000	$21
AutoZone, Inc. (b)	2,300	194
Best Buy Co., Inc.	5,100	257
Big Lots, Inc. (b)	3,700	52
Black & Decker Corp.	2,500	128
Boise Cascade Corp.	900	29
Brunswick Corp.	1,400	49
Centex Corp.	1,800	191
Circuit City Stores, Inc.	6,600	71
Clear Channel Communications, Inc.	3,200	144
Comcast Corp., Class A (b)	27,912	951
Cooper Tire & Rubber Co.	1,100	22
Dana Corp.	2,300	48
Darden Restaurants, Inc.	5,250	105
Delphi Corp.	17,437	184
Dillard’s, Inc., Class A	2,700	46
Dollar General Corp.	8,700	193
Eastman Kodak Co.	1,900	54
eBay, Inc. (b)	5,400	362
Family Dollar Stores, Inc.	5,500	191
Federated Department Stores, Inc.	2,900	138
Fortune Brands, Inc.	4,600	323
General Motors Corp.	8,900	442
Harrah’s Entertainment, Inc.	3,500	186
Hasbro, Inc.	2,800	55
Home Depot, Inc.	47,700	1,691
International Game Technology	5,500	206
Interpublic Group of Cos., Inc. (b)	1,800	30
J.C. Penney Co., Inc., Holding Co.	900	24
Johnson Controls, Inc.	5,600	330
Jones Apparel Group, Inc.	4,000	136
KB Home	1,500	101
Knight-Ridder, Inc.	400	31
Limited Brands	8,300	151
Liz Claiborne, Inc.	1,700	61
Lowe’s Cos., Inc.	3,300	177
Marriott International, Inc., Class A	3,700	164
Mattel, Inc.	14,000	265
Maytag Corp.	2,500	72
McDonald’s Corp.	31,000	798
McGraw Hill Cos., Inc.	6,100	458
Meredith Corp.	1,600	81
New York Times Co., Class A	1,000	49
Newell Rubbermaid, Inc.	1,500	37
Office Depot, Inc. (b)	9,800	156
Pulte Homes, Inc.	3,800	164
RadioShack Corp.	2,600	85
Reebok International, Ltd.	1,900	74
Sears, Roebuck & Co.	4,500	199
Sherwin-Williams Co.	2,300	78
Snap-on, Inc.	900	28
Stanley Works	1,300	49
Staples, Inc. (b)	7,800	208
Starwood Hotels & Resorts Worldwide, Inc.	3,200	113
Target Corp.	14,500	550

Continued

	Shares	Value

COMMON STOCKS, continued
Consumer Discretionary, continued
Tiffany & Co.	600	$24
Time Warner, Inc. (b)	71,700	1,259
TJX Cos., Inc.	8,100	186
Tribune Co.	10,000	512
Tupperware Corp.	900	16
Univision Communications, Inc., Class A (b)	5,100	180
Viacom, Inc., Class B	14,324	577
Visteon Corp.	2,091	22
Walt Disney Co.	8,600	206
Wendy’s International, Inc.	3,600	143
YUM! Brands, Inc. (b)	9,300	315

		14,442

Consumer Staples (9.3%)
Adolph Coors Co., Class B	1,100	62
Altria Group, Inc.	37,800	2,101
Anheuser-Busch Cos., Inc.	2,200	112
Archer-Daniels-Midland Co.	10,211	160
Brown-Forman Corp.	400	19
Clorox Co.	6,900	337
Coca-Cola Co.	44,900	2,211
Coca-Cola Enterprises, Inc.	700	16
CVS Corp.	6,300	225
Gillette Co.	24,300	881
H.J. Heinz Co.	11,200	396
Hershey Foods Corp.	2,100	159
Kellogg Co.	6,500	246
Kimberly-Clark Corp.	13,100	774
Kroger Co. (b)	11,900	221
McCormick & Co., Inc.	4,400	131
Pepsi Bottling Group, Inc.	8,500	225
PepsiCo, Inc.	27,390	1,294
Procter & Gamble Co.	15,100	1,526
R.J. Reynolds Tobacco Holdings, Inc.	2,700	159
Safeway, Inc. (b)	7,000	158
Sara Lee Corp.	24,700	527
SUPERVALU, Inc.	4,200	121
UST, Inc.	5,300	189
Wal-Mart Stores, Inc.	69,500	3,743
Walgreen Co.	1,200	41

		16,034

Energy (7.0%)
Amerada Hess Corp.	2,900	164
Anadarko Petroleum Corp.	4,000	200
Apache Corp.	10,202	393
Ashland, Inc.	1,100	51
BJ Services Co. (b)	5,000	196
Burlington Resources, Inc.	3,200	175
ChevronTexaco Corp.	24,319	2,099
ConocoPhillips	20,264	1,335
Devon Energy Corp.	3,700	209
EOG Resources, Inc.	3,600	163
Exxon Mobil Corp.	120,264	4,905
Halliburton Co.	13,900	419

Continued

ENHANCED MARKET FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Shares	Value

COMMON STOCKS, continued
Energy, continued
Kerr-McGee Corp.	3,200	$156
Marathon Oil Corp.	7,500	244
Nabors Industries, Ltd. (b)	2,300	101
Noble Corp. (b)	4,200	156
Rowan Cos., Inc. (b)	3,000	69
Schlumberger Ltd.	9,300	569
Sunoco, Inc.	2,400	133
Transocean, Inc. (b)	5,100	137
Unocal Corp.	6,500	239

		12,113

Financials (19.1%)
ACE Ltd.	4,400	191
AFLAC, Inc.	16,300	601
Allstate Corp.	11,200	509
Ambac Financial Group, Inc.	2,900	217
American Express Co.	20,500	1,063
American International Group, Inc.	41,516	2,883
Apartment Investment & Management Co., Class A	1,500	53
Bank of America Corp.	23,800	1,939
Bank of New York Co., Inc.	12,200	387
Bank One Corp.	18,000	911
Bear Stearns Cos., Inc.	1,600	132
Capital One Financial Corp.	3,600	256
Charter One Financial, Inc.	5,954	216
Chubb Corp.	5,900	422
Citigroup, Inc.	93,266	4,615
Comerica, Inc.	4,400	251
Countrywide Financial Corp.	2,800	234
Equity Office Properties Trust	6,300	187
Equity Residential Property	4,300	125
Fannie Mae	15,500	1,195
Federated Investors, Inc., Class B	3,400	105
Fifth Third Bancorp	9,100	526
FleetBoston Financial Corp.	16,718	745
Franklin Resources, Inc.	4,000	231
Freddie Mac	11,100	693
Golden West Financial Corp.	2,400	249
Goldman Sachs Group, Inc.	1,800	179
Hartford Financial Services Group	4,500	290
J.P. Morgan Chase & Co., Inc.	32,420	1,261
Janus Capital Group, Inc.	3,800	64
John Hancock Financial Services, Inc.	4,600	191
KeyCorp	6,700	208
Lehman Brothers Holdings, Inc.	4,400	361
Lincoln National Corp.	2,800	124
Loews Corp.	4,900	263
Marsh & McLennan Cos., Inc.	8,500	399
MBNA Corp.	20,350	549
Mellon Financial Corp.	6,800	222
Merrill Lynch & Co., Inc.	5,700	335
MetLife, Inc.	12,100	406
Moody’s Corp.	2,400	153
Morgan Stanley Dean Witter & Co.	24,800	1,444

Continued

	Shares	Value

COMMON STOCKS, continued
Financials, continued
National City Corp.	19,500	$673
Northern Trust Corp.	3,500	166
Piper Jaffray Cos., Inc. (b)	306	14
PNC Financial Services Group	4,400	249
Principal Financial Group, Inc.	5,100	177
Progressive Corp.	6,900	570
ProLogis	2,800	91
Providian Financial Corp. (b)	9,200	126
Prudential Financial, Inc.	8,700	378
Simon Property Group, Inc.	3,000	156
SouthTrust Corp.	5,400	184
St. Paul Cos., Inc.	3,600	152
State Street Corp.	5,300	285
SunTrust Banks, Inc.	4,500	326
Torchmark Corp.	1,800	85
Travelers Property Casualty Corp., Class B	16,010	290
U.S. Bancorp	30,607	865
Union Planters Corp.	3,150	95
Wachovia Corp.	21,200	980
Washington Mutual, Inc.	14,700	651
Wells Fargo & Co.	17,400	999
XL Capital, Ltd., Class A	2,200	175
Zions Bancorp.	1,400	82

		33,154

Health Care (13.9%)
Abbott Laboratories	31,100	1,340
Aetna, Inc.	3,900	273
AmerisourceBergen Corp.	1,800	99
Amgen, Inc. (b)	16,148	1,041
Anthem, Inc. (b)	2,200	180
Bausch & Lomb, Inc.	1,700	91
Baxter International, Inc.	18,700	545
Becton, Dickinson & Co.	8,100	365
Biogen Idec, Inc. (b)	2,730	117
Biomet, Inc.	450	17
Boston Scientific Corp. (b)	13,100	534
Bristol-Myers Squibb Co.	41,400	1,161
C.R. Bard, Inc.	1,600	151
CIGNA Corp.	3,700	229
Eli Lilly & Co.	9,700	660
Forest Laboratories, Inc. (b)	11,600	864
Genzyme Corp. (b)	7,100	389
Guidant Corp.	9,800	626
Humana, Inc. (b)	5,100	119
IMS Health, Inc.	7,600	196
Johnson & Johnson	52,500	2,805
King Pharmaceuticals, Inc. (b)	7,666	128
Medco Health Solutions, Inc. (b)	4,274	157
MedImmune, Inc. (b)	6,400	150
Medtronic, Inc.	25,200	1,240
Merck & Co., Inc.	35,600	1,695
Pfizer, Inc.	123,773	4,535
Quest Diagnostics, Inc.	1,700	145
Schering-Plough Corp.	40,900	717

Continued

ENHANCED MARKET FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Shares	Value

COMMON STOCKS, continued
Health Care, continued
St. Jude Medical, Inc. (b)	5,500	$395
Tenet Healthcare Corp. (b)	7,400	92
UnitedHealth Group, Inc.	19,000	1,157
Watson Pharmaceuticals, Inc. (b)	3,400	158
WellPoint Health Networks, Inc. (b)	2,300	242
Wyeth	27,200	1,114
Zimmer Holdings, Inc. (b)	3,610	276

		24,003

Industrials (11.2%)
3M Co.	15,900	1,258
American Power Conversion Corp.	6,300	156
American Standard Cos., Inc. (b)	2,000	212
Apollo Group, Inc., Class A (b)	2,800	208
Automatic Data Processing, Inc.	9,500	406
Avery Dennison Corp.	3,500	218
Boeing Co.	20,300	848
Burlington Northern Santa Fe	5,900	190
Cintas Corp.	800	36
Concord EFS, Inc. (b)	7,700	109
Convergys Corp. (b)	2,300	38
Cooper Industries, Ltd., Class A	1,400	79
Crane Co.	900	27
CSX Corp.	5,800	183
Deere & Co.	3,800	238
Dover Corp.	6,400	264
Eaton Corp.	2,000	232
Emerson Electric Co.	6,700	428
FedEx Corp.	4,700	316
First Data Corp.	11,800	462
Fluor Corp.	1,300	48
General Dynamics Corp.	6,300	576
General Electric Co.	168,600	5,670
Genuine Parts Co.	700	23
Goodrich Corp.	3,700	114
H & R Block, Inc.	1,400	81
Honeywell International, Inc.	22,100	798
Ingersoll Rand Co.	2,700	180
ITT Industries, Inc.	2,700	201
Lockheed Martin Corp.	12,700	617
Norfolk Southern Corp.	10,000	223
PACCAR, Inc.	1,800	142
Pall Corp.	3,900	101
Pitney Bowes, Inc.	7,400	300
Power-One, Inc. (b)	1,300	16
Raytheon Co.	13,200	403
Rockwell Automation	5,900	192
Rockwell Collins, Inc.	2,800	92
Ryder System, Inc.	2,000	74
Sabre Holdings Corp.	2,300	49
Textron, Inc.	4,300	229
Thomas & Betts Corp.	900	19
Tyco International, Ltd.	31,769	850
Union Pacific Corp.	8,100	522
United Parcel Service, Inc., Class B	10,600	755

Continued

	Shares	Value

COMMON STOCKS, continued
Industrials, continued
United Technologies Corp.	10,500	$1,003
W. W. Grainger, Inc.	2,900	140

		19,326

Information Technology (18.8%)
ADC Telecommunications, Inc. (b)	12,800	45
Adobe Systems, Inc.	3,700	142
Advanced Micro Devices, Inc. (b)	5,500	82
Altera Corp. (b)	12,200	273
Analog Devices, Inc.	11,600	555
Andrew Corp. (b)	2,400	41
Applied Materials, Inc. (b)	44,100	960
Applied Micro Circuits Corp. (b)	4,800	35
Autodesk, Inc.	3,600	92
Avaya, Inc. (b)	6,579	114
BMC Software, Inc. (b)	7,200	143
Broadcom Corp., Class A (b)	9,400	382
CIENA Corp. (b)	15,000	109
Cisco Systems, Inc. (b)	137,400	3,523
Citrix Systems, Inc. (b)	2,600	52
Computer Sciences Corp. (b)	3,000	134
Compuware Corp. (b)	12,200	98
Comverse Technology, Inc. (b)	3,000	53
Dell, Inc. (b)	40,800	1,366
Electronic Arts, Inc. (b)	9,400	440
EMC Corp. (b)	34,862	489
Gateway, Inc. (b)	5,100	24
Hewlett-Packard Co.	48,511	1,154
IBM Corp.	30,400	3,017
Intel Corp.	116,100	3,553
Intuit, Inc. (b)	6,500	328
Jabil Circuit, Inc. (b)	6,300	186
JDS Uniphase Corp. (b)	41,500	212
KLA-Tencor Corp. (b)	6,000	342
Lexmark International Group, Inc., Class A (b)	4,100	340
Linear Technology Corp.	9,900	396
LSI Logic Corp. (b)	12,000	123
Maxim Integrated Products, Inc.	10,300	527
Micron Technology, Inc. (b)	4,000	64
Microsoft Corp.	172,000	4,756
Millipore Corp. (b)	800	42
Motorola, Inc.	17,300	287
National Semiconductor Corp. (b)	5,800	223
Network Appliance, Inc. (b)	2,100	47
Novell, Inc. (b)	11,800	150
Novellus Systems, Inc. (b)	4,000	136
NVIDIA Corp. (b)	5,100	113
Oracle Corp. (b)	83,200	1,149
Parametric Technology Corp. (b)	4,200	18
Peoplesoft, Inc. (b)	5,800	125
PerkinElmer, Inc.	2,000	41
PMC-Sierra, Inc. (b)	2,700	59
QLogic Corp. (b)	3,000	135
Qualcomm, Inc.	24,000	1,402

Continued

ENHANCED MARKET FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Shares	Value

COMMON STOCKS, continued
Information Technology, continued
Sanmina Corp. (b)	8,100	$106
Scientific-Atlanta, Inc.	2,400	81
Siebel Systems, Inc. (b)	13,100	175
Sun Microsystems, Inc. (b)	102,700	545
Symantec Corp. (b)	4,800	186
Symbol Technologies, Inc.	7,300	126
Tektronix, Inc.	2,700	84
Tellabs, Inc. (b)	13,100	130
Teradyne, Inc. (b)	6,000	161
Texas Instruments, Inc.	41,800	1,310
Thermo Electron Corp. (b)	2,600	72
Veritas Software Corp. (b)	13,500	444
Waters Corp. (b)	3,900	148
Xerox Corp. (b)	4,900	72
Xilinx, Inc. (b)	10,800	453
Yahoo!, Inc. (b)	10,300	483

		32,653

Materials (2.7%)
Air Products and Chemicals, Inc.	7,200	360
Allegheny Technologies, Inc.	1,300	12
Ball Corp.	1,800	113
Bemis Co., Inc.	800	39
Dow Chemical Co.	14,600	613
E.I. du Pont de Nemours & Co.	15,878	698
Eastman Chemical Co.	2,500	100
Engelhard Corp.	4,000	113
Freeport-McMoRan Copper & Gold, Inc.	600	22
Georgia-Pacific Corp.	6,900	194
Hercules, Inc. (b)	1,800	22
International Flavors & Fragrances, Inc.	3,000	110
International Paper Co.	7,600	321
Louisiana Pacific Corp. (b)	1,700	36
Monsanto Co.	4,131	126
Newmont Mining Corp.	6,500	271
Pactiv Corp. (b)	5,000	108
Phelps Dodge Corp. (b)	1,400	106
PPG Industries, Inc.	5,400	314
Praxair, Inc.	5,000	177
Rohm & Haas Co.	5,500	216
Sealed Air Corp. (b)	1,300	65
Temple-Inland, Inc.	1,700	100
United States Steel Corp.	3,300	112
Weyerhaeuser Co.	3,500	215
Worthington Industries, Inc.	2,700	44

		4,607

Telecommunication Services (3.5%)
AT&T Corp.	12,500	243
AT&T Wireless Services, Inc. (b)	43,121	476
BellSouth Corp.	39,600	1,158
Nextel Communications, Inc. (b)	5,400	143
SBC Communications, Inc.	63,680	1,624
Sprint Corp.	28,700	500
Verizon Communications	51,506	1,898

		6,042

Continued

	Shares	Value

COMMON STOCKS, continued
Utilities (2.7%)
AES Corp. (b)	9,800	$96
Allegheny Energy, Inc. (b)	2,000	25
Ameren Corp.	2,600	126
American Electric Power Co.	6,320	206
Calpine Corp. (b)	6,100	36
CenterPoint Energy, Inc.	4,900	51
Cinergy Corp.	2,800	108
CMS Energy Corp. (b)	2,300	20
Consolidated Edison, Inc.	3,600	158
Constellation Energy Group	2,600	105
Dominion Resources, Inc.	5,104	327
DTE Energy Co.	2,700	106
Duke Energy Corp.	14,400	313
Dynergy, Inc., Class A (b)	5,900	26
Edison International	5,200	114
El Paso Energy Corp.	9,553	81
Entergy Corp.	3,600	211
Exelon Corp.	5,175	347
FirstEnergy Corp.	5,197	195
FPL Group, Inc.	2,900	191
KeySpan Corp.	2,500	91
Kinder Morgan, Inc.	1,900	112
Nicor, Inc.	700	23
NiSource, Inc.	4,200	88
Peoples Energy Corp.	600	25
PG&E Corp. (b)	6,600	177
Pinnacle West Capital Corp.	1,400	55
PPL Corp.	2,750	126
Progress Energy, Inc.	3,837	172
Public Service Enterprise Group, Inc.	3,600	164
Sempra Energy	3,600	112
Southern Co.	11,600	346
TECO Energy, Inc.	3,000	43
TXU Corp.	5,100	122
Williams Cos., Inc.	8,200	83
Xcel Energy, Inc.	6,285	109

		4,690

TOTAL COMMON STOCKS		167,064

INVESTMENT COMPANIES (3.1%)
AmSouth Prime Money Market Fund †	5,326,250	5,326
AmSouth Treasury Reserve Money Market Fund †	79,939	80

TOTAL INVESTMENT COMPANIES		5,406

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING (0.1%)
Pool of Various Securities for AmSouth Mutual Funds — Footnote 3 (Securities Lending)	162,020	162

TOTAL SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING		162

Continued

ENHANCED MARKET FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Shares	Value

TOTAL INVESTMENTS (Cost $148,892) (a) — 99.8%		$172,632
Other assets in excess of liabilities — 0.2%		273

NET ASSETS — 100.0%		$172,905

(a)	Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized appreciation of securities as follows:

Unrealized appreciation	$29,657
Unrealized depreciation	(5,917)

Net unrealized appreciation	$23,740

(b)	Represents non-income producing security.
†	Represents investment in affiliated security.

	Open Futures Contracts
	# of Contracts	Contract Value	Expiration Date	Unrealized Gain/(Loss)
S&P 500 Index	19	$5,367	3/14/04	$133

See notes to financial statements.

LARGE CAP FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Shares	Value

COMMON STOCKS (99.5%)
Advertising (0.2%)
The Interpublic Group of Cos., Inc. (b)	49,000	$810

Aerospace/Defense (3.2%)
Boeing Co.	110,000	4,593
General Dynamics Corp.	35,000	3,200
United Technologies Corp.	55,000	5,254

		13,047

Beverages (3.5%)
Coca-Cola Co.	150,000	7,386
PepsiCo, Inc.	150,000	7,089

		14,475

Business Equipment & Services (1.4%)
Paychex, Inc.	150,000	5,622

Computer Hardware (9.5%)
Dell, Inc. (b)	150,000	5,021
Hewlett-Packard Co.	450,000	10,705
IBM Corp.	150,000	14,884
Network Appliance, Inc. (b)	260,000	5,814
Sun Microsystems, Inc. (b)	500,000	2,655

		39,079

Computer Software & Services (12.1%)
Automatic Data Processing, Inc.	225,000	9,619
BMC Software, Inc. (b)	135,000	2,687
Cisco Systems, Inc. (b)	370,000	9,487
EMC Corp. (b)	400,000	5,616
Microsoft Corp.	400,000	11,059
Oracle Corp. (b)	470,000	6,491
SunGard Data Systems, Inc. (b)	165,000	5,136

		50,095

Consumer Goods (4.3%)
Altria Group, Inc.	30,000	1,668
Clorox Co.	75,000	3,666
Gillette Co.	130,000	4,713
Procter & Gamble Co.	75,000	7,580

		17,627

Diversified Manufacturing (5.3%)
General Electric Co.	370,000	12,443
Honeywell International, Inc.	75,000	2,709
Illinois Tool Works, Inc.	75,000	5,858
Tyco International, Ltd.	40,000	1,070

		22,080

Electronic Components (0.9%)
Agilent Technologies, Inc. (b)	100,000	3,686

Entertainment (1.5%)
Walt Disney Co.	260,000	6,240

Financial Services (1.8%)
American Express Co.	75,000	3,888
Citigroup, Inc.	75,000	3,711

		7,599

Food Distributors & Wholesalers (2.6%)
Sysco Corp.	280,000	10,620

Continued

LARGE CAP FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Shares	Value

COMMON STOCKS, continued
Food Products, Processing, & Packaging (0.2%)
Sara Lee Corp.	40,000	$853

Health Care (5.9%)
Cardinal Health, Inc.	90,000	5,770
Johnson & Johnson	225,000	12,019
UnitedHealth Group, Inc.	110,000	6,697

		24,486

Health Care — Drugs (2.3%)
Amgen, Inc. (b)	150,000	9,674

Insurance (2.2%)
AFLAC, Inc.	110,000	4,057
American International Group, Inc.	75,000	5,209

		9,266

Machinery & Equipment (1.5%)
Dover Corp.	150,000	6,198

Media (1.4%)
McGraw Hill Cos., Inc.	75,000	5,627

Medical Equipment & Supplies (2.5%)
Medtronic, Inc.	210,000	10,336

Office Equipment & Services (1.1%)
Pitney Bowes, Inc.	110,000	4,464

Pharmaceuticals (13.2%)
Abbott Laboratories	185,000	7,969
Bristol-Myers Squibb Co.	110,000	3,086
Genentech, Inc. (b)	60,000	5,730
MedImmune, Inc. (b)	135,000	3,173
Merck & Co., Inc.	215,000	10,233
Pfizer, Inc.	330,000	12,087
Schering-Plough Corp.	300,000	5,262
Wyeth	170,000	6,962

		54,502

Raw Materials (1.0%)
Avery Dennison Corp.	65,000	4,040

Restaurants (1.8%)
McDonald’s Corp.	290,000	7,465

Retail (12.0%)
Albertson’s, Inc.	35,000	818
Bed Bath & Beyond, Inc. (b)	90,000	3,655
Dollar General Corp.	220,000	4,888
Gap, Inc.	185,000	3,437
Home Depot, Inc.	225,000	7,981
Lowe’s Cos., Inc.	52,500	2,811
Staples, Inc. (b)	97,500	2,594
TJX Cos., Inc.	370,000	8,506
Wal-Mart Stores, Inc.	180,000	9,694
Walgreen Co.	150,000	5,183

		49,567

Semiconductors (5.8%)
Applied Materials, Inc. (b)	480,000	10,445
Intel Corp.	250,000	7,650

Continued

	Shares	Value

COMMON STOCKS, continued
Semiconductors, continued
Linear Technology Corp.	150,000	$6,000

		24,095

Telecommunications — Equipment (2.3%)
Motorola, Inc.	200,000	3,316
Nokia Oyj — ADR	190,000	3,925
Tellabs, Inc. (b)	225,000	2,228

		9,469

TOTAL COMMON STOCKS		411,022

INVESTMENT COMPANIES (0.5%)
AIM Liquid Assets Money Market Fund	1,990,724	1,991
AmSouth Prime Money Market Fund †	31,095	31

TOTAL INVESTMENT COMPANIES		2,022

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING (13.4%)
Pool of Various Securities for AmSouth Mutual Funds — Footnote 3 (Securities Lending)	55,131,338	55,131

TOTAL SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING		55,131

TOTAL INVESTMENTS (Cost $343,404) (a) — 113.4%		468,175
Liabilities in excess of other assets — (13.4%)		(55,213)

NET ASSETS — 100.0%		$412,962

(a)	Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized appreciation of securities as follows:

Unrealized appreciation	$161,880
Unrealized depreciation	(37,109)

Net unrealized appreciation	$124,771

(b)	Represents non-income producing security.
†	Represents investment in affiliated security.

ADR — American Depositary Receipt

See notes to financial statements.

CAPITAL GROWTH FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Shares	Value

COMMON STOCKS (94.6%)
Aerospace/Defense (2.6%)
General Dynamics Corp.	19,000	$1,737
United Technologies Corp.	60,000	5,733

		7,470

Apparel (1.2%)
Nike, Inc., Class B	51,000	3,553

Beverages (1.7%)
Coca-Cola Co.	56,000	2,757
PepsiCo, Inc.	46,000	2,174

		4,931

Business Equipment & Services (2.7%)
CDW Corp.	32,000	2,174
Cintas Corp.	38,000	1,716
Paychex, Inc.	100,000	3,748

		7,638

Computer Hardware (5.1%)
Dell, Inc. (b)	181,000	6,058
IBM Corp.	68,000	6,748
Network Appliance, Inc. (b)	80,000	1,789

		14,595

Computer Software & Services (14.0%)
Apollo Group, Inc., Class A (b)	48,000	3,564
Automatic Data Processing, Inc.	45,000	1,924
Cisco Systems, Inc. (b)	365,000	9,359
EMC Corp. (b)	110,000	1,544
First Data Corp.	75,000	2,937
Mercury Interactive Corp. (b)	30,000	1,408
Microsoft Corp.	380,000	10,507
Oracle Corp. (b)	345,000	4,764
SunGard Data Systems, Inc. (b)	30,000	934
Symantec Corp. (b)	33,100	1,284
Veritas Software Corp. (b)	75,000	2,465

		40,690

Consumer Goods (2.6%)
Altria Group, Inc.	43,000	2,390
Procter & Gamble Co.	49,000	4,953

		7,343

Cosmetics/Toiletries (1.4%)
Alberto-Culver Co., Class B	51,000	3,197
Colgate-Palmolive Co.	15,000	769

		3,966

Diversified Manufacturing (7.6%)
3M Co.	45,000	3,559
Corning, Inc. (b)	150,000	1,938
General Electric Co.	350,000	11,771
Illinois Tool Works, Inc.	60,000	4,686

		21,954

E-Commerce and Services (1.3%)
eBay, Inc. (b)	25,000	1,676
Yahoo!, Inc. (b)	45,000	2,108

		3,784

Continued

	Shares	Value

COMMON STOCKS, continued
Electronic Components (2.0%)
Flextronics International, Ltd. (b)	85,000	$1,615
Johnson Controls, Inc.	68,000	4,002

		5,617

Entertainment (0.8%)
Walt Disney Co.	91,000	2,184

Financial Services (6.0%)
American Express Co.	75,000	3,888
Citigroup, Inc.	140,000	6,928
Fifth Third Bancorp	23,000	1,329
Goldman Sachs Group, Inc.	29,000	2,887
Wells Fargo & Co.	40,000	2,296

		17,328

Food Distributors & Wholesalers (2.3%)
Costco Wholesale Corp. (b)	37,000	1,372
Sysco Corp.	138,000	5,234

		6,606

Health Care (3.9%)
Cardinal Health, Inc.	48,000	3,077
Johnson & Johnson	90,000	4,808
UnitedHealth Group, Inc.	55,000	3,348

		11,233

Health Care — Drugs (1.8%)
Amgen, Inc. (b)	80,000	5,159

Insurance (1.1%)
AFLAC, Inc.	35,500	1,309
American International Group, Inc.	25,000	1,736

		3,045

Medical Equipment & Supplies (3.4%)
Medtronic, Inc.	100,000	4,922
Stryker Corp.	56,000	4,969

		9,891

Multimedia (1.7%)
Time Warner, Inc. (b)	205,000	3,602
Viacom, Inc., Class B	34,000	1,370

		4,972

Oil & Gas Exploration, Production, & Services (1.0%)
Schlumberger Ltd.	45,000	2,753

Pharmaceuticals (11.3%)
Abbott Laboratories	60,000	2,585
Barr Laboratories, Inc. (b)	45,000	3,388
Eli Lilly & Co.	20,000	1,361
Forest Laboratories, Inc. (b)	40,000	2,980
Genentech, Inc. (b)	26,500	2,531
Gilead Sciences, Inc. (b)	50,450	2,768
Merck & Co., Inc.	62,000	2,951
Pfizer, Inc.	310,000	11,355
Wyeth	75,000	3,071

		32,990

Continued

CAPITAL GROWTH FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Shares	Value

COMMON STOCKS, continued
Retail (7.9%)
Best Buy Co., Inc.	60,000	$3,023
Chico’s FAS, Inc. (b)	60,500	2,229
Kohl’s Corp. (b)	36,000	1,595
Lowe’s Cos., Inc.	40,000	2,142
Staples, Inc. (b)	45,000	1,197
Starbucks Corp. (b)	50,000	1,838
Target Corp.	60,000	2,278
Tiffany & Co.	20,000	793
Wal-Mart Stores, Inc.	98,000	5,277
Walgreen Co.	73,000	2,522

		22,894

Semiconductors (7.6%)
Applied Materials, Inc. (b)	220,000	4,787
Broadcom Corp., Class A (b)	38,000	1,542
Intel Corp.	280,000	8,569
Linear Technology Corp.	65,000	2,600
Texas Instruments, Inc.	143,000	4,483

		21,981

Technology (0.7%)
American Power Conversion Corp.	85,000	2,107

Telecommunications (1.0%)
Nextel Communications, Inc., Class A (b)	112,000	2,956

Transportation & Shipping (0.7%)
United Parcel Service, Inc., Class B	30,000	2,138

Travel (1.2%)
Carnival Corp.	80,000	3,554

TOTAL COMMON STOCKS		273,332

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING (18.2%)
Pool of Various Securities for AmSouth Mutual Funds — Footnote 3 (Securities Lending)	52,535,199	52,535

TOTAL SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING		52,535

Continued

	Shares	Value

INVESTMENT COMPANIES (4.4%)
AIM Liquid Assets Money Market Fund	4,982,487	$4,982
AmSouth Prime Money Market Fund †	73,313	73
Biotech HOLDRs Trust	10,500	1,472
S & P Depositary Receipt	58,000	6,235

TOTAL INVESTMENT COMPANIES		12,762

TOTAL INVESTMENTS (Cost $296,239) (a) — 117.20%		338,629
Liabilities in excess of other assets — (17.2%)		(49,841)

NET ASSETS — 100.0%		$288,788

(a)	Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized appreciation of securities as follows:

Unrealized appreciation	$44,800
Unrealized depreciation	(2,410)

Net unrealized appreciation	$42,390

(b)	Represents non-income producing security.
†	Represents investment in affiliated security.

See notes to financial statements.

MID CAP FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Shares	Value

COMMON STOCKS (90.9%)
Consumer Discretionary (16.0%)
99 Cents Only Stores (b)	2,500	$63
Abercrombie & Fitch Co., Class A (b)	24,700	640
American Eagle Outfitters, Inc. (b)	9,000	167
Applebee’s International, Inc.	2,100	80
ArvinMeritor, Inc.	8,600	191
Bandag, Inc.	2,400	101
Barnes & Noble, Inc. (b)	16,400	555
Belo Corp., Class A	14,400	397
BJ’s Wholesale Club, Inc. (b)	8,800	191
Blyth, Inc.	11,600	386
Bob Evans Farms, Inc.	4,400	139
Borders Group, Inc.	19,500	428
BorgWarner, Inc.	6,800	632
Boyd Gaming Corp.	8,100	134
Brinker International, Inc. (b)	12,300	435
Caesars Entertainment, Inc. (b)	38,200	437
Callaway Golf Co.	9,500	170
CarMax, Inc. (b)	1,200	40
Catalina Marketing Corp. (b)	6,800	130
CBRL Group, Inc.	1,300	49
CDW Corp.	3,400	231
Chico’s FAS, Inc. (b)	1,100	41
Claire’s Stores, Inc.	12,400	227
Coach, Inc. (b)	23,000	815
Copart, Inc. (b)	11,300	190
D. R. Horton, Inc.	29,400	826
Dollar Tree Stores, Inc. (b)	14,400	461
Emmis Communications Corp., Class A (b)	6,900	179
Entercom Communications Corp. (b)	12,400	590
Extended Stay America, Inc.	12,000	184
Federal Signal Corp.	6,100	113
Furniture Brands International, Inc.	7,000	214
GTECH Holdings Corp.	14,700	817
Harte-Hanks, Inc.	22,400	486
Hovnanian Enterprises, Inc., Class A (b)	3,800	280
International Speedway Corp., Class A	2,300	108
Lancaster Colony Corp.	8,900	381
Lear Corp.	16,600	1,090
Lennar Corp.	14,400	635
Macrovision Corp. (b)	6,200	150
Mandalay Resort Group	13,800	647
Media General, Inc., Class A	5,900	379
Michaels Stores, Inc.	16,300	730
Modine Manufacturing Co.	4,300	115
Mohawk Industries, Inc. (b)	500	35
Neiman Marcus Group, Inc.	2,000	110
O’Reilly Automotive, Inc. (b)	2,300	88
Outback Steakhouse, Inc.	9,500	421
Payless ShoeSource, Inc. (b)	8,600	116
PETsMART, Inc.	17,900	420
Pier 1 Imports, Inc.	21,700	450
Reader’s Digest Assoc., Class A	12,500	173
Rent-A-Center, Inc. (b)	10,400	324
Ross Stores, Inc.	33,800	945
Ruby Tuesday, Inc.	8,100	226

Continued

	Shares	Value

COMMON STOCKS, continued
Consumer Discretionary, continued
Saks, Inc. (b)	18,000	$306
Six Flags, Inc. (b)	11,700	85
Superior Industries International, Inc.	3,400	141
Timberland Co., Class A (b)	9,000	448
Toll Brothers, Inc. (b)	2,500	98
Unifi, Inc. (b)	6,800	34
United Rentals, Inc. (b)	9,700	217
Washington Post Co., Class B	1,800	1,523
Westwood One, Inc. (b)	12,800	391
Williams-Sonoma, Inc. (b)	4,200	135

		21,940

Consumer Staples (3.6%)
Church & Dwight Co., Inc.	9,700	387
Constellation Brands, Inc., Class A (b)	13,200	443
Dean Foods Co. (b)	19,600	627
Dial Corp.	21,700	621
Hormel Foods Corp.	17,500	472
Interstate Bakeries Corp.	5,700	82
J.M. Smucker Co.	11,700	545
Longs Drug Stores Corp.	4,700	105
PepsiAmericas, Inc.	34,100	586
Ruddick Corp.	5,800	110
Sensient Technologies Corp.	5,900	121
Tyson Foods, Inc., Class A	44,300	680
Universal Corp.	3,100	151

		4,930

Energy (7.0%)
Cooper Cameron Corp. (b)	8,800	367
ENSCO International, Inc.	24,900	710
Equitable Resources, Inc.	7,900	347
FMC Technologies, Inc. (b)	8,300	204
Forest Oil Corp. (b)	6,700	166
Grant Prideco, Inc. (b)	22,500	306
Hanover Compressor Co. (b)	9,200	115
Murphy Oil Corp.	11,600	702
National-Oilwell, Inc. (b)	14,900	383
Noble Energy, Inc.	9,100	402
Patterson-UTI Energy, Inc. (b)	10,200	353
Pioneer Natural Resources Co. (b)	21,000	670
Pogo Producing Co.	11,800	471
Pride International, Inc. (b)	17,100	322
Smith International, Inc. (b)	17,100	829
Tidewater, Inc.	10,600	340
Valero Energy Corp.	18,200	963
Varco International, Inc. (b)	12,300	267
Weatherford International, Ltd. (b)	16,600	669
Western Gas Resources, Inc.	4,200	195
XTO Energy, Inc.	29,732	780

		9,561

Financials (18.4%)
A.G. Edwards, Inc.	10,000	381
Allmerica Financial Corp. (b)	6,700	232
AMB Property Corp.	10,300	360

Continued

MID CAP FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Shares	Value

COMMON STOCKS, continued
Financials, continued
AmeriCredit Corp. (b)	19,800	$341
AmerUs Group Co.	4,900	180
Associated Banc-Corp.	12,900	557
Astoria Financial Corp.	14,500	572
Bank of Hawaii Corp.	7,400	324
Banknorth Group, Inc.	20,400	657
Brown & Brown, Inc.	8,600	298
City National Corp.	8,600	520
Colonial BancGroup, Inc.	15,700	265
Compass Bancshares, Inc.	15,900	627
Cullen/Frost Bankers, Inc.	12,100	489
E*TRADE Group, Inc. (b)	81,500	1,140
Eaton Vance Corp.	8,700	328
Everest Re Group, Ltd.	12,500	1,064
Fidelity National Financial, Inc.	33,350	1,374
First American Corp.	9,800	295
Greater Bay Bancorp	6,600	180
GreenPoint Financial Corp.	17,400	689
Hibernia Corp., Class A	39,500	896
Highwoods Properties, Inc.	6,700	183
Horace Mann Educators Corp.	5,400	84
Hospitality Properties Trust	7,900	331
Independence Community Bank Corp.	13,500	522
IndyMac Bancorp, Inc.	7,000	218
Investment Technology Group, Inc. (b)	6,000	98
Investors Financial Services Corp.	2,300	95
LaBranche & Co., Inc.	7,500	75
Legg Mason, Inc.	1,300	115
Leucadia National Corp.	7,500	369
Liberty Property Trust	10,000	386
M&T Bank Corp.	15,100	1,359
Mack-Cali Realty Corp.	7,300	296
Mercantile Bankshares Corp.	10,000	437
MONY Group, Inc. (b)	5,900	187
National Commerce Financial Corp.	31,300	888
New Plan Excel Realty Trust	12,300	310
New York Community Bancorp, Inc.	17,525	723
Ohio Casualty Corp. (b)	7,700	137
Old Republic International Corp.	41,550	1,075
PMI Group, Inc.	11,900	460
Protective Life Corp.	16,200	573
Radian Group, Inc.	11,800	549
Silicon Valley Bancshares (b)	4,300	149
Sovereign Bancorp, Inc.	36,900	834
StanCorp Financial Group, Inc.	7,400	481
TCF Financial Corp.	9,000	451
United Dominion Realty Trust, Inc.	15,200	281
W.R. Berkley Corp.	14,850	572
Waddell & Reed Financial, Inc., Class A	10,500	279
Webster Financial Corp.	5,800	292
Wilmington Trust Corp.	15,600	582

		25,160

Health Care (11.7%)
AdvancePCS (b)	11,600	662

Continued

	Shares	Value

COMMON STOCKS, continued
Health Care, continued
Apogent Technologies, Inc. (b)	3,100	$84
Apria Healthcare Group, Inc. (b)	13,500	411
Barr Laboratories, Inc. (b)	15,350	1,156
Charles River Laboratories International, Inc. (b)	5,800	233
Community Health Systems, Inc. (b)	12,400	350
Covance, Inc. (b)	15,100	432
Coventry Health Care, Inc. (b)	14,600	968
Cytyc Corp. (b)	27,700	449
Edwards Lifesciences Corp. (b)	14,400	502
First Health Group Corp. (b)	12,000	238
Gilead Sciences, Inc. (b)	16,700	916
Henry Schein, Inc. (b)	5,500	386
Hillenbrand Industries, Inc.	14,000	875
IVAX Corp. (b)	49,500	1,238
Lincare Holdings, Inc. (b)	400	13
Millenium Pharmaceuticals, Inc. (b)	37,800	667
Mylan Laboratories, Inc.	56,575	1,379
Oxford Health Plans, Inc.	10,500	506
PacifiCare Health Systems, Inc. (b)	9,400	309
Perrigo Co.	8,800	147
Pharmaceutical Resources, Inc. (b)	4,300	267
Protein Design Labs, Inc. (b)	11,800	238
Sepracor, Inc. (b)	10,700	289
Steris Corp. (b)	16,900	428
Teva Pharmaceutical Industries, Ltd.	5,737	359
Universal Health Services, Inc.	14,600	802
Valeant Pharmaceuticals International	10,500	247
Varian Medical Systems, Inc. (b)	16,900	1,401
VISX, Inc. (b)	6,100	122

		16,074

Industrials (12.0%)
AGCO Corp. (b)	19,000	383
Alaska Air Group, Inc. (b)	3,400	95
Alexander & Baldwin, Inc.	5,200	168
Ametek, Inc.	8,400	433
Banta Corp.	3,200	147
Brink’s Co.	6,900	164
C.H. Robinson Worldwide, Inc.	10,700	406
Career Education Corp. (b)	5,500	277
Carlisle Cos., Inc.	7,800	454
Ceridian Corp. (b)	18,700	384
Certegy, Inc.	8,400	269
CheckFree Corp. (b)	2,300	72
ChoicePoint, Inc. (b)	2,100	81
CNF, Inc.	2,500	80
Corinthian Colleges, Inc. (b)	11,100	691
CSG Systems International, Inc. (b)	6,600	95
DeVry, Inc. (b)	17,700	524
Donaldson Co., Inc.	1,100	59
DST Systems, Inc. (b)	19,000	813
Dun & Bradstreet Corp. (b)	9,300	464
Dycom Industries, Inc. (b)	6,000	155
Education Management Corp. (b)	1,800	60

Continued

MID CAP FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Shares	Value

COMMON STOCKS, continued
Industrials, continued
EGL, Inc. (b)	6,000	$96
Energizer Holdings, Inc. (b)	21,400	889
Expeditors International of Washington, Inc.	7,600	284
Fastenal Co.	4,800	231
Flowserve Corp. (b)	7,000	135
GATX Corp.	6,200	140
Graco, Inc.	5,800	239
Granite Construction, Inc.	5,200	111
Harsco Corp.	10,300	474
Herman Miller, Inc.	3,500	84
HON Industries, Inc.	7,300	306
Hubbell, Inc., Class B	7,500	301
J.B. Hunt Transport Services, Inc. (b)	4,800	126
Jacobs Engineering Group, Inc. (b)	7,000	314
JetBlue Airways Corp. (b)	12,200	277
Kelly Services, Inc., Class A	4,500	131
Korn/Ferry International (b)	4,800	61
L-3 Communications Holdings, Inc. (b)	12,150	650
Manpower, Inc.	9,800	455
MPS Group, Inc. (b)	12,900	132
Nordson Corp.	4,300	156
Overseas Shipholding Group, Inc.	4,400	155
Pentair, Inc.	12,200	557
Precision Castparts Corp.	2,100	98
Quanta Services, Inc. (b)	14,700	120
Republic Services, Inc.	40,600	1,014
Rollins, Inc.	5,700	144
Sequa Corp., Class A (b)	1,300	74
Sotheby’s Holdings, Inc., Class A (b)	7,800	109
SPX Corp. (b)	9,700	550
Stericycle, Inc. (b)	2,100	93
Swift Transportation Co., Inc. (b)	4,600	91
Sylvan Learning Systems, Inc. (b)	5,400	163
Tecumseh Products Co., Class A	2,300	103
Teleflex, Inc.	1,000	49
Trinity Industries, Inc.	5,800	186
Valassis Communications, Inc. (b)	6,600	202
Viad Corp.	11,200	281
Werner Enterprises, Inc.	20,200	369
York International Corp.	5,000	191

		16,415

Information Technology (13.1%)
3Com Corp. (b)	93,100	717
Activision, Inc. (b)	11,100	209
Advanced Fibre Communications, Inc. (b)	10,800	255
Advent Software, Inc. (b)	4,100	77
Affiliated Computer Services, Inc., Class A (b)	16,800	931
Arrow Electronics, Inc. (b)	12,700	340
Ascential Software Corp. (b)	7,325	177
Atmel Corp. (b)	59,300	419
Avnet, Inc. (b)	15,100	398
Avocent Corp. (b)	5,900	216
Cabot Microelectronics Corp. (b)	3,100	141

Continued

	Shares	Value

COMMON STOCKS, continued
Information Technology, continued
Cadence Design Systems, Inc. (b)	34,300	$568
CommScope, Inc. (b)	7,500	140
Credence Systems Corp. (b)	8,000	113
Cypress Semiconductor Corp. (b)	15,000	318
Diebold, Inc.	12,100	634
Fairchild Semiconductor Corp., Class A (b)	14,800	363
Gartner, Inc., Class A (b)	7,100	81
Gartner, Inc., Class B (b)	9,400	102
Harris Corp.	8,400	409
Imation Corp.	9,000	330
Integrated Circuit Systems, Inc. (b)	8,800	227
Integrated Device Technology, Inc. (b)	13,200	241
International Rectifier Corp. (b)	8,100	410
Internet Security Systems, Inc. (b)	6,300	112
Intersil Corp., Class A	31,600	828
Jack Henry & Associates, Inc.	11,100	203
Keane, Inc. (b)	8,100	131
KEMET Corp. (b)	10,900	166
Lam Research Corp. (b)	1,600	43
Lattice Semiconductor Corp. (b)	14,200	152
LTX Corp. (b)	6,300	110
Macromedia, Inc. (b)	7,900	143
McDATA Corp., Class A (b)	14,500	127
Mentor Graphics Corp. (b)	8,700	136
Micrel, Inc. (b)	11,700	198
Microchip Technology, Inc.	36,975	1,064
Network Associates, Inc. (b)	39,000	677
Newport Corp. (b)	4,900	98
Plantronics, Inc. (b)	5,500	220
Plexus Corp. (b)	5,400	118
Polycom, Inc. (b)	12,500	296
Powerwave Technologies, Inc. (b)	8,000	79
Quantum Corp. (b)	22,400	82
Retek, Inc. (b)	6,800	65
Reynolds & Reynolds Co., Class A	8,600	229
RF Micro Devices, Inc. (b)	23,300	222
RSA Security, Inc. (b)	7,400	122
SanDisk Corp. (b)	9,800	534
Semtech Corp. (b)	9,300	232
Silicon Laboratories, Inc. (b)	6,200	318
Storage Technology Corp. (b)	27,700	803
Sybase, Inc. (b)	24,000	519
Synopsys, Inc. (b)	4,600	162
Tech Data Corp. (b)	7,200	299
Titan Corp. (b)	10,200	222
Transaction Systems Architects, Inc., Class A (b)	4,500	101
TriQuint Semiconductor, Inc. (b)	17,000	146
Varian, Inc. (b)	4,300	172
Vishay Intertechnology, Inc. (b)	40,400	938
Wind River Systems, Inc. (b)	10,600	89

		17,972

Materials (3.2%)
Airgas, Inc.	9,300	211
Albemarle Corp.	5,200	154

Continued

MID CAP FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Shares	Value

COMMON STOCKS, continued
Materials, continued
Arch Coal, Inc.	6,600	$182
Bowater, Inc.	7,000	313
Carpenter Technology Corp.	2,800	85
Crompton Corp.	14,100	100
Cytec Industries, Inc. (b)	4,900	171
Ferro Corp.	5,200	135
FMC Corp. (b)	4,500	154
Glatfelter	5,500	66
IMC Global, Inc.	4,600	52
Longview Fibre Co.	6,400	82
Lubrizol Corp.	13,000	413
Lyondell Chemical Co.	10,000	171
Minerals Technologies, Inc.	2,500	132
Olin Corp.	7,400	141
Packaging Corp. of America	25,700	557
Peabody Energy Corp.	6,800	272
Potlatch Corp.	3,600	134
Rayonier, Inc.	5,899	233
RPM International, Inc.	14,600	247
Scotts Co. (b)	4,000	252
Wausau-Mosinee Paper Corp.	6,500	83

		4,340

Telecommunication Services (0.2%)
Cincinnati Bell, Inc. (b)	30,900	170
Price Communications Corp. (b)	6,800	102

		272

Utilities (5.7%)
AGL Resources, Inc.	8,000	235
ALLETE, Inc.	10,900	357
Alliant Energy Corp.	14,000	362
Aqua America, Inc.	11,050	241
Aquila, Inc. (b)	24,700	95
Black Hills Corp.	4,100	122
DPL, Inc.	16,000	324
Duquesne Light Holdings, Inc.	9,500	181
Energy East Corp.	18,400	432
Great Plains Energy, Inc.	8,700	289
Hawaiian Electric Industries, Inc.	4,700	239
IDACORP, Inc.	4,800	148
MDU Resources Group, Inc.	14,300	338
National Fuel Gas Co.	10,300	259
Northeast Utilities	16,900	325
NSTAR	6,700	328
OGE Energy Corp.	10,800	264
ONEOK, Inc.	9,500	216
Pepco Holdings, Inc.	21,600	435
PNM Resources, Inc.	5,100	154
Puget Energy, Inc.	11,900	281
Questar Corp.	10,500	369
SCANA Corp.	14,000	486
Sierra Pacific Resources (b)	14,800	116
Vectren Corp.	9,400	233
Westar Energy, Inc.	9,100	178
WGL Holdings, Inc.	6,100	170

Continued

	Shares	Value

COMMON STOCKS, continued
Utilities, continued
Wisconsin Energy Corp.	14,800	$489
WPS Resources Corp.	4,100	197

		7,863

TOTAL COMMON STOCKS		124,527

INVESTMENT COMPANIES (8.6%)
AmSouth Prime Money Market Fund †	6,900,353	6,900
AmSouth Treasury Reserve Money Market Fund †	4,819,987	4,820

TOTAL INVESTMENT COMPANIES		11,720

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING (1.8%)
Pool of Various Securities for AmSouth Mutual Funds — Footnote 3 (Securities Lending)	2,432,299	2,432

TOTAL SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING		2,432

TOTAL INVESTMENTS (Cost $116,163) (a) — 101.3%		138,679
Liabilities in excess of other assets — (1.3%)		(1,770)

NET ASSETS — 100.0%		$136,909

(a)	Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized appreciation of securities as follows:

Unrealized appreciation	$24,073
Unrealized depreciation	(1,557)

Net unrealized appreciation	$22,516

(b)	Represents non-income producing security.
†	Represents investment in affiliated security.

	Open Futures Contracts
	# of Contracts	Contract Value	Expiration Date	Unrealized Gain/(Loss)
S&P 500 Index	41	$12,053	3/18/04	$97

See notes to financial statements.

SMALL CAP FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Shares	Value

COMMON STOCKS (96.9%)
Aerospace/Defense Equipment (1.7%)
Engineered Support Systems, Inc.	73,175	$3,651

Apparel (6.9%)
Aeropostale, Inc. (b)	79,200	2,364
Brown Shoe Co., Inc.	54,300	2,009
Kellwood Co.	112,000	4,571
Pacific Sunwear of California, Inc. (b)	47,150	1,081
The Finish Line, Inc., Class A (b)	127,800	4,345

		14,370

Banking (1.0%)
Hudson United Bancorp	56,100	2,128

Business Services (6.4%)
RSA Security, Inc. (b)	131,400	2,172
Scientific Games Corp. (b)	242,300	3,632
Secure Computing Corp. (b)	185,500	3,181
Tetra Tech, Inc. (b)	203,000	4,446

		13,431

Computer Software & Services (8.9%)
Altiris, Inc. (b)	133,100	4,812
ANSYS, Inc. (b)	39,900	1,514
Anteon International Corp. (b)	39,600	1,152
FileNET Corp. (b)	23,600	691
IDX Systems Corp. (b)	107,800	3,157
Magma Design Automation, Inc. (b)	46,500	1,332
ManTech International Corp. (b)	70,600	1,511
Progress Software Corp. (b)	108,300	2,416
SRA International, Inc., Class A (b)	50,000	1,869

		18,454

Computers & Peripherals (2.8%)
Advanced Digital Information Corp. (b)	92,800	1,656
Electronics for Imaging, Inc. (b)	155,300	4,157

		5,813

Construction (3.2%)
Dycom Industries, Inc. (b)	194,300	5,027
Standard Pacific Corp.	35,400	1,653

		6,680

Consumer Goods (1.2%)
Jarden Corp. (b)	78,750	2,557

Diagnostic Equipment (1.2%)
IDEXX Laboratories, Inc. (b)	52,600	2,579

Distribution/Wholesale (2.1%)
ScanSource, Inc. (b)	55,600	2,800
United Stationers, Inc. (b)	40,100	1,591

		4,391

Electrical & Electronic (3.5%)
Benchmark Electronics, Inc. (b)	86,850	3,054
Littelfuse, Inc. (b)	49,100	1,424
Rofin-Sinar Technologies, Inc. (b)	82,600	2,748

		7,226

Continued

	Shares	Value

COMMON STOCKS, continued
Financial Services (3.2%)
eFunds Corp. (b)	193,200	$3,356
UCBH Holdings, Inc.	86,100	3,432

		6,788

Health Care (4.9%)
Kindred Healthcare, Inc. (b)	89,000	4,982
Sierra Health Services, Inc. (b)	80,800	2,376
VistaCare, Inc., Class A (b)	91,100	2,897

		10,255

Human Resources (3.0%)
Gevity HR, Inc.	141,000	3,184
Labor Ready, Inc. (b)	228,400	3,003

		6,187

Insurance (1.8%)
ProAssurance Corp. (b)	117,600	3,828

Internet Services (2.6%)
Digital Insight Corp. (b)	46,200	1,047
Digital River, Inc. (b)	49,200	1,165
WebEx Communications, Inc. (b)	166,900	3,263

		5,475

Machinery & Equipment (5.6%)
Briggs & Stratton Corp.	43,700	2,886
Joy Global, Inc.	182,900	4,816
Oshkosh Truck Corp.	69,700	4,062

		11,764

Management Consulting Services (0.5%)
Navigant Consulting, Inc. (b)	54,500	988

Medical Equipment & Supplies (8.3%)
Advanced Neuromodulation Systems, Inc. (b)	57,050	2,521
ALARIS Medical Systems, Inc. (b)	125,600	2,512
ArthroCare Corp. (b)	119,900	2,934
Cooper Cos., Inc.	79,600	3,853
Merit Medical Systems, Inc. (b)	186,567	4,100
Per-Se Technologies, Inc. (b)	73,200	1,162

		17,082

Medical Services (4.8%)
Pediatrix Medical Group, Inc. (b)	60,700	3,569
United Surgical Partners International, Inc. (b)	104,000	3,967
VCA Antech, Inc. (b)	89,100	2,539

		10,075

Oil & Gas Exploration, Production, & Services (5.9%)
Comstock Resources, Inc. (b)	190,900	3,337
Energen Corp.	100,600	4,326
Patina Oil & Gas Corp.	78,250	3,431
Southwestern Energy Co. (b)	61,200	1,264

		12,358

Oil Refining (0.6%)
Tesoro Petroleum Corp. (b)	81,100	1,233

Continued

SMALL CAP FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Shares	Value

COMMON STOCKS, continued
Pharmaceuticals (1.2%)
Kos Pharmaceuticals, Inc. (b)	48,200	$2,459

Restaurants (1.0%)
Applebee’s International, Inc.	52,800	2,013

Retail (6.0%)
Big 5 Sporting Goods Corp. (b)	89,400	2,197
Cash America International, Inc.	97,200	2,125
Claire’s Stores, Inc.	78,800	1,442
CSK Auto Corp. (b)	135,900	2,652
Leapfrog Enterprises, Inc. (b)	17,200	480
TBC Corp. (b)	39,700	1,072
Tractor Supply Co. (b)	61,800	2,617

		12,585

Technology (7.4%)
Applied Films Corp. (b)	84,500	2,873
Comtech Telecommunications Corp. (b)	97,000	3,104
Dionex Corp. (b)	37,900	2,030
MICROS Systems, Inc. (b)	67,800	3,038
Plantronics, Inc. (b)	112,000	4,485

		15,530

Transportation (1.2%)
ExpressJet Holdings, Inc. (b)	132,200	1,873
Pacer International, Inc. (b)	39,200	725

		2,598

TOTAL COMMON STOCKS		202,498

INVESTMENT COMPANIES (3.4%)
AmSouth Prime Money Market Fund †	7,207,019	7,207

TOTAL INVESTMENT COMPANIES		7,207

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING (1.6%)
Pool of Various Securities for AmSouth Mutual Funds — Footnote 3 (Securities Lending)	3,339,247	3,339

TOTAL SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING		3,339

TOTAL INVESTMENTS (Cost $183,434) (a) — 101.9%		213,044
Liabilities in excess of other assets — (1.9%)		(3,932)

NET ASSETS — 100.0%		$209,112

(a)	Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized appreciation of securities as follows:

Unrealized appreciation	$32,394
Unrealized depreciation	(2,784)

Net unrealized appreciation	$29,610

(b)	Represents non-income producing security.
†	Represents investment in affiliated security.

See notes to financial statements.

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Shares	Value

COMMON STOCKS (97.1%)
Australia (4.8%)
AMP Ltd.	489,527	$1,674
Ansell Ltd.	42,951	208
APN News & Media, Ltd.	2,183	7
AXA Asia Pacific Holdings, Ltd.	452,900	903
BHP Steel, Ltd.	210,920	848
Boral Ltd.	171,438	720
Brambles Industries, Ltd.	14,503	58
Caltex Australia, Ltd.	62,640	272
CSR Ltd.	240,599	326
Insurance Australia Group, Ltd.	371,684	1,208
Lend Lease Corp., Ltd.	95,195	752
Lion Nathan, Ltd.	142,100	642
Mayne Group, Ltd.	218,634	532
Mirvac Group	158,800	525
OneSteel Ltd.	127,900	177
Origin Energy, Ltd.	172,145	686
PaperlinX Ltd.	124,518	426
Publishing & Broadcasting, Ltd.	168,201	1,556
Qantas Airways, Ltd.	422,761	1,113
QBE Insurance Group, Ltd.	161,673	1,272
Rinker Group, Ltd.	240,599	1,178
Santos Ltd.	155,030	735
Seven Network, Ltd.	50,074	220
Southcorp Ltd.	197,966	389
WMC Resources, Ltd. (b)	300,100	1,192

		17,619

Austria (0.2%)
Voestalpine AG	13,266	602
Wienerberger AG	7,637	226

		828

Belgium (1.1%)
Algemene Maatschappij voor Nijverheidskredit NV	28,500	1,717
Banque Nationale de Belgique	85	311
Bekaert NV	5,300	324
Delhaize Group	22,000	1,105
Tessenderlo Chemie NV	6,100	221
Umicore	3,045	196
Umicore Strip (b)	145	—	*

		3,874

Canada (0.1%)
Alcan, Inc.	4,897	208

Denmark (0.8%)
Carlsberg A/S, B Shares	2,690	118
Codan A/S (b)	4,790	186
Danisco A/S	5,630	265
Danske Bank A/S	50,500	1,192
Jyske Bank A/S (b)	2,710	155
TDC A/S	20,460	824

		2,740

Finland (1.8%)
Fortum Oyj	261,437	2,582

Continued

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Shares	Value

COMMON STOCKS, continued
Finland, continued
Kemira Oyj	51,800	$665
Kesko Oyj	47,600	846
M-real Oyj	85,300	726
Metso Oyj	24,388	311
Outokumpu Oyj	73,450	943
Stora Enso Oyj, R Shares	13,400	174
UPM-Kymmene Oyj	7,800	144

		6,391

France (9.6%)
Air France	25,900	458
Alstom (b)	60,912	126
Assurances Generales de France	22,800	1,348
AXA	220,392	4,970
BNP Paribas SA	6,167	383
Bongrain SA	1,900	119
Cap Gemini SA (b)	14,800	654
Ciments Francais SA	4,600	311
Compagnie de Saint-Gobain	43,100	2,191
Compagnie Gernerale des Etablissements Michelin	17,400	835
Credit Agricole SA	43,900	1,070
Eiffage SA	1,600	197
Esso S.A.F.	1,000	122
Euler & Hermes SA	4,100	218
Faurecia	2,900	240
Financiere Marc de Lacharriere	4,500	169
France Telecom SA (b)	109,600	3,242
Havas SA	37,200	233
Imerys SA	1,600	335
Lafarge SA	14,350	1,171
Lagardere S.C.A.	15,000	909
Pinault-Printemps Redoute SA	4,500	453
PSA Peugeot Citroen	30,500	1,429
Remy Cointreau SA	5,400	190
Renault SA	35,300	2,369
Rexel SA	5,100	226
Rue Imperiale	940	187
Schneider Electric SA	28,560	1,848
Scor SA (b)	15,100	30
Societe Fonciere Lyonnaise	3,100	131
Societe Generale, A Shares	10,600	938
Sophia	3,100	155
Suez SA	124,500	2,591
Technip-Coflexip SA	2,700	324
Thomson	34,200	726
Valeo SA	10,000	435
Vallourec SA	1,200	96
Vivendi Universal SA (b)	130,700	3,434
Wendel Investissement	6,000	282

		35,145

Germany (6.7%)
Aareal Bank AG	3,200	103
AMG Generali Holding AG	5,300	452
Bayer AG	71,500	2,176

Continued

	Shares	Value

COMMON STOCKS, continued
Germany, continued
Bayerische Hypo-und Vereinsbank AG (b)	52,500	$1,346
Bilfinger Berger AG	3,300	121
Celanese AG	5,200	209
Commerzbank AG	49,550	960
DaimlerChrysler AG	100,300	4,754
Deutsche Bank AG	54,700	4,273
Deutsche Lufthansa AG	34,700	623
E.On AG	34,600	2,212
Fraport AG (b)	8,200	259
Fresenius Medical Care AG	3,500	230
HeidelbergCement AG (b)	9,041	397
Heidelberger Druckmaschinen AG (b)	6,600	262
Hochtief AG	6,350	183
Hypo Real Estate Holding AG (b)	11,475	314
Infineon Technologies AG (b)	75,700	1,118
KarstadtQuelle AG	4,700	110
Linde AG	9,900	556
MAN AG	12,850	436
Merck KGaA	4,200	180
MG Technologies AG	18,300	286
ThyssenKrupp AG	46,800	945
TUI AG	17,450	413
Volkswagen AG	31,350	1,577

		24,495

Greece (0.5%)
Agricultural Bank of Greece (b)	30,900	298
Bank of Greece	2,500	301
Commercial Bank of Greece	18,000	495
Hellenic Petroleum SA	37,800	366
Intracom SA	27,100	210

		1,670

Hong Kong (1.8%)
Cheung Kong Holdings, Ltd.	55,000	511
Hang Lung Group, Ltd.	158,000	252
Henderson Land Development Co., Ltd.	265,000	1,347
Hopewell Holdings, Ltd.	21,000	38
Hutchison Whampoa, Ltd.	17,000	142
Hysan Development Co., Ltd.	158,658	306
i-CABLE Communications, Ltd.	33,500	10
Kerry Properties, Ltd.	141,713	240
New Asia Realty & Trust Co., Ltd.	45,000	19
New World Development Co., Ltd.	302,806	329
Shagri-La Asia, Ltd.	334,000	342
Sino Land Co., Ltd.	603,383	419
Sun Hung Kai Properties, Ltd.	19,000	183
Swire Pacific, Ltd.	144,000	1,000
Wharf Ltd.	335,000	1,053
Wheelock & Co., Ltd.	312,000	449

		6,640

Ireland (0.8%)
CRH PLC	67,518	1,418
Elan Corp. PLC (b)	100,566	875
Irish Life & Permanent PLC	34,165	577

		2,870

Continued

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Shares	Value

COMMON STOCKS, continued
Italy (3.6%)
Alitalia S.p.A (b)	390,000	$127
Banca Intesa S.p.A.	641,650	2,494
Banca Monte dei Paschi di Siena S.p.A	140,000	453
Banca Nazionale del Lavoro S.p.A. (b)	450,000	1,240
Banca Popolare de Lodi S.c.r.l.	43,973	459
Banca Popolare di Milano S.c.r.l.	80,000	547
Beni Stabili S.p.A.	355,000	236
Buzzi Unicem S.p.A.	20,000	246
Caltagirone Editore S.p.A.	12,000	98
Capitalia S.p.A. (b)	355,000	1,105
ERG S.p.A.	16,000	87
Fiat S.p.A. (b)	90,000	661
Fondiaria-SAI S.p.A.	12,500	286
Ifil S.p.A. (b)	104,000	317
Italcementi S.p.A.	37,000	450
Italmobiliare S.p.A	2,000	89
Parmalat Finanziaria S.p.A.	130,000	19
Pirelli & C. S.p.A.	533,332	561
Societa’ Cattolica di Assicurazioni S.c.r.l.	9,900	393
Telecom Italia S.p.A. (b)	866,478	2,659
Tiscali S.p.A. (b)	74,000	485

		13,012

Japan (20.6%)
77th Bank, Ltd.	50,000	263
Acom Co., Ltd.	23,700	1,349
Aichi Steel Corp.	29,000	124
Aioi Insurance Co., Ltd.	110,000	440
Aisin Seiki Co., Ltd.	42,200	731
Akita Bank, Ltd.	29,000	116
Amada Co., Ltd.	59,000	319
Aoyama Trading Co., Ltd.	9,800	198
Asahi Breweries, Ltd.	42,000	398
Asahi National Broadcasting Co., Ltd.	146	236
Asatsu-dk, Inc.	6,800	162
Autobacs Seven Co., Ltd.	4,900	114
Awa Bank, Ltd.	31,000	185
Bank of Fukuoka, Ltd.	92,000	375
Bank of Kyoto, Ltd.	43,000	220
Bank of Nagoya, Ltd.	26,000	124
Benesse Corp.	14,200	337
Chiba Bank, Ltd.	123,000	481
Chudenko Corp.	8,500	118
Chugoku Bank, Ltd.	35,000	317
Citizen Watch Co., Ltd.	41,000	371
Coca-Cola West Japan Co., Ltd.	15,300	298
COMSYS Holdings Corp. (b)	21,000	136
Cosmo Oil Co., Ltd.	83,000	179
Dai Nippon Printing Co., Ltd.	63,000	946
Daicel Chemical Industries, Ltd.	48,000	192
Daihatsu Motor Co., Ltd.	56,000	257
Daiichi Pharmaceutical Co., Ltd.	15,400	270
Dainippon Ink & Chemicals, Inc.	115,000	259
Dainippon Pharmaceutical Co., Ltd.	24,000	175
Daishi Bank, Ltd.	50,000	178

Continued

	Shares	Value

COMMON STOCKS, continued
Japan, continued
Daiwa House Industry Co., Ltd.	80,000	$805
Denso Corp.	114,300	2,202
Ebara Corp.	40,000	183
Ezaki Glico Co., Ltd.	19,000	125
Fuji Electric Co., Ltd.	95,000	215
Fuji Fire & Marine Insurance Co., Ltd.	71,000	173
Fuji Heavy Industries, Ltd.	108,000	500
Fuji Photo Film Co., Ltd.	46,000	1,560
Fujikura Ltd.	50,000	278
Fukuyama Transporting Co., Ltd.	36,000	136
Furukawa Electric Co., Ltd.	95,000	363
Futaba Industrial Co., Ltd.	10,000	148
Glory Ltd.	4,000	70
Gunma Bank, Ltd.	74,000	316
Gunze Ltd.	31,000	140
Hachijuni Bank, Ltd.	79,000	420
Hanshin Electric Railway Co., Ltd.	50,000	158
Heiwa Corp.	6,200	90
Higo Bank, Ltd.	33,000	214
Hitachi Cable, Ltd.	49,000	198
Hitachi Ltd.	487,000	3,096
Hitachi Maxell, Ltd.	13,000	183
Hitachi Metals, Ltd.	47,000	182
Hokkoku Bank, Ltd.	46,000	228
Hokuetsu Paper Mills, Ltd.	23,000	128
House Foods Corp.	14,000	158
Hyakugo Bank, Ltd.	33,000	160
Hyakujushi Bank, Ltd.	47,000	305
Ishikawajima-Harima Heavy Industries Co., Ltd.	189,000	254
Iyo Bank, Ltd.	47,000	312
Joyo Bank, Ltd.	126,000	394
Juroku Bank, Ltd.	48,000	205
Kagoshima Bank, Ltd.	30,000	165
Kamigumi Co., Ltd.	36,000	249
Kansai Paint Co., Ltd.	14,000	68
Katokichi Co., Ltd.	7,900	134
Kawasaki Heavy Industries, Ltd.	203,000	240
Kikkoman Corp.	10,000	73
Kinden Corp.	35,000	169
Kirin Brewery Co., Ltd.	143,000	1,227
Kissei Pharmaceutical Co., Ltd.	9,000	167
Kobe Steel, Ltd. (b)	378,000	464
Koito Manufacturing Co., Ltd.	23,000	148
Kokusai Securities Co., Ltd.	47,000	473
Kokuyo Co., Ltd.	18,700	206
Komatsu Ltd.	140,000	845
Komori Corp.	9,000	132
Kuraray Co., Ltd.	55,000	446
Kuraya Sanseido, Inc.	7,600	89
Kyorin Pharmaceutical Co., Ltd.	12,000	149
Makita Corp.	20,000	214
Marubeni Corp.	213,000	411
Marui Co., Ltd.	56,000	714
Maruichi Steel Tube, Ltd.	13,000	166

Continued

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Shares	Value

COMMON STOCKS, continued
Japan, continued
Matsushita Electric Industrial Co., Ltd.	328,000	$4,896
Matsushita Electric Works, Ltd.	107,000	985
Meiji Seika Kaisha, Ltd.	50,000	210
Michinoku Bank, Ltd.	20,000	113
Mitsubishi Gas Chemical Co., Inc.	63,000	210
Mitsubishi Heavy Industries, Ltd.	492,000	1,446
Mitsubishi Logistics Corp.	22,000	188
Mitsubishi Materials Corp. (b)	165,000	293
Mitsubishi Motors Corp. (b)	96,000	232
Mitsubishi Tokyo Financial Group, Inc.	297	2,320
Mitsui Engineering & Shipbuilding Co., Ltd.	44,000	71
Mitsui Trust Holdings, Inc.	119,000	609
Mitsumi Electric Co., Ltd.	10,600	122
Mizuho Financial Group, Inc. (b)	1,376	4,081
Nagase & Co., Ltd.	20,000	144
Nanto Bank, Ltd.	36,000	150
NGK Insulators, Ltd.	29,000	220
NGK Spark Plug Co., Ltd.	33,000	281
Nichicon Corp.	10,700	124
Nichirei Corp	16,000	54
Nihon Unisys, Ltd.	16,000	134
Nikko Cordial Corp.	152,000	827
Nippon Broadcasting System, Inc.	4,500	183
Nippon Electric Glass Co., Ltd.	21,000	426
Nippon Kayaku Co., Ltd.	26,000	133
Nippon Meat Packers, Inc.	33,000	358
Nippon Oil Corp.	221,000	1,192
Nippon Paint Co., Ltd.	38,000	129
Nippon Sheet Glass Co., Ltd.	58,000	210
Nippon Shinpan Co., Ltd.	44,000	126
Nippon Shokubai Co., Ltd.	25,000	189
Nippon Television Network Corp.	1,360	205
Nishimatsu Construction Co., Ltd.	36,000	125
Nissay Dowa General Insurance Co., Ltd.	54,000	233
Nisshin Seifun Group, Inc.	31,000	276
Nisshin Steel Co., Ltd.	145,000	262
Nisshinbo Industries, Inc.	28,000	156
NSK Ltd.	80,000	344
Obayashi Corp.	105,000	475
Okumura Corp.	33,000	145
Onward Kashiyama Co., Ltd.	25,000	325
PanaHome Corp.	24,000	135
Promise Co., Ltd.	19,500	1,096
Q.P. Corp.	10,100	81
Resona Holdings, Inc.	822,000	994
San-in Godo Bank, Ltd.	23,000	174
Santen Pharmaceutical Co., Ltd.	4,000	52
Sanwa Shutter Corp.	18,000	99
Sanyo Shinpan Finance Co., Ltd.	5,000	206
Sapporo Hokuyo Holdings, Inc.	48	247
Sapporo Holdings, Ltd.	52,000	155
Seino Transportation Co., Ltd.	23,000	201
Sekisui Chemical Co., Ltd.	78,000	386
Sekisui House, Ltd.	103,000	1,011
Shiga Bank, Ltd.	32,000	127

Continued

	Shares	Value

COMMON STOCKS, continued
Japan, continued
Shimachu Co., Ltd.	6,700	$150
Shimizu Corp.	23,000	98
Shinko Securities Co., Ltd. (b)	107,000	322
Shizuoka Bank, Ltd.	109,000	778
Shohkoh Fund & Co., Ltd.	1,500	222
Sumitomo Bakelite Co., Ltd.	24,000	149
Sumitomo Corp.	107,000	793
Sumitomo Electric Industries, Ltd.	109,000	956
Sumitomo Forestry Co., Ltd.	23,000	211
Sumitomo Metal Industries, Ltd.	479,000	457
Sumitomo Metal Mining Co., Ltd.	47,000	317
Sumitomo Osaka Cement Co., Ltd.	62,000	138
Sumitomo Realty & Development Co., Ltd.	54,000	531
Sumitomo Rubber Industries, Ltd.	32,000	196
Sumitomo Trust & Banking Co., Ltd.	121,000	661
Suzuken Co., Ltd. (b)	5,000	179
Taiheiyo Cement Corp.	138,000	369
Taiyo Yuden Co., Ltd.	16,000	241
Takashimaya Co., Ltd.	44,000	354
Takefuji Corp.	17,570	1,059
TDK Corp.	11,000	790
Teijin Ltd.	135,000	400
Teikoku Oil Co., Ltd.	44,000	213
Toda Corp.	47,000	149
Toho Bank, Ltd.	24,000	91
Tokuyama Corp.	37,000	149
Tokyo Broadcasting System, Inc.	26,000	403
Tokyo Steel Manufacturing Co., Ltd.	8,300	73
Tokyo Style Co., Ltd.	13,000	140
Tokyo Tatemono Co., Ltd.	12,000	52
Toppan Printing Co., Ltd.	102,000	1,137
Toray Industries, Inc.	204,000	803
Toshiba TEC Corp.	15,000	62
Tostem Inax Holding Corp.	27,000	525
Toyo Ink Manufacturing Co., Ltd.	40,000	174
Toyo Seikan Kaisha, Ltd.	31,000	409
Toyo Suisan Kaisha, Ltd.	7,000	76
Toyota Auto Body Co., Ltd.	11,000	175
Toyota Industries Corp.	45,700	975
UNY Co., Ltd.	27,000	303
Wacoal Corp.	19,000	167
Yamaguchi Bank, Ltd.	26,000	228
Yamanashi Chuo Bank, Ltd.	22,000	94
Yamazaki Baking Co., Ltd.	29,000	228
Yokohama Rubber Co., Ltd.	45,000	131

		75,010

Netherlands (5.0%)
ABN AMRO Holding NV	96,713	2,316
Aegon NV	202,598	3,066
Buhrmann NV	19,100	177
DSM NV	14,100	655
Hunter Douglas NV	4,400	206
ING Groep NV	185,300	4,615
Koninklijke Ahold NV (b)	105,200	853

Continued

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Shares	Value

COMMON STOCKS, continued
Netherlands, continued
Koninklijke Numico NV (b)	18,747	$604
Koninklijke Philips Electronics NV	122,350	3,683
Koninklijke Vendex KBB NV	5,700	82
New Skies Satellites NV (b)	15,048	104
Nutreco Holding NV	4,700	129
NV Holdingsmaatschappij De Telegraaf	3,200	70
Oce NV	12,200	219
Royal Nedlloyd NV	2,900	109
Vedior NV	13,100	223
Versatel Telecom International NV (b)	65,000	177
VNU NV	34,974	1,105

		18,393

New Zealand (0.2%)
Auckland International Airport, Ltd.	67,870	302
Carter Holt Harvey, Ltd.	317,000	408

		710

Norway (0.5%)
DnB Holding ASA	57,600	346
Norske Skogsindustrier ASA	47,500	891
Storebrand ASA (b)	68,000	434

		1,671

Portugal (0.4%)
Portugal Telecom, SGPS, SA	110,300	1,138
Sonae, SGPS, SA (b)	148,000	156

		1,294

Singapore (0.8%)
DBS Group Holdings, Ltd.	102,000	928
Fraser & Neave Ltd.	22,600	173
Keppel Corp., Ltd.	49,000	202
Neptune Orient Lines, Ltd. (b)	82,000	111
Oversea-Chinese Banking Corp., Ltd.	77,000	568
Singapore Airlines, Ltd.	38,000	253
United Overseas Bank, Ltd.	94,000	776

		3,011

Spain (3.5%)
Acerinox SA	4,700	209
Acesa Infraestructuras SA	13,100	197
Antena 3 Television SA (b)	871	43
Banco Bilbao Vizcaya Argentaria SA	99,000	1,317
Banco de Andalucia SA	900	82
Banco de Sabadell SA	11,400	269
Banco Pastor SA	2,400	75
Banco Santander Central Hispano SA	247,900	2,846
Cementos Portland SA	1,600	99
Corporacion Mapfre SA	10,500	155
Ebro Puleva SA	11,000	133
Endesa SA	55,000	1,028
Iberia Lineas Aereas de Espana SA	66,100	219
Inmobiliaria Colonial SA	4,000	103
Inmobiliaria Urbis SA	9,100	93
Red Electrica de Espana	6,000	98
Repsol YPF SA	70,800	1,434

Continued

	Shares	Value

COMMON STOCKS, continued
Spain, continued
Sociedad General de Aguas de Barcelona SA	8,124	$122
Sol Melia SA	10,300	84
Telefonica SA	257,754	4,009
Vallehermoso SA	6,900	106

		12,721

Sweden (2.2%)
Drott AB, B Shares	9,700	178
Gambro AB, A Shares	26,500	234
Gambro AB, B Shares	10,500	93
Holmen AB, B Shares	8,400	281
Industriforvaltnings Kinnevik AB, B Shares	6,900	243
Nordea AB	334,300	2,390
Skandia Forsakrings AB	108,400	462
Skandinaviska Enskilda Banken AB	74,300	1,073
Skanska AB, B Shares	4,900	42
SSAB, Series A	7,800	134
SSAB, Series B	2,000	33
Svenska Cellulosa AB	7,700	301
Tele2 AB, A Shares (b)	2,300	125
Tele2 AB, B Shares (b)	13,300	732
Trelleborg AB, B Shares	9,000	155
Volvo AB, A Shares	15,500	481
Volvo AB, B Shares	33,900	1,100

		8,057

Switzerland (7.3%)
Baloise Holding, Ltd.	29,400	1,328
Banque Cantonale Vaudoise (b)	2,200	247
Berner Kantonalbank	2,300	275
Ciba Specialty Chemicals AG	9,400	711
Clariant AG (b)	47,100	774
Compagnie Financiere Richemont AG	175,900	4,389
Credit Suisse Group	130,500	4,923
Ems-Chemie Holding AG	1,150	96
Givaudan SA	200	104
Helvetia Patria Holding	1,600	279
Holcim Ltd.	54,250	2,781
Luzerner Kantonalbank	2,393	368
PSP Swiss Property AG	4,000	570
Rieter Holding AG	1,590	397
SIG Holding AG	3,000	440
Sika AG	130	60
St. Galler Kantonalbank	1,300	270
Swiss Life Holding (b)	10,820	2,070
Syngenta AG	40,600	2,779
Unaxis Holding AG	7,000	1,064
Valiant Holding	4,300	344
Valora Holding AG	1,430	368
Vontobel Holding AG	14,200	328
Zurich Financial Services AG	11,900	1,725

		26,690

United Kingdom (24.8%)
Abbey National PLC	409,396	4,323

Continued

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Shares	Value

COMMON STOCKS, continued
United Kingdom, continued
Aggregate Industries PLC	310,752	$478
Amvescap PLC	128,900	946
Arriva PLC	48,410	304
Associated British Foods PLC	126,000	1,291
Associated British Ports Holdings PLC	71,400	585
Aviva PLC	548,000	5,113
BAA PLC	258,000	2,418
BAE Systems PLC	731,996	2,191
Barratt Developments PLC	57,000	529
BBA Group PLC	116,000	557
Bellway PLC	12,000	146
Berkeley Group PLC	35,610	551
Big Food Group PLC	55,000	165
Bovis Homes Group PLC	19,000	154
Bradford & Bingley PLC	74,000	434
Brambles Industries PLC	142,000	538
Britannic Group PLC (b)	31,800	161
British Airways PLC (b)	298,000	1,654
British Land Co. PLC	135,071	1,426
British Vita PLC	31,700	152
Brixton PLC	55,200	269
Cable & Wireless PLC	657,646	1,730
Canary Wharf Group PLC (b)	161,200	773
Celltech Group PLC (b)	45,000	320
Chelsfield PLC	77,000	439
COLT Telecom Group PLC (b)	416,000	848
Corus Group PLC (b)	1,223,858	913
DS Smith PLC	52,000	164
easyJet PLC (b)	108,000	665
FKI PLC	94,000	195
Friends Provident PLC	418,000	1,077
Galen Holdings PLC	41,000	586
George Wimpey PLC	93,728	612
Granada PLC	625,987	1,601
Great Portland Estates PLC	32,900	145
Greene King PLC	16,000	255
Hammerson PLC	76,100	844
Hanson PLC	179,000	1,330
HHG PLC (b)	408,291	336
Hilton Group PLC	436,100	1,804
Inchcape PLC	11,000	287
InterContinental Hotels Group PLC	178,389	1,753
International Power PLC (b)	308,400	693
J Sainsbury PLC	544,588	2,770
Kingfisher PLC	118,000	597
Lex Service PLC	16,900	208
Liberty International PLC	75,374	892
Logica PLC	97,950	513
London Merchant Securities PLC	39,000	119
Mersey Docks & Harbour Co.	12,640	154
Millennium & Copthorne Hotels PLC	78,000	405
Mitchells & Butlers PLC	125,921	520
mmO2 PLC (b)	2,392,000	3,559
Pearson PLC	174,000	1,950

Continued

	Shares	Value

COMMON STOCKS, continued
United Kingdom, continued
Peninsular & Oriental Steam Navigation Co.	162,000	$710
Persimmon PLC	52,339	508
Pilkington PLC	314,151	573
Pillar Property PLC	19,000	180
Quintain Estates & Development PLC	22,000	136
RMC Group PLC	73,000	937
Rolls-Royce PLC	450,100	1,512
Royal & Sun Alliance Insurance Group PLC	512,600	886
SABMiller PLC	38,000	372
Safeway PLC	255,211	1,312
Schroders PLC	49,000	587
Scottish & Newcastle PLC	155,500	1,120
Scottish Power PLC	351,325	2,277
Shire Pharmaceuticals Group PLC (b)	84,000	810
Slough Estates PLC	114,800	871
Somerfield PLC	80,000	237
Stagecoach Group PLC	364,000	586
Standard Chartered PLC	186,028	3,034
Stanley Leisure PLC	20,530	168
Tate & Lyle PLC	64,000	331
Taylor Woodrow PLC	133,370	589
Trinity Mirror PLC	80,510	882
Vodafone Group PLC	6,573,300	16,452
Westbury PLC	20,310	152
WH Smith Group PLC	62,000	311
Whitbread PLC	81,000	1,079
Wilson Bowden PLC	18,000	308
Wolverhampton & Dudley Breweries PLC	8,000	114
Woolworths Group PLC	204,000	150

		90,626

TOTAL COMMON STOCKS		353,675

Continued

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Shares	Value

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING (3.4%)
Pool of Various Securities for AmSouth Mutual Funds — Footnote 3 (Securities Lending)	12,329,526	12,330

TOTAL SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING		12,330

TOTAL INVESTMENTS (Cost $276,279) (a) — 100.5%		366,005
Liabilities in excess of other assets — (0.5%)		(1,642)

NET ASSETS — 100.0%		$364,363

(a)	Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized appreciation of securities as follows:

Unrealized appreciation	$95,559
Unrealized depreciation	(5,833)

Net unrealized appreciation	$89,726

(b)	Represents non-income producing security.

PLC — Public Limited Company

*	Due to rounding, figure is below thousand-dollar threshold

Continued

The table below sets forth the diversification of the International Equity Fund investments by industry.

Industry Diversification	Percent*
Advertising	0.1%
Aerospace/Defense	1.0%
Airlines	2.1%
Airports Development	0.1%
Automobile	5.1%
Banking	16.9%
Beverages	1.2%
Building Products	5.1%
Chemicals	3.5%
Computer Systems	0.4%
Diversified	3.4%
Education	0.1%
Electrical & Electronics	6.3%
Energy Sources	0.8%
Financial Services	3.3%
Food & Household Products	1.5%
Food Retailers	2.3%
Forest Products & Paper	0.9%
Home Furnishing	.1%
Hotels & Lodging	1.1%
Insurance	9.4%
Machinery	1.5%
Materials & Commodities	4.0%
Medical Products	0.3%
Office Equipment	0.2%
Oil & Gas Production & Services	2.3%
Pharmaceutical	1.0%
Photographic Products	0.4%
Publishing	4.1%
Real Estate	4.3%
Retail	3.3%
Telecommunications	10.2%
Transportation	0.8%

Total Common Stocks	97.1%

* Percentages indicated are based on net assets.

See notes to financial statements.

BALANCED FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Shares	Value

COMMON STOCKS (59.5%)
Aerospace/Defense (2.2%)
Boeing Co.	41,107	$1,716
Raytheon Co.	40,142	1,225
United Technologies Corp.	8,780	839

		3,780

Apparel (0.4%)
Liz Claiborne, Inc.	19,548	699

Auto Trucks & Parts (0.3%)
PACCAR, Inc.	7,695	605

Banking (2.1%)
Bank of America Corp.	33,106	2,697
U.S. Bancorp	37,139	1,050

		3,747

Chemicals — Specialty (0.8%)
Dow Chemical Co.	13,705	575
E.I. du Pont de Nemours & Co.	19,190	842

		1,417

Computer Hardware (3.8%)
Dell, Inc. (b)	78,439	2,625
Hewlett-Packard Co.	129,678	3,085
IBM Corp.	9,260	919

		6,629

Computer Software & Services (4.5%)
Cisco Systems, Inc. (b)	233,554	5,989
Microsoft Corp.	63,441	1,754

		7,743

Consumer Goods (2.2%)
Newell Rubbermaid, Inc.	13,319	325
Procter & Gamble Co.	35,598	3,599

		3,924

Distribution/Wholesale (0.3%)
Genuine Parts Co.	16,834	555

Diversified Manufacturing (0.9%)
Honeywell International, Inc.	31,581	1,140
Illinois Tool Works, Inc.	6,447	504

		1,644

Entertainment (0.3%)
Walt Disney Co.	22,375	537

Financial Services (12.0%)
Bear Stearns Cos., Inc.	7,474	615
Capital One Financial Corp.	26,695	1,897
CIT Group, Inc.	41,795	1,585
Citigroup, Inc.	84,083	4,161
Freddie Mac	20,487	1,279
Goldman Sachs Group, Inc.	42,246	4,207
H & R Block, Inc.	31,143	1,804
J.P. Morgan Chase & Co.	53,672	2,087
Moody’s Corp.	8,040	514
Piper Jaffray Cos., Inc. (b)	371	17
Washington Mutual, Inc.	62,147	2,753

		20,919

Continued

	Shares	Value

COMMON STOCKS, continued
Food Products, Processing, & Packaging (1.9%)
Sara Lee Corp.	155,301	$3,311

Forest & Paper Products (0.8%)
International Paper Co.	31,864	1,347

Health Care (3.0%)
Johnson & Johnson	13,521	722
Medcath, Inc. (b)	1,680	62
WellPoint Health Networks, Inc. (b)	43,345	4,551

		5,335

Health Care — Drugs (2.0%)
Amgen, Inc. (b)	54,041	3,485

Industrial Automation — Robotics (0.5%)
Rockwell Automation, Inc.	28,155	917

Insurance (1.0%)
AFLAC, Inc.	48,380	1,784

Media (0.3%)
McGraw Hill Cos., Inc.	7,028	527

Medical Products (0.8%)
Becton, Dickinson & Co.	16,589	747
Zimmer Holdings, Inc. (b)	8,113	621

		1,368

Multimedia (1.0%)
Time Warner, Inc. (b)	98,810	1,736

Newspapers (0.3%)
Gannett Co., Inc.	5,440	466

Oil & Gas Exploration, Production, & Services (3.6%)
BP PLC — ADR	19,516	929
ChevronTexaco Corp.	20,881	1,803
Exxon Mobil Corp.	88,030	3,591

		6,323

Pharmaceuticals (3.2%)
Bristol-Myers Squibb Co.	46,603	1,307
Genentech, Inc. (b)	37,555	3,587
Merck & Co., Inc.	13,938	663

		5,557

Raw Materials (0.4%)
Avery Dennison Corp.	10,830	673

Restaurants (2.7%)
McDonald’s Corp.	27,003	695
Outback Steakhouse, Inc.	91,889	4,074

		4,769

Retail (2.4%)
Dollar General Corp.	67,967	1,510
Home Depot, Inc.	27,193	965
Limited Brands	64,181	1,168
Office Depot, Inc. (b)	34,727	554

		4,197

Continued

BALANCED FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Shares or Principal Amount	Value

COMMON STOCKS, continued
Semiconductors (0.6%)
Texas Instruments, Inc.	35,173	$1,103

Telecommunications — Equipment (0.8%)
Harris Corp.	27,999	1,363

Travel (0.9%)
Carnival Corp.	34,466	1,531

Utilities — Electric & Gas (1.7%)
American Electric Power Co., Inc.	37,065	1,210
Dominion Resources, Inc.	14,084	904
Southern Co.	29,763	887

		3,001

Utilities — Telecommunications (1.8%)
BellSouth Corp.	34,398	1,005
SBC Communications, Inc.	40,583	1,035
Verizon Communications, Inc.	32,023	1,181

		3,221

TOTAL COMMON STOCKS		104,213

CORPORATE BONDS (17.9%)
Aerospace/Defense (0.6%)
General Dynamics Corp., 4.50%, 8/15/10	$1,000	1,026

Aluminum (0.6%)
Alcoa, Inc., 7.38%, 8/1/10	900	1,059

Banking (3.2%)
Branch Banking & Trust, 4.88%, 1/15/13	500	506
Northern Trust Co., 7.10%, 8/1/09	1,000	1,162
SunTrust Banks, Inc., 7.38%, 7/1/06	2,000	2,229
Wachovia Corp., 6.63%, 11/15/06	1,475	1,641

		5,538

Beverages (1.1%)
Bottling Group LLC, 2.45%, 10/16/06	1,000	997
Diageo Capital PLC, 3.50%, 11/19/07	1,000	1,015

		2,012

Brokerage Services (0.6%)
Lehman Brothers Holdings, Inc., 3.50%, 8/7/08	1,000	1,000

Consumer Goods (2.4%)
Coca-Cola Co., 4.00%, 6/1/05	1,000	1,031
Unilever Capital Corp., 6.88%, 11/1/05	2,000	2,164
Unilever Capital Corp., 7.13%, 11/1/10	800	938

		4,133

Data Processing — Management (1.2%)
First Data Corp., 6.75%, 7/15/05	2,000	2,145

Electrical & Electronic (0.9%)
General Electric Co., 5.00%, 2/1/13	1,500	1,539

Financial Services (2.4%)
Boeing Capital Corp., 7.38%, 9/27/10	1,000	1,163
Caterpillar Financial Services Corp., 2.50%, 10/3/06, MTN	1,000	1,001

Continued

	Shares or Principal Amount	Value
CORPORATE BONDS, continued
Financial Services, continued
Commercial Credit Co., 7.88%, 7/15/04	$1,000	$1,029
Ford Motor Credit Corp., 6.13%, 3/20/04	1,000	1,006

		4,199

Food Products & Services (0.6%)
Sysco Corp., 4.75%, 7/30/05	1,000	1,043

Insurance (2.3%)
Berkshire Hathaway, Inc., 3.38%, 10/15/08 (c)	1,000	996
Prudential Funding LLC, 6.60%, 5/15/08 (c)	2,000	2,234
St. Paul Cos., Inc., 5.75%, 3/15/07	750	813

		4,043

Newspapers (0.3%)
Times Mirror Co., 7.45%, 10/15/09	500	595

Oil & Gas Exploration, Production, & Services (1.0%)
Conoco, Inc., 6.35%, 4/15/09	1,500	1,689

Retail (0.7%)
McDonald’s Corp., 5.75%, 3/1/12	1,200	1,284

TOTAL CORPORATE BONDS		31,305

MUNICIPAL BONDS (2.4%)
Illinois (2.4%)
Chicago Public Building, 7.00%, 1/1/06	3,800	4,127

TOTAL MUNICIPAL BONDS		4,127

U.S. GOVERNMENT AGENCIES (9.4%)
Fannie Mae (2.9%)
6.21%, 11/7/07	2,300	2,564
5.50%, 11/1/16	2,485	2,582

		5,146

Freddie Mac (2.7%)
5.83%, 2/9/06	2,000	2,151
6.25%, 3/5/12, Callable 3/5/07 @ 100	1,500	1,616
5.50%, 9/1/17	969	1,007

		4,774

Government National Mortgage Assoc. (3.8%)
6.00%, 6/15/33	1,635	1,707
6.50%, 11/20/28 - 12/15/32	4,672	4,931

		6,638

TOTAL U.S. GOVERNMENT AGENCIES		16,558

U.S. TREASURY BONDS (5.0%)
7.50%, 11/15/16	1,300	1,672
7.25%, 8/15/22	1,500	1,919
6.25%, 8/15/23	4,500	5,204

TOTAL U.S. TREASURY BONDS		8,795

Continued

BALANCED FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Shares or Principal Amount	Value

U.S. TREASURY NOTES (2.0%)
3.25%, 5/31/04	$2,500	$2,519
1.63%, 4/30/05	1,000	1,003

TOTAL U.S. TREASURY NOTES		3,522

U.S TREASURY INFLATION PROTECTION BONDS (2.1%)
3.88%, 4/15/29	2,500	3,698

TOTAL U.S TREASURY INFLATION PROTECTION BONDS		3,698

INVESTMENT COMPANIES (1.2%)
AmSouth Prime Money Market Fund †	2,048,846	2,049
AmSouth U.S. Treasury Reserve Money Market Fund †	120,471	120

TOTAL INVESTMENT COMPANIES		2,169

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING (20.7%)
Pool of Various Securities for AmSouth Mutual Funds — Footnote 3 (Securities Lending)	36,313,497	36,313

TOTAL SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING		36,313

TOTAL INVESTMENTS (Cost $174,806) (a) — 120.2%		210,700
Liabilities in excess of other assets — (20.2%)		(35,358)

NET ASSETS — 100.0%		$175,342

(a)	Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized appreciation of securities as follows:

Unrealized appreciation	$36,023
Unrealized depreciation	(129)

Net unrealized appreciation	$35,894

(b)	Represents non-income producing security.
(c)	Represents a restricted security, purchased under Rule 144A, which is exempt from registration under the Security Act of 1933, as amended. These securities have been deemed liquid under guidelines established by the Board of Trustees.
†	Represents investment in affiliated security.

ADR — American Depositary Receipt

LLC — Limited Liability Company

MTN — Medium Term Note

PLC — Public Limited Company

See notes to financial statements.

STRATEGIC PORTFOLIOS:

AGGRESSIVE GROWTH PORTFOLIO

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Shares	Value

INVESTMENTS IN AFFILIATES (99.4%)
Investment Companies (99.4%)
AmSouth Capital Growth Fund, I Shares	579,971	$5,701
AmSouth Enhanced Market Fund, I Shares	691,314	7,854
AmSouth International Equity Fund, I Shares	360,050	4,097
AmSouth Large Cap Fund, I Shares	206,917	3,838
AmSouth Limited Term Bond Fund, I Shares	174,372	1,855
AmSouth Mid Cap Fund, I Shares	308,627	3,855
AmSouth Prime Money Market Fund, I Shares	388,722	389
AmSouth Select Equity Fund, I Shares	283,592	3,860
AmSouth Small Cap Fund, I Shares (b)	438,582	3,697
AmSouth Value Fund, I Shares	391,786	5,877

TOTAL INVESTMENTS IN AFFILIATES		41,023

TOTAL INVESTMENTS (Cost $33,671) (a) — 99.4%		41,023
Other assets in excess of liabilities — 0.6%		230

NET ASSETS — 100.0%		$41,253

(a)	Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized appreciation of securities as follows:

Unrealized appreciation	$7,374
Unrealized depreciation	(22)

Net unrealized appreciation	$7,352

(b)	Represents non-income producing security.

See notes to financial statements.

STRATEGIC PORTFOLIOS:

GROWTH PORTFOLIO

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Shares	Value

INVESTMENTS IN AFFILIATES (99.7%)
Investment Companies (99.7%)
AmSouth Bond Fund, I Shares	258,319	$2,932
AmSouth Capital Growth Fund, I Shares	449,431	4,418
AmSouth Enhanced Market Fund, I Shares	535,657	6,085
AmSouth Government Income Fund, I Shares	328,421	3,301
AmSouth International Equity Fund, I Shares	278,937	3,174
AmSouth Large Cap Fund, I Shares	160,361	2,975
AmSouth Limited Term Bond Fund, I Shares	308,585	3,283
AmSouth Mid Cap Fund, I Shares	239,072	2,986
AmSouth Prime Money Market Fund, I Shares	381,628	382
AmSouth Select Equity Fund, I Shares	219,546	2,988
AmSouth Small Cap Fund, I Shares (b)	339,737	2,864
AmSouth Value Fund, I Shares	303,612	4,554

TOTAL INVESTMENTS IN AFFILIATES		39,942

TOTAL INVESTMENTS (Cost $35,386) (a) — 99.7%		39,942
Other assets in excess of liabilities — 0.3%		132

NET ASSETS — 100.0%		$40,074

(a)	Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized appreciation of securities as follows:

Unrealized appreciation	$4,657
Unrealized depreciation	(101)

Net unrealized appreciation	$4,556

(b)	Represents non-income producing security.

See notes to financial statements.

STRATEGIC PORTFOLIOS: GROWTH AND INCOME PORTFOLIO

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Shares	Value

INVESTMENTS IN AFFILIATES (99.9%)
Investment Companies (99.9%)
AmSouth Bond Fund, I Shares	1,125,006	$12,768
AmSouth Capital Growth Fund, I Shares	910,673	8,952
AmSouth Enhanced Market Fund, I Shares	1,086,985	12,348
AmSouth Government Income Fund, I Shares	1,266,896	12,732
AmSouth International Equity Fund, I Shares	567,733	6,461
AmSouth Large Cap Fund, I Shares	324,882	6,027
AmSouth Limited Term Bond Fund, I Shares	1,189,804	12,660
AmSouth Mid Cap Fund, I Shares	485,209	6,060
AmSouth Prime Money Market Fund, I Shares	961,001	961
AmSouth Select Equity Fund, I Shares	445,711	6,066
AmSouth Small Cap Fund, I Shares (b)	687,993	5,800
AmSouth Value Fund, I Shares	615,791	9,237

TOTAL INVESTMENTS IN AFFILIATES		100,072

TOTAL INVESTMENTS (Cost $89,605) (a) — 99.9%		100,072
Other assets in excess of liabilities — 0.1%		54

NET ASSETS — 100.0%		$100,126

(a)	Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized appreciation of securities as follows:

Unrealized appreciation	$10,934
Unrealized depreciation	(467)

Net unrealized appreciation	$10,467

(b)	Represents non-income producing security.

See notes to financial statements.

STRATEGIC PORTFOLIOS:  MODERATE

GROWTH AND INCOME PORTFOLIO

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Shares	Value

INVESTMENTS IN AFFILIATES (99.9%)
Investment Companies (99.9%)
AmSouth Bond Fund, I Shares	573,471	$6,508
AmSouth Capital Growth Fund, I Shares	255,297	2,510
AmSouth Enhanced Market Fund, I Shares	304,860	3,463
AmSouth Government Income Fund, I Shares	645,540	6,488
AmSouth International Equity Fund, I Shares	156,967	1,786
AmSouth Large Cap Fund, I Shares	91,415	1,696
AmSouth Limited Term Bond Fund, I Shares	606,881	6,457
AmSouth Mid Cap Fund, I Shares	137,074	1,712
AmSouth Prime Money Market Fund, I Shares	356,636	357
AmSouth Select Equity Fund, I Shares	125,133	1,703
AmSouth Small Cap Fund, I Shares (b)	194,350	1,638
AmSouth Value Fund, I Shares	172,184	2,583

TOTAL INVESTMENTS IN AFFILIATES		36,901

TOTAL INVESTMENTS (Cost $33,789) (a) — 99.9%		36,901
Other assets in excess of liabilities — 0.1%		34

NET ASSETS — 100.0%		$36,935

(a)	Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized appreciation of securities as follows:

Unrealized appreciation	$3,393
Unrealized depreciation	(281)

Net unrealized appreciation	$3,112

(b)	Represents non-income producing security.

See notes to financial statements.

GOVERNMENT INCOME FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Principal Amount	Value

U.S. GOVERNMENT AGENCIES (84.5%)
Fannie Mae (5.9%)
5.63%, 5/14/04	$500	$506
5.75%, 6/15/05	250	264
3.30%, 7/30/07, Callable 4/30/04 @ 100	3,500	3,517
6.44%, 8/14/07, MTN	500	560
6.00%, 5/15/08	7,000	7,786
7.50%, 4/1/15 - 6/1/15	1,009	1,084
5.00%, 6/30/15, Callable 12/30/04 @ 100	1,000	998
8.00%, 7/1/15	705	757

		15,472

Federal Farm Credit Bank (9.6%)
3.88%, 12/15/04	1,000	1,023
5.75%, 9/1/05, MTN	500	531
2.48%, 2/27/06, Callable 8/27/04 @ 100	3,000	3,015
3.00%, 12/15/06, Callable 12/15/04 @ 100	8,000	8,076
5.70%, 9/3/08	7,000	7,690
5.05%, 12/27/12, Callable 12/27/05 @ 100	5,000	5,088

		25,423

Federal Home Loan Bank (9.4%)
3.38%, 5/14/04	800	805
6.34%, 6/29/04	750	766
4.13%, 11/15/04	1,000	1,023
7.25%, 5/13/05	10,000	10,733
5.50%, 8/15/08	375	409
5.80%, 9/2/08	4,000	4,403
5.82%, 3/30/09	1,000	1,109
5.89%, 3/30/09	5,000	5,559

		24,807

Freddie Mac (5.2%)
3.25%, 3/14/08	2,000	1,995
5.50%, 8/1/08	1,002	1,030
4.00%, 2/1/10	2,896	2,916
6.25%, 3/5/12, Callable 3/5/07 @ 100	2,000	2,155
6.00%, 5/1/16 - 8/1/18	3,747	3,939
6.50%, 5/1/31	447	469
7.00%, 6/1/31	1,175	1,245

		13,749

Government National Mortgage Assoc. (35.2%)
4.50%, 7/15/18 - 11/15/18	16,438	16,584
5.00%, 12/15/17 - 6/15/18	21,457	22,014
5.50%, 2/15/14 - 2/20/32	10,529	10,915
6.00%, 5/15/16 - 6/15/31	20,428	21,479
6.50%, 7/15/14 - 5/15/31	8,227	8,770
6.75%, 4/15/26	840	896
7.00%, 8/15/11 - 12/15/30	3,938	4,204
7.50%, 5/15/10 - 8/20/30	4,986	5,365

Continued

GOVERNMENT INCOME FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Shares or Principal Amount	Value

U.S. GOVERNMENT AGENCIES, continued
Government National Mortgage Assoc. , continued
8.00%, 7/15/26 - 6/20/30	$1,920	$2,080
8.50%, 11/15/20 - 2/15/23	29	32
9.00%, 6/15/18 - 9/15/22	163	182
9.50%, 5/15/18 - 8/15/21	140	154

		92,675

Private Export Funding (7.8%)
6.31%, 9/30/04, Series C	2,000	2,068
6.45%, 9/30/04, Series H	1,000	1,035
5.34%, 3/15/06, Series M	990	1,056
5.53%, 4/30/06	3,500	3,753
7.11%, 4/15/07, Series ZZ	1,200	1,356
6.49%, 7/15/07, Series B	2,000	2,238
5.75%, 1/15/08	4,300	4,718
5.87%, 7/31/08, Series D	3,000	3,319
4.97%, 8/15/13	1,000	1,033

		20,576

Sallie Mae (5.5%)
3.38%, 7/15/04	9,000	9,093
3.63%, 9/30/04, MTN	3,000	3,049
5.25%, 3/15/06	2,300	2,447

		14,589

Tennessee Valley Authority (5.9%)
5.38%, 11/13/08	3,850	4,187
5.63%, 1/18/11, Series A	5,000	5,466
6.75%, 11/1/25	5,000	5,919

		15,572

TOTAL U.S. GOVERNMENT AGENCIES		222,863

U.S. TREASURY OBLIGATIONS (12.1%)
5.88%, 11/15/04	7,000	7,257
7.50%, 2/15/05	2,000	2,129
5.63%, 2/15/06	2,000	2,152
3.50%, 11/15/06	1,000	1,034
4.38%, 5/15/07	1,500	1,590
3.25%, 8/15/07	7,500	7,666
3.88%, 4/15/29	6,900	10,207

TOTAL U.S. TREASURY OBLIGATIONS		32,035

INVESTMENT COMPANIES (2.5%)
AIM Treasury Money Market Fund	3,665,922	3,666
AmSouth U.S. Treasury Reserve Money Market Fund †	2,943,198	2,943

TOTAL INVESTMENT COMPANIES		6,609

Continued

	Shares	Value

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING (14.3%)
Pool of Various Securities for AmSouth Mutual Funds — Footnote 3 (Securities Lending)	37,674,295	37,674

TOTAL SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING		37,674

TOTAL INVESTMENTS (Cost $289,195) (a) — 113.4%		299,181
Liabilities in excess of other assets — (13.4%)		(35,239)

NET ASSETS — 100.0%		$263,942

(a)	Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$10,359
Unrealized depreciation	(373)

Net unrealized appreciation	$9,986

†	Represents investment in affiliated security.

MTN — Medium Term Note

See notes to financial statements.

LIMITED TERM BOND FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Principal Amount	Value

CORPORATE BONDS (52.9%)
Aerospace/Defense (0.8%)
United Technologies Corp., 4.88%, 11/1/06	$2,000	$2,120

Automotive — Finance (2.5%)
Ford Motor Credit Co., 6.70%, 7/16/04	3,500	3,575
Toyota Motor Credit Corp., 5.65%, 1/15/07	3,000	3,248

		6,823

Banking (6.9%)
Bank of New York, 3.90%, 9/1/07	1,000	1,032
Chase Manhattan Corp., 7.13%, 2/1/07	2,500	2,801
Fifth Third Bank, 2.70%, 1/30/07	2,000	2,003
First Union Corp., 6.88%, 9/15/05	2,000	2,163
FleetBoston Financial Corp., 4.88%, 12/1/06	2,000	2,120
National City Bank of Indiana, 2.38%, 8/15/06	2,000	2,008
Northern Trust Co., 6.70%, 9/15/05	1,725	1,854
SunTrust Banks, Inc., 6.90%, 7/1/07	510	577
SunTrust Banks, Inc., 6.25%, 6/1/08	1,000	1,114
U.S. Bancorp, 2.75%, 3/30/06	2,000	2,029
Wells Fargo & Co., 1.24%, 9/15/06*	1,000	1,001

		18,702

Beverages (2.7%)
Bottling Group LLC, 2.45%, 10/16/06	3,000	2,991
Coca-Cola Co., 5.25%, 5/15/07	1,000	1,075
Coca-Cola Enterprises, 2.50%, 9/15/06	1,000	1,001
Diageo Capital PLC, 6.63%, 6/24/04	360	368
Diageo Capital PLC, 3.50%, 11/19/07	1,000	1,015
Diageo Finance BV, 3.00%, 12/15/06	1,000	1,008

		7,458

Brokerage Services (4.8%)
Goldman Sachs Group, Inc., 1.28%, 1/9/07, MTN*	3,000	3,000
Lehman Brothers Holdings, Inc., 3.50%, 8/7/08	2,000	2,001
Merrill Lynch & Co., 6.00%, 11/15/04	4,000	4,143
Morgan Stanley Group, Inc., 6.10%, 4/15/06	3,500	3,780

		12,924

Building Products (0.7%)
Vulcan Materials Co., 5.75%, 4/1/04	2,000	2,012

Computers & Peripherals (0.8%)
IBM Corp., 5.63%, 4/12/04, MTN	1,045	1,054
IBM Corp., 4.13%, 6/30/05	1,000	1,037

		2,091

Consumer Goods (1.2%)
Unilever Capital Corp., 6.88%, 11/1/05	3,000	3,247

Cosmetics/Personal Care (1.9%)
Colgate-Palmolive Co., 5.34%, 3/27/06	2,000	2,135
Gillette Co., 2.50%, 6/1/08	2,000	1,941
Procter & Gamble Co., 3.50%, 12/15/08	1,000	1,003

		5,079

Continued

	Principal Amount	Value
CORPORATE BONDS, continued
Data Processing/Management (1.2%)
First Data Corp., 4.70%, 11/1/06	$3,000	$3,165

Electronic Components/ Instruments (0.8%)
Emerson Electric Co., 7.88%, 6/1/05	2,000	2,156

Financial Services (5.7%)
American Express Credit Corp., 4.25%, 2/7/05, MTN	2,000	2,055
Boeing Capital Corp., 5.65%, 5/15/06	2,000	2,138
Caterpillar Financial Services Corp., 2.50%, 10/3/06, MTN	2,000	2,002
General Electric Capital Corp., 5.00%, 2/15/07, MTN	3,700	3,935
Norwest Financial, Inc., 6.70%, 9/22/04	3,000	3,098
USAA Capital Corp., 4.00%, 12/10/07, MTN (b)	2,200	2,271

		15,499

Food Products & Services (1.7%)
Hershey Foods Corp., 6.70%, 10/1/05	1,710	1,845
Sysco Corp., 4.75%, 7/30/05	1,500	1,564
Sysco Corp., 7.25%, 4/15/07	1,115	1,262

		4,671

Industrial Goods & Services (0.2%)
3M Co., 4.15%, 6/30/05, MTN	500	517

Insurance (6.2%)
AIG SunAmerica Institutional Funding, Ltd., 5.20%, 5/10/04 (b)	2,000	2,023
Allstate Financial Global Fund, 7.13%, 9/26/05 (b)	2,000	2,171
Asif Global Finance, 1.25%, 12/11/06 (b)*	3,000	3,000
Berkshire Hathaway, Inc., 3.38%, 10/15/08 (b)	3,000	2,987
Marsh & McLennan Cos., Inc., 6.63%, 6/15/04	750	764
Marsh & McLennan Cos., Inc., 5.38%, 3/15/07	2,000	2,146
Pacific Life Global Funding, 3.75%, 1/15/09 (b)	1,000	1,006
St. Paul Cos., Inc., 5.75%, 3/15/07	2,500	2,710

		16,807

Newspapers (0.8%)
New York Times, 7.63%, 3/15/05	2,000	2,140

Oil & Gas Exploration, Production, & Services (3.2%)
Amoco Co., 6.25%, 10/15/04	3,200	3,304
Chevron Corp., 6.63%, 10/1/04	2,000	2,070
Conoco, Inc., 5.90%, 4/15/04	1,000	1,009
Phillips Petroleum Co., 8.50%, 5/25/05	2,000	2,169

		8,552

Pharmaceuticals (2.7%)
Abbott Laboratories, 5.63%, 7/1/06	2,000	2,154
Bristol-Myers Squibb Co., 4.75%, 10/1/06	1,650	1,740

Continued

LIMITED TERM BOND FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Principal Amount	Value
CORPORATE BONDS, continued
Pharmaceuticals, continued
Eli Lilly & Co., 5.50%, 7/15/06	$2,000	$2,148
Merck & Co., Inc., 4.13%, 1/18/05	1,150	1,179

		7,221

Printing (0.4%)
R.R. Donnelley & Sons, 5.00%, 11/15/06	1,000	1,058

Restaurants (0.8%)
McDonald’s Corp., 5.38%, 4/30/07, MTN	2,000	2,149

Retail (4.5%)
Lowe’s Cos., Inc., 6.38%, 12/15/05	1,000	1,079
May Department Stores Co., 7.15%, 8/15/04	1,750	1,803
Sears Credit Account Master Trust, 6.75%, 9/16/09	5,000	5,367
Target Corp., 7.50%, 2/15/05	1,000	1,059
Target Corp., 3.38%, 3/1/08	800	804
Wal-Mart Stores, Inc., 5.45%, 8/1/06	2,000	2,149

		12,261

Tools (0.2%)
Stanley Works, 5.75%, 3/1/04	500	502

Utilities — Electric & Gas (1.4%)
Alabama Power Co., 2.80%, 12/1/06	1,000	1,005
Alabama Power Co., 2.65%, 2/15/06	500	504
Cincinnati Gas & Electric Co., 6.45%, 2/15/04	1,300	1,302
Consolidated Edison, Inc., 3.63%, 8/1/08	500	501
Smith Enron, 5.97%, 12/15/06	601	606

		3,918

Utilities — Telecommunications (0.8%)
GTE California, Inc., 7.65%, 3/15/07	2,000	2,274

TOTAL CORPORATE BONDS		143,346

U.S. GOVERNMENT AGENCIES (14.5%)
Fannie Mae (3.8%)
7.00%, 7/15/05	5,000	5,389
3.50%, 10/15/07, Callable 10/15/04 @ 100	5,000	5,017

		10,406

Federal Farm Credit Bank (2.6%)
2.38%, 12/23/05, Callable 6/23/04 @ 100	5,000	5,007
2.70%, 11/24/06, Callable 11/24/04 @ 100	2,000	2,006

		7,013

Federal Home Loan Bank (3.7%)
4.88%, 4/16/04	10,000	10,075

Freddie Mac (3.8%)
6.88%, 1/15/05	5,000	5,264
2.50%, 12/4/06, Callable 6/4/04 @ 100	5,000	4,990

		10,254

Continued

	Shares or Principal Amount	Value
U.S. GOVERNMENT AGENCIES, continued
Government National Mortgage Assoc. (0.6%)
7.50%, 4/15/09 - 8/15/11	$490	$530
8.00%, 12/15/07 - 4/15/10	401	1,001
8.50%, 9/15/09 - 12/15/09	161	177

		1,708

TOTAL U.S. GOVERNMENT AGENCIES		39,456

U.S. TREASURY OBLIGATIONS (30.3%)
1.88%, 9/30/04	10,000	10,054
2.00%, 5/15/06	10,000	10,013
3.38%, 1/15/07	15,000	19,012
1.63%, 4/30/05	43,000	43,161

TOTAL U.S. TREASURY OBLIGATIONS		82,240

INVESTMENT COMPANIES (1.4%)
AmSouth Prime Money Market Fund †	3,849,755	3,850
AmSouth U.S. Treasury Reserve Money Market Fund †	10,871	11

TOTAL INVESTMENT COMPANIES		3,861

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING (30.1%)
Pool of Various Securities for AmSouth Mutual Funds — Footnote 3 (Securities Lending)	81,710,792	81,711

TOTAL SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING		81,711

TOTAL INVESTMENTS (Cost $344,882) (a) — 129.2%		350,614
Liabilities in excess of other assets — (29.2%)		(79,318)

NET ASSETS — 100.0%		$271,296

(a)	Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized appreciation of securities as follows:

Unrealized appreciation	$6,008
Unrealized depreciation	(276)

Net unrealized appreciation	$5,732

(b)	Represents a restricted security, purchased under Rule 144A, which is exempt from registration under the Security Act of 1933, as amended. These securities have been deemed liquid under guidelines established by the Board of Trustees.
*	Variable rate security. Rate presented represents rate in effect at January 31, 2004.
†	Represents investment in affiliated security.

LLC — Limited Liability Company

MTN — Medium Term Note

PLC — Public Limited Company

See notes to financial statements.

BOND FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Principal Amount	Value

CORPORATE BONDS (52.3%)
Aerospace/Defense (1.3%)
Boeing Corp., 6.88%, 11/1/06	$2,145	$2,368
United Technologies Corp., 7.13%, 11/15/10	5,000	5,875

		8,243

Aluminum (0.7%)
Alcoa, Inc., 7.38%, 8/1/10	4,000	4,705

Automotive — Finance (2.2%)
Ford Motor Credit Co., 6.25%, 12/8/05	3,485	3,663
General Motors Acceptance Corp., 7.50%, 7/15/05	3,000	3,218
General Motors Acceptance Corp., 6.15%, 4/5/07	2,000	2,148
Toyota Motor Credit Corp., 5.65%, 1/15/07	5,000	5,412

		14,441

Banking (8.1%)
Bank One Corp., 7.00%, 7/15/05	3,157	3,390
Bank One, Texas, 6.25%, 2/15/08	1,000	1,105
Branch Banking & Trust, 4.88%, 1/15/13	4,500	4,558
Fifth Third Bank, 6.75%, 7/15/05	4,000	4,290
Fifth Third Bank, 2.70%, 1/30/07	1,000	1,001
First Union Corp., 6.88%, 9/15/05	5,000	5,406
FleetBoston Financial Corp., 4.88%, 12/1/06	2,100	2,226
J.P. Morgan & Co., 7.63%, 9/15/04	3,856	4,004
NationsBank Corp., 7.75%, 8/15/15	1,100	1,346
Northern Trust Co., 7.10%, 8/1/09	6,000	6,971
State Street Boston, 7.65%, 6/15/10	5,000	6,016
SunTrust Bank, 6.38%, 4/1/11	5,500	6,210
SunTrust Banks, Inc., 7.38%, 7/1/06	3,159	3,522
Wachovia Corp., 6.61%, 10/1/25	1,875	2,093

		52,138

Beverages (1.5%)
Bottling Group LLC, 2.45%, 10/16/06	5,500	5,483
Coca-Cola Co., 5.75%, 3/15/11	4,000	4,400

		9,883

Brokerage Services (2.4%)
Bear Stearns & Co., Inc., 6.63%, 10/1/04	2,910	3,012
Bear Stearns & Co., Inc., 4.00%, 1/31/08	2,800	2,867
Dean Witter Discover & Co., 6.50%, 11/1/05	3,500	3,776
Lehman Brothers Holdings, Inc., 3.50%, 8/7/08	6,000	6,002

		15,657

Building Products (0.7%)
Vulcan Materials Co., 5.75%, 4/1/04	2,000	2,012
Vulcan Materials Co., 6.00%, 4/1/09	2,000	2,221

		4,233

Computers & Peripherals (0.8%)
IBM Corp., 5.38%, 2/1/09	5,000	5,425

Continued

	Principal Amount	Value

CORPORATE BONDS, continued
Consumer Goods (1.5%)
Nike, Inc., 5.50%, 8/15/06	$3,500	$3,748
Unilever Capital Corp., 7.13%, 11/1/10	5,000	5,864

		9,612

Consumer Products (0.1%)
Clorox Co., 6.13%, 2/1/11	500	561

Cosmetics/Personal Care (1.0%)
Colgate-Palmolive Co., 5.34%, 3/27/06	4,400	4,697
Kimberly-Clark Corp., 7.10%, 8/1/07	1,700	1,947

		6,644

Data Processing/Management (1.1%)
First Data Corp., 4.70%, 11/1/06	7,000	7,385

Electric — Integrated (1.1%)
Alabama Power Co., 7.13%, 8/15/04	2,000	2,063
Alabama Power Co., 7.13%, 10/1/07	1,700	1,940
Georgia Power Co., 4.00%, 1/15/11	3,000	2,953

		6,956

Electrical & Electronic (1.9%)
General Electric Co., 5.00%, 2/1/13	12,000	12,310

Electronic Components/ Instruments (0.6%)
Emerson Electric, 6.30%, 11/1/05	1,500	1,611
Honeywell, Inc., 7.00%, 3/15/07	2,000	2,249

		3,860

Financial Services (4.6%)
ASIF Global Financing, 3.85%, 11/26/07 (b)	5,000	5,114
Boeing Capital Corp., 7.38%, 9/27/10	6,251	7,272
Caterpillar Financial Services Corp., 2.50%, 10/3/06, MTN	2,100	2,102
Commercial Credit Co., 6.50%, 8/1/04	3,000	3,077
Countrywide Home Loan, 6.84%, 10/22/04	2,125	2,205
Household Finance Corp., 6.50%, 1/24/06	5,000	5,400
Mellon Funding Corp., 6.40%, 5/14/11	2,000	2,268
Norwest Financial, Inc., 6.63%, 7/15/04	2,000	2,048

		29,486

Food Products & Services (1.4%)
Sara Lee Corp., 6.15%, 6/19/08, MTN	5,625	6,192
Sysco Corp., 4.75%, 7/30/05	2,500	2,606

		8,798

Foreign Government (0.5%)
British Columbia, 4.63%, 10/3/06	3,000	3,166

Industrial Goods & Services (0.6%)
Rockwell International Corp., 6.63%, 6/1/05	3,456	3,663

Insurance (5.6%)
AIG SunAmerica Institutional Funding, Ltd., 5.20%, 5/10/04 (b)	1,875	1,896

Continued

BOND FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Principal Amount	Value

CORPORATE BONDS, continued
Insurance, continued
Allstate Financial Global Fund, 7.13%, 9/26/05 (b)	$1,000	$1,086
Berkshire Hathaway, Inc., 3.38%, 10/15/08 (b)	3,000	2,987
Chubb Corp., 6.15%, 8/15/05	1,000	1,063
Chubb Corp., 6.00%, 11/15/11	1,000	1,096
Hartford Life, Inc., 6.90%, 6/15/04	3,100	3,160
John Hancock, 5.63%, 12/1/08	5,000	5,400
Marsh & McLennan Cos., Inc., 5.38%, 3/15/07	1,500	1,610
MetLife, Inc., 6.13%, 12/1/11	1,000	1,103
Prudential Funding LLC, 6.60%, 5/15/08 (b)	6,000	6,704
St. Paul Cos., Inc., 5.75%, 3/15/07	9,125	9,891

		35,996

Machinery — Construction and Mining (0.2%)
Caterpillar, Inc., 6.55%, 5/1/11	1,000	1,146

Manufacturing (0.4%)
PPG Industries, Inc., 7.05%, 8/15/09	2,500	2,878

Meat Packing Plants (1.2%)
Hormel Foods Corp., 6.63%, 6/1/11	7,000	8,024

Newspapers (0.3%)
New York Times, 7.63%, 3/15/05	2,000	2,140

Oil & Gas Exploration, Production, & Services (1.5%)
Conoco, Inc., 5.90%, 4/15/04	1,500	1,513
Conoco, Inc., 6.35%, 4/15/09	1,000	1,126
Phillips Petroleum Co., 6.38%, 3/30/09	2,000	2,250
Texaco Capital, 7.09%, 2/1/07	4,000	4,535

		9,424

Pharmaceuticals (2.7%)
Abbott Laboratories, 5.63%, 7/1/06	4,000	4,310
Eli Lilly & Co., 5.50%, 7/15/06	6,000	6,442
Pfizer, Inc., 5.63%, 2/1/06	3,900	4,173
Pharmacia Corp., 5.75%, 12/1/05	2,600	2,779

		17,704

Restaurants (1.3%)
McDonald’s Corp., 5.38%, 4/30/07, MTN	2,000	2,149
McDonald’s Corp., 5.35%, 9/15/08	5,500	5,961

		8,110

Retail (2.7%)
May Department Stores Co., 7.15%, 8/15/04	1,000	1,030
May Department Stores Co., 7.90%, 10/15/07	1,000	1,152
Sears Credit Account Master Trust, 6.75%, 9/16/09	5,000	5,367
Target Corp., 7.50%, 2/15/05	2,000	2,118
Target Corp., 5.88%, 3/1/12	3,000	3,281
Wal-Mart Stores, Inc., 5.45%, 8/1/06	4,500	4,835

		17,783

Continued

	Principal Amount	Value

CORPORATE BONDS, continued
Tools (0.3%)
Stanley Works, 5.75%, 3/1/04	$2,000	$2,008

Utilities — Electric & Gas (2.4%)
Baltimore Gas & Electric, 7.50%, 1/15/07	3,100	3,493
Cincinnati Gas & Electric Co., 6.45%, 2/15/04	1,500	1,502
National Rural Utilities Corp., 6.38%, 10/15/04	3,100	3,209
Smith Enron, 5.97%, 12/15/06	931	939
Virginia Electric & Power Co., 8.00%, 3/1/04	2,500	2,513
Wisconsin Electric Power, 6.63%, 11/15/06	3,500	3,862

		15,518

Utilities — Telecommunications (1.6%)
BellAtlantic Corp., 6.25%, 2/15/04	2,000	2,003
BellSouth Telecommunications, 6.50%, 6/15/05	3,500	3,718
GTE California, Inc., 7.65%, 3/15/07	1,000	1,137
GTE California, Inc., 6.70%, 9/1/09	1,500	1,686
Southwestern Bell Telephone, 6.63%, 4/1/05	2,000	2,103

		10,647

TOTAL CORPORATE BONDS		338,544

MUNICIPAL BONDS (0.1%)
Georgia (0.1%)
Atlanta Downtown Development Lease Revenue Bond, 6.88%, 2/1/21	800	950

TOTAL MUNICIPAL BONDS		950

U.S. GOVERNMENT AGENCIES (23.4%)
Fannie Mae (7.2%)
5.13%, 2/13/04	10,600	10,613
7.13%, 3/15/07	5,000	5,666
5.25%, 3/22/07	14,000	14,079
5.50%, 12/1/17	15,562	16,166

		46,524

Federal Home Loan Bank (0.5%)
4.88%, 4/16/04	3,000	3,023

Freddie Mac (7.1%)
6.88%, 1/15/05	18,000	18,953
6.25%, 3/5/12, Callable 3/5/07 @ 100	10,000	10,775
5.50%, 9/1/17	15,508	16,114

		45,842

Government National Mortgage Assoc. (8.6%)
6.00%, 6/15/33	5,905	6,163
6.50%, 8/15/11 - 12/15/32	40,529	42,806
7.00%, 9/15/11 - 5/15/32	6,625	7,070
7.50%, 8/15/11	151	163
8.00%, 5/15/10	93	101

		56,303

TOTAL U.S GOVERNMENT AGENCIES		151,692

Continued

BOND FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS (21.4%)
1.63%, 4/30/05	$21,000	$21,079
7.50%, 11/15/16	19,000	24,437
6.25%, 8/15/23	52,000	60,122
3.88%, 4/15/29	22,000	32,546

TOTAL U.S. TREASURY OBLIGATIONS		138,184

INVESTMENT COMPANIES (1.5%)
AmSouth Prime Money Market Fund †	9,653,410	9,654
AmSouth U.S. Treasury Reserve Money Market Fund †	151,497	151

TOTAL INVESTMENT COMPANIES		9,805

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING (28.1%)
Pool of Various Securities for AmSouth Mutual Funds — Footnote 3 (Securities Lending)	182,406,860	182,407

TOTAL SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING		182,407

TOTAL INVESTMENTS (Cost $786,515) (a) — 126.8%		821,582
Liabilities in excess of other assets — (26.8%)		(173,592)

NET ASSETS — 100.0%		$647,990

(a)	Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized appreciation of securities as follows:

Unrealized appreciation	$35,248
Unrealized depreciation	(181)

Net unrealized appreciation	$35,067

(b)	Represents a restricted security, purchased under Rule 144A, which is exempt from registration under the Security Act of 1933, as amended. These securities have been deemed liquid under guidelines established by the Board of Trustees.
†	Represents investment in affiliated security.

LLC — Limited Liability Company

MTN — Medium Term Note

See notes to financial statements.

MUNICIPAL BOND FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Principal Amount	Value

MUNICIPAL BONDS (97.9%)
Alabama (38.8%)
Alabama 21st Century Authority Tobacco Settlement Revenue, 5.13%, 12/1/05	$1,000	$1,036
Alabama 21st Century Authority Tobacco Settlement Revenue, 5.25%, 12/1/06	1,000	1,055
Alabama State Agriculture & Mechanical University, Revenue, 4.55%, 11/1/09, Callable 5/1/08 @ 102, MBIA	2,245	2,450
Alabama State Agriculture & Mechanical University, Revenue, 4.65%, 11/1/10, Callable 5/1/08 @ 102, MBIA	2,355	2,558
Alabama State Agriculture & Mechanical University, Revenue, 6.50%, 11/1/25, Callable 11/1/05 @ 102, MBIA	2,035	2,260
Alabama State Judicial Building Authority, Judicial Facilities Project, 4.75%, 1/1/05, AMBAC	3,700	3,822
Alabama State Judicial Building Authority, Judicial Facilities Project, 4.85%, 1/1/06, AMBAC	3,880	4,122
Alabama State Public School & College Authority, 5.00%, 12/1/05, Callable 6/1/03 @ 103	3,390	3,501
Alabama State Public School & College Authority, 5.13%, 11/1/14, Callable 11/1/08 @ 101.5, FSA	8,000	8,781
Alabama State Public School & College Authority, Capital Improvement, 4.75%, 11/1/06, Callable 11/1/05 @ 101	5,000	5,316
Alabama State Water Pollution Control Authority, Revolving Fund, Series B, 5.25%, 8/15/08, Callable 8/15/06 @ 100, AMBAC	1,095	1,184
Alabama State Water Pollution Control Authority, Revolving Fund, Series B, 5.38%, 8/15/10, Callable 8/15/06 @ 100, AMBAC	860	933
Alabama State Water Pollution Control Authority, Revolving Fund, Series B, 5.40%, 8/15/11, Callable 8/15/06 @ 100, AMBAC	1,840	1,997
Alabama State Water Pollution Control Authority, Revolving Fund, Series B, 5.50%, 8/15/16, Callable 8/15/06 @ 100, AMBAC	3,890	4,212
Alabama State, Series A, GO, 4.60%, 10/1/05	3,500	3,690
Alabama State, Series E, GO, 4.00%, 9/1/08	2,855	3,060
Alabama State, Series E, GO, 4.00%, 9/1/09	4,210	4,512
Athens, Warrants, GO, 1.85%, 2/1/06, MBIA	680	683
Athens, Warrants, GO, 2.35%, 2/1/07, MBIA	690	699

Continued

MUNICIPAL BOND FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Principal Amount	Value

MUNICIPAL BONDS, continued
Alabama, continued
Auburn University, University Revenues, General Fee, 5.00%, 6/1/13, Callable 6/1/12 @ 100, AMBAC	$4,800	$5,317
Auburn University, University Revenues, General Fee, Series A, 5.50%, 6/1/12, Callable 6/1/11 @ 100, MBIA	2,125	2,426
Birmingham, GO, 4.90%, 7/1/06	1,500	1,616
Birmingham, Capital Improvements, Series A, GO, 4.75%, 10/1/10, Callable 4/1/08 @ 102	1,340	1,462
Birmingham, Capital Improvements, Series A, GO, 4.85%, 10/1/11, Callable 4/1/08 @ 102	1,430	1,552
Birmingham, Capital Improvements, Series B, GO, 4.80%, 10/1/08, Callable 4/1/07 @ 102	1,040	1,136
Birmingham, Industrial Water Board, Industrial Water Supply, 5.30%, 3/1/04, ETM	1,100	1,104
Birmingham, Industrial Water Board, Industrial Water Supply, 5.40%, 3/1/05, Callable 3/1/04 @ 100, OID, ETM	1,000	1,046
Birmingham, Industrial Water Board, Industrial Water Supply, 5.50%, 3/1/06, Prerefunded 3/1/05 @ 100, OID	1,300	1,361
Birmingham, Industrial Water Board, Industrial Water Supply, 6.20%, 7/1/08, Prerefunded 1/1/07 @ 100	2,305	2,503
Birmingham, Special Care Facilities Funding Authority, Series D, 4.95%, 11/1/14, Prerefunded 11/1/07 @ 100	2,415	2,657
Clark & Mobile County, Gas District, 5.60%, 12/1/17, Callable 12/1/06 @ 102, MBIA	1,045	1,163
Decatur, Warrants, Series A, GO, 2.25%, 12/1/04	180	182
Decatur, Warrants, Series A, GO, 2.25%, 12/1/05	435	442
Decatur, Warrants, Series A, GO, 2.40%, 12/1/06	205	209
Decatur, Warrants, Series A, GO, 2.50%, 12/1/07	210	213
Decatur, Warrants, Series B, GO, 2.25%, 12/1/05	215	218
Decatur, Warrants, Series B, GO, 2.40%, 12/1/06	100	102
Decatur, Warrants, Series B, GO, 2.50%, 12/1/07	140	142
Decatur, Warrants, Series C, GO, 2.50%, 8/1/05	245	249
Decatur, Warrants, Series C, GO, 2.88%, 8/1/06	200	206
Decatur, Warrants, Series C, GO, 2.88%, 8/1/07	220	226

Continued

	Principal Amount	Value

MUNICIPAL BONDS, continued
Alabama, continued
Decatur, Warrants, Series D, GO, 2.50%, 8/1/05	$580	$590
Decatur, Warrants, Series D, GO, 2.88%, 8/1/06	590	607
Decatur, Warrants, Series D, GO, 2.88%, 8/1/07	610	627
Dothan, GO, 5.05%, 9/1/09, FSA	905	1,017
Dothan, GO, 5.10%, 9/1/10, Callable 9/1/09 @ 101, FSA	1,515	1,702
Florence Water, Series B, 4.70%, 12/1/13, Callable 12/1/08 @ 102, FSA	1,025	1,095
Florence, Warrants, Series A, GO, 4.35%, 12/1/07	390	423
Florence, Warrants, Series A, GO, 2.40%, 9/1/08	1,370	1,369
Florence, Warrants, Series A, GO, 4.40%, 12/1/08	405	442
Florence, Warrants, Series A, GO, 4.50%, 12/1/09	425	467
Florence, Warrants, Series A, GO, 4.60%, 12/1/10, Callable 12/1/08 @ 102	445	487
Florence, Warrants, Series B, GO, 4.35%, 12/1/07, FSA	790	856
Florence, Warrants, Series B, GO, 4.40%, 12/1/08, FSA	825	901
Florence, Warrants, Series B, GO, 4.50%, 12/1/09, Callable 12/1/08 @ 102, FSA	865	951
Florence, Warrants, Series B, GO, 4.60%, 12/1/10, Callable 12/1/08 @ 102, FSA	900	986
Homewood Board of Education, Warrants, Capital Outlay, 4.00%, 2/1/10, FSA	1,085	1,157
Homewood Board of Education, Warrants, Capital Outlay, 4.00%, 2/1/11, FSA	1,000	1,060
Homewood Board of Education, Warrants, Capital Outlay, 4.00%, 2/1/12, FSA	1,010	1,061
Huntsville, Series A, GO, 4.75%, 11/1/18, Callable 11/1/08 @ 101	1,445	1,492
Huntsville Electric, 4.60%, 12/1/09, Callable 12/1/07 @ 102	550	597
Huntsville Electric, 4.70%, 12/1/10, Callable 12/1/07 @ 102	660	714
Huntsville Electric, 4.80%, 12/1/11, Callable 12/1/07 @ 102	680	741
Huntsville, Warrants, Series B, GO, 4.00%, 11/1/05	3,120	3,264
Huntsville, Warrants, Series B, GO, 4.00%, 11/1/06	3,245	3,445
Huntsville, Warrants, Series B, GO, 4.10%, 11/1/07	3,380	3,627
Huntsville, Water Treatment Systems, Series A, GO, 5.13%, 5/1/20, Callable 5/1/12 @ 102, OID	1,895	2,033

Continued

MUNICIPAL BOND FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Principal Amount	Value

MUNICIPAL BONDS, continued
Alabama, continued
Jefferson County, Warrants, GO, 5.10%, 2/15/10, FSA	$1,000	$1,127
Madison Water & Wastewater Board, Water & Sewer Revenue, 4.60%, 12/1/11, AMBAC	725	787
Mobile, Warrants, GO, 6.50%, 2/15/05, AMBAC	1,630	1,719
Mobile, Warrants, GO, 6.50%, 2/15/06, AMBAC	1,685	1,850
Mobile, Warrants, GO, 4.85%, 2/15/09	1,765	1,869
Montgomery Downtown Redevelopment Authority, Lease Revenue, 5.00%, 10/1/08	1,895	2,109
Montgomery, Warrants, GO, 5.00%, 5/1/11, AMBAC	1,530	1,721
Montgomery, Warrants, GO, 5.25%, 5/1/12, AMBAC	2,545	2,900
Montgomery, Waterworks & Sanitation Sewer Board, Water & Sewer Systems Revenue, 5.50%, 9/1/08, Callable 9/1/06 @ 101, AMBAC	3,000	3,297
Montgomery, Waterworks & Sanitation Sewer Board, Water & Sewer Systems Revenue, 5.25%, 9/1/18, Callable 9/1/11 @ 101, AMBAC	4,125	4,500
Shelby County Board of Education, Warrants, Capital Outlay, 4.80%, 2/1/10, Callable 2/1/09 @ 101, AMBAC	1,005	1,107
Talladega County, Industrial Development Board, Cyprus 1 Project, 9.75%, 12/1/13	335	337
University of Alabama General Fee, 4.75%, 6/1/11, Callable 6/1/07 @ 102, MBIA	1,500	1,625
University of Alabama General Fee, 4.60%, 6/1/09, Callable 6/1/07 @ 102, MBIA	1,200	1,298
University of Alabama General Fee, 4.70%, 6/1/10, Callable 6/1/07 @ 102, MBIA	1,300	1,400
University of South Alabama, University Revenues, Tuition, 4.70%, 11/15/08, Callable 5/15/06 @ 102, AMBAC	2,185	2,359

		143,119

Arizona (1.3%)
Arizona School Facilities, Board Revenue State School Improvement, 5.50%, 7/1/10	3,000	3,477
Pima County, School District No.16, Catalina Foothills, GO, 5.75%, 7/1/06, MBIA	1,200	1,317

		4,794

Continued

	Principal Amount	Value

MUNICIPAL BONDS, continued
California (1.8%)
Franklin-McKinley School District, GO, 6.00%, 7/1/16, FSA	$1,000	$1,211
San Mateo County Transit District, Sales Tax Revenue, Series A, 5.25%, 6/1/16, Callable 6/1/09 @ 101, FSA	4,765	5,243

		6,454

Colorado (1.9%)
Central Platte Valley Metropolitan District, 5.20%, 12/1/17, Prerefunded 12/1/09 @ 101, OID, ACA	5,940	6,829

Florida (9.0%)
Dade County, Series DD, GO, 7.70%, 10/1/08, AMBAC	1,760	2,165
Dade County, Series DD, GO, 7.70%, 10/1/12, AMBAC	1,000	1,308
Florida State Board of Education, Capital Outlay, Series A, GO, 5.00%, 6/1/08	6,500	7,219
Jacksonville, Water & Sewer District, Revenue, 5.00%, 10/1/20, MBIA	9,550	10,539
Key West Utilities Board, Electric Revenue, 6.00%, 10/1/13, AMBAC	2,450	2,959
Reedy Creek, Improvement District, Series 1, 5.50%, 10/1/08, Callable 10/1/07 @ 101, AMBAC	8,070	9,045

		33,235

Hawaii (1.1%)
Hawaii State, GO, 5.50%, 3/1/16, Prerefunded 3/1/07 @ 102, FGIC	3,625	4,092

Illinois (2.8%)
Chicago Metropolitan Water Reclamation District, Greater Chicago Capital Improvements, GO, 6.90%, 1/1/07	7,830	8,921
Will County Forest Preservation District, Series B, 0.00%, 12/1/18, FGIC	3,000	1,492

		10,413

Kentucky (0.6%)
Carrollton & Henderson Public Energy Authority, Gas Revenue, Series A, 5.00%, 1/1/09, FSA	2,000	2,227

Louisiana (0.3%)
Louisiana Local Government Environmental Facilities, Community Development Authority Revenue, Capital Projects & Equipment Acquisition, 5.25%, 12/1/18, AMBAC	1,085	1,210

Maryland (1.5%)
Maryland State Department of Transportation, Construction Revenue, 4.00%, 12/15/07	5,000	5,363

Continued

MUNICIPAL BOND FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Principal Amount	Value

MUNICIPAL BONDS, continued
Minnesota (0.7%)
Centennial Independent School District No. 12, Series A, GO, 5.60%, 2/1/07, MBIA	$2,175	$2,410

Mississippi (0.9%)
Medical Center Educational Building Corp. of Mississippi, Revenue, University of Mississippi Medical Center Project, 5.90%, 12/1/23, Prerefunded 12/1/04 @ 102, MBIA	2,075	2,200
Mississippi State, Series B, GO, 5.90%, 11/15/09	1,000	1,173

		3,373

Ohio (3.0%)
Ohio State Higher Education, Series A, GO, 5.20%, 2/1/10	9,700	11,004

Oklahoma (0.5%)
Moore, GO, 5.75%, 4/1/12, MBIA	1,530	1,767

Oregon (2.3%)
Salem, GO, 4.45%, 12/1/10, Callable 6/1/09 @ 100, FSA	2,365	2,550
Washington County Criminal Justice Facilities, GO, 5.00%, 12/1/09, Callable 12/1/07 @ 100	5,285	5,787

		8,337

Rhode Island (1.2%)
Rhode Island Port Authority & Economic Development Corp., Revenue, Shepard Building Project, Series B, 6.75%, 6/1/25, Prerefunded 6/1/04 @ 102, AMBAC	1,000	1,039
Rhode Island State, Series A, GO, 5.75%, 9/1/13, Callable 9/1/09 @ 101, FGIC	3,065	3,542

		4,581

South Carolina (2.8%)
Beaufort County School District, Series B, GO, 4.10%, 2/1/09, Callable 2/1/07 @ 101, SCSDE	5,525	5,826
Beaufort County School District, Series B, GO, 4.90%, 3/1/09, Callable 3/1/05 @ 101	4,125	4,316

		10,142

Tennessee (3.7%)
Jackson, Improvements, 5.00%, 3/1/10, Prerefunded 3/1/05 @ 102	2,000	2,115
Metropolitan Government, Nashville & Davidson County, Industrial Development Board, Revenue, Multi-Family Housing, Arbor, Series B, 7.50%, 11/15/10, Prerefunded 5/15/10 @ 100	2,050	2,608
Metropolitan Government, Nashville & Davidson County, Industrial Development Board, Revenue, Multi-Family Housing, Arbor, Series C, 7.50%, 11/15/12, Prerefunded 5/15/12 @100	1,000	1,306

Continued

	Principal Amount	Value

MUNICIPAL BONDS, continued
Tennessee, continued
Tennessee State, Series B, GO, 5.00%, 5/1/15, Callable 5/1/08 @ 100	$1,500	$1,625
Tennessee State, Series B, GO, 4.60%, 5/1/07, Callable 5/1/06 @ 100	5,495	5,820

		13,474

Texas (9.6%)
Dallas County, Series A, GO, 5.25%, 8/15/09	3,000	3,397
Harris County, Housing Financial Corp., Multi-Family Housing Revenue, Breton Mill Partners, 7.00%, 3/1/07, Prerefunded 2/15/07 @ 100	1,000	1,153
Katy Independent School District, Series A, GO, 4.50%, 2/15/20, Callable 2/15/08 @ 100, PSF-GTD	3,600	3,607
Lubbock Health Facilities Development Corp., Hospital Revenue, Methodist Hospital, Series B, 6.75%, 12/1/10, AMBAC	1,000	1,241
Mesquite Independent School District, Series A, GO, 4.70%, 8/15/08, Callable 8/15/07 @ 100	4,000	4,308
Richardson Independent School District, Series C, 4.75%, 2/15/22, Callable 2/15/08 @ 100, PSF-GTD	1,000	1,006
San Antonio, Series A, GO, 4.75%, 2/1/19, Callable 2/1/09 @ 100	1,590	1,621
Texas State, Public Finance Authority, Series A, GO, 5.25%, 10/1/08	7,965	8,964
University of Texas, 4.60%, 7/1/08, Callable 7/1/06 @ 100	3,575	3,787
University of Texas, Series B, 4.25%, 8/15/09, Callable 8/15/07 @ 100	5,455	5,749
Whitehouse Independent School District, GO, 4.80%, 2/15/12, Callable 2/15/08 @ 100	1,000	1,054

		35,887

Utah (5.6%)
Davis County, School District, GO, 4.38%, 6/1/08, School Board Guaranty	4,805	5,217
Jordan School District, GO, 4.80%, 6/15/08, Callable 6/15/07 @ 100	3,810	4,122
Utah State, Series F, GO, 5.00%, 7/1/09	5,200	5,738
Utah State, Series F, GO, 5.50%, 7/1/07, Callable 7/1/07 @ 100	5,000	5,596

		20,673

Virginia (3.2%)
Virginia College Building Authority, Series A, 5.00%, 9/1/12, Callable 9/1/07 @ 101	2,000	2,192
Virginia State, GO, 5.00%, 6/1/08, Callable 6/1/07 @ 100	5,000	5,449
Virginia State, Public School Authority, Series S, 5.25%, 8/1/09	3,500	3,975

		11,616

Continued

MUNICIPAL BOND FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Shares or Principal Amount	Value

MUNICIPAL BONDS, continued
Washington (4.2%)
King County Public Hospital District No. 002, GO, 5.25%, 12/1/13, MBIA	$1,095	$1,221
Snohomish County, GO, 3.13%, 12/1/11, OID	1,225	1,221
Washington State, GO, 5.75%, 9/1/08	6,500	7,438
Washington State, Series 2-A, GO, 5.00%, 7/1/10, FSA	5,000	5,620

		15,500

West Virginia (0.3%)
Raleigh Fayette & Nicholas Counties, 6.20%, 8/1/04	1,000	1,026

Wisconsin (0.8%)
Wisconsin State Health & Educational Facilities Authority, Revenue, Wheaton Franciscan Services, Inc., 6.10%, 8/15/09, MBIA	2,420	2,829

TOTAL MUNICIPAL BONDS		360,355

INVESTMENT COMPANIES (0.9%)
AmSouth Tax-Exempt Money Market Fund †	1,344,546	1,345
Goldman Sachs Tax-Free Money Market Fund	1,897,490	1,897

TOTAL INVESTMENT COMPANIES		3,242

TOTAL INVESTMENTS (Cost $336,535) (a) — 98.8%		363,597
Other assets in excess of liabilities — 1.2%		4,544

NET ASSETS — 100.0%		$368,141

(a)	Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$27,112
Unrealized depreciation	(50)

Net unrealized appreciation	$27,062

†	Represents investment in affiliated security.

ACA — ACA Certificate of Bond Insurance

AMBAC — Insured by AMBAC Indemnity Corp.

ETM — Escrowed to Maturity

FGIC — Insured by Financial Guaranty Insurance Corp.

FSA — Insured by Financial Security Assurance Inc.

GO — General Obligation

MBIA — Insured by Municipal Bond Insurance Assoc.

OID — Original Issue Discount

PSF-GTD — Permanent School Fund Guarantee

SCSDE — South Carolina School District Enhancement

See notes to financial statements.

FLORIDA TAX-EXEMPT FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Principal Amount	Value

MUNICIPAL BONDS (91.9%)
Florida (91.9%)
Altamonte Springs, Health Facilities Authority, Hospital Revenue, ETM, 5.60%, 10/1/10	$545	$638
Broward County Gas Tax Revenue, 5.25%, 9/1/09	500	568
Broward County, Series B, GO, 5.00%, 1/1/09	800	892
Broward County, Series B, GO, 5.00%, 1/1/10	1,000	1,124
Clearwater Utility Revenue, ETM, 6.10%, 12/1/07	700	807
Dade County Aviation Authority, Series 1994 B, 6.25%, 10/1/04, AMBAC	1,000	1,034
Dade County School Board, Certificates of Participation, Series C, 5.25%, 8/1/06, FSA	750	816
Dade County School District, GO, 6.00%, 7/15/06	1,000	1,104
Dade County School District, GO, 5.00%, 2/15/14, Callable 2/15/07 @ 101, MBIA	1,000	1,082
Escambia County Utility Authority, Utility System Revenue, 5.00%, 1/1/08, FGIC	1,000	1,104
Florida Housing Finance Agency, Homeowner Mortgages, Series 1995 A-1, 5.65%, 1/1/09, Callable 1/1/06 @ 102	450	480
Florida State Board of Education, Lottery Revenue, Series B, 5.25%, 7/1/09, Callable 7/1/08 @ 101, FGIC	1,000	1,120
Florida State Board of Education, Lottery Revenue, Series C, 5.00%, 1/1/14, Callable 1/1/13 @101, MBIA	1,000	1,107
Florida State Board of Education, Series A, GO, 5.00%, 1/1/15, Callable 1/1/08 @ 101	1,000	1,077
Florida State Board of Education, Series B, GO, 5.38%, 6/1/08, Callable 6/1/07 @ 101	2,000	2,219
Florida State Department Environmental Protection Preservation, Revenue, Florida Forever, Series B, 5.00%, 7/1/10, MBIA	2,000	2,260
Florida State Department of Transportation, Right of Way, Series B, GO, 5.50%, 7/1/08, Callable 7/1/07 @ 101	3,310	3,694
Florida State Division of Bond Finance, Department of General Services Revenues, Preservation 2000, Series A, 5.50%, 7/1/08, FSA	1,000	1,133

Continued

FLORIDA TAX-EXEMPT FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Shares or Principal Amount	Value

MUNICIPAL BONDS, continued
Florida, continued
Florida State Division of Bond Finance, Department of General Services Revenues, Preservation 2000, Series A, 5.70%, 7/1/09, Callable 7/1/05 @ 101, AMBAC	$1,000	$1,073
Florida State Division of Bond Finance, Department of General Services Revenues, Preservation 2000, Series A, 5.00%, 7/1/12, Callable 7/1/07 @ 101, AMBAC	2,000	2,189
Florida State Division of Bond Finance, Department of General Services Revenues, Series B, 5.50%, 7/1/05, AMBAC	2,000	2,120
Florida State Turnpike Authority, Turnpike Revenue, Department of Transportation, Series A, 5.50%, 7/1/11, Callable 7/1/05 @ 101, FGIC	1,000	1,071
Florida State, Senior Lien, Jacksonville Transportation, GO, 5.25%, 7/1/15, Callable 7/1/07 @ 101	1,000	1,095
Florida Water PCR, 5.50%, 1/15/14	1,000	1,127
Hillsborough County, Capital Improvement, County Center Project, Series B, 5.00%, 7/1/13, Callable 7/1/06 @ 102, MBIA	1,000	1,090
Jacksonville Water & Sewer Systems Revenue, Series B, 5.25%, 10/1/09, FSA	1,000	1,137
Jacksonville, Sales Tax Revenue, 5.00%, 10/1/09, AMBAC	1,000	1,125
Key West Utilities Board, Electric Revenue, 6.00%, 10/1/13, AMBAC	1,500	1,812
Lee County Transportation Facilities, Revenue, Series A, 5.50%, 10/1/11, AMBAC	1,500	1,743
Manatee County School Board, Certificates of Participation, 5.75%, 7/1/09, Callable 7/1/06 @ 102, MBIA	500	559
Miami Beach Water & Sewer Revenue, 5.38%, 9/1/08, Callable 9/7/01 @ 101, OID, FSA	1,000	1,079
Miami-Dade County Educational Facilities Authority Revenue, Series A, 5.75%, 4/1/13, Callable 4/1/10 @ 101, AMBAC	1,060	1,220
Okeechobee Utility Authority, Utility System Revenue, 5.25%, 10/1/14, Callable 10/1/09 @ 101, FSA	1,675	1,860
Orange County, Sales Tax Revenue, 4.80%, 1/1/17, Callable 1/1/07 @ 101, FGIC	1,000	1,027
Orange County, Tourist Development, Tax Revenue, 5.00%, 10/1/08, AMBAC	1,500	1,674
Orlando Utilities Commission, Water & Electric Revenue, Series B, 5.10%, 10/1/11, Callable 10/1/06 @ 100	1,500	1,620

Continued

	Shares or Principal Amount	Value

MUNICIPAL BONDS, continued
Florida, continued
Palm Beach County, Criminal Justice Facilities, 5.38%, 6/1/10, FGIC	$1,000	$1,151
Palm Beach County, Criminal Justice Facilities Revenue, 5.00%, 6/1/12	1,095	1,232
Palm Beach County, Public Improvement Revenue, 2.80%, 8/1/11, OID	1,225	1,196
South Florida, Water Management District, Special Obligation, Land Acquisition, 5.25%, 10/1/13	1,000	1,148
St. Johns River Management District, Land Acquisition, 5.10%, 7/1/09, Callable 7/1/05 @ 100, FSA	1,000	1,050
St. Petersburg Utility Tax Revenue, 5.00%, 6/1/08, AMBAC	1,145	1,273
Tampa Bay Water Utility System Revenue, Series A, 4.40%, 10/1/10, Callable 10/1/08 @ 101, OID	550	593
Tampa Sports Authority, Local Option Sales Tax Revenue, Stadium Project, 6.00%, 1/1/06, MBIA	1,550	1,681
Tampa-Hillsborough County, Expressway, 5.00%, 7/1/10, Callable 7/1/07 @ 101	1,000	1,097
Volusia County Sales Tax Revenue, 5.00%, 10/1/13, Callable 10/1/08 @ 101, MBIA	1,000	1,092

TOTAL MUNICIPAL BONDS		58,393

INVESTMENT COMPANIES (7.3%)
AmSouth Tax-Exempt Money Market Fund †	2,391,923	2,392
Dreyfus Florida Money Market Fund	2,221,367	2,221

TOTAL INVESTMENT COMPANIES		4,613

TOTAL INVESTMENTS
(Cost $59,221) (a) — 99.2%		63,006
Other assets in excess of liabilities — 0.8%		494

NET ASSETS — 100.0%		$63,500

(a)	Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized appreciation of securities as follows:

Unrealized appreciation	$3,812
Unrealized depreciation	(27)

Net unrealized appreciation	$3,785

†	Represents investment in affiliated security.

AMBAC — Insured by AMBAC Indemnity Corp.

ETM — Escrowed to Maturity

FGIC — Insured by Financial Guaranty Insurance Corp.

FSA — Insured by Financial Security Assurance Inc.

GO — General Obligation

MBIA — Insured by Municipal Bond Insurance Assoc.

OID — Original Issue Discount

PCR — Pollution Control Revenue

See notes to financial statements.

TENNESSEE TAX-EXEMPT FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Principal Amount	Value

MUNICIPAL BONDS (96.3%)
Tennessee (96.3%)
Anderson County, GO, 5.00%, 4/1/09, FSA	$1,055	$1,179
Chattanooga, GO, 5.00%, 9/1/13, Prerefunded 9/1/06 @ 101, OID, FGIC	100	109
Chattanooga, Series A, GO, 5.00%, 11/1/06	1,000	1,089
Clarksville, Water Sewer & Gas Revenue, 5.15%, 2/1/14, FSA	1,570	1,760
Dickson County, Public Improvements & Schools, GO, 5.25%, 4/1/16, Callable 4/1/10 @ 100, OID, FSA	1,000	1,143
Franklin Special School District, GO, 5.00%, 6/1/10	1,020	1,147
Germantown, GO, 4.50%, 8/1/05	500	524
Hamilton County, GO, 5.00%, 11/1/11, Callable 11/1/08 @ 101	1,000	1,092
Johnson City, GO, 4.70%, 6/1/12, OID, FGIC	1,000	1,100
Knox County Health Educational & Housing Facility Board, Hospital Facilities Revenue, Fort Sanders Alliance, 7.25%, 1/1/08, MBIA	750	885
Knox County, GO, 4.50%, 4/1/08	1,000	1,090
Knox County, Public Improvements, GO, 5.00%, 5/1/06	425	457
Knoxville, Water Revenue, 5.00%, 3/1/13, Callable 3/1/10 @ 100, MBIA	1,000	1,089
Marion County, GO, 5.00%, 4/1/11, AMBAC	1,000	1,124
Memphis, GO, 6.25%, 7/1/04	1,000	1,022
Memphis, GO, 6.00%, 11/1/06	1,000	1,115
Metropolitan Government, Nashville & Davidson County, Electric Revenue, Series B, 5.50%, 5/15/12	1,000	1,156
Metropolitan Government, Nashville & Davidson County, Electric Revenue, Series B, 5.50%, 5/15/14	1,000	1,161
Metropolitan Government, Nashville & Davidson County, GO, 5.00%, 12/1/06	600	655
Metropolitan Government, Nashville & Davidson County, GO, 6.00%, 12/1/09	1,500	1,771
Metropolitan Government, Nashville & Davidson County, Health & Education Facilities Board Revenue, The Vanderbilt University, Series A, 6.00%, 7/1/07	500	566
Metropolitan Nashville Airport Authority, Airport Revenue Improvement, Series A, 6.63%, 7/1/07, FGIC	500	573
Oak Ridge, GO, 5.00%, 4/1/13, Callable 4/1/11 @ 100, AMBAC	1,000	1,090
Putnam County Schools, GO, 5.50%, 4/1/19, OID, Prerefunded 4/1/10 @ 100, FGIC	1,000	1,157

Continued

	Principal Amount	Value

MUNICIPAL BONDS, continued
Tennessee, continued
Rutherford County, Capital Outlay Notes, Series A, GO, 6.25%, 5/1/04	$1,250	$1,266
Rutherford County, Capital Outlay Notes, Series A, GO, 6.50%, 5/1/06	1,050	1,163
Rutherford County, Public Improvements, GO, 5.40%, 4/1/13, Prerefunded 4/1/06 @ 100, OID	1,000	1,082
Shelby County Health Educational & Housing Facility Board, Hospital Revenue, Methodist Health Systems, Inc., 6.25%, 8/1/07, MBIA	3,500	4,010
Shelby County Health Educational & Housing Facility Board, Hospital Revenue, Methodist Healthcare, 5.50%, 4/1/05, ETM, MBIA	435	457
Shelby County Health Educational & Housing Facility Board, Hospital Revenue, Methodist Healthcare, 5.50%, 4/1/05, MBIA	165	173
Shelby County Schools, Series A, GO, 5.88%, 6/1/19, Prerefunded 6/1/06 @ 100	1,000	1,098
Shelby County, Public Improvements, Series A, GO, 5.88%, 6/1/20, Prerefunded 6/1/06 @ 100, OID	1,500	1,647
Shelby County, Series A, GO, 6.75%, 4/1/05	1,000	1,064
Shelby County, Series B, GO, 5.25%, 12/1/10, Callable 12/1/06 @ 101, OID	1,000	1,098
Tennessee State School Board Authority, Higher Educational Facilities, 5.00%, 5/1/05	500	524
Tennessee State School Board Authority, Higher Educational Facilities, Series A, 5.00%, 5/1/11, FSA	2,000	2,250
Tennessee State, GO, 5.00%, 5/1/09, Callable 5/1/07 @ 101.5, OID	500	549
Tennessee State, Series A, GO, 5.00%, 5/1/05	500	524
Williamson County, GO, 6.00%, 3/1/08, OID	500	573
Williamson County, GO, 5.00%, 3/1/11	1,000	1,127
Williamson County, Public Improvements, GO, 5.00%, 3/1/07	1,000	1,093
Wilson County, GO, 4.50%, 4/1/06	1,135	1,206

		44,958

TOTAL MUNICIPAL BONDS		44,958

Continued

TENNESSEE TAX-EXEMPT FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Shares	Value

INVESTMENT COMPANIES (2.4%)
AIM Tax-Free Money Market Fund	900,820	$901
AmSouth Tax-Exempt Money Market Fund †	197,033	197

TOTAL INVESTMENT COMPANIES		1,098

TOTAL INVESTMENTS (Cost $43,633) (a) — 98.7%		46,056
Other assets in excess of liabilities — 1.3%		619

NET ASSETS — 100.0%		$46,675

(a)	Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized appreciation of securities as follows:

Unrealized appreciation	$2,427
Unrealized depreciation	(4)

Net unrealized appreciation	$2,423

†	Represents investment in affiliated security.

AMBAC — Insured by AMBAC Indemnity Corp.

ETM — Escrowed to Maturity

FGIC — Insured by Financial Guaranty Insurance Corp.

FSA — Insured by Financial Security Assurance Inc.

GO — General Obligation

MBIA — Insured by Municipal Bond Insurance Assoc.

OID — Original Issue Discount

See notes to financial statements.

PRIME MONEY MARKET FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Principal Amount	Value

COMMERCIAL PAPER — DOMESTIC* (43.0%)
Banking (9.1%)
Bank of America Corp., 1.10%, 6/7/04	$19,500	$19,425
Citicorp, 1.08%, 2/11/04	19,500	19,494
Wells Fargo & Co., 1.02%, 3/30/04	21,000	20,966

		59,885

Financial Services (18.6%)
AIG Funding, 1.01%, 4/5/04	20,500	20,463
American Express Credit Corp., 1.01%, 3/15/04	20,000	19,976
General Electric Capital Corp., 1.13%, 6/3/04	20,000	19,923
Goldman Sachs, 1.12%, 4/7/04	20,000	19,959
Merrill Lynch & Co., Inc., 1.00%, 3/1/04	20,500	20,483
Morgan Stanley Group, Inc., 1.08%, 2/9/04	21,000	20,996

		121,800

Materials (3.0%)
Dupont, 1.00%, 2/20/04	20,000	19,989

Oil & Gas Exploration, Production, & Services (3.0%)
Chevron Texaco Corp., 1.05%, 2/18/04	20,000	19,990

Pharmaceuticals (3.2%)
Pfizer, Inc., 0.99%, 3/3/04	21,000	20,982

Retail (3.0%)
Wal-Mart Stores, Inc., 1.02%, 2/24/04	20,000	19,987

Utilities — Telecommunications (3.1%)
BellSouth Corp., 1.00%, 2/5/04	20,500	20,498

TOTAL COMMERCIAL PAPER — DOMESTIC		283,131

U.S. GOVERNMENT AGENCIES* (18.7%)
Fannie Mae (4.4%)
1.15%, 9/1/04	29,000	28,804

Federal Farm Credit Bank (4.4%)
1.05%, 6/1/04	29,200	29,091

Federal Home Loan Bank (5.0%)
5.25%, 2/13/04	17,000	17,023
1.12%, 6/9/04	16,000	15,936

		32,959

Freddie Mac (4.9%)
1.10%, 2/2/04	20,000	19,999
1.22%, 10/7/04	12,000	11,900

		31,899

TOTAL U.S. GOVERNMENT AGENCIES		122,753

Continued

PRIME MONEY MARKET FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Shares or Principal Amount	Value

U.S. TREASURY NOTES (10.2%)
3.38%, 4/30/04	$21,000	$21,114
2.88%, 6/30/04	25,000	25,191
1.88%, 9/30/04	20,500	20,592

TOTAL U.S. TREASURY NOTES		66,897

REPURCHASE AGREEMENTS (28.1%)
Goldman Sachs, 1.03%, 2/2/04, dated 1/30/04, with a maturity value of $92,356	92,348	92,348
Prudential, 1.03%, 2/2/04, dated 1/30/04, with a maturity value of $92,356	92,349	92,349

TOTAL REPURCHASE AGREEMENTS		184,697

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING (24.7%)
Pool of Various Securities for AmSouth Mutual Funds — Footnote 3 (Securities Lending)	162,633,871	162,634

TOTAL SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING		162,634

TOTAL INVESTMENTS (Cost $820,112) (a) — 124.7%		820,112
Liabilities in excess of other assets — (24.7%)		(162,427)

NET ASSETS — 100.0%		$657,685

(a)	Cost and value for federal income tax and financial reporting purposes are the same.
*	Rates disclosed represent yield effective at purchase.

See notes to financial statements.

TREASURY RESERVE MONEY MARKET FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Shares or Principal Amount	Value
U.S. TREASURY BILLS* (33.9%)
1.00%, 2/5/04	$6,000	$5,999
0.96%, 2/12/04	5,500	5,498
0.97%, 2/19/04 - 5/13/04	18,000	17,979
0.95%, 3/4/04	4,000	3,997
0.99%, 3/11/04	6,500	6,494
1.01%, 3/18/04 - 4/22/04	16,000	15,971
0.98%, 3/25/04	2,500	2,496
1.02%, 5/6/04	5,500	5,485
0.86%, 5/20/04	3,000	2,992
0.94%, 6/3/04	2,000	1,994
0.93%, 7/15/04	3,000	2,987

TOTAL U.S. TREASURY BILLS		71,892

U.S. TREASURY NOTES (13.6%)
3.63%, 3/31/04	3,000	3,012
3.38%, 4/30/04	4,000	4,024
2.88%, 6/30/04	6,000	6,045
2.13%, 8/31/04	6,000	6,038
1.88%, 9/30/04	4,500	4,522
5.88%, 11/15/04	5,000	5,181

TOTAL U.S. TREASURY NOTES		28,822

REPURCHASE AGREEMENTS (52.5%)
Goldman Sachs, 0.97%, 2/2/04, dated 1/30/04, with a maturity value of $51,766	51,762	51,762
Morgan Stanley, 0.97%, 2/2/04, dated 1/30/04, with a maturity value of $8,001	8,000	8,000
Prudential, 0.98%, 2/2/04, dated 1/30/04, with a maturity value of $51,766	51,762	51,762

TOTAL REPURCHASE AGREEMENTS		111,524

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING (27.8%)
Pool of Various Securities for AmSouth Mutual Funds — Footnote 3 (Securities Lending)	58,938,431	58,938

TOTAL SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING		58,938

TOTAL INVESTMENTS (Cost $271,176) (a) — 127.8%		271,176
Liabilities in excess of other assets — (27.8%)		(58,955)

NET ASSETS — 100.0%		$212,221

(a)	Cost and value for federal income tax and financial reporting purposes are the same.
*	Rates disclosed represent yield effective at purchase.

See notes to financial statements.

TAX-EXEMPT MONEY MARKET FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Principal Amount	Value

DEMAND NOTES* (74.5%)
Alabama (8.2%)
Alabama Housing Finance Authority, Multi-Family Housing Revenue, Rime Village Huntsville Project, Series B, 1.00%, 6/15/26, FNMA	$1,500	$1,500
Eutaw Industrial Development Board, PCR, Alabama Power Co. Project, 1.00%, 6/1/28	1,800	1,800
Homewood Educational Building Authority, Revenue, Educational Facilities, Samford University, 1.00%, 12/1/21, AMBAC, SPA: Bank of Nova Scotia	1,100	1,100
Homewood Educational Building Authority, Revenue, Educational Facilities, Samford University, 1.00%, 12/1/25, SPA: South Trust Bank N.A.	4,000	4,000
Mobile Industrial Development Board, PCR, Alabama Power Co. Project, Series B, 0.99%, 8/1/17	2,000	2,000
Port City Medical Clinic Board Mobile, Revenue, Infirmary Health, 0.97%, 2/1/25, SPA: The Bank of Nova Scotia and KBC Bank N.V.	2,000	2,000

		12,400

Arizona (2.3%)
Phoenix Industrial Development Authority, Multi-Family Housing Revenue, Del Mar Terrace, Series A, 0.95%, 10/1/29	3,450	3,450

Colorado (1.8%)
Colorado Health Facilities Authority, Revenue, North Colorado Medical Center, 0.92%, 5/15/20, MBIA	2,800	2,800

Connecticut (3.9%)
Connecticut State Health & Educational Facilities Authority, Revenue, Yale University Series V-1, 0.93%, 7/1/36	1,000	1,000
Connecticut State Health & Educational Facilities Authority, Revenue, Yale University, Series T-1, 0.90%, 7/1/29	5,000	5,000

		6,000

District of Columbia (1.8%)
District of Columbia Institute for International Economics, Revenue, 0.95%, 6/1/25, LOC: SunTrust Bank	2,800	2,800

Florida (5.3%)
Aluchua County Health Facilities Authority, Shands Teaching Hospital, Series A, 0.99%, 12/1/12, LOC: SunTrust Bank	3,000	3,000
Hillsborough County Industrial Development Authority, Goodwill Industries, Suncoast Project, 0.95%, 11/1/21, LOC: SunTrust Bank	3,100	3,100

Continued

	Principal Amount	Value

DEMAND NOTES*, continued
Florida, continued
Jacksonville Health Facilities Authority, Hospital Revenue, Series A, 0.99%, 8/15/33, LOC: Bank of America N.A.	$1,900	$1,900

		8,000

Georgia (11.8%)
Burke County Development Authority, PCR, Oglethorpe Power Corporation Project, Series C, 0.99%, 1/1/18, MBIA, SPA: JP Morgan Chase Bank	4,500	4,500
Cobb County Housing Authority, Multi-Family Housing Revenue, Post Mill Project, 0.95%, 6/1/25, FNMA	1,000	1,000
Fulton County Development Authority, Revenue, Lovett School Project, 0.95%, 7/1/26, LOC: SunTrust Bank	3,000	3,000
Macon-Bibb County Georgia Hospital Authority, Revenue Anticipation Certificates, 0.99%, 5/1/30, LOC: SunTrust Bank	2,900	2,900
Monroe County Development Authority, PCR, Oglethorpe Power Corporation Project, 0.99%, 1/1/22, AMBAC, SPA: JP Morgan Chase & Co.	1,640	1,640
Municipal Electric Authority, Revenue, Project One, Sub Series D, 0.90%, 1/1/20, MBIA	5,000	5,000

		18,040

Illinois (4.9%)
Elmhurst, Revenue, Joint Common Accredation, 0.94%, 7/1/18, LOC: Dexia Credit Local de France	4,385	4,385
Illinois Developmental Finance Authority, Revenue, Provena Health Series C, 0.91%, 5/1/28, MBIA, SPA: Bank One N.A.	3,100	3,100

		7,485

Maryland (0.7%)
Maryland State Economic Development Corp., Revenue, Federation of American Societies, Series A, 0.99%, 7/1/30, LOC: SunTrust Bank	1,000	1,000

Michigan (1.4%)
Huron County Economic Development, Huron Memorial Hospital Project, 0.98%, 10/1/28, LOC: Fifth Third Bank	2,185	2,185

Montana (1.6%)
Forsyth PCR, Pacificorp Project, 1.03%, 1/1/18	2,500	2,500

Nevada (2.0%)
Clark County Airport, Revenue, Series B-2, 0.88%, 7/1/29, LOC: Bayerische Hypo-Und Vereinsbank	3,000	3,000

Continued

TAX-EXEMPT MONEY MARKET FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Principal Amount	Value

DEMAND NOTES*, continued
New Jersey (2.7%)
New Jersey Economic Authority Dock Facilities, Revenue, Bayonne/IMTT Project, Series A, 0.97%, 12/1/27, LOC: SunTrust Bank	$1,100	$1,100
New Jersey State Educational Facilities Authority, Revenue, Princeton University, Series B, 0.93%, 7/1/21	3,000	3,000

		4,100

New York (5.5%)
New York, Series F-3, GO, 0.94%, 2/15/13, LOC: Morgan Guaranty Trust	5,000	5,000
New York, Sub Series A-7, GO, 0.90%, 11/1/24, AMBAC, SPA: Bank of Nova Scotia	1,400	1,400
New York, Sub Series E2, GO, 0.95%, 8/1/20	2,000	2,000

		8,400

Tennessee (9.7%)
Blount County Health Educational & Housing Facilities Board, Revenue, Presbyterian Homes Tennessee Project, 0.95%, 1/1/19, LOC: SunTrust Bank	1,200	1,200
Clarksville Public Building Authority, Revenue, 0.95%, 7/1/16, LOC: SunTrust Bank	2,900	2,900
Dickson County Tennessee Industrial Development Board, Revenue, Renaissance Learning Center, 0.95%, 11/1/12, LOC: SunTrust Bank	1,600	1,600
Metropolitan Government, Nashville & Davidson County, Industrial Development Board, Revenue, Country Music Hall of Fame, 0.97%, 6/1/22, LOC: Bank of America	2,835	2,835
Sevier County Tennessee Public Building Authority, Local Government Series III-A-1, Revenue, 0.97%, 6/1/07, AMBAC, SPA: Landesbank Hessen-Thueringen	2,150	2,150
Sumner County, School Capital Outlay Notes, 0.95%, 6/1/05, LOC: SunTrust Bank	4,000	4,000

		14,685

Virginia (4.5%)
Loudoun County Industrial Development Authority, Revenue, Howard Hughes Medical, Series C, 0.98%, 2/15/38	2,000	2,000
Roanoke Industrial Development Authority, Revenue, Carilion Health System, Series E, 0.99%, 7/1/27, LOC: SunTrust Bank	4,800	4,800

		6,800

Continued

	Principal Amount	Value

DEMAND NOTES*, continued
Washington (3.1%)
Washington State, Series VR 96B, GO, 0.86%, 6/1/20, SPA: Landesbank Hessen-Thueringen	$4,700	$4,700

Wisconsin (3.3%)
Green Bay Redevelopment Authority, Revenue, Berlin Memorial Hospital, Series B, 0.98%, 2/15/31, LOC: Associated Bank N.A.	5,000	5,000

TOTAL DEMAND NOTES		113,345

MUNICIPAL BONDS (21.3%)
Colorado (1.8%)
Arapahoe County School District Number 005, Cherry Creek, 1.50%, 12/15/04	2,705	2,713

Georgia (0.8%)
Ware County, Sales Tax Revenue, 1.50%, 10/1/04, XLCA	1,235	1,238

Maryland (3.6%)
Anne Arundel County, GO, 1.00%, 3/1/04	5,500	5,500

Massachusetts (3.0%)
Ashburnham & Westminister Regional School District, Bond Anticipation Notes, GO, 1.75%, 1/28/05	1,500	1,508
Concord, Bond Anticipation Notes, GO, 1.75%, 2/26/04	1,100	1,101
Salem, Bond Anticipation Notes, GO, 1.50%, 1/13/05	2,000	2,008

		4,617

North Carolina (1.4%)
Guilford County, Series D, GO, 2.50%, 4/1/04	2,070	2,075

North Dakota (3.3%)
Minot, Certificates of Indebtedness, GO, 1.25%, 6/15/04, Callable 12/15/03 @ 100	5,000	5,004

Ohio (2.4%)
Jefferson Local School District, Madison County, Bond Anticipation Notes, GO, 1.80%, 5/6/04	1,000	1,002
Kent City School District, Bond Anticipation Notes, Library Improvements, GO, 1.72%, 5/27/04	1,000	1,002
Niles, Bond Anticipation Notes, GO, 1.25%, 7/15/04	1,565	1,568

		3,572

Oregon (1.3%)
Oregon State Department Transportation Revenue, Regional Light Rail Extension — Westside, 1.65%, 6/1/04, AMBAC	2,000	2,005

Continued

TAX-EXEMPT MONEY MARKET FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Shares or Principal Amount	Value

MUNICIPAL BONDS, continued
South Carolina (2.8%)
Charleston County School District,Tax Anticipation Notes, GO, 1.25%, 4/14/04	$3,000	$3,002
Pickens County School District, Series D, 1.25%, 6/1/04, SCSDE	1,240	1,242

		4,244

Wisconsin (0.9%)
Waukesha, Bond Anticipation Notes, 1.38%, 7/15/04	1,325	1,325

TOTAL MUNICIPAL BONDS		32,293

INVESTMENT COMPANIES (5.1%)
AIM Tax-Free Money Market Fund	2,961,495	2,961
Goldman Sachs Tax-Free Money Market Fund	4,713,669	4,714

TOTAL INVESTMENT COMPANIES		7,675

TOTAL INVESTMENTS (Cost $153,313) (a) — 100.9%		153,313
Liabilities in excess of other assets — (0.9%)		(1,363)

NET ASSETS — 100.0%		$151,950

(a)	Cost and value for federal income tax and financial reporting purposes are the same.
*	Variable rate security. Rate presented represents rate in effect at January 31, 2004. Put and demand features exist allowing the fund to require the repurchase of the instrument within variable time periods including daily, weekly, monthly, and semiannually.

AMBAC — Insured by AMBAC Indemnity Corp.

FNMA — Insured by Federal National Mortgage Assoc.

GO — General Obligation

LOC — Line of Credit

MBIA — Insured by Municipal Bond Insurance Assoc.

PCR — Pollution Control Revenue

SCSDE — South Carolina School District Enhancement

SPA — Standby Purchase Agreement

XLCA — Insured by XL Capital Assurance, Inc.

See notes to financial statements.

INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Principal Amount	Value

COMMERCIAL PAPER — DOMESTIC* (45.6%)
Banking (9.9%)
Bank of America Corp., 1.10%, 6/7/04	$14,500	$14,444
Citicorp, 1.08%, 2/11/04	12,500	12,496
Wells Fargo & Co., 1.02%, 3/30/04	14,000	13,977

		40,917

Financial Services (19.5%)
AIG Funding, Inc. 1.01%, 4/5/04	13,500	13,476
American Express Credit Corp., 1.01%, 3/15/04	14,000	13,983
General Electric Capital Corp., 1.13%, 6/3/04	14,000	13,946
Goldman Sachs, 1.12%, 4/7/04	12,000	11,976
Merrill Lynch & Co., Inc., 1.00%, 3/1/04	13,500	13,489
Morgan Stanley Group, Inc., 1.08%, 2/9/04	14,000	13,996

		80,866

Materials (3.4%)
E.I. Du Pont De Nemours & Co., 1.00%, 2/20/04	14,000	13,992

Oil & Gas Exploration, Production, & Services (3.1%)
ChevronTexaco Corp., 1.05%, 2/18/04	13,000	12,994

Pharmaceuticals (3.4%)
Pfizer, Inc., 0.99%, 3/3/04	14,000	13,988

Retail (3.1%)
Wal-Mart Stores, Inc., 1.02%, 2/24/04	13,000	12,992

Utilities — Telecommunications (3.3%)
BellSouth Corp., 1.00%, 2/5/04	13,500	13,499

TOTAL COMMERCIAL PAPER — DOMESTIC		189,248

U.S. GOVERNMENT AGENCIES* (18.2%)
Fannie Mae (5.0%)
1.15%, 9/1/04	21,000	20,858

Federal Farm Credit Bank (3.8%)
1.12%, 6/1/04	15,800	15,741

Federal Home Loan Bank (4.3%)
1.12%, 4/28/04	18,000	17,952

Freddie Mac (5.0%)
1.10%, 2/2/04	10,000	10,000
1.22%, 10/7/04	11,000	10,908

		20,908

TOTAL U.S. GOVERNMENT AGENCIES		75,459

Continued

INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET FUND

Schedule of Portfolio Investments

January 31, 2004

(unaudited)

(amounts in thousands, except shares)

	Shares or Principal Amount	Value

U.S. TREASURY NOTES (10.5%)
3.38%, 4/30/04	$14,000	$14,076
2.88%, 6/30/04	15,000	15,115
1.88%, 9/30/04	14,500	14,565

TOTAL U.S. TREASURY NOTES		43,756

REPURCHASE AGREEMENTS (25.7%)
Goldman Sachs, 1.03%, 2/2/04, dated 1/30/04, with a maturity value of $53,377	53,372	53,372
Prudential, 1.03%, 2/2/04, dated 1/30/04, with a maturity value of $53,377	53,371	53,371

TOTAL REPURCHASE AGREEMENTS		106,743

INVESTMENT COMPANIES (0.0%)
AmSouth Prime Money Market Fund †	21,034	21
AmSouth U.S. Treasury Reserve Money Market Fund †	17,250	17

TOTAL INVESTMENT COMPANIES		38

	Shares or Principal Amount	Value

SHORT-TERM SECURITES HELD AS COLLATERAL FOR SECURITIES LENDING (24.0%)
Pool of Various Securities for AmSouth Mutual Funds — Footnote 3 (Securities Lending)	99,561,364	99,561

TOTAL SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING		99,561

TOTAL INVESTMENTS (Cost $514,805) (a) — 124.0%		514,805
Liabilities in excess of other assets — (24.0%)		(99,665)

NET ASSETS — 100.0%		$415,140

(a)	Cost and value for federal income tax and financial reporting purposes are the same.
*	Rates disclosed represent yield effective at purchase.
†	Represents investment in affiliated security.

See notes to financial statements.

AMSOUTH FUNDS

Statements of Assets and Liabilities

(amounts in thousands, except per share amounts)

January 31, 2004

(Unaudited)

	Value Fund	Select Equity Fund	Enhanced Market Fund	Large Cap Fund
Assets:
Investments:
Investments, at cost	$489,900	$77,753	$148,892	$343,404
Net unrealized appreciation/(depreciation)	153,732	11,644	23,740	124,771

Investments, at value	643,632	89,397	172,632	468,175
Foreign currency, at value*	—	—	—	—
Cash	—	—	304 ***	—
Interest and dividends receivable	927	42	189	240
Receivable from capital shares issued	8	83	4	63
Receivable from investments sold	—	—	—	—
Receivable from margin variations on futures	—	—	—	—
Receivable from foreign tax withholding reclaims	—	—	—	—
Prepaid expenses and other assets	30	8	11	38

Total Assets	644,597	89,530	173,140	468,516
Liabilities:
Payable for investments purchased	—	579	—	—
Payable for securities loaned	73,349	—	162	55,131
Payable for capital shares redeemed	64	9	13	189
Payable for margin variations on futures	—	—	1	—
Accrued expenses and other payables:
Investment advisory fees	126	19	21	85
Administration fees	16	2	4	9
Shareholder servicing and distribution fees	89	17	27	68
Custodian fees	5	1	1	3
Other	115	8	6	69

Total Liabilities	73,764	635	235	55,554

Net Assets	$570,833	$88,895	$172,905	$412,962

Composition of Net Assets:
Capital	$560,000	$75,500	$156,509	$224,216
Accumulated net investment income/(loss)	114	(50)	43	(186)
Accumulated net realized gains/(losses) from investments, foreign currency, futures, and option transactions	(143,013)	1,801	(7,520)	64,161
Unrealized appreciation/(depreciation) from investments, futures, and translation of assets and liabilities denominated in foreign currencies	153,732	11,644	23,873	124,771

Net Assets	$570,833	$88,895	$172,905	$412,962

Class A Shares:
Net Assets	$127,802	$11,304	$26,092	$105,471
Shares Outstanding	8,505	834	2,301	5,710
Net Asset Value and Redemption Price per share	$15.03	$13.56	$11.34	$18.47

Maximum Sales Load	5.50%	5.50%	5.50%	5.50%

Maximum Offering Price per share (Net Assets Value/(100% — maximum sales charge))	$15.90	$14.35	$12.00	$19.54
Class B Shares:
Net Assets	$31,385	$10,835	$11,453	$26,724
Shares Outstanding	2,128	820	1,030	1,513
Net Asset Value and Offering Price per share**	$14.75	$13.22	$11.12	$17.66

Class I Shares:
Net Assets	$411,646	$66,756	$135,360	$280,767
Shares Outstanding	27,445	4,904	11,920	15,135
Net Asset Value, Offering Price, and Redemption Price per share	$15.00	$13.61	$11.36	$18.55

*	Cost of foreign currency for the International Equity Fund is $3,708.
**	Redemption price per share varies by length of time shares are held.
***	Deposits for financial futures.

See notes to financial statements.

January 31, 2004

(Unaudited)

AMSOUTH FUNDS

Statements of Assets and Liabilities

(amounts in thousands, except per share amounts)

Capital Growth Fund	Mid Cap Fund	Small Cap Fund	International Equity Fund	Balanced Fund	Strategic Portfolios: Aggressive Growth Portfolio	Strategic Portfolios: Growth Portfolio	Strategic Portfolios: Growth & Income Portfolio	Strategic Portfolios: Moderate Growth & Income Portfolio

$296,239	$116,163	$183,434	$276,279	$174,806	$33,671	$35,386	$89,605	$33,789
42,390	22,516	29,610	89,726	35,894	7,352	4,556	10,467	3,112

338,629	138,679	213,044	366,005	210,700	41,023	39,942	100,072	36,901
—	—	—	3,708	—	—	—	—	—
—	574 ***	—	6,673	—	—	—	—	—
164	72	5	220	1,051	—	—	—	—
2	33	30	124	53	236	152	111	65
5,240	—	—	—	—	—	—	—	—
—	40	—	—	—	—	—	—	—
—	—	—	98	—	—	—	—	—
25	25	10	22	17	11	10	3	4

344,060	139,423	213,089	376,850	211,821	41,270	40,104	100,186	36,970

2,592	—	519	—	—	—	—	—	—
52,535	2,432	3,339	12,330	36,313	—	—	—	—
6	8	3	—	47	—	5	19	22
—	—	—	—	—	—	—	—	—

64	23	64	82	38	1	1	3	1
6	3	4	8	4	1	1	3	1
36	19	21	33	44	8	11	15	7
2	1	2	8	1	—	—	1	—
31	28	25	26	32	7	12	19	4

55,272	2,514	3,977	12,487	36,479	17	30	60	35

$288,788	$136,909	$209,112	$364,363	$175,342	$41,253	$40,074	$100,126	$36,935

$366,339	$126,954	$239,248	$309,780	$143,777	$43,959	$40,380	$101,436	$36,045
(422)	17	(1,143)	(220)	(278)	(4)	1	47	27
(119,519)	(12,675)	(58,603)	(34,934)	(4,051)	(10,054)	(4,863)	(11,824)	(2,249)
42,390	22,613	29,610	89,737	35,894	7,352	4,556	10,467	3,112

$288,788	$136,909	$209,112	$364,363	$175,342	$41,253	$40,074	$100,126	$36,935

$28,993	$13,355	$8,114	$10,278	$88,859	$18,342	$18,677	$37,308	$11,940
2,949	1,073	975	906	7,166	2,065	2,037	3,849	1,231
$9.83	$12.45	$8.32	$11.34	$12.40	$8.88	$9.17	$9.69	$9.70

5.50%	5.50%	5.50%	5.50%	5.50%	5.50%	5.50%	5.50%	5.50%

$10.40	$13.17	$8.80	$12.00	$13.12	$9.40	$9.70	$10.25	$10.26

$9,217	$7,627	$2,695	$1,611	$24,432	$6,221	$10,617	$7,726	$5,988
998	635	339	145	1,977	725	1,167	799	620
$9.24	$12.00	$7.95	$11.12	$12.36	$8.58	$9.10	$9.67	$9.66

$250,578	$115,927	$198,303	$352,474	$62,051	$16,690	$10,780	$55,092	$19,007
25,479	9,282	23,512	30,961	5,004	1,880	1,171	5,664	1,954
$9.84	$12.49	$8.43	$11.38	$12.40	$8.88	$9.21	$9.73	$9.73

See notes to financial statements.

AMSOUTH FUNDS

Statements of Assets and Liabilities

(amounts in thousands, except per share amounts)

January 31, 2004

(Unaudited)

	Government Income Fund	Limited Term Bond Fund	Bond Fund	Municipal Bond Fund
Assets:
Investments:
Investments, at cost	$289,195	$344,882	$786,515	$336,535
Net unrealized appreciation	9,986	5,732	35,067	27,062
Repurchase agreements, at cost	—	—	—	—

Investments, at value	299,181	350,614	821,582	363,597
Cash	—	—	—	—
Interest and dividends receivable	2,289	2,492	9,052	4,669
Receivable from capital shares issued	245	37	—	—
Receivable from investments sold	—	—	—	—
Prepaid expenses and other assets	37	13	33	14

Total Assets	301,752	353,156	830,667	368,280
Liabilities:
Dividends payable	—	—	—	—
Payable for investments purchased	—	—	—	—
Payable for securities loaned	37,674	81,711	182,407	—
Payable for capital shares redeemed	19	25	9	—
Accrued expenses and other payables:
Investment advisory fees	36	37	89	40
Administration fees	5	6	13	8
Shareholder servicing and distribution fees	31	44	68	37
Custodian fees	2	2	6	3
Other	43	35	85	51

Total Liabilities	37,810	81,860	182,677	139

Net Assets	$263,942	$271,296	$647,990	$368,141

Composition of Net Assets:
Capital	$253,649	$268,265	$611,563	$340,633
Accumulated net investment income (loss)	(880)	(1,347)	(2,514)	437
Accumulated net realized gains/(losses) from investment transactions	1,187	(1,354)	3,874	9
Unrealized appreciation from investments	9,986	5,732	35,067	27,062

Net Assets	$263,942	$271,296	$647,990	$368,141

Class A Shares (a):
Net Assets	$19,167	$32,803	$45,674	$15,458
Shares Outstanding	1,907	3,085	4,026	1,477
Net Asset Value and Redemption Price per share	$10.05	$10.63	$11.34	$10.47

Maximum Sales Load	4.00%	4.00%	4.00%	4.00%

Maximum Offering Price per share (Net Assets Value/(100% — maximum sales charge))	$10.47	$11.07	$11.81	$10.91
Class B Shares (b):
Net Assets	$8,572	$21,882	$8,530	$4,258
Shares Outstanding	853	2,060	754	407
Net Asset Value and Offering Price per share**	$10.05	$10.62	$11.31	$10.45

Class I Shares (c):
Net Assets	$236,203	$216,611	$593,786	$348,425
Shares Outstanding	23,503	20,361	52,336	33,256
Net Asset Value, Offering Price, and Redemption Price per share	$10.05	$10.64	$11.35	$10.48

*	Redemption price per share varies by length of time shares are held.
(a)	Represents Class 2 Shares for the Institutional Prime Obligations Money Market Fund.
(b)	Represents Class 3 Shares for the Institutional Prime Obligations Money Market Fund.
(c)	Represents Class 1 Shares for the Institutional Prime Obligations Money Market Fund.

See notes to financial statements.

January 31, 2004

(Unaudited)

AMSOUTH FUNDS

Statement of Assets and Liabilities

(amounts in thousands, except per share amounts)

Florida Tax-Exempt Fund	Tennessee Tax-Exempt Fund	Prime Money Market Fund	Treasury Reserve Money Market Fund	Tax-Exempt Money Market Fund	Institutional Prime Obligations Money Market Fund

$59,221	$43,633	$635,415	$159,652	$153,313	$408,062
3,785	2,423	—	—	—	—
—	—	184,697	111,524	—	106,743

63,006	46,056	820,112	271,176	153,313	514,805
—	—	—	—	—	—
516	642	809	241	248	264
—	—	—	—	—	—
—	—	—	—	—	—
4	9	45	17	8	16

63,526	46,707	820,966	271,434	153,569	515,085

—	—	205	47	41	258
—	—	—	—	1,508	—
—	—	162,634	58,938	—	99,561
—	—	—	—	—	—

7	6	200	62	33	27
1	1	9	3	4	6
9	7	114	22	13	64
1	—	6	2	1	4
8	18	113	139	19	25

26	32	163,281	59,213	1,619	99,945

$63,500	$46,675	$657,685	$212,221	$151,950	$415,140

$59,619	$44,117	$657,688	$212,215	$152,249	$415,109
96	32	—	4	—	31
—	103	(3)	2	(299)	—
3,785	2,423	—	—	—	—

$63,500	$46,675	$657,685	$212,221	$151,950	$415,140

$4,184	$6,634	$436,266	$94,668	$30,563	$140,059
384	635	436,304	94,676	30,622	140,051
$10.89	$10.47	$1.00	$1.00	$1.00	$1.00

4.00%	4.00%	—	—	—	—

$11.34	$10.91

$3,769	$2,989	$2,928	N/A	N/A	$83,233
347	285	2,928	N/A	N/A	83,224
$10.87	$10.47	$1.00	N/A	N/A	$1.00

$55,547	$37,052	$218,491	$117,553	$121,387	$191,848
5,096	3,544	218,480	117,561	121,628	191,840
$10.90	$10.46	$1.00	$1.00	$1.00	$1.00

See notes to financial statements.

AMSOUTH FUNDS

Statements of Operations

(amounts in thousands)

Six months ended January 31, 2004

(unaudited)

	Value Fund	Select Equity Fund	Enhanced Market Fund	Large Cap Fund
Investment Income:
Dividends	$5,831	$656	$1,273	$2,677
Dividends from affiliates	87	7	28	43
Interest	—	—	—	—
Securities lending	25	—	1	15

Total Investment Income	5,943	663	1,302	2,735

Expenses:
Investment advisory	2,193	293	336	1,874
Administration	548	73	149	469
Distribution — Class B Shares	112	35	40	95
Shareholder servicing — Class A Shares	147	12	29	120
Shareholder servicing — Class B Shares	38	12	13	31
Shareholder servicing — Class I Shares	300	41	86	260
Accounting	61	9	26	52
Custodian	75	10	21	64
Transfer agent	105	21	30	95
Registration and filing	12	6	7	18
Other	102	11	27	93

Total expenses before fee reductions	3,693	523	764	3,171
Expenses reduced by:
Investment Advisor	(24)	(2)	(10)	(118)
Administrator	(6)	(19)	(39)	(117)
Custodian	(31)	(4)	(9)	(26)
Transfer Agent	—	(10)	(4)	—
Distributor	(100)	(14)	(29)	(87)
Fund Accountant	(41)	(5)	(11)	(35)

Net Expenses	3,491	469	662	2,788

Net Investment Income (Loss)	2,452	194	640	(53)

Realized/Unrealized Gains/(Losses) from Investments
Net realized gains/(losses) from investment transactions and futures**	11,806	2,080	205	68,654
Realized gain distributions from underlying funds	—	—	—	—
Change in unrealized appreciation/depreciation from investments, futures, and translation of assets and liabilities denominated in foreign currencies	65,151	8,087	20,935	(12,486)

Net Realized/Unrealized Losses from Investments	76,957	10,167	21,140	56,168

Change in Net Assets Resulting from Operations	$79,409	$10,361	$21,780	$56,115

*	Dividends for the International Equity Fund are net of foreign withholding taxes of $252.
**	Represents realized gains/(losses) from investment transactions with affiliates for the Strategic Portfolios.

See notes to financial statements.

Six months ended January 31, 2004

(unaudited)

AMSOUTH FUNDS

Statements of Operations

(amounts in thousands)

Capital Growth Fund	Mid Cap Fund	Small Cap Fund	International Equity Fund	Balanced Fund	Strategic Portfolios: Aggressive Growth Portfolio	Strategic Portfolios: Growth Portfolio	Strategic Portfolios: Growth & Income Portfolio	Strategic Portfolios: Moderate Growth & Income Portfolio

$1,151	$792	$232	$2,025 *	$877	$—	$—	$—	$—
39	24	32	—	31	142	246	948	406
6	—	3	1	1,594	—	—	—	—
16	3	32	70	11	—	—	—	—

1,212	819	299	2,096	2,513	142	246	948	406

1,096	690	1,190	1,921	673	34	32	94	34
274	138	198	307	168	34	32	94	34
34	27	9	4	83	14	28	22	16
34	14	9	8	103	18	18	43	5
11	9	3	2	28	4	9	7	14
178	90	142	225	48	12	8	41	14
32	24	23	47	22	4	3	10	4
38	19	27	44	23	5	4	13	5
38	30	28	30	50	30	24	34	29
10	5	8	18	11	11	10	10	13
56	20	37	54	31	4	5	16	8

1,801	1,066	1,674	2,660	1,240	170	173	384	176

(2)	(276)	(107)	(676)	(13)	(17)	(16)	(47)	(17)
(69)	(37)	(52)	(77)	(45)	(17)	(16)	(8)	(17)
(16)	(8)	(11)	—	(10)	(2)	(2)	(5)	(2)
—	(5)	—	—	(2)	(12)	(13)	—	(12)
(59)	(30)	(47)	(75)	(16)	(13)	(13)	(34)	(12)
(21)	(10)	(15)	(23)	(13)	(3)	(2)	(7)	(3)

1,634	700	1,442	1,809	1,141	106	111	283	113

(422)	119	(1,143)	287	1,372	36	135	665	293

20,280	17,270	27,301	4,815	298	576	1,034	3,095	613
—	—	—	—	—	26	44	150	68
12,256	7,675	1,200	77,182	14,475	3,996	2,408	5,027	1,697

32,536	24,945	28,501	81,997	14,773	4,598	3,486	8,272	2,378

$32,114	$25,064	$27,358	$82,284	$16,145	$4,634	$3,621	$8,937	$2,671

See notes to financial statements.

AMSOUTH FUNDS

Statements of Operations

(amounts in thousands)

Six months ended January 31, 2004

(unaudited)

	Government Income Fund	Limited Term Bond Fund	Bond Fund	Municipal Bond Fund
Investment Income:
Dividends	$—	$—	$—	$—
Dividends from affiliates	42	15	23	26
Interest	5,946	4,351	15,059	7,836
Securities lending	36	46	93	—

Total Investment Income	6,024	4,412	15,175	7,862

Expenses:
Investment advisory	889	865	2,135	1,219
Administration	273	266	657	375
Distribution — Class B Shares (b)	35	86	35	17
Shareholder servicing — Class A Shares (a)	24	43	59	20
Shareholder servicing — Class B Shares (b)	12	28	11	6
Shareholder servicing — Class I Shares (c)	183	157	450	266
Accounting	40	34	79	50
Custodian	38	37	90	52
Transfer agent	35	29	93	28
Registration and filing	13	5	6	4
Other	53	46	124	71

Total expenses before fee reductions	1,595	1,596	3,739	2,108
Expenses reduced by:
Investment Advisor	(205)	(217)	(511)	(476)
Administrator	(69)	(70)	(169)	(99)
Custodian	(15)	(15)	(37)	(21)
Transfer Agent	—	—	—	—
Distributor	(61)	(52)	(150)	(89)
Fund Accountant	(21)	(20)	(49)	(28)

Net Expenses	1,224	1,222	2,823	1,395

Net Investment Income	4,800	3,190	12,352	6,467

Realized/Unrealized Gains/(Losses) from Investments
Net realized gains from investment transactions	1,187	15	3,880	9
Change in unrealized appreciation/depreciation from investments	264	(11)	3,601	6,344

Net Realized/Unrealized Gains from Investments	1,451	4	7,481	6,353

Change in Net Assets Resulting from Operations	$6,251	$3,194	$19,833	$12,820

(a)	Represents Class 2 Shares for the Institutional Prime Obligations Money Market.
(b)	Represents Class 3 Shares for the Institutional Prime Obligations Money Market.
(c)	Represents Class 1 Shares for the Institutional Prime Obligations Money Market.

See notes to financial statements.

Six months ended January 31, 2004

(unaudited)

AMSOUTH FUNDS

Statements of Operations

(amounts in thousands)

Florida Tax-Exempt Fund	Tennessee Tax-Exempt Fund	Prime Money Market Fund	Treasury Reserve Money Market Fund	Tax-Exempt Money Market Fund	Institutional Prime Obligations Money Market Fund

$—	$—	$—	$—	$34	$—
7	4	—	—	—	—
1,258	915	3,734	625	759	2,373
—	—	53	10	—	33

1,265	919	3,787	635	793	2,406

204	161	1,378	252	329	438
63	49	689	126	165	219
15	11	12	—	—	188
6	9	567	74	43	202
5	4	4	—	—	—
40	29	174	50	98	—
10	8	74	14	21	47
9	7	95	17	23	60
15	11	92	35	12	35
1	11	16	14	7	2
12	15	139	46	32	96

380	315	3,240	628	730	1,287

(80)	(38)	(172)	(31)	(124)	(285)
(33)	(13)	(345)	(63)	—	—
(4)	(3)	(39)	(8)	(9)	(25)
(10)	(11)	—	(5)	—	—
(13)	(10)	(68)	(28)	(58)	—
(5)	(4)	(52)	(9)	(12)	(33)

235	236	2,564	484	527	944

1,030	683	1,223	151	266	1,462

57	226	—	3	—	—
1,091	720	—	—	—	—

1,148	946	—	3	—	—

$2,178	$1,629	$1,223	$154	$266	$1,462

See notes to financial statements.

AMSOUTH FUNDS

Statements of Changes in Net Assets

(amounts in thousands)

	Six Months Ended January 31, 2004	Year Ended July 31, 2003	Six Months Ended January 31, 2004	Year Ended July 31, 2003	Six Months Ended January 31, 2004	Year Ended July 31, 2003

	Value Fund		Select Equity Fund		Enhanced Market Fund
	(Unaudited)		(Unaudited)		(Unaudited)
Net Assets, Beginning of Period	$532,221	$530,580	$59,412	$17,730	$129,130	$32,910

Operations:
Net investment income (loss)	2,452	6,663	194	153	640	605
Net realized gains (losses) from investment transactions and option contracts	11,806	(117,200)	2,080	825	205	(3,413)
Change in unrealized appreciation/depreciation from investments	65,151	153,621	8,087	4,147	20,935	15,444

Change in net assets resulting from operations	79,409	43,084	10,361	5,125	21,780	12,636

Dividends to:
Class A Shareholders:
From net investment income	(528)	(1,165)	(30)	(24)	(94)	(132)
From net realized gains from investment transactions	—	(3,842)	(76)	—	—	—
Class B Shareholders:
From net investment income	(54)	(131)	(12)	(9)	(10)	(9)
From net realized gains from investment transactions	—	(507)	(77)	—	—	—
Class I Shareholders:
From net investment income	(2,060)	(5,099)	(202)	(123)	(529)	(428)
From net realized gains from investment transactions	—	(17,634)	(459)	—	—	—

Change in net assets from dividends to shareholders	(2,642)	(28,378)	(856)	(156)	(633)	(569)

Change in net assets from capital share transactions	(38,155)	(13,065)	19,978	36,713	22,628	84,153

Change in net assets	38,612	1,641	29,483	41,682	43,775	96,220

Net Assets, End of Period	$570,833	$532,221	$88,895	$59,412	$172,905	$129,130

	International Equity Fund		Balanced Fund		Strategic Portfolios: Aggressive Growth Portfolio
	(Unaudited)		(Unaudited)		(Unaudited)
Net Assets, Beginning of Period	$260,257	$189,777	$161,459	$154,958	$27,727	$21,823

Operations:
Net investment income (loss)	287	3,196	1,372	3,035	36	(6)
Net realized gains (losses) from investments, futures, and foreign currency transactions*	4,815	3,252	298	(3,406)	576	(7,110)
Realized gain distributions from underlying funds	—	—	—	—	26	182
Change in unrealized appreciation/depreciation from investments, futures, and translation of assets and liabilities in foreign currencies	77,182	27,352	14,475	12,184	3,996	9,529

Change in net assets resulting from operations	82,284	33,800	16,145	11,813	4,634	2,595

Dividends to:
Class A Shareholders:
From net investment income	(63)	(3)	(776)	(1,672)	(18)	(1)
From net realized gains from investment transactions	—	—	—	(916)	—	—
Class B Shareholders:
From net investment income	—	—	(128)	(287)	(4)	—
From net realized gains from investment transactions	—	—	—	(234)	—	—
Class I Shareholders:
From net investment income	(3,090)	(425)	(643)	(1,566)	(18)	(2)
From net realized gains from investment transactions	—	—	—	(846)	—	—

Change in net assets from dividends to shareholders	(3,153)	(428)	(1,547)	(5,521)	(40)	(3)

Change in net assets from capital transactions	24,975	36,942	(715)	209	8,932	3,312

Proceeds from redemption fees collected	—	166	—	—	—	—

Change in net assets	104,106	70,480	13,883	6,501	13,526	5,904

Net Assets, End of Period	$364,363	$260,257	$175,342	$161,459	$41,253	$27,727

*	Represents realized gains/(losses) from investment transactions with affiliates for the Strategic Portfolios.

See notes to financial statements.

AMSOUTH FUNDS

Statements of Changes in Net Assets

(amounts in thousands)

Six Months Ended January 31, 2004	Year Ended July 31, 2003	Six Months Ended January 31, 2004	Year Ended July 31, 2003	Six Months Ended January 31, 2004	Year Ended July 31, 2003	Six Months Ended January 31, 2004	Year Ended July 31, 2003

Large Cap Fund		Capital Growth Fund		Mid Cap Fund		Small Cap Fund
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
$506,066	$473,011	$257,284	$267,396	$133,108	$45,753	$182,657	$146,227

(53)	841	(422)	(892)	119	142	(1,143)	(1,694)

68,654	(4,493)	20,280	(31,626)	17,270	(2,855)	27,301	(26,523)

(12,486)	51,641	12,256	55,752	7,675	20,382	1,200	34,595

56,115	47,989	32,114	23,234	25,064	17,669	27,358	6,378

(15)	(100)	—	—	(8)	(8)	—	—
—	(2,938)	—	—	—	—	—	—

—	—	—	—	(1)	—	—	—
—	(898)	—	—	—	—	—	—

(118)	(832)	—	(6)	(93)	(148)	—	—
—	(15,666)	—	—	—	—	—	—

(133)	(20,434)	—	(6)	(102)	(156)	—	—

(149,086)	5,500	(610)	(33,340)	(21,161)	69,842	(903)	30,052

(93,104)	33,055	31,504	(10,112)	3,801	87,355	26,455	36,430

$412,962	$506,066	$288,788	$257,284	$136,909	$133,108	$209,112	$182,657

Strategic Portfolios: Growth Portfolio		Strategic Portfolios: Growth & Income Portfolio		Strategic Portfolios: Moderate Growth & Income Portfolio
(Unaudited)		(Unaudited)		(Unaudited)
$26,102	$18,264	$84,244	$71,099	$31,300	$25,049

135	182	665	1,173	293	511
1,034	(3,757)	3,095	(8,020)	613	(1,846)
44	139	150	476	68	175
2,408	5,461	5,027	12,754	1,697	3,250

3,621	2,025	8,937	6,383	2,671	2,090

(83)	(68)	(265)	(313)	(108)	(154)
—	—	—	—	—	(29)

(21)	(7)	(31)	(18)	(30)	(18)
—	—	—	—	—	(4)

(53)	(102)	(441)	(863)	(182)	(339)
—	—	—	—	—	(64)

(157)	(177)	(737)	(1,194)	(320)	(608)

10,508	5,990	7,682	7,956	3,284	4,769

—	—	—	—	—	—

13,972	7,838	15,882	13,145	5,635	6,251

$40,074	$26,102	$100,126	$84,244	$36,935	$31,300

See notes to financial statements.

AMSOUTH FUNDS

Statements of Changes in Net Assets

(amounts in thousands)

	Six Months Ended January 31, 2004	Year Ended July 31, 2003	Six Months Ended January 31, 2004	Year Ended July 31, 2003

	Government Income Fund		Limited Term Bond Fund
	(Unaudited)		(Unaudited)
Net Assets, Beginning of Period	$284,396	$275,553	$242,588	$184,939

Operations:
Net investment income	4,800	11,605	3,190	6,960
Net realized gains from investment transactions	1,187	8,185	15	1,070
Change in unrealized appreciation/depreciation from investments	264	(10,035)	(11)	(1,377)

Change in net assets resulting from operations	6,251	9,755	3,194	6,653

Dividends to:
Class A Shareholders:
From net investment income	(407)	(670)	(500)	(1,030)
From net realized gains from investment transactions	(21)	(150)	—	—
Class B Shareholders:
From net investment income	(160)	(275)	(250)	(512)
From net realized gains from investment transactions	(11)	(60)	—	—
Class I Shareholders:
From net investment income	(5,311)	(10,935)	(3,222)	(6,543)
From net realized gains from investment transactions	(281)	(3,633)	—	—

Change in net assets from dividends to shareholders	(6,191)	(15,723)	(3,972)	(8,085)

Change in net assets from capital share transactions	(20,514)	14,811	29,486	59,081

Change in net assets	(20,454)	8,843	28,708	57,649

Net Assets, End of Period	$263,942	$284,396	$271,296	$242,588

	Prime Money Market Fund		Treasury Reserve Money Market Fund
	(Unaudited)		(Unaudited)
Net Assets, Beginning of Period	$664,565	$1,326,177	$88,429	$316,986

Operations:
Net investment income	1,223	6,176	151	1,197
Net realized gains (losses) from investment transactions	—	—	3	—
Change in unrealized appreciation/depreciation from investments	—	—	—	—

Change in net assets resulting from operations	1,223	6,176	154	1,197

Dividends to:
Class A Shareholders (a):
From net investment income	(692)	(3,110)	(56)	(376)
Class B Shareholders (b):
From net investment income	(3)	(10)	—	—
Class I Shareholders (c):
From net investment income	(528)	(3,056)	(95)	(821)

Change in net assets from dividends to shareholders	(1,223)	(6,176)	(151)	(1,197)

Change in net assets from capital share transactions	(6,880)	(661,612)	123,789	(228,557)

Change in net assets	(6,880)	(661,612)	123,792	(228,557)

Net Assets, End of Period	$657,685	$664,565	$212,221	$88,429

(a)	Represents Class 2 for Institutional Prime Obligations Money Market Fund.
(b)	Represents Class 3 for Institutional Prime Obligations Money Market Fund.
(c)	Represents Class 1 for Institutional Prime Obligations Money Market Fund.

See notes to financial statements.

AMSOUTH FUNDS

Statements of Changes in Net Assets

(amounts in thousands)

Six Months Ended January 31, 2004	Year Ended July 31, 2003	Six Months Ended January 31, 2004	Year Ended July 31, 2003	Six Months Ended January 31, 2004	Year Ended July 31, 2003	Six Months Ended January 31, 2004	Year Ended July 31, 2003

Bond Fund		Municipal Bond Fund		Florida Tax-Exempt Fund		Tennessee Tax-Exempt Fund
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
$660,008	$634,644	$371,902	$386,523	$61,298	$61,550	$51,830	$54,419

12,352	27,039	6,467	13,227	1,030	2,171	683	1,554
3,880	11,539	9	1,238	57	26	226	343
3,601	(5,808)	6,344	(2,667)	1,091	(525)	720	(499)

19,833	32,770	12,820	11,798	2,178	1,672	1,629	1,398

(968)	(2,037)	(298)	(450)	(78)	(213)	(109)	(217)
(356)	(588)	(14)	(43)	(5)	(1)	(31)	—

(155)	(392)	(66)	(112)	(48)	(91)	(33)	(49)
(68)	(139)	(4)	(14)	(5)	—	(14)	—

(12,810)	(27,765)	(6,800)	(11,952)	(897)	(1,866)	(591)	(1,258)
(4,584)	(7,893)	(307)	(1,118)	(73)	(5)	(179)	—

(18,941)	(38,814)	(7,489)	(13,689)	(1,106)	(2,176)	(957)	(1,524)

(12,910)	31,408	(9,092)	(12,730)	1,130	252	(5,827)	(2,463)

(12,018)	25,364	(3,761)	(14,621)	2,202	(252)	(5,155)	(2,589)

$647,990	$660,008	$368,141	$371,902	$63,500	$61,298	$46,675	$51,830

Tax-Exempt Money Market Fund		Institutional Prime Obligations Money Market Fund
(Unaudited)		(Unaudited)
$163,163	$206,543	$461,070	$667,633

266	1,103	1,462	5,274
—	—	—	—
—	—	—	—

266	1,103	1,462	5,274

(56)	(173)	(481)	(1,709)

—	—	(130)	(1,003)

(210)	(930)	(851)	(2,562)

(266)	(1,103)	(1,462)	(5,274)

(11,213)	(43,380)	(45,930)	(206,563)

(11,213)	(43,380)	(45,930)	(206,563)

$151,950	$163,163	$415,140	$461,070

See notes to financial statements.

AMSOUTH FUNDS

Notes to Financial Statements

January 31, 2004

(unaudited)

1.    Organization:

AmSouth Funds (the “Trust”) was organized on October 1, 1987, and is registered under the Investment Company Act of 1940, as amended (“the 1940 Act”), as an open-end investment company established as a Massachusetts business trust.

The Trust is authorized to issue an unlimited number of shares without par value. The Trust currently offers shares of the AmSouth Value Fund, the AmSouth Select Equity Fund, the AmSouth Enhanced Market Fund, the AmSouth Large Cap Fund, the AmSouth Capital Growth Fund, the AmSouth Mid Cap Fund, the AmSouth Small Cap Fund, the AmSouth International Equity Fund, the AmSouth Balanced Fund, the AmSouth Strategic Portfolios: Aggressive Growth Portfolio, the AmSouth Strategic Portfolios: Growth Portfolio, the AmSouth Strategic Portfolios: Growth and Income Portfolio, the AmSouth Strategic Portfolios: Moderate Growth and Income Portfolio, the AmSouth Government Income Fund, the AmSouth Limited Term Bond Fund, the AmSouth Bond Fund, the AmSouth Municipal Bond Fund, the AmSouth Florida Tax-Exempt Fund, the AmSouth Tennessee Tax-Exempt Fund, (collectively, “the variable net asset funds”), the AmSouth Prime Money Market Fund, the AmSouth Treasury Reserve Money Market Fund, the AmSouth Tax-Exempt Money Market Fund and the AmSouth Institutional Prime Obligations Money Market Fund (collectively, “the money market funds”) (collectively, “the Funds” and individually “a Fund”).

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts on behalf of the Funds with their vendors and others that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a Fund. However, based on experience, the Funds expect that risk of loss to be remote.

2.    Reorganization:

At a meeting held on September 23, 2003, the AmSouth Funds Board of Trustees (“Trustees”) approved a Plan of Reorganization and Termination under which the AmSouth U.S. Treasury Money Market Fund (“U.S. Treasury Fund”) would transfer its assets to the AmSouth Treasury Reserve Money Market Fund (“Treasury Reserve Fund”) in exchange for Treasury Reserve Fund’s shares and its assumption of U.S. Treasury Fund’s liabilities. The merger became effective on November 28, 2003. On that date, shareholders of the U.S. Treasury Fund received shares of the Treasury Reserve Fund in exchange for their U.S. Treasury Fund shares and the U.S. Treasury Fund ceased operations.

	Before Reorganization		After Reorganization
	AmSouth U.S. Treasury Money Market Fund	AmSouth Treasury Reserve Money Market Fund	AmSouth Treasury Reserve Money Market Fund
Class A
Shares	52,531,116	43,899,119	96,430,235
Net Assets	$52,529,478	$43,893,037	$96,422,515
Net Asset Value	$1.00	$1.00	$1.00
Class I
Shares	70,965,892	40,327,725	111,293,618
Net Assets	$70,970,297	$40,314,573	$111,284,869
Net Asset Value	$1.00	$1.00	$1.00
Undistributed Realized Capital Loss	$(5,231.57)	$(3,936.39)	$(9,167.96)

The AmSouth Treasury Reserve Money Market Fund retained its investment objective and financial history after the reorganization.

Continued

AMSOUTH FUNDS

Notes to Financial Statements

3.    Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

Investments of the money market funds are valued at amortized cost. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

Bond and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Trust’s Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of electronic and matrix techniques which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges of over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, by reference to the latest available bid and asked prices in the principal market in which such securities are normally traded. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Trust’s Board of Trustees.

Investments in investment companies are valued at their net asset values as reported by such companies.

Investments in restricted securities are valued by the Board of Trustees, or by procedures approved by the Board of Trustees, by considering pertinent factors, including the results of operations and the sales price of recent private placements in its common stock. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities shall be reflected no later than in the calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Dividends are recorded on the ex-dividend date. Interest income includes premium amortization and discount accretion for both financial reporting and tax purposes.

Financial Futures Contracts:

The Enhanced Market, Select Equity, Large Cap, Capital Growth, Mid Cap, International Equity, Limited Term Bond, Bond, and Tennessee Tax-Exempt Funds may invest in financial futures contracts for the purpose of hedging its existing portfolio securities, or securities that it intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by a Fund each day, depending on the daily fluctuations in the fair value of the underlying security. A Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may

Continued

AMSOUTH FUNDS

Notes to Financial Statements

3.    Significant Accounting Policies (continued)

not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Repurchase Agreements:

The Funds may invest in repurchase agreements with institutions that are deemed by AmSouth Asset Management Inc. (“AAMI”), (the “Advisor”), to be of good standing and creditworthy under guidelines established by the Board of Trustees. Each repurchase agreement is valued at amortized cost. The Fund requires that collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Fund to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds, along with other affiliates of the Funds, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements which are fully collateralized by U.S. Treasury or U.S. government agency obligations, with counterparties approved by the Board of Trustees, consistent with the Fund’s investment policy.

Foreign Currency Translation:

The market value of investment securities, other assets and liabilities of the International Equity Fund denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of fund securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amounts of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the International Equity Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Forward Currency Contracts:

The International Equity Fund may enter into a forward currency contract (“forward”) which is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

Continued

AMSOUTH FUNDS

Notes to Financial Statements

3.    Significant Accounting Policies (continued)

Forwards may involve market or credit risk in excess of the amounts reflected on the Fund’s statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gains/losses from investment and foreign currency transactions. Fluctuations in the value of forwards held are recorded for financial reporting purposes as unrealized gains and losses by the Fund.

Financial Instruments:

The Select Equity, Enhanced Market, Large Cap, Capital Growth, Mid Cap, International Equity, Balanced, and Bond Funds may write call options only on securities that are owned by the Fund (“covered calls”). A written call option gives a specified counter-party the right to require the writer of the option to deliver the agreed upon securities, at the agreed upon price, up until the expiration date specified in the contract. For this right, a premium is paid to the writer of the option. The premium received by the Fund for writing the option is booked as realized gains to the Fund. The risks associated with writing a covered call option are diminished compared to writing an uncovered call. The Fund does not bear the risk of having to purchase the securities in the open market at a price greater than the call price should the call option be exercised. Since the Fund owns the securities on which the call has been written, the Fund bears the risk of not receiving the fair market value of a security if the option is exercised. They would be required to sell the securities at the agreed upon price, which would presumably be lower than the fair market value of the securities if the option is exercised.

Securities Lending:

To generate additional income, the Funds may lend up to 33 1/3% of their total assets pursuant to agreements requiring that the loan be continuously secured by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The Funds continue to earn interest and dividends on securities lent while simultaneously seeking to earn interest on the investment of collateral.

When cash is received as collateral for securities loaned, the Funds may invest such cash in short-term U.S. government securities, repurchase agreements, or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan. Fixed income securities received as collateral are not recorded as an asset or liability of the Fund because the Fund does not have effective control of such securities.

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. The Bank of New York serves as the Securities Lending Agent. For providing this service, the Securities Lending Agent retains 25% of the Securities Lending income. The fee is shown as net of the Securities lending income on The Statement of Operations.

	Fees Paid to Securities Lending Agent	Market Value of Collateral	Market Value of Loaned Securities
Value Fund	$8	$73,349	$71,226
Enhanced Market Fund	—	162	159
Large Cap Equity	4	55,131	53,401
Capital Growth	6	52,535	51,028
Mid Cap Equity	1	2,432	2,371
Small Cap Fund	7	3,339	3,305
International Equity Fund	16	12,330	11,775
Balanced Fund	4	36,313	35,527
Government Income Fund	12	37,674	36,918
Limited Term Bond Fund	19	81,711	80,065
Bond Fund	31	182,407	179,007
Prime Money Market Fund	18	162,634	160,670
Treasury Reserve Money Market Fund	4	58,938	58,618
Institutional Prime Obligations Money Market Fund	11	99,561	98,490

Continued

AMSOUTH FUNDS

Notes to Financial Statements

3.    Significant Accounting Policies (continued)

Dividends to Shareholders:

Dividends from net investment income are declared daily and paid monthly for the money market funds. Dividends from net investment income are declared and paid monthly for the variable net asset value funds, except for the International Equity Fund, which dividends are declared and paid annually. Distributable net realized gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (“the Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Other:

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses for the Trust are prorated to all the Funds on the basis of relative net assets. Fees paid under a Fund’s shareholder servicing or distribution plans are borne by the specific class of shares to which they apply.

Redemption Fee:

Equity Funds, Hybrid Funds and Bond Funds Only

If you sell your Shares or exchange them for shares of another Fund within 30 days of the date of purchase, you will be charged a 2.00% fee on the current net asset value of the Shares sold or exchanged. The fee is paid to the Fund to offset the costs associated with short-term trading, such as portfolio transaction and administrative costs.

The Fund uses a “first-in, first-out” method to determine how long you have held your shares. This means that if you purchased shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

The fee will be charged on all covered redemptions and exchanges, including those made through retirement plan and brokerage accounts (except where it is not practical for the plan administrator or brokerage firm to implement the fee). We will not impose the redemption fee on a redemption or exchange of shares purchased upon the reinvestment of dividend and capital gain distributions.

The Fund reserves the right to waive, modify the terms of, or terminate the redemption fee at any time in its discretion.

Continued

AMSOUTH FUNDS

Notes to Financial Statements

4.    Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the six months ended January 31, 2004 were as follows (amounts in thousands):

	Purchases	Sales
Value Fund	$86,118	$123,820
Select Equity Fund	31,923	13,321
Enhanced Market Fund	42,697	16,732
Large Cap Equity	24,183	177,515
Capital Growth	154,706	161,445
Mid Cap Equity	55,796	84,825
Small Cap Fund	175,447	175,958
International Equity Fund	30,668	12,495
Balanced Fund	19,607	13,200
Aggressive Growth Portfolio	14,677	6,026
Growth Portfolio	19,979	37,731
Growth and Income Portfolio	35,620	27,930
Moderate Growth and Income Portfolio	9,931	6,692
Government Income Fund	67,430	63,756
Limited Term Bond Fund	32,783	12,867
Bond Fund	104,475	126,510
Municipal Bond Fund	1,298	398
Florida Tax-Exempt Fund	2,366	4,434
Tennessee Tax-Exempt Fund	—	3,680

5.    Affiliated Party Transactions:

AAMI serves as investment advisor for the Trust. Under the terms of the investment advisory agreement, AAMI, a separate, wholly-owned subsidiary of AmSouth Bank (“AmSouth”), is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

Annual Fee as a Percentage of Average Daily Net Assets
Value Fund	0.80%
Select Equity Fund	0.80%
Enhanced Market Fund	0.45%
Large Cap	0.80%
Capital Growth	0.80%
Mid Cap Equity	1.00%
Small Cap Fund	1.20%
International Equity Fund	1.25%
Balanced Fund	0.80%
Aggressive Growth Portfolio	0.20%
Growth Portfolio	0.20%
Growth and Income Portfolio	0.20%
Moderate Growth and Income Portfolio	0.20%
Government Income Fund	0.65%
Limited Term Bond Fund	0.65%
Bond Fund	0.65%
Municipal Bond Fund	0.65%
Florida Tax-Exempt Fund	0.65%
Tennessee Tax-Exempt Fund	0.65%
Prime Money Market Fund	0.40%
Treasury Reserve Money Market Fund	0.40%
Tax-Exempt Money Market Fund	0.40%
Institutional Prime Obligations Money Market Fund	0.20%

Continued

AMSOUTH FUNDS

Notes to Financial Statements

5.    Affiliated Party Transactions (continued)

AmSouth serves as Custodian for the Trust on behalf of each Fund except the International Equity Fund. Pursuant to the Custodian Agreement with the Trust, AmSouth receives compensation from each Fund for such services in an amount equal to an asset-based fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses. The Bank of New York serves as custodian for the International Equity Fund.

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (“BISYS”), an Ohio Limited Partnership, BISYS Fund Services Ohio, Inc. (“BISYS Ohio”), and BISYS Fund Services, Inc. (“BISYS Inc.”) are subsidiaries of the BISYS Group, Inc.

ASO Services Company (“ASO”), a wholly owned subsidiary of the BISYS Group, Inc., serves the Funds as Administrator (“Administrator”). Under the terms of the administration agreement, the Administrator receives a fee computed based on an annual percentage of 0.20% of the average daily net assets of each of the Funds except the Institutional Prime Obligations Money Market Fund, which is 0.10%. AmSouth and BISYS Ohio, with whom certain officers and trustees of the Trust are affiliated, serve as the Funds’ sub-administrators. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Trust. Pursuant to its current agreement with the Administrator, AmSouth has assumed certain Administration duties, for which AmSouth receives a fee, paid by the Administrator, based on a percentage of each Fund’s daily average net assets. ASO also serves the Funds as Fund Accountant for whom ASO receives a fee based on a percentage of each Fund’s average daily net assets.

Pursuant to its agreement with the Administrator, BISYS Ohio, as sub-administrator, is entitled to compensation as mutually agreed upon from time to time by it and the Administrator. BISYS serves as the Funds’ distributor and is entitled to receive commissions on sales of shares of the variable net asset value funds. For the six months ended January 31, 2004, BISYS received $1,667,963 from commissions earned on sales of shares of the Funds’ variable net asset value funds. BISYS reallowed $7,319 to affiliated broker dealers of the Fund’s shares. BISYS receives no fees from the Funds for providing distribution services to the Funds.

BISYS Ohio, serves the Funds as Transfer Agent. Under the terms of the Transfer Agent Agreement, BISYS Ohio, receives a fee based on a percentage of each Fund’s average daily net assets, plus out of pocket charges.

Class A Shares and Class I Shares of the Trust are subject to a Shareholder Servicing Plan (the “Servicing Plan”) permitting payment of compensation to financial institutions that agree to provide certain administrative support services for their customers or account holders. Each Fund has entered into a specific arrangement with BISYS for the provision of such services and reimburses BISYS for its cost of providing these services, subject to a maximum rate of 0.25% of the Class A Shares and 0.15% of the Class I Shares of the average daily net assets of each of the Funds.

Class B Shares, Class 2 Shares and Class 3 Shares of the Trust are subject to a Distribution and Shareholder Servicing Plan (the “Distribution Plan”) permitting payment of compensation to a participating organization as payment for its services or expenses in connection with distribution assistance of the Funds’ Class B Shares, Class 2 Shares and Class 3 Shares to the participating organizations customers. Each Fund has entered into a specific arrangement with BISYS for the provision of such services and pays BISYS for its cost of providing such services, subject to a maximum rate of 1.00% of the average daily net assets of the Class B Shares of each of the Funds, which includes a Shareholder Servicing Fee of 0.25% of the average daily net assets of the Class B Shares of each Fund. Class 2 Shares and Class 3 Shares are subject to a maximum rate of 0.25% and 0.50% of daily average net assets, respectively, for such services.

During the period there were no commissions paid to affiliated brokers for security transactions.

AAMI, AmSouth, ASO, BISYS, and BISYS Ohio have voluntarily agreed to waive a portion of their fees. These expense waivers are voluntary and may be discontinued at any time.

The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BISYS receives fees from the Trust for acting as Administrator and BISYS Fund Services, Inc. receives fees from the Trust for acting as Transfer Agent for and for providing fund accounting services to the Trust.

Continued

AMSOUTH FUNDS

Notes to Financial Statements

5.    Affiliated Party Transactions (continued)

The Independent Trustees are compensated directly from the Trust for a quarterly meeting fee of $3,500.00 and a quarterly retainer fee of $3,750.00. The Advisory Trustees are also compensated from the Trust for a quarterly meeting fee of $3,500.00 and a quarterly retainer fee of $2,500.00. The Independent Trustees and the Advisory Trustees both receive compensation for special meetings of $1,000.00.

6.    Concentration of Credit Risk

The Municipal Bond Fund invests a large portion of its assets in tax-exempt debt obligations issued by the State of Alabama, its municipalities, counties, and other taxing districts. The issuers’ abilities to meet their obligations may be affected by Alabama’s economic, regional, and political developments.

The Florida Tax-Exempt Fund invests substantially all of its assets in a non-diversified portfolio of tax-exempt debt obligations primarily consisting of securities issued by the State of Florida, its municipalities, counties and other taxing districts. The issuers’ abilities to meet their obligations may be affected by Florida’s economic, regional, and political developments.

The Tennessee Tax-Exempt Fund invests substantially all of its assets in a non-diversified portfolio of tax-exempt debt obligations primarily consisting of securities issued by the State of Tennessee, its municipalities, counties and other taxing districts. The issuers’ abilities to meet their obligations may be affected by Tennessee’s economic, regional, and political developments.

7.    Capital Share Transactions:

The Trust has issued three classes of Fund shares: Class A Shares, Class I Shares, and Class B Shares in the Prime Money Market Fund and the variable net asset funds. The Trust has issued three classes of fund shares in the Institutional Prime Obligations Money Market Fund: Class 1 Shares, Class 2 Shares and Class 3 Shares. The Trust has issued two classes of Fund shares: Class A Shares and Class I Shares in the other money market funds. Each class of shares in a Fund has identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

Continued

AMSOUTH FUNDS

Notes to Financial Statements

7.    Capital Share Transactions (continued)

Transactions in capital shares for the Funds were as follows (amounts in thousands):

	CAPITAL TRANSACTIONS (amounts in thousands):
	Class A Shares:					Class B Shares:					Class I Shares:					Total net increase (decrease) from capital transactions
	Proceeds from shares issued		Dividends reinvested	Cost of shares redeemed	Total Class A Shares	Proceeds from shares issued		Dividends reinvested	Cost of shares redeemed	Total Class B Shares	Proceeds from shares issued		Dividends reinvested	Cost of shares redeemed	Total Class I Shares
Value Fund
Six Months Ended January 31, 2004#	$9,136		492	(11,149)	(1,521)	694		48	(2,338)	(1,596)	23,597		606	(59,241)	(35,038)	$(38,155)
Year Ended July 31, 2003	$39,558	(a)	4,804	(33,262)	11,100	19,110	(b)	595	(6,057)	13,648	123,675	(c)	10,502	(171,990)	(37,813)	$(13,065)
Select Equity Fund
Six Months Ended January 31, 2004#	$3,519		95	(557)	3,057	2,451		78	(638)	1,891	26,374		334	(11,678)	15,030	$19,978
Year Ended July 31, 2003	$3,518		22	(1,523)	2,017	3,648		8	(1,194)	2,462	37,387		59	(5,212)	32,234	$36,713
Enhanced Market Fund
Six Months Ended January 31, 2004#	$3,981		88	(2,722)	1,347	1,251		10	(847)	414	35,406		177	(14,716)	20,867	$22,628
Year Ended July 31, 2003	$6,711		123	(4,476)	2,358	2,347		8	(2,044)	311	98,456		135	(17,107)	81,484	$84,153
Large Cap Fund
Six Months Ended January 31, 2004#	$15,598		14	(10,960)	4,652	2,330		—	(1,927)	403	28,090		65	(182,296)	(154,141)	$(149,086)
Year Ended July 31, 2003	$44,810		2,565	(21,821)	25,554	4,266		819	(4,573)	512	65,963		11,719	(98,249)	(20,567)	$(5,499)
Capital Growth Fund
Six Months Ended January 31, 2004#	$5,225		—	(3,295)	1,930	652		—	(1,025)	(373)	40,105		—	(42,272)	(2,167)	$(610)
Year Ended July 31, 2003	$11,310		—	(5,662)	5,648	962		—	(1,806)	(844)	54,309		1	(92,454)	(38,144)	$(33,340)
Mid Cap Fund
Six Months Ended January 31, 2004#	$3,901		8	(1,598)	2,311	429		1	(565)	(135)	42,016		34	(65,387)	(23,337)	$(21,161)
Year Ended July 31, 2003	$4,350		7	(4,347)	10	501		—	(1,607)	(1,106)	81,930		102	(11,094)	70,938	$69,842
Small Cap Fund
Six Months Ended January 31, 2004#	$2,349		—	(1,109)	1,240	585		—	(186)	399	26,667		—	(29,209)	(2,542)	$(903)
Year Ended July 31, 2003	$12,165		—	(11,416)	749	334		—	(354)	(20)	83,733		—	(54,410)	29,323	$30,052
International Equity Fund
Six Months Ended January 31, 2004#	$9,225		60	(5,380)	3,905	570		—	(82)	488	39,932		1,367	(20,717)	20,582	$24,975
Year Ended July 31, 2003	$76,156		2	(76,657)	(499)	1,247		—	(1,000)	247	211,555		196	(174,391)	37,360	$37,108
Balanced Fund
Six Months Ended January 31, 2004#	$11,257		745	(8,985)	3,017	3,960		116	(1,598)	2,478	5,400		580	(12,190)	(6,210)	$(715)
Year Ended July 31, 2003	$17,167		2,508	(13,840)	5,835	5,980		482	(4,005)	2,457	7,572		2,204	(17,859)	(8,083)	$209
Aggressive Growth Portfolio
Six Months Ended January 31, 2004#	$5,992		18	(964)	5,046	3,882		4	(168)	3,718	2,029		17	(1,878)	168	$8,932
Year Ended July 31, 2003	$5,884		1	(3,329)	2,556	1,299		—	(182)	1,117	3,307		2	(3,670)	(361)	$3,312
Growth Portfolio
Six Months Ended January 31, 2004#	$9,449		82	(3,404)	6,127	5,709		21	(392)	5,338	3,408		53	(4,418)	(957)	$10,508
Year Ended July 31, 2003	$7,283		67	(1,619)	5,731	2,822		7	(493)	2,336	2,438		100	(4,615)	(2,077)	$5,990
Growth & Income Portfolio
Six Months Ended January 31, 2004#	$13,578		264	(8,227)	5,615	3,614		29	(260)	3,383	3,891		430	(5,637)	(1,316)	$7,682
Year Ended July 31, 2003	$16,228		311	(3,905)	12,634	2,492		18	(455)	2,055	9,776		844	(17,353)	(6,733)	$7,956
Moderate Growth & Income Portfolio
Six Months Ended January 31, 2004#	$3,514		103	(3,464)	153	3,400		29	(537)	2,892	1,781		182	(1,724)	239	$3,284
Year Ended July 31, 2003	$5,828		180	(1,760)	4,248	1,922		22	(217)	1,727	3,448		402	(5,056)	(1,206)	$4,769

#	Unaudited.
(a)	Proceeds from Shares Issued include $18,206 issued in connection with the AmSouth Equity Income Fund Merger.
(b)	Proceeds from Shares Issued include $17,577 issued in connection with the AmSouth Equity Income Fund Merger.
(c)	Proceeds from Shares Issued include $28,903 issued in connection with the AmSouth Equity Income Fund Merger.

Continued

AMSOUTH FUNDS

Notes to Financial Statements

7.    Capital Share Transactions (continued)

	SHARE TRANSACTIONS (amounts in thousands):
	Class A Shares:					Class B Shares:					Class I Shares:					Total net increase (decrease) from share transactions
	Issued		Reinvested	Redeemed	Total Class A Shares	Issued		Reinvested	Redeemed	Total Class B Shares	Issued		Reinvested	Redeemed	Total Class I Shares
Value Fund
Six Months Ended January 31, 2004#	656	(a)	36	(814)	(122)	53	(b)	4	(172)	(115)	1,720	(c)	44	(4,287)	(2,523)	(2,760)
Year Ended July 31, 2003	3,327	(a)	407	(2,737)	997	1,665	(b)	51	(518)	1,198	10,567	(c)	892	(14,458)	(2,999)	(804)
Select Equity Fund
Six Months Ended January 31, 2004#	278		7	(43)	242	196		6	(50)	152	2,048		25	(910)	1,163	1,557
Year Ended July 31, 2003	321		2	(142)	181	335		1	(114)	222	3,447		5	(475)	2,977	3,380
Enhanced Market Fund
Six Months Ended January 31, 2004#	380		8	(259)	129	122		1	(81)	42	3,399		17	(1,432)	1,984	2,155
Year Ended July 31, 2003	748		14	(498)	264	261		1	(235)	27	11,073		15	(1,893)	9,195	9,486
Large Cap Fund
Six Months Ended January 31, 2004#	897		1	(633)	265	140		—	(115)	25	1,609		4	(10,485)	(8,872)	(8,582)
Year Ended July 31, 2003	3,012		174	(1,451)	1,735	294		58	(319)	33	4,431		791	(6,640)	(1,418)	350
Capital Growth Fund
Six Months Ended January 31, 2004#	570		—	(355)	215	74		—	(115)	(41)	4,317		—	(4,549)	(232)	(58)
Year Ended July 31, 2003	1,379		—	(713)	666	124		—	(242)	(118)	6,892		—	(11,671)	(4,779)	(4,231)
Mid Cap Fund
Six Months Ended January 31, 2004#	340		1	(140)	201	38		—	(51)	(13)	3,663		3	(5,638)	(1,971)	(1,783)
Year Ended July 31, 2003	478		1	(484)	(5)	56		—	(182)	(126)	9,201		11	(1,198)	8,014	7,883
Small Cap Fund
Six Months Ended January 31, 2004#	295		—	(141)	154	77		—	(25)	52	3,289		—	(3,676)	(387)	(181)
Year Ended July 31, 2003	1,914		—	(1,810)	104	53		—	(58)	(5)	12,769		—	(8,161)	4,608	4,707
International Equity Fund
Six Months Ended January 31, 2004#	936		6	(578)	364	59		—	(9)	50	3,756		127	(2,109)	1,774	(2,188)
Year Ended July 31, 2003	10,512		—	(10,473)	39	163		—	(130)	33	29,150		27	(23,678)	5,499	5,571
Balanced Fund
Six Months Ended January 31, 2004#	956		63	(770)	249	338		10	(135)	213	456		49	(1,019)	(514)	(52)
Year Ended July 31, 2003	1,565		231	(1,274)	522	549		45	(371)	223	687		203	(1,663)	(773)	(28)
Aggressive Growth Portfolio
Six Months Ended January 31, 2004#	717		2	(116)	603	476		—	(20)	456	244		2	(230)	16	1,075
Year Ended July 31, 2003	861		—	(474)	387	185		—	(27)	158	472		—	(529)	(57)	488
Growth Portfolio
Six Months Ended January 31, 2004#	1,093		9	(402)	700	690		2	(45)	617	387		6	(512)	(119)	1,198
Year Ended July 31, 2003	957		9	(215)	751	366		1	(67)	300	316		13	(603)	(274)	777
Growth & Income Portfolio
Six Months Ended January 31, 2004#	1,464		28	(881)	611	391		3	(28)	366	426		46	(605)	(133)	844
Year Ended July 31, 2003	1,954		37	(471)	1,520	293		2	(55)	240	1,173		100	(2,076)	(803)	957
Moderate Growth & Income Portfolio
Six Months Ended January 31, 2004#	378		11	(373)	16	362		3	(57)	308	187		19	(182)	24	348
Year Ended July 31, 2003	670		21	(203)	488	222		3	(26)	199	397		46	(586)	(143)	544

#	Unaudited.
(a)	Shares Issued include 1,563 issued in connection with the AmSouth Equity Income Fund Merger.
(b)	Shares Issued include 1,534 issued in connection with the AmSouth Equity Income Fund Merger.
(c)	Shares Issued include 2,487 issued in connection with the AmSouth Equity Income Fund Merger.

Continued

AMSOUTH FUNDS

Notes to Financial Statements

7.    Capital Share Transactions (continued)

	CAPITAL TRANSACTIONS (amounts in thousands):
	Class A Shares:					Class B Shares:					Class I Shares:					Total net increase (decrease) from capital transactions
	Proceeds from shares issued		Dividends reinvested	Cost of shares redeemed	Total Class A Shares	Proceeds from shares issued		Dividends reinvested	Cost of shares redeemed	Total Class B Shares	Proceeds from shares issued		Dividends reinvested	Cost of shares redeemed	Total Class I Shares
Government Income Fund
Six Months Ended January 31, 2004#	$4,394		387	(6,343)	(1,562)	355		134	(2,148)	(1,659)	23,519		2,676	(43,488)	(17,293)	$(20,514)
Year Ended July 31, 2003	$32,625	(a)	672	(20,921)	12,376	8,586	(b)	244	(1,915)	6,915	117,972	(c)	7,062	(129,514)	(4,480)	$14,811
Limited Term Bond Fund
Six Months Ended January 31, 2004#	$5,739		396	(11,470)	(5,335)	1,967		182	(3,399)	(1,250)	87,676		949	(52,554)	36,071	$29,486
Year Ended July 31, 2003	$50,401		907	(35,598)	15,710	15,766		387	(3,084)	13,069	103,771		1,776	(75,245)	30,302	$59,081
Bond Fund
Six Months Ended January 31, 2004#	$10,803		1,146	(16,937)	(4,988)	380		174	(2,205)	(1,651)	62,185		5,740	(74,196)	(6,271)	$(12,910)
Year Ended July 31, 2003	$41,640		2,337	(28,589)	15,388	3,069		395	(2,994)	470	172,275		11,759	(168,484)	15,550	$31,408
Municipal Bond Fund
Six Months Ended January 31, 2004#	$1,275		216	(2,642)	(1,151)	189		36	(528)	(303)	19,310		415	(27,363)	(7,638)	$(9,092)
Year Ended July 31, 2003	$8,976		361	(4,348)	4,989	1,416		57	(794)	679	50,653		726	(69,776)	(18,397)	$(12,730)
Florida Tax-Exempt Fund
Six Months Ended January 31, 2004#	$276		43	(3,206)	(2,887)	446		33	(585)	(106)	7,219		14	(3,110)	4,123	$1,130
Year Ended July 31, 2003	$4,496		145	(1,595)	3,046	2,049		59	(899)	1,209	5,932		14	(9,949)	(4,003)	$252
Tennessee Tax-Exempt Fund
Six Months Ended January 31, 2004#	$73		59	(2,932)	(2,800)	173		32	(192)	13	2,439		141	(5,620)	(3,040)	$(5,827)
Year Ended July 31, 2003	$11,462	(d)	47	(5,575)	5,934	1,613	(e)	34	(533)	1,114	6,990		4	(16,505)	(9,511)	$(2,463)

#	Unaudited.
(a)	Proceeds from Shares Issued include $6,985 issued in connection with the AmSouth Limited Term U.S. Government Fund Merger.
(b)	Proceeds from Shares Issued include $5,656 issued in connection with the AmSouth Limited Term U.S. Government Fund Merger.
(c)	Proceeds from Shares Issued include $32,828 issued in connection with the AmSouth Limited Term U.S. Government Fund Merger.
(d)	Proceeds from Shares Issued include $8,770 issued in connection with the AmSouth Limited Term Tennessee Tax-Exempt Fund Merger.
(e)	Proceeds from Shares Issued include $1,001 issued in connection with the AmSouth Limited Term Tennessee Tax-Exempt Fund Merger.

Continued

AMSOUTH FUNDS

Notes to Financial Statements

7.    Capital Share Transactions (continued)

	SHARE TRANSACTIONS (amounts in thousands):
	Class A Shares:*					Class B Shares:**					Class I Shares:***					Total net increase (decrease) from share transactions
	Issued		Reinvested	Redeemed	Total Class A Shares	Issued		Reinvested	Redeemed	Total Class B Shares	Issued		Reinvested	Redeemed	Total Class I Shares
Government Income Fund
Six Months Ended January 31, 2004#	437		38	(631)	(156)	35		13	(213)	(165)	2,328		266	(4,313)	(1,719)	(2,040)
Year Ended July 31, 2003	3,175	(a)	65	(2,035)	1,205	836	(b)	24	(187)	673	11,455	(c)	687	(12,569)	(427)	1,451
Limited Term Bond Fund
Six Months Ended January 31, 2004#	538		37	(1,076)	(501)	183		17	(319)	(119)	8,205		89	(4,928)	3,366	2,746
Year Ended July 31, 2003	4,681		85	(3,313)	1,453	1,465		36	(286)	1,215	9,638		165	(6,990)	2,813	5,481
Bond Fund
Six Months Ended January 31, 2004#	949		101	(1,488)	(438)	34		15	(195)	(146)	5,458		507	(6,501)	(536)	(1,120)
Year Ended July 31, 2003	3,585		203	(2,462)	1,326	265		34	(258)	41	14,844		1,021	(14,518)	1,347	2,714
Municipal Bond Fund
Six Months Ended January 31, 2004#	123		21	(254)	(110)	18		3	(50)	(29)	1,843		40	(2,612)	(729)	(868)
Year Ended July 31, 2003	854		34	(414)	474	136		5	(76)	65	4,808		69	(6,633)	(1,756)	(1,217)
Florida Tax-Exempt Fund
Six Months Ended January 31, 2004#	26		4	(296)	(266)	42		3	(54)	(9)	662		1	(285)	378	103
Year Ended July 31, 2003	412		13	(146)	279	187		5	(82)	110	544		1	(912)	(367)	22
Tennessee Tax-Exempt Fund
Six Months Ended January 31, 2004#	7		6	(281)	(268)	16		3	(18)	1	234		14	(538)	(290)	(557)
Year Ended July 31, 2003	1,099	(d)	4	(531)	572	154	(e)	3	(50)	107	664		—	(1,574)	(910)	(231)
Prime Money Market Fund†
Six Months Ended January 31, 2004#	262,680		674	(266,149)	(2,795)	774		2	(1,415)	(639)	677,569		127	(681,142)	(3,446)	(6,880)
Year Ended July 31, 2003	425,086		3,333	(541,125)	(112,706)	2,741		10	(3,075)	(324)	1,595,328		616	(2,144,526)	(548,582)	(661,612)
Treasury Reserve Money Market Fund†
Six Months Ended January 31, 2004#	125,577	(f)	11	(77,673)	47,915	—		—	—	—	167,442	(g)	23	(91,594)	75,871	123,786
Year Ended July 31, 2003	167,611		33	(219,473)	(51,829)	—		—	—	—	330,764		97	(507,589)	(176,728)	(228,557)
Tax-Exempt Money Market Fund†
Six Months Ended January 31, 2004#	34,670		51	(37,907)	(3,186)	—		—	—	—	89,986		12	(98,025)	(8,027)	(11,213)
Year Ended July 31, 2003	67,924		181	(65,765)	2,340	—		—	—	—	250,044		39	(295,803)	(45,720)	(43,380)
Institutional Prime Obligations Money Market Fund†
Six Months Ended January 31, 2004#	592,590		—	(645,999)	(53,409)	255,000		—	(263,591)	(8,591)	332,219		129	(316,278)	16,070	(45,930)
Year Ended July 31, 2003	1,137,073		1	(1,151,117)	(14,043)	443,865		—	(562,072)	(118,207)	815,952		386	(890,651)	(74,313)	(206,563)

#	Unaudited.
†	Capital Transactions are done at par value of $1.00 per share.
*	Represents Class 2 Shares for Institutional Prime Obligations Money Market Fund.
**	Represents Class 3 Shares for Institutional Prime Obligations Money Market Fund.
***	Represents Class 1 Shares for Institutional Prime Obligations Money Market Fund.
(a)	Shares Issued include 681 issued in connection with the AmSouth Limited Term U.S. Government Fund Merger.
(b)	Shares Issued include 552 issued in connection with the AmSouth Limited Term U.S. Government Fund Merger.
(c)	Shares Issued include 3,202 issued in connection with the AmSouth Limited Term U.S. Government Fund Merger.
(d)	Shares Issued include 842 issued in connection with the AmSouth Limited Term Tennessee Tax-Exempt Fund Merger.
(e)	Shares Issued include 96 issued in connection with the AmSouth Limited Term Tennessee Tax-Exempt Fund Merger.
(f)	Shares Issued include 52,531 issued in connection with the AmSouth U.S. Treasury Money Market Fund Merger.
(g)	Shares Issued include 70,966 issued in connection with the AmSouth U.S. Treasury Money Market Fund Merger.

Continued

AMSOUTH FUNDS

Financial Highlights

A SHARES

Selected data for a share outstanding throughout the period indicated.

		Investment Activities			Less Dividends from						Ratios (to average net assets)/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments and Futures	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Redemption Fees	Net Asset Value, End of Period	Total Return (Excluding Sales Charge)	Net Investment Income		Net Expenses	Expenses (before Reductions/ Reimbursements)	Portfolio Turnover Rate*	Net Assets, End of Period (000’s)
VALUE FUND
Six Months Ended January 31, 2004#	$13.06	0.05	1.98	2.03	(0.06)	—	(0.06)	—	$15.03	15.61%^	0.82	%^^	1.34%^^	1.38%^^	16%	$127,802
Year Ended July 31, 2003	$12.76	0.14	0.81	0.95	(0.13)	(0.52)	(0.65)	—	$13.06	8.02%	1.17%		1.36%	1.39%	117%	$112,701
Year Ended July 31, 2002	$20.38	0.09	(6.01)	(5.92)	(0.09)	(1.61)	(1.70)	—	$12.76	(31.21)%	0.49%		1.35%	1.36%	59%	$97,393
Year Ended July 31, 2001†	$19.54	0.11	3.64	3.75	(0.14)	(2.77)	(2.91)	—	$20.38	21.10%	0.53%		1.34%	1.35%	43%	$113,164
Year Ended July 31, 2000	$25.25	0.23	(2.21)	(1.98)	(0.23)	(3.50)	(3.73)	—	$19.54	(8.19)%	1.07%		1.35%	1.35%	17%	$45,255
Year Ended July 31, 1999	$24.60	0.20	3.11	3.31	(0.19)	(2.47)	(2.66)	—	$25.25	14.92%	0.82%		1.33%	1.34%	18%	$70,740
SELECT EQUITY FUND
Six Months Ended January 31, 2004#	$11.89	0.03	1.78	1.81	(0.04)	(0.10)	(0.14)	—	$13.56	15.25%^	0.54	%^^	1.30%^^	1.41%^^	18%	$11,304
Year Ended July 31, 2003	$10.98	0.05	0.91	0.96	(0.05)	—	(0.05)	—	$11.89	8.77%	0.48%		1.34%	1.49%	8%	$7,034
Year Ended July 31, 2002	$11.23	0.02	(0.25)	(0.23)	(0.02)	—	(0.02)	—	$10.98	(2.01)%	0.28%		1.46%	1.71%	38%	$4,511
Year Ended July 31, 2001†	$8.72	0.01	2.51	2.52	(0.01)	—	(0.01)	—	$11.23	28.96%	0.05%		1.71%	2.07%	19%	$2,665
Year Ended July 31, 2000†	$11.88	0.07	(2.35)	(2.28)	(0.07)	(0.81)	(0.88)	—	$8.72	(19.86)%	0.67%		1.44%	1.96%	25%	$2,512
Period Ended July 31, 1999(a)	$10.00	0.04	1.91	1.95	(0.06)	(0.01)	(0.07)	—	$11.88	19.44%^	0.43	%^^	1.13%^^	1.81%^^	10%	$10,258
ENHANCED MARKET FUND
Six Months Ended January 31, 2004#	$9.87	0.04	1.47	1.51	(0.04)	—	(0.04)	—	$11.34	15.36%^	0.80	%^^	0.95%^^	1.05%^^	12%	$26,092
Year Ended July 31, 2003	$9.16	0.08	0.70	0.78	(0.07)	—	(0.07)	—	$9.87	8.54%	0.81%		1.00%	1.12%	27%	$21,431
Year Ended July 31, 2002	$12.27	0.04	(2.96)	(2.92)	(0.03)	(0.16)	(0.19)	—	$9.16	(24.10)%	0.41%		1.07%	1.19%	34%	$17,473
Year Ended July 31, 2001†	$14.64	0.03	(2.15)	(2.12)	(0.03)	(0.22)	(0.25)	—	$12.27	(14.60)%	0.26%		1.04%	1.14%	42%	$24,666
Year Ended July 31, 2000	$13.86	0.07	1.23	1.30	(0.07)	(0.45)	(0.52)	—	$14.64	9.46%	0.48%		1.01%	1.22%	30%	$20,555
Period Ended July 31, 1999(a)	$10.00	0.09	3.89	3.98	(0.09)	(0.03)	(0.12)	—	$13.86	39.93%^	0.79	%^^	0.88%^^	1.52%^^	36%	$14,365
LARGE CAP FUND
Six Months Ended January 31, 2004#	$16.34	(0.01)	2.14	2.13	—	—	—	—	$18.47	13.05%^	(0.09	)%^^	1.26%^^	1.39%^^	10%	$105,471
Year Ended July 31, 2003	$15.45	0.01	1.53	1.54	(0.02)	(0.63)	(0.65)	—	$16.34	10.45%	0.09%		1.26%	1.39%	7%	$88,989
Year Ended July 31, 2002	$21.22	(0.01)	(4.57)	(4.58)	—	(1.19)	(1.19)	—	$15.45	(22.75)%	(0.05)%		1.26%	1.37%	11%	$57,330
Year Ended July 31, 2001†	$28.14	(0.04)	(2.82)	(2.86)	—	(4.06)	(4.06)	—	$21.22	(11.72)%	(0.16)%		1.25%	1.36%	10%	$66,813
Period Ended July 31, 2000(b)	$28.02	(0.01)	0.14	0.13	(0.01)	—	(0.01)	—	$28.14	0.45%^	(0.07	)%^^	1.14%^^	1.37%^^	10%	$81,099
Year Ended December 31, 1999†	$27.55	0.03	5.07	5.10	(0.03)	(4.60)	(4.63)	—	$28.02	18.85%	0.12%		1.04%	1.39%	15%	$79,211
Period Ended December 31, 1998(c)	$23.01	0.05	5.79	5.84	(0.05)	(1.25)	(1.30)	—	$27.55	25.83%^	0.21	%^^	1.03%^^	1.03%^^	3%	$57,772
Year Ended February 28, 1998	$16.68	0.11	6.48	6.59	(0.11)	(0.15)	(0.26)	—	$23.01	39.74%	0.54%		0.99%	(d )	6%	$715,631

#	Unaudited.
†	Net investment income (loss) is based on average shares outstanding during the period.
*	Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^	Not annualized.
^^	Annualized.
(a)	For the period from September 1, 1998 (commencement of operations) through July 31, 1999.
(b)	For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c)	For the period from March 1, 1998 through December 31, 1998. In conjunction with the reorganization of the ISG Funds, the Fund changed its fiscal year end to December 31.
(d)	There were no fee reductions in this period.

See notes to financial statements.

AMSOUTH FUNDS

Financial Highlights

A SHARES

Selected data for a share outstanding throughout the period indicated.

		Investment Activities			Less Dividends from							Ratios (to average net assets)/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments, Futures, and Foreign Currencies	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Redemption Fees		Net Asset Value, End of Period	Total Return (Excluding Sales Charge)	Net Investment Income		Net Expenses	Expenses (before Reductions/ Reimbursements)	Portfolio Turnover Rate*	Net Assets, End of Period (000’s)
CAPITAL GROWTH FUND
Six Months Ended January 31, 2004#	$8.75	(0.02)	1.10	1.08	—	—	—	—		$9.83	12.34%^	(0.41	)%^^	1.30%^^	1.38%^^	58%	$28,993
Year Ended July 31, 2003	$7.96	(0.03)	0.82	0.79	—	—	—	—		$8.75	9.92%	(0.47)%		1.31%	1.38%	151%	$23,915
Year Ended July 31, 2002	$10.86	(0.07)	(2.83)	(2.90)	—	—	—	—		$7.96	(26.70)%	(0.76)%		1.31%	1.37%	115%	$16,457
Year Ended July 31, 2001†	$14.97	(0.09)	(2.86)	(2.95)	—	(1.16)	(1.16)	—		$10.86	(21.27)%	(0.67)%		1.30%	1.36%	100%	$19,574
Period Ended July 31, 2000(a)	$14.37	(0.04)	0.64	0.60	—	—	—	—		$14.97	4.18%^	(0.49	)%^^	1.32%^^	1.37%^^	91%	$14,137
Year Ended December 31, 1999†	$14.20	(0.04)	2.97	2.93	—	(2.76)	(2.76)	—		$14.37	21.85%	(0.33)%		1.32%	1.33%	178%	$10,310
Year Ended December 31, 1998	$12.80	(0.01)	3.89	3.88	—	(2.48)	(2.48)	—		$14.20	32.05%	(0.19)%		1.28%	1.29%	152%	$4,631
MID CAP FUND
Six Months Ended January 31, 2004#	$10.42	0.01	2.03	2.04	(0.01)	—	(0.01)	—	‡	$12.45	19.57%^	0.09	%^^	1.11%^^	1.60%^^	78%	$13,355
Year Ended July 31, 2003	$9.39	0.01	1.03	1.04	(0.01)	—	(0.01)	—		$10.42	11.08%	0.08%		1.15%	1.65%	59%	$9,085
Year Ended July 31, 2002	$12.06	(0.16)	(2.51)	(2.67)	—	—	—	—		$9.39	(22.14)%	(1.31)%		1.66%	1.83%	221%	$8,234
Year Ended July 31, 2001†	$16.67	(0.17)	(4.44)	(4.61)	—	—	—	—		$12.06	(27.65)%	(1.17)%		1.57%	1.65%	120%	$12,546
Period Ended July 31, 2000(a)†	$17.33	(0.13)	(0.53)	(0.66)	—	—	—	—		$16.67	(3.81)%^	(1.27	)%^^	1.62%^^	1.65%^^	39%	$11,536
Period Ended December 31, 1999(b)†	$10.00	(0.14)	7.47	7.33	—	—	—	—		$17.33	73.30%^	(1.62	)%^^	2.28%^^	2.29%^^	20%	$2,357
SMALL CAP FUND
Six Months Ended January 31, 2004#	$7.22	(0.05)	1.15	1.10	—	—	—	—	‡	$8.32	15.24%^	(1.29	)%^^	1.59%^^	1.77%^^	92%	$8,114
Year Ended July 31, 2003	$7.13	(0.07)	(0.16)	0.09	—	—	—	—		$7.22	1.26%	(1.25)%		1.60%	1.78%	221%	$5,929
Year Ended July 31, 2002	$10.12	(0.11)	(2.88)	(2.99)	—	—	—	—		$7.13	(29.55)%	(1.25)%		1.61%	1.77%	227%	$5,114
Year Ended July 31, 2001†	$12.52	(0.14)	(1.05)	(1.19)	—	(1.21)	(1.21)	—		$10.12	(10.33)%	(1.22)%		1.61%	1.77%	220%	$8,346
Year Ended July 31, 2000	$8.40	(0.08)	4.20	4.12	—	—	—	—		$12.52	49.05%	(1.11)%		1.53%	1.85%	318%	$8,408
Year Ended July 31, 1999	$9.14	(0.10)	(0.64)	(0.74)	—	—	—	—		$8.40	(8.10)%	(1.07)%		1.66%	2.68%	208%	$1,073
INTERNATIONAL EQUITY FUND
Six Months Ended January 31, 2004#	$8.69	0.02	2.72	2.74	(0.09)	—	(0.09)	—	‡	$11.34	31.62%^	(0.03	)%^^	1.32%^^	1.82%^^	4%	$10,278
Year Ended July 31, 2003	$7.81	0.01	0.87	0.88	(0.01)	—	(0.01)	0.01		$8.69	11.35%	1.25%		1.36%	1.86%	18%	$4,711
Year Ended July 31, 2002	$9.49	0.02	(1.70)	(1.68)	—	—	—	—		$7.81	(17.70)%	0.35%		1.60%	1.89%	160%	$3,932
Year Ended July 31, 2001†	$12.36	0.06	(2.54)	(2.48)	(0.03)	(0.36)	(0.39)	—		$9.49	(20.62)%	0.52%		1.62%	1.89%	45%	$2,685
Period Ended July 31, 2000(a)†	$13.27	0.05	(0.96)	(0.91)	—	—	—	—		$12.36	(6.78)%^	0.69	%^^	1.69%^^	2.01%^^	32%	$1,799
Year Ended December 31, 1999	$10.58	0.02	2.81	2.83	(0.14)	—	(0.14)	—		$13.27	26.77%	0.26%		1.59%	2.12%	40%	$1,033
Period Ended December 31, 1998(c)	$10.46	0.03	0.12	0.15	(0.03)	—	(0.03)	—		$10.58	1.42%^	0.71	%^^	1.81%^^	2.16%^^	62%	$149
Period Ended February 28, 1998(d)	$10.00	(0.02)	0.49	0.47	(0.01)	—	(0.01)	—		$10.46	4.71%^	(0.48	)%^^	1.77%^^	2.27%^^	21%	$26,533

#	Unaudited.
†	Net investment income (loss) is based on average shares outstanding during the period.
‡	Less than one cent per share.
*	Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^	Not annualized.
^^	Annualized.
(a)	For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(b)	For the period from May 4, 1999 (commencement of operations) through December 31, 1999.
(c)	For the period from March 1, 1998 through December 31, 1998. In conjunction with the reorganization of the ISG Funds, the Fund changed its fiscal year end to December 31.
(d)	For the period from August 15, 1997 (commencement of operations) through February 28, 1998.

See notes to financial statements.

AMSOUTH FUNDS

Financial Highlights

A SHARES

Selected data for a share outstanding throughout the period indicated.

		Investment Activities			Less Dividends from						Ratios (to average net assets)/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments*	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Redemption Fees	Net Asset Value, End of Period	Total Return (Excluding Sales Charge)	Net Investment Income	Net Expenses	Expenses (before Reductions/ Reimbursements)	Portfolio Turnover Rate**	Net Assets, End of Period (000’s)
BALANCED FUND
Six Months Ended January 31, 2004#	$11.37	0.10	1.04	1.14	(0.11)	—	(0.11)	—	$12.40	10.09%^	1.67%^^	1.31%^^	1.41%^^	19%	$88,859
Year Ended July 31, 2003	$10.89	0.22	0.66	0.88	(0.26)	(0.14)	(0.40)	—	$11.37	8.34%	2.03%	1.34%	1.42%	86%	$78,679
Year Ended July 31, 2002	$12.46	0.30	(1.20)	(0.90)	(0.31)	(0.36)	(0.67)	—	$10.89	(7.55)%	2.57%	1.34%	1.41%	34%	$69,674
Year Ended July 31, 2001†	$12.48	0.36	1.28	1.64	(0.39)	(1.27)	(1.66)	—	$12.46	13.93%	2.90%	1.31%	1.38%	14%	$54,978
Year Ended July 31, 2000	$14.93	0.44	(0.64)	(0.20)	(0.47)	(1.78)	(2.25)	—	$12.48	(1.05)%	3.28%	1.35%	1.37%	16%	$21,951
Year Ended July 31, 1999	$15.19	0.41	0.93	1.34	(0.40)	(1.20)	(1.60)	—	$14.93	9.40%	2.67%	1.34%	1.35%	23%	$43,223
AGGRESSIVE GROWTH PORTFOLIO
Six Months Ended January 31, 2004#	$7.73	0.01	1.15	1.16	(0.01)	—	(0.01)	—	$8.88	14.99%^	0.28%^^	0.58%^^	0.97%^^	18%	$18,432
Year Ended July 31, 2003	$7.04	—	0.69	0.69	—	—	—	—	$7.73	9.81%	(0.02)%	0.66%	1.09%	100%	$11,310
Year Ended July 31, 2002	$9.91	(0.02)	(2.21)	(2.23)	—	(0.64)	(0.64)	—	$7.04	(23.76)%	(0.31)%	0.71%	1.12%	50%	$7,565
Year Ended July 31, 2001†	$11.53	0.08	(0.39)	(0.31)	(0.15)	(1.16)	(1.31)	—	$9.91	(3.42)%	0.78%	0.79%	1.20%	36%	$1,393
Period Ended July 31, 2000(a)	$11.54	0.02	(0.01)	0.01	(0.02)	—	(0.02)	—	$11.53	0.06%^	0.26%^^	0.86%^^	1.24%^^	22%	$476
Period Ended December 31, 1999(b)	$10.00	0.09	1.60	1.69	(0.11)	(0.04)	(0.15)	—	$11.54	16.92%^	1.65%^^	0.96%^^	6.10%^^	95%	$450
GROWTH PORTFOLIO
Six Months Ended January 31, 2004#	$8.21	0.04	0.97	1.01	(0.05)	—	(0.05)	—	$9.17	12.29%^	1.03%^^	0.53%^^	0.94%^^	63%	$18,677
Year Ended July 31, 2003	$7.59	0.07	0.62	0.69	(0.07)	—	(0.07)	—	$8.21	9.18%	0.94%	0.61%	1.06%	128%	$10,978
Year Ended July 31, 2002	$9.38	0.08	(1.48)	(1.40)	(0.09)	(0.30)	(0.39)	—	$7.59	(15.49)%	0.96%	0.71%	1.14%	63%	$4,448
Year Ended July 31, 2001†	$10.47	0.23	(0.42)	(0.19)	(0.23)	(0.67)	(0.90)	—	$9.38	(2.04)%	2.31%	0.78%	1.22%	38%	$981
Period Ended July 31, 2000(a)	$10.58	0.07	(0.11)	(0.04)	(0.07)	—	(0.07)	—	$10.47	(0.43)%^	1.27%^^	0.86%^^	1.25%^^	97%	$763
Period Ended December 31, 1999(c)	$9.93	0.14	0.73	0.87	(0.14)	(0.08)	(0.22)	—	$10.58	8.85%^	2.44%^^	0.94%^^	9.41%^^	76%	$164
GROWTH AND INCOME PORTFOLIO
Six Months Ended January 31, 2004#	$8.88	0.06	0.82	0.88	(0.07)	—	(0.07)	—	$9.69	9.99%^	1.42%^^	0.58%^^	0.83%^^	30%	$37,308
Year Ended July 31, 2003	$8.33	0.12	0.56	0.68	(0.13)	—	(0.13)	—	$8.88	8.30%	1.51%	0.62%	0.86%	135%	$28,745
Year Ended July 31, 2002	$9.76	0.18	(1.14)	(0.96)	(0.19)	(0.28)	(0.47)	—	$8.33	(10.17)%	2.04%	0.60%	0.82%	69%	$14,312
Year Ended July 31, 2001†	$10.54	0.24	(0.07)	0.17	(0.32)	(0.63)	(0.95)	—	$9.76	1.61%	2.44%	0.63%	0.87%	51%	$6,535
Period Ended July 31, 2000(a)	$10.48	0.14	0.04	0.18	(0.12)	—	(0.12)	—	$10.54	1.69%^	2.15%^^	0.72%^^	0.88%^^	21%	$271
Period Ended December 31, 1999(d)	$10.10	0.11	0.41	0.52	(0.11)	(0.03)	(0.14)	—	$10.48	5.21%^	2.44%^^	0.95%^^	2.27%^^	57%	$535
MODERATE GROWTH AND INCOME PORTFOLIO
Six Months Ended January 31, 2004#	$9.04	0.08	0.67	0.75	(0.09)	—	(0.09)	—	$9.70	8.35%^	1.78%^^	0.60%^^	0.99%^^	20%	$11,940
Year Ended July 31, 2003	$8.58	0.16	0.50	0.66	(0.17)	(0.03)	(0.20)	—	$9.04	7.85%	1.87%	0.64%	1.07%	136%	$10,988
Year Ended July 31, 2002	$9.74	0.21	(0.94)	(0.73)	(0.23)	(0.20)	(0.43)	—	$8.58	(7.80)%	2.48%	0.65%	1.07%	65%	$6,236
Year Ended July 31, 2001†	$10.06	0.32	0.15	0.47	(0.34)	(0.45)	(0.79)	—	$9.74	4.91%	3.26%	0.77%	1.20%	62%	$231
Period Ended July 31, 2000(a)	$9.96	0.14	0.10	0.24	(0.14)	—	(0.14)	—	$10.06	2.43%^	2.85%^^	0.91%^^	1.26%^^	21%	$48
Period Ended December 31, 1999(e)	$9.86	0.17	0.16	0.33	(0.17)	(0.06)	(0.23)	—	$9.96	3.37%^	3.32%^^	0.93%^^	9.78%^^	124%	$172

#	Unaudited.
†	Net investment income (loss) is based on average shares outstanding during the period.
*	Represents investments in affiliates for the Strategic Portfolios.
**	Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^	Not annualized.
^^	Annualized.
(a)	For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(b)	For the period from January 13, 1999 (commencement of operations) through December 31, 1999.
(c)	For the period from February 11, 1999 (commencement of operations) through December 31, 1999.
(d)	For the period from March 8, 1999 (commencement of operations) through December 31, 1999.
(e)	For the period from February 9, 1999 (commencement of operations) through December 31, 1999.

See notes to financial statements.

AMSOUTH FUNDS

Financial Highlights

A SHARES

Selected data for a share outstanding throughout the period indicated.

		Investment Activities			Less Dividends from							Ratios (to average net assets)/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Redemption Fees		Net Asset Value, End of Period	Total Return (Excluding Sales Charge)	Net Investment Income	Net Expenses	Expenses (before Reductions/ Reimbursements)	Portfolio Turnover Rate*	Net Assets, End of Period (000’s)
GOVERNMENT INCOME FUND
Six Months Ended January 31, 2004#	$10.05	0.17	0.05	0.22	(0.21)	(0.01)	(0.22)	—		$10.05	2.26%^	3.40%^^	1.00%^^	1.23%^^	46%	$19,167
Year Ended July 31, 2003	$10.26	0.41	(0.05)	0.36	(0.42)	(0.15)	(0.57)	—		$10.05	3.47%	3.84%	1.01%	1.23%	43%	$20,721
Year Ended July 31, 2002	$10.10	0.48	0.20	0.68	(0.52)	—	(0.52)	—		$10.26	6.96%	4.74%	1.00%	1.21%	18%	$8,800
Year Ended July 31, 2001†	$9.60	0.55	0.50	1.05	(0.55)	—	(0.55)	—		$10.10	11.25%	5.47%	0.99%	1.20%	25%	$5,672
Year Ended July 31, 2000	$9.62	0.56	(0.04)	0.52	(0.54)	—	(0.54)	—		$9.60	5.55%	5.77%	0.85%	1.30%	42%	$5,879
Year Ended July 31, 1999	$9.88	0.54	(0.28)	0.26	(0.52)	—	(0.52)	—		$9.62	2.62%	5.35%	0.70%	1.90%	27%	$5,436
LIMITED TERM BOND FUND
Six Months Ended January 31, 2004#	$10.65	0.12	0.02	0.14	(0.16)	—	(0.16)	—	‡	$10.63	1.30%^	2.35%^^	0.97%^^	1.21%^^	10%	$32,803
Year Ended July 31, 2003	$10.70	0.36	0.01	0.37	(0.42)	—	(0.42)	—		$10.65	3.52%	3.28%	0.98%	1.22%	32%	$38,211
Year Ended July 31, 2002	$10.55	0.48	0.18	0.66	(0.51)	—	(0.51)	—		$10.70	6.44%	4.54%	1.00%	1.21%	29%	$22,813
Year Ended July 31, 2001†	$10.13	0.57	0.43	1.00	(0.58)	—	(0.58)	—		$10.55	10.12%	5.43%	1.00%	1.22%	44%	$9,918
Year Ended July 31, 2000	$10.29	0.59	(0.13)	0.46	(0.62)	—	(0.62)	—		$10.13	4.59%	5.60%	0.96%	1.24%	34%	$7,913
Year Ended July 31, 1999	$10.43	0.57	(0.15)	0.42	(0.56)	—	(0.56)	—		$10.29	4.01%	5.49%	0.81%	1.23%	39%	$2,716
BOND FUND
Six Months Ended January 31, 2004#	$11.33	0.23	0.11	0.34	(0.24)	(0.09)	(0.33)	—	‡	$11.34	2.99%^	3.63%^^	0.99%^^	1.22%^^	16%	$45,674
Year Ended July 31, 2003	$11.43	0.46	0.11	0.57	(0.52)	(0.15)	(0.67)	—		$11.33	5.04%	3.97%	0.99%	1.22%	33%	$50,591
Year Ended July 31, 2002	$11.13	0.53	0.36	0.89	(0.56)	(0.03)	(0.59)	—		$11.43	8.19%	4.69%	0.99%	1.20%	35%	$35,869
Year Ended July 31, 2001†	$10.52	0.58	0.62	1.20	(0.59)	—	(0.59)	—		$11.13	11.63%	5.30%	0.99%	1.20%	24%	$16,877
Year Ended July 31, 2000	$10.63	0.58	(0.06)	0.52	(0.61)	(0.02)	(0.63)	—		$10.52	5.10%	5.54%	0.91%	1.21%	27%	$9,500
Year Ended July 31, 1999	$11.05	0.61	(0.32)	0.29	(0.58)	(0.13)	(0.71)	—		$10.63	2.58%	5.46%	0.81%	1.20%	18%	$7,070

#	Unaudited.
†	Net investment income (loss) is based on average shares outstanding during the period.
‡	Less than one cent per share.
*	Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^	Not annualized.
^^	Annualized.

See notes to financial statements.

AMSOUTH FUNDS

Financial Highlights

A SHARES

Selected data for a share outstanding throughout the period indicated.

		Investment Activities			Less Dividends from						Ratios (to average net assets)/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Redemption Fees	Net Asset Value, End of Period	Total Return (Excluding Sales Charge)	Net Investment Income	Net Expenses	Expenses (before Reductions/ Reimbursements)	Portfolio Turnover Rate*	Net Assets, End of Period (000’s)
MUNICIPAL BOND FUND
Six Months Ended January 31, 2004#	$10.32	0.17	0.18	0.35	(0.19)	(0.01)	(0.20)	—	$10.47	3.44%^	3.31%^^	0.88%^^	1.21%^^	0%	$15,458
Year Ended July 31, 2003	$10.38	0.35	(0.05)	0.30	(0.33)	(0.03)	(0.36)	—	$10.32	2.96%	3.35%	0.89%	1.21%	7%	$16,385
Year Ended July 31, 2002	$10.18	0.37	0.23	0.60	(0.39)	(0.01)	(0.40)	—	$10.38	6.05%	3.72%	0.89%	1.20%	10%	$11,553
Year Ended July 31, 2001†	$9.76	0.39	0.41	0.80	(0.38)	—	(0.38)	—	$10.18	8.36%	3.88%	0.89%	1.20%	5%	$8,022
Year Ended July 31, 2000	$9.87	0.40	(0.06)	0.34	(0.40)	(0.05)	(0.45)	—	$9.76	3.62%	4.12%	0.82%	1.20%	9%	$6,516
Year Ended July 31, 1999	$10.13	0.41	(0.17)	0.24	(0.39)	(0.11)	(0.50)	—	$9.87	2.31%	4.01%	0.71%	1.20%	21%	$2,694
FLORIDA TAX-EXEMPT FUND
Six Months Ended January 31, 2004#	$10.70	0.18	0.19	0.37	(0.17)	(0.01)	(0.18)	—	$10.89	3.53%^	3.23%^^	0.83%^^	1.19%^^	4%	$4,184
Year Ended July 31, 2003	$10.79	0.36	(0.08)	0.28	(0.37)	—	(0.37)	—	$10.70	2.58%	3.35%	0.84%	1.25%	6%	$6,955
Year Ended July 31, 2002	$10.51	0.39	0.27	0.66	(0.38)	—	(0.38)	—	$10.79	6.38%	3.64%	0.87%	1.26%	13%	$4,002
Year Ended July 31, 2001†	$10.16	0.40	0.35	0.75	(0.40)	—	(0.40)	—	$10.51	7.46%	3.79%	0.90%	1.29%	7%	$3,267
Year Ended July 31, 2000	$10.22	0.44	(0.06)	0.38	(0.41)	(0.03)	(0.44)	—	$10.16	3.99%	4.10%	0.74%	1.30%	11%	$2,655
Year Ended July 31, 1999	$10.45	0.41	(0.18)	0.23	(0.40)	(0.06)	(0.46)	—	$10.22	2.06%	4.00%	0.59%	1.26%	34%	$12,195
TENNESSEE TAX-EXEMPT FUND
Six Months Ended January 31, 2004#	$10.33	0.14	0.20	0.34	(0.15)	(0.05)	(0.20)	—	$10.47	3.31%^	2.69%^^	1.03%^^	1.31%^^	0%	$6,634
Year Ended July 31, 2003	$10.37	0.29	(0.05)	0.24	(0.28)	—	(0.28)	—	$10.33	2.29%	2.70%	1.07%	1.34%	21%	$9,325
Year Ended July 31, 2002	$10.10	0.31	0.27	0.58	(0.31)	—	(0.31)	—	$10.37	5.87%	3.02%	1.08%	1.31%	60%	$3,432
Year Ended July 31, 2001†	$9.74	0.36	0.36	0.72	(0.36)	—	(0.36)	—	$10.10	7.55%	3.63%	1.09%	1.33%	123%	$3,764
Period Ended July 31, 2000(a)	$9.55	0.21	0.18	0.39	(0.20)	—	(0.20)	—	$9.74	4.15%^	3.78%^^	1.13%^^	1.27%^^	23%	$2,919
Year Ended December 31, 1999	$10.19	0.33	(0.64)	(0.31)	(0.33)	—	(0.33)	—	$9.55	(3.07)%	3.34%	1.25%	1.26%	64%	$3,324
Year Ended December 31, 1998	$10.18	0.35	0.08	0.43	(0.35)	(0.07)	(0.42)	—	$10.19	4.25%	3.37%	1.20%	1.20%	155%	$2,919

#	Unaudited.
†	Net investment income (loss) is based on average shares outstanding during the period.
*	Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^	Not annualized.
^^	Annualized.
(a)	For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.

See notes to financial statements.

AMSOUTH FUNDS

Financial Highlights

A SHARES†

Selected data for a share outstanding throughout the period indicated.

		Investment Activities							Ratios (to average net assets)/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Less Dividends from Net Investment Income	Redemption Fees	Net Asset Value, End of Period	Total Return (Excluding Sales Charge)	Net Investment Income	Net Expenses	Expenses (before Reductions/ Reimbursements)	Net Assets, End of Period (000’s)
PRIME MONEY MARKET FUND
Six Months Ended January 31, 2004#	$1.000	0.002	—	0.002	(0.002)	—	$1.000	0.15%^	0.31%^^	0.79%^^	0.97%^^	$436,266
Year Ended July 31, 2003	$1.000	0.006	—	0.006	(0.006)	—	$1.000	0.63%	0.64%	0.80%	0.97%	$439,061
Year Ended July 31, 2002	$1.000	0.015	—	0.015	(0.015)	—	$1.000	1.53%	1.53%	0.79%	0.94%	$551,767
Year Ended July 31, 2001	$1.000	0.049	—	0.049	(0.049)	—	$1.000	5.03%	4.96%	0.77%	0.94%	$564,977
Year Ended July 31, 2000	$1.000	0.051	—	0.051	(0.051)	—	$1.000	5.20%	5.35%	0.75%	0.94%	$645,275
Year Ended July 31, 1999	$1.000	0.044	—	0.044	(0.044)	—	$1.000	4.48%	4.40%	0.78%	0.94%	$136,078
TREASURY RESERVE MONEY MARKET FUND
Six Months Ended January 31, 2004#	$1.000	0.001	—	0.001	(0.001)	—	$1.000	0.09%^	0.19%^^	0.83%^^	1.05%^^	$94,668
Year Ended July 31, 2003	$1.000	0.006	—	0.006	(0.006)	—	$1.000	0.56%	0.60%	0.84%	1.01%	$46,753
Year Ended July 31, 2002	$1.000	0.015	—	0.015	(0.015)	—	$1.000	1.53%	1.54%	0.79%	0.96%	$98,582
Year Ended July 31, 2001	$1.000	0.048	—	0.048	(0.048)	—	$1.000	4.95%	4.90%	0.72%	0.95%	$99,777
Period Ended July 31, 2000(a)	$1.000	0.030	—	0.030	(0.030)	—	$1.000	3.07%^	5.21%^^	0.65%^^	0.86%^^	$143,901
Year Ended December 31, 1999	$1.000	0.043	—	0.043	(0.043)	—	$1.000	4.38%	4.28%	0.60%	0.70%	$143,208
Year Ended December 31, 1998	$1.000	0.046	—	0.046	(0.046)	—	$1.000	4.68%	4.56%	0.77%	0.78%	$167,475
TAX-EXEMPT MONEY MARKET FUND
Six Months Ended January 31, 2004#	$1.000	0.002	—	0.002	(0.002)	—	$1.000	0.16%^	0.32%^^	0.64%^^	0.97%^^	$30,563
Year Ended July 31, 2003	$1.000	0.005	—	0.005	(0.005)	—	$1.000	0.48%	0.48%	0.79%	0.97%	$33,748
Year Ended July 31, 2002	$0.999	0.009	(0.001)	0.008	(0.009)	—	$0.998	0.87%	0.87%	0.81%	0.96%	$31,408
Year Ended July 31, 2001	$0.998	0.028	0.001	0.029	(0.028)	—	$0.999	2.83%	2.84%	0.80%	0.96%	$40,728
Year Ended July 31, 2000	$1.000	0.031	(0.002)	0.029	(0.031)	—	$0.998	3.11%	3.14%	0.71%	0.97%	$51,260
Year Ended July 31, 1999	$1.000	0.026	—	0.026	(0.026)	—	$1.000	2.66%	2.64%	0.59%	0.98%	$22,844
INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET FUND
Six Months Ended January 31, 2004#	$1.000	0.004	—	0.004	(0.004)	—	$1.000	0.30%^	0.59%^^	0.50%^^	0.66%^^	$140,059
Year Ended July 31, 2003	$1.000	0.009	—	0.009	(0.009)	—	$1.000	0.93%	0.92%	0.51%	0.66%	$193,468
Year Ended July 31, 2002	$1.000	0.018	—	0.018	(0.018)	—	$1.000	1.83%	1.91%	0.50%	0.64%	$207,511
Year Ended July 31, 2001	$1.000	0.052	—	0.052	(0.052)	—	$1.000	5.31%	5.00%	0.50%	0.65%	$361,629
Year Ended July 31, 2000	$1.000	0.054	—	0.054	(0.054)	—	$1.000	5.55%	5.69%	0.45%	0.66%	$180,873
Period Ended July 31, 1999(b)	$1.000	0.020	—	0.020	(0.020)	—	$1.000	1.96%^	4.45%^^	0.49%^^	0.72%^^	$26,000

#	Unaudited.
†	Represents Class 2 Shares for Institutional Prime Obligations Money Market Fund.
^	Not annualized.
^^	Annualized.
(a)	For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(b)	For the period from February 19, 1999 (commencement of operations) through July 31, 1999.

See notes to financial statements.

AMSOUTH FUNDS

Financial Highlights

B SHARES

Selected data for a share outstanding throughout the period indicated.

		Investment Activities			Less Dividends from						Ratios (to average net assets)/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments and Futures	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Redemption Fees	Net Asset Value, End of Period	Total Return (Excluding Redemption Charge)	Net Investment Income		Net Expenses	Expenses (before Reductions/ Reimbursements)	Portfolio Turnover Rate*	Net Assets, End of Period (000’s)
VALUE FUND
Six Months Ended January 31, 2004#	$12.83	—	1.94	1.94	(0.02)	—	(0.02)	—	$14.75	15.18%^	0.07	%^^	2.09%^^	2.13%^^	16%	$31,385
Year Ended July 31, 2003	$12.57	0.05	0.79	0.84	(0.06)	(0.52)	(0.58)	—	$12.83	7.17%	0.45%		2.11%	2.14%	117%	$28,786
Year Ended July 31, 2002	$20.15	(0.02)	(5.93)	(5.95)	(0.02)	(1.61)	(1.63)	—	$12.57	(31.68)%	(0.27)%		2.10%	2.11%	59%	$13,133
Year Ended July 31, 2001†	$19.41	(0.03)	3.58	3.55	(0.04)	(2.77)	(2.81)	—	$20.15	20.09%	(0.16)%		2.09%	2.10%	43%	$10,322
Year Ended July 31, 2000	$25.14	0.07	(2.19)	(2.12)	(0.11)	(3.50)	(3.61)	—	$19.41	(8.86)%	0.32%		2.10%	2.11%	17%	$7,949
Year Ended July 31, 1999	$24.55	0.02	3.10	3.12	(0.06)	(2.47)	(2.53)	—	$25.14	14.03%	0.05%		2.08%	2.09%	18%	$12,394
SELECT EQUITY FUND
Six Months Ended January 31, 2004#	$11.61	(0.01)	1.74	1.73	(0.02)	(0.10)	(0.12)	—	$13.22	14.87%^	(0.20	)%^^	2.05%^^	2.16%^^	18%	$10,835
Year Ended July 31, 2003	$10.77	(0.02)	0.88	0.86	(0.02)	—	(0.02)	—	$11.61	7.98%	(0.28)%		2.08%	2.24%	8%	$7,758
Year Ended July 31, 2002	$11.08	(0.03)	(0.28)	(0.31)	—	—	—	—	$10.77	(2.77)%	(0.45)%		2.19%	2.44%	38%	$4,800
Year Ended July 31, 2001†	$8.64	(0.08)	2.52	2.44	—	—	—	—	$11.08	28.24%	(0.75)%		2.44%	2.80%	19%	$1,586
Year Ended July 31, 2000†	$11.83	(0.01)	(2.34)	(2.35)	(0.03)	(0.81)	(0.84)	—	$8.64	(20.47)%	(0.08)%		2.21%	2.72%	25%	$715
Period Ended July 31, 1999(a)	$9.98	0.02	1.86	1.88	(0.02)	(0.01)	(0.03)	—	$11.83	18.83%^	(0.49	)%^^	1.99%^^	2.58%^^	10%	$1,933
ENHANCED MARKET FUND
Six Months Ended January 31, 2004#	$9.68	0.01	1.44	1.45	(0.01)	—	(0.01)	—	$11.12	14.99%^	0.05	%^^	1.70%^^	1.80%^^	12%	$11,453
Year Ended July 31, 2003	$8.99	0.01	0.69	0.70	(0.01)	—	(0.01)	—	$9.68	7.79%	0.06%		1.75%	1.87%	27%	$9,566
Year Ended July 31, 2002	$12.11	(0.05)	(2.91)	(2.96)	—	(0.16)	(0.16)	—	$8.99	(24.73)%	(0.34)%		1.82%	1.94%	34%	$8,644
Year Ended July 31, 2001†	$14.55	(0.06)	(2.14)	(2.20)	(0.02)	(0.22)	(0.24)	—	$12.11	(15.28)%	(0.48)%		1.80%	1.89%	42%	$13,713
Year Ended July 31, 2000	$13.82	(0.04)	1.22	1.18	—	(0.45)	(0.45)	—	$14.55	8.65%	(0.31)%		1.77%	1.93%	30%	$17,095
Period Ended July 31, 1999(a)	$10.30	0.03	3.55	3.58	(0.03)	(0.03)	(0.06)	—	$13.82	34.85%^	(0.12	)%^^	1.73%^^	2.28%^^	36%	$6,132
LARGE CAP FUND
Six Months Ended January 31, 2004#	$15.68	(0.07)	2.05	1.98	—	—	—	—	$17.66	12.63%^	(0.84	)%^^	2.01%^^	2.14%^^	10%	$26,724
Year Ended July 31, 2003	$14.94	(0.09)	1.46	1.37	—	(0.63)	(0.63)	—	$15.68	9.63%	(0.66)%		2.01%	2.14%	7%	$23,334
Year Ended July 31, 2002	$20.70	(0.15)	(4.42)	(4.57)	—	(1.19)	(1.19)	—	$14.94	(23.31)%	(0.80)%		2.01%	2.12%	11%	$21,739
Year Ended July 31, 2001†	$27.74	(0.21)	(2.77)	(2.98)	—	(4.06)	(4.06)	—	$20.70	(12.40)%	(0.91)%		2.00%	2.11%	10%	$28,118
Period Ended July 31, 2000(b)	$27.75	(0.13)	0.12	(0.01)	—	—	—	—	$27.74	(0.04)%^	(0.93	)%^^	2.00%^^	2.07%^^	10%	$24,655
Year Ended December 31, 1999†	$27.54	(0.23)	5.04	4.81	—	(4.60)	(4.60)	—	$27.75	17.78%	(0.79)%		1.98%	2.00%	15%	$18,584
Period Ended December 31, 1998(c)	$25.98	—	1.56	1.56	—	—	—	—	$27.54	6.02%^	0.23	%^^	1.10%^^	2.11%^^	3%	$100

#	Unaudited.
†	Net investment income (loss) is based on average shares outstanding during the period.
*	Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^	Not annualized.
^^	Annualized.
(a)	For the period from September 2, 1998 (commencement of operations) through July 31, 1999.
(b)	For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c)	For the period from December 15, 1998 (commencement of operations) through December 31, 1998.

See notes to financial statements.

AMSOUTH FUNDS

Financial Highlights

B SHARES

Selected data for a share outstanding throughout the period indicated.

		Investment Activities			Less Dividends from							Ratios (to average net assets)/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments, Futures, and Foreign Currencies	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Redemption Fees		Net Asset Value, End of Period	Total Return (Excluding Redemption Charge)	Net Investment Income		Net Expenses	Expenses (before Reductions/ Reimbursements)	Portfolio Turnover Rate*	Net Assets, End of Period (000’s)
CAPITAL GROWTH FUND
Six Months Ended January 31, 2004#	$8.25	(0.05)	1.04	0.99	—	—	—	—		$9.24	12.00%^	(1.16	)%^^	2.05%^^	2.13%^^	58%	$9,217
Year Ended July 31, 2003	$7.56	(0.10)	0.79	0.69	—	—	—	—		$8.25	9.13%	(1.21)%		2.06%	2.13%	151%	$8,571
Year Ended July 31, 2002	$10.39	(0.27)	(2.56)	(2.83)	—	—	—	—		$7.56	(27.24)%	(3.86)%		2.04%	2.12%	115%	$8,746
Year Ended July 31, 2001†	$14.46	(0.17)	(2.74)	(2.91)	—	(1.16)	(1.16)	—		$10.39	(21.77)%	(1.35)%		1.96%	2.11%	100%	$8,967
Period Ended July 31, 2000(a)	$13.93	(0.09)	0.62	0.53	—	—	—	—		$14.46	3.80%^	(1.11	)%^^	1.96%^^	2.07%^^	91%	$8,939
Year Ended December 31, 1999†	$13.92	(0.14)	2.91	2.77	—	(2.76)	(2.76)	—		$13.93	21.11%	(0.93)%		1.92%	1.93%	178%	$7,704
Period Ended December 31, 1998(b)	$13.10	(0.05)	3.35	3.30	—	(2.48)	(2.48)	—		$13.92	26.86%^	(0.95	)%^^	2.04%^^	(e )	152%	$2,854
MID CAP FUND
Six Months Ended January 31, 2004#	$10.07	(0.04)	1.97	1.93	—	—	—	—	‡	$12.00	19.19%^	(0.66	)%^^	1.86%^^	2.35%^^	78%	$7,627
Year Ended July 31, 2003	$9.13	(0.07)	1.01	0.94	—	—	—	—		$10.07	10.30%	(0.68)%		1.90%	2.40%	59%	$6,525
Year Ended July 31, 2002	$11.83	(0.25)	(2.45)	(2.70)	—	—	—	—		$9.13	(22.82)%	(2.07)%		2.41%	2.58%	221%	$7,066
Year Ended July 31, 2001†	$16.52	(0.27)	(4.42)	(4.69)	—	—	—	—		$11.83	(28.29)%	(1.91)%		2.32%	2.41%	120%	$11,323
Period Ended July 31, 2000(a)†	$17.28	(0.20)	(0.56)	(0.76)	—	—	—	—		$16.52	(4.40)%^	(2.00	)%^^	2.33%^^	2.37%^^	39%	$12,912
Period Ended December 31, 1999(c)†	$10.00	(0.19)	7.47	7.28	—	—	—	—		$17.28	72.80%^	(2.17	)%^^	2.86%^^	2.86%^^	20%	$2,177
SMALL CAP FUND
Six Months Ended January 31, 2004#	$6.92	(0.07)	1.10	1.03	—	—	—	—	‡	$7.95	14.88%^	(2.04	)%^^	2.34%^^	2.52%^^	92%	$2,695
Year Ended July 31, 2003	$6.89	(0.12)	0.15	0.03	—	—	—	—		$6.92	0.44%	(2.01)%		2.35%	2.53%	221%	$1,987
Year Ended July 31, 2002	$9.85	(0.17)	(2.79)	(2.96)	—	—	—	—		$6.89	(30.05)%	(2.01)%		2.36%	2.52%	227%	$2,014
Year Ended July 31, 2001†	$12.31	(0.22)	(1.03)	(1.25)	—	(1.21)	(1.21)	—		$9.85	(11.03)%	(1.97)%		2.36%	2.52%	220%	$2,975
Year Ended July 31, 2000	$8.31	(0.14)	4.14	4.00	—	—	—	—		$12.31	48.13%	(1.99)%		2.39%	2.59%	318%	$2,619
Year Ended July 31, 1999	$9.11	(0.14)	(0.66)	(0.80)	—	—	—	—		$8.31	(8.78)%	(1.83)%		2.41%	3.42%	208%	$929
INTERNATIONAL EQUITY FUND
Six Months Ended January 31, 2004#	$8.49	(0.03)	2.66	2.63	—	—	—	—	‡	$11.12	30.98%^	(0.39	)%^^	1.04%^^	1.30%^^	4%	$1,611
Year Ended July 31, 2003	$7.64	—	0.85	0.85	—	—	—	—		$8.49	11.13%	0.75%		2.11%	2.61%	18%	$810
Year Ended July 31, 2002	$9.35	(0.03)	(1.68)	(1.71)	—	—	—	—		$7.64	(18.29)%	(0.39)%		2.36%	2.64%	160%	$471
Year Ended July 31, 2001†	$12.25	(0.05)	(2.49)	(2.54)	—	(0.36)	(0.36)	—		$9.35	(21.25)%	(0.44)%		2.38%	2.65%	45%	$516
Period Ended July 31, 2000(a)†	$13.21	—	(0.96)	(0.96)	—	—	—	—		$12.25	(7.19)%^	(0.04	)%^^	2.47%^^	2.72%^^	32%	$595
Period Ended December 31, 1999(d)	$10.66	(0.02)	2.69	2.67	(0.12)	—	(0.12)	—		$13.21	25.98%^	(0.54	)%^^	2.45%^^	2.73%^^	40%	$228

#	Unaudited.
†	Net investment income (loss) is based on average shares outstanding during the period.
‡	Less than one cent per share.
*	Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^	Not annualized.
^^	Annualized.
(a)	For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(b)	For the period from February 5, 1998 (commencement of operations) through December 31, 1998.
(c)	For the period from May 4, 1999 (commencement of operations) through December 31, 1999.
(d)	For the period from February 2, 1999 (commencement of operations) through December 31, 1999.
(e)	There was no fee reduction in this period.

See notes to financial statements.

AMSOUTH FUNDS

Financial Highlights

B SHARES

Selected data for a share outstanding throughout the period indicated.

		Investment Activities			Less Dividends from						Ratios (to average net assets)/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments*	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Redemption Fees	Net Asset Value, End of Period	Total Return (Excluding Redemption Charge)	Net Investment Income		Net Expenses	Expenses (before Reductions/ Reimbursements)	Portfolio Turnover Rate**	Net Assets, End of Period (000’s)
BALANCED FUND
Six Months Ended January 31, 2004#	$11.34	0.06	1.03	1.09	(0.07)	—	(0.07)	—	$12.36	9.63%^	0.92	%^^	2.06%^^	2.16%^^	19%	$24,432
Year Ended July 31, 2003	$10.86	0.14	0.66	0.80	(0.18)	(0.14)	(0.32)	—	$11.34	7.55%	1.27%		2.09%	2.17%	86%	$20,004
Year Ended July 31, 2002	$12.42	0.22	(1.19)	(0.97)	(0.23)	(0.36)	(0.59)	—	$10.86	(8.17)%	1.81%		2.09%	2.16%	34%	$16,742
Year Ended July 31, 2001†	$12.45	0.28	1.26	1.54	(0.30)	(1.27)	(1.57)	—	$12.42	13.03%	2.20%		2.06%	2.12%	14%	$9,004
Year Ended July 31, 2000	$14.90	0.34	(0.64)	(0.30)	(0.37)	(1.78)	(2.15)	—	$12.45	(1.80)%	2.54%		2.10%	2.12%	16%	$7,072
Year Ended July 31, 1999	$15.16	0.29	0.95	1.24	(0.30)	(1.20)	(1.50)	—	$14.90	8.66%	1.93%		2.09%	2.10%	23%	$10,131
AGGRESSIVE GROWTH PORTFOLIO
Six Months Ended January 31, 2004#	$7.49	(0.01)	1.11	1.10	(0.01)	—	(0.01)	—	$8.58	14.63%^	(0.44	)%^^	1.32%^^	1.71%^^	18%	$6,221
Year Ended July 31, 2003	$6.87	(0.03)	0.65	0.62	—	—	—	—	$7.49	9.02%	(0.78)%		1.40%	1.83%	100%	$2,014
Year Ended July 31, 2002	$9.77	(0.07)	(2.19)	(2.26)	—	(0.64)	(0.64)	—	$6.87	(24.43)%	(1.04)%		1.46%	1.87%	50%	$761
Year Ended July 31, 2001†	$11.42	0.06	(0.44)	(0.38)	(0.11)	(1.16)	(1.27)	—	$9.77	(4.06)%	0.58%		1.52%	1.93%	36%	$386
Period Ended July 31, 2000(a)	$11.47	(0.03)	(0.02)	(0.05)	—	—	—	—	$11.42	(0.43)%^	(0.44	)%^^	1.56%^^	1.94%^^	22%	$390
Period Ended December 31, 1999(b)	$10.03	0.07	1.50	1.57	(0.09)	(0.04)	(0.13)	—	$11.47	15.70%^	0.92	%^^	1.52%^^	7.86%^^	95%	$456
GROWTH PORTFOLIO
Six Months Ended January 31, 2004#	$8.16	—	0.96	0.96	(0.02)	—	(0.02)	—	$9.10	11.80%^	0.28	%^^	1.28%^^	1.69%^^	63%	$10,617
Year Ended July 31, 2003	$7.55	0.01	0.62	0.63	(0.02)	—	(0.02)	—	$8.16	8.39%	0.19%		1.36%	1.81%	128%	$4,491
Year Ended July 31, 2002	$9.34	0.02	(1.48)	(1.46)	(0.03)	(0.30)	(0.33)	—	$7.55	(16.13)%	0.22%		1.45%	1.89%	63%	$1,886
Year Ended July 31, 2001†	$10.44	0.15	(0.41)	(0.26)	(0.17)	(0.67)	(0.84)	—	$9.34	(2.82)%	1.53%		1.53%	1.97%	38%	$1,710
Period Ended July 31, 2000(a)	$10.57	0.03	(0.12)	(0.09)	(0.04)	—	(0.04)	—	$10.44	(0.84)%^	0.46	%^^	1.56%^^	1.97%^^	97%	$1,241
Period Ended December 31, 1999(c)	$9.84	0.12	0.81	0.93	(0.12)	(0.08)	(0.20)	—	$10.57	9.48%^	2.14	%^^	1.55%^^	6.75%^^	76%	$998
GROWTH AND INCOME PORTFOLIO
Six Months Ended January 31, 2004#	$8.86	0.03	0.83	0.86	(0.05)	—	(0.05)	—	$9.67	9.68%^	0.72	%^^	1.33%^^	1.58%^^	30%	$7,726
Year Ended July 31, 2003	$8.32	0.06	0.56	0.62	(0.08)	—	(0.08)	—	$8.86	7.45%	0.76%		1.37%	1.61%	135%	$3,839
Year Ended July 31, 2002	$9.77	0.12	(1.16)	(1.04)	(0.13)	(0.28)	(0.41)	—	$8.32	(10.98)%	1.31%		1.35%	1.58%	69%	$1,607
Year Ended July 31, 2001†	$10.53	0.24	(0.12)	0.12	(0.25)	(0.63)	(0.88)	—	$9.77	1.09%	2.40%		1.37%	1.60%	51%	$1,656
Period Ended July 31, 2000(a)	$10.50	0.10	0.02	0.12	(0.09)	—	(0.09)	—	$10.53	1.13%^	1.58	%^^	1.40%^^	1.57%^^	21%	$1,613
Period Ended December 31, 1999(b)	$10.00	0.08	0.53	0.61	(0.08)	(0.03)	(0.11)	—	$10.50	6.10%^	1.74	%^^	1.52%^^	4.26%^^	57%	$1,725
MODERATE GROWTH AND INCOME PORTFOLIO
Six Months Ended January 31, 2004#	$9.01	0.04	0.67	0.71	(0.06)	—	(0.06)	—	$9.66	7.93%^	1.10	%^^	1.34%^^	1.74%^^	20%	$5,988
Year Ended July 31, 2003	$8.56	0.09	0.50	0.59	(0.11)	(0.03)	(0.14)	—	$9.01	7.02%	1.12%		1.40%	1.82%	136%	$2,812
Year Ended July 31, 2002	$9.71	0.17	(0.95)	(0.78)	(0.17)	(0.20)	(0.37)	—	$8.56	(8.38)%	1.74%		1.39%	1.81%	65%	$970
Year Ended July 31, 2001†	$10.04	0.25	0.15	0.40	(0.28)	(0.45)	(0.73)	—	$9.71	4.09%	2.59%		1.51%	1.92%	62%	$1,231
Period Ended July 31, 2000(a)	$9.96	0.13	0.07	0.20	(0.12)	—	(0.12)	—	$10.04	2.00%^	2.19	%^^	1.55%^^	1.88%^^	21%	$832
Period Ended December 31, 1999(d)	$10.00	0.13	0.02	0.15	(0.13)	(0.06)	(0.19)	—	$9.96	1.50%^	2.80	%^^	1.54%^^	6.90%^^	124%	$941

#	Unaudited.
†	Net investment income (loss) is based on average shares outstanding during the period.
‡	Less than one cent per share.
*	Represents investments in affiliates for the Strategic Portfolios.
**	Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^	Not annualized.
^^	Annualized.
(a)	For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(b)	For the period from January 27, 1999 (commencement of operations) through December 31, 1999.
(c)	For the period from February 15, 1999 (commencement of operations) through December 31, 1999.
(d)	For the period from January 28, 1999 (commencement of operations) through December 31, 1999.

See notes to financial statements.

AMSOUTH FUNDS

Financial Highlights

B SHARES

Selected data for a share outstanding throughout the period indicated.

		Investment Activities			Less Dividends from							Ratios (to average net assets)/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Redemption Fees		Net Asset Value, End of Period	Total Return (Excluding Redemption Charge)	Net Investment Income	Net Expenses	Expenses (before Reductions/ Reimbursements)	Portfolio Turnover Rate*	Net Assets, End of Period (000’s)
GOVERNMENT INCOME FUND
Six Months Ended January 31, 2004#	$10.04	0.24	—	0.24	(0.22)	(0.01)	(0.23)	—	‡	$10.05	1.97%^	2.66%^^	1.75%^^	1.98%^^	46%	$8,572
Year Ended July 31, 2003	$10.26	0.33	(0.06)	0.27	(0.34)	(0.15)	(0.49)	—		$10.04	2.61%	3.08%	1.76%	1.98%	43%	$10,228
Year Ended July 31, 2002	$10.10	0.42	0.19	0.61	(0.45)	—	(0.45)	—		$10.26	6.18%	4.00%	1.75%	1.96%	18%	$3,542
Year Ended July 31, 2001†	$9.61	0.47	0.51	0.98	(0.49)	—	(0.49)	—		$10.10	10.36%	4.65%	1.74%	1.95%	25%	$1,635
Period Ended July 31, 2000(a)	$9.48	0.18	0.10	0.28	(0.15)	—	(0.15)	—		$9.61	2.98%^	4.77%^^	1.75%^^	1.98%^^	42%	$520
LIMITED TERM BOND FUND
Six Months Ended January 31, 2004#	$10.64	0.08	0.02	0.10	(0.12)	—	(0.12)	—	‡	$10.62	0.92%^	1.60%^^	1.72%^^	1.96%^^	10%	$21,882
Year Ended July 31, 2003	$10.69	0.28	0.01	0.29	(0.34)	—	(0.34)	—		$10.64	2.76%	2.52%	1.73%	1.97%	32%	$23,190
Year Ended July 31, 2002	$10.54	0.42	0.17	0.59	(0.44)	—	(0.44)	—		$10.69	5.69%	3.78%	1.75%	1.96%	29%	$10,307
Year Ended July 31, 2001†	$10.13	0.49	0.42	0.91	(0.50)	—	(0.50)	—		$10.54	9.20%	4.66%	1.75%	1.97%	44%	$2,614
Year Ended July 31, 2000	$10.27	0.48	(0.10)	0.38	(0.52)	—	(0.52)	—		$10.13	3.85%	4.79%	1.76%	1.99%	34%	$1,815
Period Ended July 31, 1999(b)	$10.58	0.27	(0.30)	(0.03)	(0.28)	—	(0.28)	—		$10.27	(0.33%)^	4.61%^^	1.69%^^	1.96%^^	39%	$1,599
BOND FUND
Six Months Ended January 31, 2004#	$11.30	0.17	0.12	0.29	(0.19)	(0.09)	(0.28)	—	‡	$11.31	2.61%^	2.88%^^	1.74%^^	1.97%^^	16%	$8,530
Year Ended July 31, 2003	$11.40	0.37	0.11	0.48	(0.43)	(0.15)	(0.58)	—		$11.30	4.27%	3.24%	1.74%	1.97%	33%	$10,168
Year Ended July 31, 2002	$11.10	0.43	0.37	0.80	(0.47)	(0.03)	(0.50)	—		$11.40	7.43%	3.90%	1.74%	1.95%	35%	$9,796
Year Ended July 31, 2001†	$10.50	0.50	0.61	1.11	(0.51)	—	(0.51)	—		$11.10	10.77%	4.55%	1.73%	1.95%	24%	$7,342
Year Ended July 31, 2000	$10.60	0.49	(0.05)	0.44	(0.52)	(0.02)	(0.54)	—		$10.50	4.30%	4.72%	1.74%	1.96%	27%	$3,636
Year Ended July 31, 1999	$11.04	0.50	(0.31)	0.19	(0.50)	(0.13)	(0.63)	—		$10.60	1.58%	4.63%	1.71%	1.95%	18%	$2,521

#	Unaudited.
†	Net investment income (loss) is based on average shares outstanding during the period.
‡	Less than one cent per share.
*	Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^	Not annualized.
^^	Annualized.
(a)	For the period from March 13, 2000 (commencement of operations) through July 31, 2000.
(b)	For the period from January 21, 1999 (commencement of operations) through July 31, 1999.

See notes to financial statements.

AMSOUTH FUNDS

Financial Highlights

B SHARES

Selected data for a share outstanding throughout the period indicated.

		Investment Activities			Less Dividends from						Ratios (to average net assets)/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Redemption Fees	Net Asset Value, End of Period	Total Return (Excluding Redemption Charge)	Net Investment Income	Net Expenses	Expenses (before Reductions/ Reimbursements)	Portfolio Turnover Rate*	Net Assets, End of Period (000’s)
MUNICIPAL BOND FUND
Six Months Ended January 31, 2004#	$10.31	0.14	0.17	0.31	(0.16)	(0.01)	(0.17)	—	$10.45	3.06%^	2.57%^^	1.63%^^	1.96%^^	0%	$4,258
Year Ended July 31, 2003	$10.36	0.27	(0.04)	0.23	(0.25)	(0.03)	(0.28)	—	$10.31	2.19%	2.61%	1.64%	1.96%	7%	$4,496
Year Ended July 31, 2002	$10.17	0.30	0.22	0.52	(0.32)	(0.01)	(0.33)	—	$10.36	5.20%	2.95%	1.64%	1.95%	10%	$3,844
Year Ended July 31, 2001†	$9.75	0.32	0.41	0.73	(0.31)	—	(0.31)	—	$10.17	7.60%	3.12%	1.64%	1.95%	5%	$1,777
Year Ended July 31, 2000	$9.87	0.31	(0.05)	0.26	(0.33)	(0.05)	(0.38)	—	$9.75	2.75%	3.30%	1.64%	1.96%	9%	$889
Period Ended July 31, 1999(a)	$10.28	0.14	(0.41)	(0.27)	(0.14)	—	(0.14)	—	$9.87	(2.60)%^	3.17%^^	1.60%^^	1.87%^^	21%	$16
FLORIDA TAX-EXEMPT FUND
Six Months Ended January 31, 2004#	$10.68	0.13	0.20	0.33	(0.13)	(0.01)	(0.14)	—	$10.87	3.16%^	2.46%^^	1.58%^^	1.94%^^	4%	$3,769
Year Ended July 31, 2003	$10.76	0.29	(0.08)	0.21	(0.29)	—	(0.29)	—	$10.68	1.91%	2.61%	1.59%	2.00%	6%	$3,807
Year Ended July 31, 2002	$10.49	0.29	0.28	0.57	(0.30)	—	(0.30)	—	$10.76	5.56%	2.90%	1.62%	2.01%	13%	$2,647
Year Ended July 31, 2001†	$10.15	0.32	0.34	0.66	(0.32)	—	(0.32)	—	$10.49	6.61%	3.03%	1.64%	2.04%	7%	$1,385
Year Ended July 31, 2000	$10.20	0.32	(0.01)	0.31	(0.33)	(0.03)	(0.36)	—	$10.15	3.14%	3.22%	1.62%	2.05%	11%	$729
Period Ended July 31, 1999(b)	$10.52	0.12	(0.30)	(0.18)	(0.14)	—	(0.14)	—	$10.20	1.77%^	3.06%^^	1.49%^^	2.00%^^	34%	$569
TENNESSEE TAX-EXEMPT FUND
Six Months Ended January 31, 2004#	$10.34	0.10	0.19	0.29	(0.11)	(0.05)	(0.16)	—	$10.47	2.84%^	1.94%^^	1.78%^^	2.06%^^	0%	$2,989
Year Ended July 31, 2003	$10.38	0.20	(0.04)	0.16	(0.20)	—	(0.20)	—	$10.34	1.56%	1.95%	1.82%	2.09%	21%	$2,936
Year Ended July 31, 2002	$10.12	0.24	0.26	0.50	(0.24)	—	(0.24)	—	$10.38	4.98%	2.29%	1.82%	2.07%	60%	$1,839
Year Ended July 31, 2001†	$9.76	0.29	0.36	0.65	(0.29)	—	(0.29)	—	$10.12	6.75%	2.85%	1.84%	2.08%	123%	$1,432
Period Ended July 2000(c)	$9.57	0.17	0.18	0.35	(0.16)	—	(0.16)	—	$9.76	3.74%^	3.07%^^	1.83%^^	1.96%^^	23%	$1,054
Year Ended December 31, 1999	$10.21	0.27	(0.64)	(0.37)	(0.27)	—	(0.27)	—	$9.57	(3.65)%	2.72%	1.84%	1.85%	64%	$1,288
Period Ended December 31, 1998(d)	$10.22	0.26	0.06	0.32	(0.26)	(0.07)	(0.33)	—	$10.21	3.17%^	2.50%^^	1.95%^^	(e )	155%	$1,397

#	Unaudited.
†	Net investment income (loss) is based on average shares outstanding during the period.
*	Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^	Not annualized.
^^	Annualized.
(a)	For the period from February 3, 1999 (commencement of operations) through July 31, 1999.
(b)	For the period from March 16, 1999 (commencement of operations) through July 31, 1999.
(c)	For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(d)	For the period from February 24, 1998 (commencement of operations) through December 31, 1998.
(e)	There were no fee reductions in this period.

See notes to financial statements.

AMSOUTH FUNDS

Financial Highlights

B SHARES†

Selected data for a share outstanding throughout the period indicated.

							Ratios(to average net assets)/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Less Dividends from Net Investment Income	Redemption Fees	Net Asset Value, End of Period	Total Return	Net Investment Income	Net Expenses	Expenses (before Reductions/ Reimbursements)	Net Assets, End of Period (000’s)
PRIME MONEY MARKET FUND
Six Months Ended January 31, 2004#	$1.000	0.001	(0.001)	—	$1.000	0.08%^	0.15%^^	0.94%^^	1.72%^^	$2,928
Year Ended July 31, 2003	$1.000	0.003	(0.003)	—	$1.000	0.26%	0.26%	1.18%	1.72%	$3,567
Year Ended July 31, 2002	$1.000	0.008	(0.008)	—	$1.000	0.77%	0.71%	1.54%	1.69%	$3,891
Year Ended July 31, 2001	$1.000	0.042	(0.042)	—	$1.000	4.25%	3.75%	1.52%	1.69%	$1,908
Year Ended July 31, 2000	$1.000	0.042	(0.042)	—	$1.000	4.31%	4.35%	1.61%	1.69%	$727
Year Ended July 31, 1999	$1.000	0.035	(0.035)	—	$1.000	3.55%	4.51%	1.69%	1.70%	$224
INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET FUND
Six Months Ended January 31, 2004#	$1.000	0.002	(0.002)	—	$1.000	0.17%^	0.35%^^	0.75%^^	0.91%^^	$83,233
Year Ended July 31, 2003	$1.000	0.007	(0.007)	—	$1.000	0.68%	0.77%	0.76%	0.91%	$91,824
Year Ended July 31, 2002	$1.000	0.016	(0.016)	—	$1.000	1.58%	1.50%	0.75%	0.89%	$210,031
Year Ended July 31, 2001	$1.000	0.049	(0.049)	—	$1.000	5.04%	4.81%	0.75%	0.90%	$169,676
Year Ended July 31, 2000	$1.000	0.052	(0.052)	—	$1.000	5.29%	5.43%	0.71%	0.91%	$114,401
Period Ended July 31, 1999(a)	$1.000	0.018	(0.018)	—	$1.000	1.84%^	4.22%^^	0.74%^^	0.97%^^	$13,575

#	Unaudited.
†	Represents Class 3 Shares for Institutional Prime Obligations Money Market Fund.
^	Not annualized.
^^	Annualized.
(a)	For the period from February 22, 1999 (commencement of operations) through July 31, 1999.

See notes to financial statements.

AMSOUTH FUNDS

Financial Highlights

I SHARES

Selected data for a share outstanding throughout the period indicated.

		Investment Activities			Less Dividends from						Ratios (to average net assets)/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments and Futures	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Redemption Fees	Net Asset Value, End of Period	Total Return	Net Investment Income	Net Expenses	Expenses (before Reductions/ Reimbursements)	Portfolio Turnover Rate*	Net Assets, End of Period (000’s)
VALUE FUND
Six Months Ended January 31, 2004#	$13.04	0.06	1.97	2.03	(0.07)	—	(0.07)	—	$15.00	15.63%^	0.98%^^	1.19%^^	1.28%^^	16%	$411,646
Year Ended July 31, 2003	$12.74	0.16	0.81	0.97	(0.15)	(0.52)	(0.67)	—	$13.04	8.21%	1.32%	1.20%	1.29%	117%	$390,734
Year Ended July 31, 2002	$20.34	0.11	(5.99)	(5.88)	(0.11)	(1.61)	(1.72)	—	$12.74	(31.09)%	0.64%	1.20%	1.26%	59%	$420,054
Year Ended July 31, 2001†	$19.53	0.15	3.59	3.74	(0.16)	(2.77)	(2.93)	—	$20.34	21.10%	0.76%	1.19%	1.25%	43%	$565,484
Year Ended July 31, 2000	$25.27	0.28	(2.24)	(1.96)	(0.28)	(3.50)	(3.78)	—	$19.53	(8.11)%	1.30%	1.13%	1.15%	17%	$560,804
Year Ended July 31, 1999	$24.57	0.26	3.16	3.42	(0.25)	(2.47)	(2.72)	—	$25.27	15.43%	1.07%	1.08%	1.09%	18%	$960,660
SELECT EQUITY FUND
Six Months Ended January 31, 2004#	$11.93	0.05	1.78	1.83	(0.05)	(0.10)	(0.15)	—	$13.61	15.33%^	0.65%^^	1.15%^^	1.31%^^	18%	$66,756
Year Ended July 31, 2003	$11.01	0.07	0.91	0.98	(0.06)	—	(0.06)	—	$11.93	8.96%	0.57%	1.19%	1.39%	8%	$44,620
Year Ended July 31, 2002	$11.25	0.04	(0.25)	(0.21)	(0.03)	—	(0.03)	—	$11.01	(1.84)%	0.42%	1.33%	1.63%	38%	$8,419
Year Ended July 31, 2001†	$8.73	0.02	2.52	2.54	(0.02)	—	(0.02)	—	$11.25	29.12%	0.19%	1.56%	1.97%	19%	$7,043
Year Ended July 31, 2000†	$11.89	0.09	(2.36)	(2.27)	(0.08)	(0.81)	(0.89)	—	$8.73	(19.72)%	0.88%	1.25%	1.78%	25%	$5,100
Period Ended July 31, 1999(a)	$11.52	0.04	0.38	0.42	(0.04)	(0.01)	(0.05)	—	$11.89	3.63%^	0.65%^^	0.99%^^	1.58%^^	10%	$10,420
ENHANCED MARKET FUND
Six Months Ended January 31, 2004#	$9.88	0.05	1.48	1.53	(0.05)	—	(0.05)	—	$11.36	15.52%^	0.94%^^	0.80%^^	0.95%^^	12%	$135,360
Year Ended July 31, 2003	$9.17	0.08	0.71	0.79	(0.08)	—	(0.08)	—	$9.88	8.71%	0.92%	0.83%	1.00%	27%	$98,133
Year Ended July 31, 2002	$12.28	0.06	(2.97)	(2.91)	(0.04)	(0.16)	(0.20)	—	$9.17	(24.00)%	0.53%	0.93%	1.10%	34%	$6,793
Year Ended July 31, 2001†	$14.65	0.06	(2.17)	(2.11)	(0.04)	(0.22)	(0.26)	—	$12.28	(14.53)%	0.43%	0.90%	1.04%	42%	$15,469
Year Ended July 31, 2000	$13.86	0.10	1.23	1.33	(0.09)	(0.45)	(0.54)	—	$14.65	9.73%	0.65%	0.81%	0.98%	30%	$31,622
Period Ended July 31, 1999(b)	$12.18	0.07	1.71	1.78	(0.07)	(0.03)	(0.10)	—	$13.86	14.71%^	0.90%^^	0.74%^^	1.29%^^	36%	$14,273
LARGE CAP FUND
Six Months Ended January 31, 2004#	$16.40	0.01	2.15	2.16	(0.01)	—	(0.01)	—	$18.55	13.15%^	0.06%^^	1.11%^^	1.29%^^	10%	$280,767
Year Ended July 31, 2003	$15.49	0.03	1.54	1.57	(0.03)	(0.63)	(0.66)	—	$16.40	10.65%	0.25%	1.11%	1.29%	7%	$393,743
Year Ended July 31, 2002	$21.25	0.02	(4.58)	(4.56)	(0.01)	(1.19)	(1.20)	—	$15.49	(22.64)%	0.10%	1.11%	1.27%	11%	$393,942
Year Ended July 31, 2001†	$28.14	—	(2.83)	(2.83)	—	(4.06)	(4.06)	—	$21.25	(11.60)%	(0.01)%	1.10%	1.26%	10%	$521,412
Period Ended July 31, 2000(c)	$28.01	—	0.14	0.14	(0.01)	—	(0.01)	—	$28.14	(0.50)%^	0.00%^^	1.07%^^	1.22%^^	10%	$694,107
Year Ended December 31, 1999†	$27.54	0.03	5.07	5.10	(0.03)	(4.60)	(4.63)	—	$28.01	18.84%	0.11%	1.04%	1.14%	15%	$706,313
Year Ended December 31, 1998(d)	$25.52	—	2.02	2.02	—	—	—	—	$27.54	7.92%^	0.20%^^	1.04%^^	1.09%^^	3%	$786,462

#	Unaudited.
†	Net investment income (loss) is based on average shares outstanding during the period.
*	Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^	Not annualized.
^^	Annualized.
(a)	For the period from December 3, 1998 (commencement of operations) through July 31, 1999.
(b)	For the period from December 11, 1998 (commencement of operations) through July 31, 1999.
(c)	For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(d)	For the period from December 14, 1998 (commencement of operations) through December 31, 1998.

See notes to financial statements.

AMSOUTH FUNDS

Financial Highlights

I SHARES

Selected data for a share outstanding throughout the period indicated.

		Investment Activities			Less Dividends from							Ratios (to average net assets)/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments, Futures, and Foreign Currencies	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Redemption Fees		Net Asset Value, End of Period	Total Return	Net Investment Income		Net Expenses	Expenses (before Reductions/ Reimbursements)	Portfolio Turnover Rate*	Net Assets, End of Period (000’s)
CAPITAL GROWTH FUND
Six Months Ended January 31, 2004#	$8.74	(0.01)	1.11	1.10	—	—	—	—		$9.84	12.59%^	(0.26	)%^^	1.15%^^	1.28%^^	58%	$250,578
Year Ended July 31, 2003	$7.94	(0.03)	0.83	0.80	—	—	—	—		$8.74	10.08%	(0.31)%		1.16%	1.28%	151%	$224,798
Year Ended July 31, 2002	$10.82	(0.04)	(2.84)	(2.88)	—	—	—	—		$7.94	(26.62)%	(0.48)%		1.15%	1.27%	115%	$242,193
Year Ended July 31, 2001†	$14.89	(0.06)	(2.85)	(2.91)	—	(1.16)	(1.16)	—		$10.82	(21.11)%	(0.50)%		1.11%	1.26%	100%	$299,177
Period Ended July 31, 2000(a)	$14.27	(0.02)	0.64	0.62	—	—	—	—		$14.89	4.36%^	(0.26	)%^^	1.11%^^	1.22%^^	91%	$298,771
Year Ended December 31, 1999†	$14.09	(0.01)	2.95	2.94	—	(2.76)	(2.76)	—		$14.27	22.09%	(0.09)%		1.07%	1.08%	178%	$241,810
Year Ended December 31, 1998	$12.69	0.01	3.88	3.89	(0.01)	(2.48)	(2.49)	—		$14.09	32.40%	0.07%		1.02%	1.03%	152%	$173,542
MID CAP FUND
Six Months Ended January 31, 2004#	$10.44	0.01	2.05	2.06	(0.01)	—	(0.01)	—	‡	$12.49	19.75%^	0.23	%^^	0.96%^^	1.49%^^	78%	$115,927
Year Ended July 31, 2003	$9.40	0.02	1.04	1.06	(0.02)	—	(0.02)	—		$10.44	11.26%	0.23%		0.99%	1.54%	59%	$117,498
Year Ended July 31, 2002	$12.06	(0.13)	(2.53)	(2.66)	—	—	—	—		$9.40	(22.06)%	(1.16)%		1.51%	1.73%	221%	$30,453
Year Ended July 31, 2001†	$16.70	(0.15)	(4.49)	(4.64)	—	—	—	—		$12.06	(27.78)%	(1.03)%		1.42%	1.55%	120%	$41,611
Period Ended July 31, 2000(a)†	$17.37	(0.11)	(0.56)	(0.67)	—	—	—	—		$16.70	(3.86)%^	(1.08	)%^^	1.46%^^	1.53%^^	39%	$63,696
Period Ended December 31, 1999(b)†	$10.00	(0.12)	7.49	7.37	—	—	—	—		$17.37	73.70%^	(1.47	)%^^	2.18%^^	2.18%^^	20%	$37,186
SMALL CAP FUND
Six Months Ended January 31, 2004#	$7.31	(0.05)	1.17	1.12	—	—	—	—	‡	$8.43	15.32%^	(1.14	)%^^	1.44%^^	1.67%^^	92%	$198,303
Year Ended July 31, 2003	$7.21	(0.07)	0.17	0.10	—	—	—	—		$7.31	1.39%	(1.11)%		1.45%	1.68%	221%	$174,741
Year Ended July 31, 2002	$10.22	(0.08)	(2.93)	(3.01)	—	—	—	—		$7.21	(29.45)%	(1.11)%		1.46%	1.67%	227%	$139,099
Year Ended July 31, 2001†	$12.61	(0.12)	(1.06)	(1.18)	—	(1.21)	(1.21)	—		$10.22	(10.16)%	(1.07)%		1.46%	1.67%	220%	$172,735
Year Ended July 31, 2000	$8.44	(0.07)	4.24	4.17	—	—	—	—		$12.61	49.41%	(1.01)%		1.42%	1.70%	318%	$162,215
Year Ended July 31, 1999	$9.15	(0.03)	(0.68)	(0.71)	—	—	—	—		$8.44	(7.76)%	(0.82)%		1.39%	2.38%	208%	$21,777
INTERNATIONAL EQUITY FUND
Six Months Ended January 31, 2004#	$8.73	0.02	2.74	2.76	(0.11)	—	(0.11)	—	‡	$11.38	31.63%^	0.20	%^^	1.17%^^	1.72%^^	4%	$352,474
Year Ended July 31, 2003	$7.83	0.02	0.89	0.91	(0.02)	—	(0.02)	0.01		$8.73	11.73%	1.52%		1.21%	1.76%	18%	$254,783
Year Ended July 31, 2002	$9.50	0.04	(1.70)	(1.66)	(0.01)	—	(0.01)	—		$7.83	(17.49)%	0.56%		1.45%	1.79%	160%	$185,374
Year Ended July 31, 2001†	$12.37	0.06	(2.53)	(2.47)	(0.04)	(0.36)	(0.40)	—		$9.50	(20.50)%	0.59%		1.47%	1.79%	45%	$145,744
Period Ended July 31, 2000(a)†	$13.27	0.06	(0.96)	(0.90)	—	—	—	—		$12.37	(6.71)%^	0.83	%^^	1.59%^^	1.88%^^	32%	$105,034
Year Ended December 31, 1999	$10.58	0.08	2.75	2.83	(0.14)	—	(0.14)	—		$13.27	26.72%	0.80%		1.56%	1.84%	40%	$46,104
Period Ended December 31, 1998(c)	$10.05	(0.01)	0.54	0.53	—	—	—	—		$10.58	5.27%^	(1.47	)%^^	1.61%^^	1.89%^^	62%	$27,977

#	Unaudited.
†	Net investment income (loss) is based on average shares outstanding during the period.
‡	Less than one cent per share.
*	Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^	Not annualized.
^^	Annualized.
(a)	For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(b)	For the period from May 4, 1999 (commencement of operations) through December 31, 1999.
(c)	For the period from December 14, 1998 (commencement of operations) through December 31, 1998.

See notes to financial statements.

AMSOUTH FUNDS

Financial Highlights

I SHARES

Selected data for a share outstanding throughout the period indicated.

		Investment Activities			Less Dividends from						Ratios (to average net assets)/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments*	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Redemption Fees	Net Asset Value, End of Period	Total Return	Net Investment Income	Net Expenses	Expenses (before Reductions/ Reimbursements)	Portfolio Turnover Rate**	Net Assets, End of Period (000’s)
BALANCED FUND
Six Months Ended January 31, 2004#	$11.38	0.11	1.03	1.14	(0.12)	—	(0.12)	—	$12.40	10.07%^	1.82%^^	1.16%^^	1.31%^^	19%	$62,051
Year Ended July 31, 2003	$10.90	0.23	0.66	0.89	(0.27)	(0.14)	(0.41)	—	$11.38	8.49%	2.19%	1.19%	1.32%	86%	$62,776
Year Ended July 31, 2002	$12.45	0.32	(1.18)	(0.86)	(0.33)	(0.36)	(0.69)	—	$10.90	(7.27)%	2.72%	1.19%	1.31%	34%	$68,542
Year Ended July 31, 2001†	$12.47	0.40	1.26	1.66	(0.41)	(1.27)	(1.68)	—	$12.45	14.09%	3.16%	1.16%	1.27%	14%	$102,780
Year Ended July 31, 2000	$14.93	0.46	(0.64)	(0.18)	(0.50)	(1.78)	(2.28)	—	$12.47	(0.90)%	3.50%	1.13%	1.17%	16%	$166,797
Year Ended July 31, 1999	$15.18	0.44	0.95	1.39	(0.44)	(1.20)	(1.64)	—	$14.93	9.74%	2.93%	1.09%	1.10%	23%	$319,016
AGGRESSIVE GROWTH PORTFOLIO
Six Months Ended January 31, 2004#	$7.73	0.01	1.15	1.16	(0.01)	—	(0.01)	—	$8.88	15.00%^	0.31%^^	0.53%^^	0.87%^^	18%	$16,690
Year Ended July 31, 2003	$7.03	—	0.70	0.70	—	—	—	—	$7.73	9.97%	0.03%	0.61%	0.99%	100%	$14,403
Year Ended July 31, 2002	$9.90	(0.02)	(2.21)	(2.23)	—	(0.64)	(0.64)	—	$7.03	(23.78)%	(0.23)%	0.68%	1.04%	50%	$13,497
Year Ended July 31, 2001†	$11.51	0.14	(0.44)	(0.30)	(0.15)	(1.16)	(1.31)	—	$9.90	(3.30)%	1.34%	0.72%	1.08%	36%	$23,313
Period Ended July 31, 2000(a)	$11.53	0.02	(0.02)	—	(0.02)	—	(0.02)	—	$11.51	0.01%^	0.38%^^	0.75%^^	1.09%^^	22%	$20,485
Period Ended December 31, 1999(b)	$10.05	0.12	1.52	1.64	(0.12)	(0.04)	(0.16)	—	$11.53	16.31%^	3.23%^^	0.73%^^	2.10%^^	95%	$18,847
GROWTH PORTFOLIO
Six Months Ended January 31, 2004#	$8.24	0.05	0.97	1.02	(0.05)	—	(0.05)	—	$9.21	12.38%^	1.00%^^	0.49%^^	0.85%^^	63%	$10,780
Year Ended July 31, 2003	$7.62	0.07	0.62	0.69	(0.07)	—	(0.07)	—	$8.24	9.19%	1.01%	0.55%	0.95%	128%	$10,632
Year Ended July 31, 2002	$9.42	0.09	(1.50)	(1.41)	(0.09)	(0.30)	(0.39)	—	$7.62	(15.50)%	1.03%	0.66%	1.05%	63%	$11,930
Year Ended July 31, 2001†	$10.51	0.24	(0.42)	(0.18)	(0.24)	(0.67)	(0.91)	—	$9.42	(1.98)%	2.40%	0.73%	1.12%	38%	$18,048
Period Ended July 31, 2000(a)	$10.61	0.08	(0.11)	(0.03)	(0.07)	—	(0.07)	—	$10.51	(0.29)%^	1.28%^^	0.76%^^	1.10%^^	97%	$19,495
Period Ended December 31, 1999(c)	$10.00	0.16	0.69	0.85	(0.16)	(0.08)	(0.24)	—	$10.61	8.59%^	4.82%^^	0.73%^^	3.14%^^	76%	$11,372
GROWTH AND INCOME PORTFOLIO
Six Months Ended January 31, 2004#	$8.91	0.08	0.82	0.90	(0.08)	—	(0.08)	—	$9.73	10.10%^	1.48%^^	0.53%^^	0.73%^^	30%	$55,092
Year Ended July 31, 2003	$8.36	0.14	0.55	0.69	(0.14)	—	(0.14)	—	$8.91	8.32%	1.60%	0.57%	0.76%	135%	$51,660
Year Ended July 31, 2002	$9.80	0.20	(1.16)	(0.96)	(0.20)	(0.28)	(0.48)	—	$8.36	(10.19)%	2.07%	0.55%	0.73%	69%	$55,180
Year Ended July 31, 2001†	$10.56	0.32	(0.12)	0.20	(0.33)	(0.63)	(0.96)	—	$9.80	1.84%	3.25%	0.57%	0.75%	51%	$74,878
Period Ended July 31, 2000(a)	$10.51	0.14	0.03	0.17	(0.12)	—	(0.12)	—	$10.56	1.64%^	2.39%^^	0.58%^^	0.72%^^	21%	$87,453
Period Ended December 31, 1999(d)	$9.85	0.13	0.69	0.82	(0.13)	(0.03)	(0.16)	—	$10.51	8.40%^	3.43%^^	0.70%^^	0.98%^^	57%	$86,700
MODERATE GROWTH AND INCOME PORTFOLIO
Six Months Ended January 31, 2004#	$9.07	0.08	0.67	0.75	(0.09)	—	(0.09)	—	$9.73	8.35%^	1.86%^^	0.55%^^	0.89%^^	20%	$19,007
Year Ended July 31, 2003	$8.61	0.17	0.49	0.66	(0.17)	(0.03)	(0.20)	—	$9.07	7.87%	1.99%	0.59%	0.96%	136%	$17,500
Year Ended July 31, 2002	$9.76	0.23	(0.95)	(0.72)	(0.23)	(0.20)	(0.43)	—	$8.61	(7.65)%	2.54%	0.59%	0.97%	65%	$17,843
Year Ended July 31, 2001†	$10.08	0.34	0.14	0.48	(0.35)	(0.45)	(0.80)	—	$9.76	4.93%	3.48%	0.71%	1.09%	62%	$20,264
Period Ended July 31, 2000(a)	$9.98	0.18	0.07	0.25	(0.15)	—	(0.15)	—	$10.08	2.50%^	3.03%^^	0.74%^^	1.03%^^	21%	$20,081
Period Ended December 31, 1999(e)	$9.88	0.20	0.16	0.36	(0.20)	(0.06)	(0.26)	—	$9.98	3.64%^	4.46%^^	0.73%^^	1.87%^^	124%	$21,384

#	Unaudited.
†	Net investment income (loss) is based on average shares outstanding during the period.
*	Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^	Not annualized.
^^	Annualized.
(a)	For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(b)	For the period from January 28, 1999 (commencement of operations) through December 31, 1999.
(c)	For the period from February 1, 1999 (commencement of operations) through December 31, 1999.
(d)	For the period from February 8, 1999 (commencement of operations) through December 31, 1999.
(e)	For the period from February 10, 1999 (commencement of operations) through December 31, 1999.

See notes to financial statements.

AMSOUTH FUNDS

Financial Highlights

I SHARES

Selected data for a share outstanding throughout the period indicated.

		Investment Activities			Less Dividends from							Ratios (to average net assets)/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Redemption Fees		Net Asset Value, End of Period	Total Return	Net Investment Income	Net Expenses	Expenses (before Reductions/ Reimbursements)	Portfolio Turnover Rate*	Net Assets, End of Period (000’s)
GOVERNMENT INCOME FUND
Six Months Ended January 31, 2004#	$10.05	0.13	0.05	0.18	(0.17)	(0.01)	(0.18)	—	‡	$10.05	2.34%^	3.55%^^	0.85%^^	1.13%^^	46%	$236,203
Year Ended July 31, 2003	$10.26	0.42	(0.05)	0.37	(0.43)	(0.15)	(0.58)	—		$10.05	3.62%	4.08%	0.86%	1.13%	43%	$253,447
Year Ended July 31, 2002	$10.10	0.49	0.21	0.70	(0.54)	—	(0.54)	—		$10.26	7.12%	4.88%	0.85%	1.11%	18%	$263,211
Year Ended July 31, 2001†	$9.61	0.56	0.50	1.06	(0.57)	—	(0.57)	—		$10.10	11.30%	5.62%	0.84%	1.10%	25%	$302,099
Year Ended July 31, 2000	$9.62	0.57	(0.03)	0.54	(0.55)	—	(0.55)	—		$9.61	5.91%	5.68%	0.85%	1.13%	42%	$356,642
Year Ended July 31, 1999	$9.87	0.54	(0.26)	0.28	(0.53)	—	(0.53)	—		$9.62	2.72%	5.44%	0.60%	1.65%	27%	$3,150
LIMITED TERM BOND FUND
Six Months Ended January 31, 2004#	$10.66	0.14	0.01	0.15	(0.17)	—	(0.17)	—	‡	$10.64	1.37%^	2.49%^^	0.82%^^	1.11%^^	10%	$216,611
Year Ended July 31, 2003	$10.70	0.38	0.02	0.40	(0.44)	—	(0.44)	—		$10.66	3.76%	3.52%	0.83%	1.12%	32%	$181,187
Year Ended July 31, 2002	$10.55	0.50	0.18	0.68	(0.53)	—	(0.53)	—		$10.70	6.57%	4.71%	0.86%	1.12%	29%	$151,819
Year Ended July 31, 2001†	$10.13	0.58	0.43	1.01	(0.59)	—	(0.59)	—		$10.55	10.26%	5.59%	0.86%	1.12%	44%	$155,261
Year Ended July 31, 2000	$10.29	0.59	(0.12)	0.47	(0.63)	—	(0.63)	—		$10.13	4.71%	5.74%	0.82%	1.07%	34%	$177,323
Year Ended July 31, 1999	$10.43	0.59	(0.16)	0.43	(0.57)	—	(0.57)	—		$10.29	4.14%	5.60%	0.71%	0.98%	39%	$109,554
BOND FUND
Six Months Ended January 31, 2004#	$11.33	0.23	0.13	0.36	(0.25)	(0.09)	(0.34)	—	‡	$11.35	3.16%^	3.78%^^	0.84%^^	1.12%^^	16%	$593,786
Year Ended July 31, 2003	$11.43	0.49	0.10	0.59	(0.54)	(0.15)	(0.69)	—		$11.33	5.19%	4.14%	0.84%	1.12%	33%	$599,249
Year Ended July 31, 2002	$11.13	0.53	0.37	0.90	(0.57)	(0.03)	(0.60)	—		$11.43	8.34%	4.77%	0.84%	1.10%	35%	$588,979
Year Ended July 31, 2001†	$10.52	0.60	0.61	1.21	(0.60)	—	(0.60)	—		$11.13	11.79%	5.47%	0.84%	1.10%	24%	$609,708
Year Ended July 31, 2000	$10.63	0.59	(0.06)	0.53	(0.62)	(0.02)	(0.64)	—		$10.52	5.24%	5.66%	0.78%	1.03%	27%	$501,550
Year Ended July 31, 1999	$11.05	0.61	(0.30)	0.31	(0.60)	(0.13)	(0.73)	—		$10.63	2.68%	5.57%	0.71%	0.95%	18%	$380,226

#	Unaudited.
†	Net investment income (loss) is based on average shares outstanding during the period.
‡	Less than one cent per share.
*	Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^	Not annualized.
^^	Annualized.

See notes to financial statements.

AMSOUTH FUNDS

Financial Highlights

I SHARES

Selected data for a share outstanding throughout the period indicated.

		Investment Activities			Less Dividends from						Ratios (to average net assets)/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Redemption Fees	Net Asset Value, End of Period	Total Return	Net Investment Income	Net Expenses	Expenses (before Reductions/ Reimbursements)	Portfolio Turnover Rate*	Net Assets, End of Period (000’s)
MUNICIPAL BOND FUND
Six Months Ended January 31, 2004#	$10.33	0.18	0.18	0.36	(0.20)	(0.01)	(0.21)	—	$10.48	3.52%^	3.46%^^	0.73%^^	1.11%^^	0%	$348,425
Year Ended July 31, 2003	$10.38	0.37	(0.04)	0.33	(0.35)	(0.03)	(0.38)	—	$10.33	3.21%	3.51%	0.74%	1.11%	7%	$351,021
Year Ended July 31, 2002	$10.19	0.40	0.21	0.61	(0.41)	(0.01)	(0.42)	—	$10.38	6.10%	3.89%	0.75%	1.10%	10%	$371,126
Year Ended July 31, 2001†	$9.77	0.41	0.41	0.82	(0.40)	—	(0.40)	—	$10.19	8.52%	4.04%	0.74%	1.10%	5%	$380,330
Year Ended July 31, 2000	$9.87	0.41	(0.05)	0.36	(0.41)	(0.05)	(0.46)	—	$9.77	3.85%	4.25%	0.68%	1.02%	9%	$387,511
Year Ended July 31, 1999	$10.14	0.42	(0.18)	0.24	(0.40)	(0.11)	(0.51)	—	$9.87	2.30%	4.11%	0.61%	0.95%	21%	$321,293
FLORIDA TAX-EXEMPT FUND
Six Months Ended January 31, 2004#	$10.71	0.18	0.20	0.38	(0.18)	(0.01)	(0.19)	—	$10.90	3.61%^	3.35%^^	0.68%^^	1.09%^^	4%	$55,547
Year Ended July 31, 2003	$10.80	0.38	(0.09)	0.29	(0.38)	—	(0.38)	—	$10.71	2.72%	3.51%	0.69%	1.15%	6%	$50,536
Year Ended July 31, 2002	$10.52	0.40	0.27	0.67	(0.39)	—	(0.39)	—	$10.80	6.54%	3.80%	0.72%	1.16%	13%	$54,901
Year Ended July 31, 2001†	$10.16	0.41	0.36	0.77	(0.41)	—	(0.41)	—	$10.52	7.72%	3.95%	0.75%	1.19%	7%	$57,181
Year Ended July 31, 2000	$10.22	0.42	(0.02)	0.40	(0.43)	(0.03)	(0.46)	—	$10.16	4.02%	4.19%	0.65%	1.11%	11%	$61,877
Year Ended July 31, 1999	$10.46	0.43	(0.20)	0.23	(0.41)	(0.06)	(0.47)	—	$10.22	2.16%	4.10%	0.49%	1.01%	34%	$63,548
TENNESSEE TAX-EXEMPT FUND
Six Months Ended January 31, 2004#	$10.32	0.15	0.20	0.35	(0.16)	(0.05)	(0.21)	—	$10.46	3.40%^	2.84%^^	0.88%^^	1.21%^^	0%	$37,052
Year Ended July 31, 2003	$10.36	0.31	(0.05)	0.26	(0.30)	—	(0.30)	—	$10.32	2.47%	2.86%	0.92%	1.24%	21%	$39,569
Year Ended July 31, 2002	$10.10	0.33	0.26	0.59	(0.33)	—	(0.33)	—	$10.36	5.93%	3.18%	0.93%	1.21%	60%	$49,148
Year Ended July 31, 2001†	$9.74	0.38	0.36	0.74	(0.38)	—	(0.38)	—	$10.10	7.70%	3.77%	0.94%	1.23%	123%	$56,693
Period Ended July 31, 2000(a)	$9.55	0.22	0.18	0.40	(0.21)	—	(0.21)	—	$9.74	4.26%^	3.95%^^	0.95%^^	1.11%^^	23%	$65,160
Year Ended December 31, 1999	$10.19	0.35	(0.64)	(0.29)	(0.35)	—	(0.35)	—	$9.55	(2.83)%	3.57%	1.00%	1.00%	64%	$75,537
Year Ended December 31, 1998	$10.18	0.37	0.08	0.45	(0.37)	(0.07)	(0.44)	—	$10.19	4.52%	3.65%	0.95%	0.95%	155%	$91,687

#	Unaudited.
†	Net investment income (loss) is based on average shares outstanding during the period.
*	Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^	Not annualized.
^^	Annualized.
(a)	For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.

See notes to financial statements.

AMSOUTH FUNDS

Financial Highlights

I SHARES†

Selected data for a share outstanding throughout the period indicated.

		Investment Activities							Ratios (to average net assets)/ Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Less Dividends from Net Investment Income	Redemption Fees	Net Asset Value, End of Period	Total Return	Net Investment Income	Net Expenses		Expenses (before Reductions/ Reimbursements)	Net Assets, End of Period (000’s)
PRIME MONEY MARKET FUND
Six Months Ended January 31, 2004#	$1.000	0.002	—	0.002	(0.002)	—	$1.000	0.23%^	0.46%^^	0.64	%^^	0.87%^^	$218,491
Year Ended July 31, 2003	$1.000	0.008	—	0.008	(0.008)	—	$1.000	0.78%	0.83%	0.65%		0.87%	$221,937
Year Ended July 31, 2002	$1.000	0.017	—	0.017	(0.017)	—	$1.000	1.68%	1.68%	0.64%		0.84%	$770,519
Year Ended July 31, 2001	$1.000	0.051	—	0.051	(0.051)	—	$1.000	5.18%	5.06%	0.63%		0.84%	$745,662
Year Ended July 31, 2000	$1.000	0.052	—	0.052	(0.052)	—	$1.000	5.31%	5.24%	0.67%		0.76%	$731,762
Year Ended July 31, 1999	$1.000	0.045	—	0.045	(0.045)	—	$1.000	4.59%	4.51%	0.68%		0.69%	$536,899
TREASURY RESERVE MONEY MARKET FUND
Six Months Ended January 31, 2004#	$1.000	0.001	—	0.001	(0.001)	—	$1.000	0.14%^	0.29%^^	0.72	%^^	0.96%^^	$117,553
Year Ended July 31, 2003	$1.000	0.007	—	0.007	(0.007)	—	$1.000	0.71%	0.78%	0.68%		0.90%	$41,676
Year Ended July 31, 2002	$1.000	0.017	—	0.017	(0.017)	—	$1.000	1.68%	1.70%	0.65%		0.86%	$218,404
Year Ended July 31, 2001	$1.000	0.049	—	0.049	(0.049)	—	$1.000	5.06%	4.99%	0.62%		0.85%	$266,738
Period Ended July 31, 2000(b)	$1.000	0.031	—	0.031	(0.031)	—	$1.000	3.10%^	5.24%^^	0.61	%^^	0.76%^^	$280,546
Year Ended December 31, 1999	$1.000	0.043	—	0.043	(0.043)	—	$1.000	4.39%	4.31%	0.59%		0.60%	$341,803
Year Ended December 31, 1998	$1.000	0.048	—	0.048	(0.048)	—	$1.000	4.93%	4.78%	0.53%		(a )	$309,979
TAX-EXEMPT MONEY MARKET FUND
Six Months Ended January 31, 2004#	$1.000	0.002	—	0.002	(0.002)	—	$1.000	0.16%^	0.32%^^	0.64	%^^	0.87%^^	$121,387
Year Ended July 31, 2003	$0.999	0.006	0.001	0.007	(0.006)	—	$1.000	0.62%	0.63%	0.65%		0.87%	$129,415
Year Ended July 31, 2002	$0.998	0.010	0.001	0.011	(0.010)	—	$0.999	1.02%	1.02%	0.66%		0.86%	$175,135
Year Ended July 31, 2001	$0.998	0.029	—	0.029	(0.029)	—	$0.998	2.98%	2.95%	0.65%		0.86%	$151,905
Year Ended July 31, 2000	$1.000	0.032	(0.002)	0.030	(0.032)	—	$0.998	3.23%	3.28%	0.59%		0.80%	$141,874
Year Ended July 31, 1999	$1.000	0.027	—	0.027	(0.027)	—	$1.000	2.76%^	2.71%^^	0.49	%^^%	0.73%^^	$73,880
INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET FUND
Six Months Ended January 31, 2004#	$1.000	0.003	—	0.003	(0.003)	—	$1.000	0.43%^	0.85%^^	0.25	%^^	0.41%^^	$191,848
Year Ended July 31, 2003	$1.000	0.012	—	0.012	(0.012)	—	$1.000	1.19%	1.20%	0.26%		0.41%	$175,778
Year Ended July 31, 2002	$1.000	0.021	—	0.021	(0.021)	—	$1.000	2.09%	2.08%	0.25%		0.39%	$250,091
Year Ended July 31, 2001	$1.000	0.054	—	0.054	(0.054)	—	$1.000	5.57%	5.12%	0.25%		0.40%	$221,876
Year Ended July 31, 2000	$1.000	0.057	—	0.057	(0.057)	—	$1.000	5.82%	5.73%	0.21%		0.41%	$138,779
Period Ended July 31, 1999(c)	$1.000	0.042	—	0.042	(0.042)	—	$1.000	4.31%^	4.82%^^	0.22	%^^	0.45%^^	$69,458

#	Unaudited.
†	Represents Class 1 Shares for Institutional Prime Obligations Money Market Fund.
^	Not annualized.
^^	Annualized.
(a)	There were no fee reductions in this period.
(b)	For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c)	For the period from September 15, 1998 (commencement of operations) through July 31, 1999.

See notes to financial statements.

Trustees and Officers of AmSouth Funds (the “Trust”) (Unaudited)

Name and Date of Birth	Position Held with AmSouth Funds	Term of Office and Length of Time Served*	Number of Funds Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years

INDEPENDENT TRUSTEES:

Dick D. Briggs, Jr., M.D. Date of Birth: 1/28/1934	Trustee	Since 1992	Trustee of AmSouth Funds (consisting of 23 portfolios).	N/A	From March 1997 to present, Chief Medical Officer, Best Doctors™ Worldwide Healthcare Services; from September 1967 to present, Emeritus Professor and Eminent Scholar Chair, Univ. of Alabama at Birmingham; from October 1971 to present, Physician, University of Alabama Health Services Foundation; from 1981 to 1995, Professor and Vice Chairman, Dept. of Medicine, Univ. of Alabama at Birmingham School of Medicine; from 1988 to 1992, President, CEO and Medical Director, Univ. of Alabama Health Services Foundation.

Wendell D. Cleaver Date of Birth: 9/23/1934	Trustee	Since 1992	Trustee of AmSouth Funds (consisting of 23 portfolios).	N/A	From September 3, 1993 to present, retired; from December 1988 to August 1993, Executive Vice President, Chief Operating Officer and Director, Mobile Gas Service Corporation.

James H. Woodward, Jr. Date of Birth: 11/24/1939	Trustee	Since 1987	Trustee of AmSouth Funds (consisting of 23 portfolios); Trustee of Variable Insurance Funds (consisting of 15 portfolios, 7 of which are advised by the Advisor).	N/A	From 1992 to 2002, Trustee, J. A. Jones, Inc., Construction Company; from July 1989 to present, Chancellor, The University of North Carolina at Charlotte; from August 1984 to July 1989, Senior Vice President, University College, University of Alabama at Birmingham.

Edward P. Farley Date of Birth: 9/19/1939	Trustee	Since 2001	Trustee of AmSouth Funds (consisting of 23 portfolios).	N/A	Retired, 1999; Executive Vice President, Old Kent Bank from January 1981-March 1999; Director, Kent Funds, an open-end investment management company, for which BISYS Fund Services L.P. serves as distributor, from March 1999 until December 2001.

Samuel W. Jackson Date of Birth: 12/1/1951	Trustee	Since 2003	Trustee of AmSouth Funds (consisting of 23 portfolios).	N/A	From 1997 to present, Principal, Jackson Fowlkes & Co., Inc.; from 1994-1996 Vice President for Financial Affairs and Administration-University of Alabama at Birmingham.

Robert J. McMullan Date of Birth: 3/31/1954	Trustee	Since 2003	Trustee of AmSouth Funds (consisting of 23 portfolios).	N/A	From 1998 to present, Chief Financial Officer, GlobeSpan Virata, Inc.; from 1989 through 1998, Executive Vice President & Chief Financial Officer, The BISYS Group, Inc.

Trustees and Officers of AmSouth Funds (the “Trust”) (Unaudited) (Continued)

Name and Date of Birth	Position Held with AmSouth Funds	Term of Office and Length of Time Served*	Number of Funds Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years

INTERESTED TRUSTEES:

J. David Huber Date of Birth: 5/3/1946	Chairman and Trustee	Since 1987	Chairman and Trustee of AmSouth Funds (consisting of 23 portfolios).	N/A	From June 1987 to present, employee of BISYS Fund Services L.P.

Geoffrey von Kuhn Date of Birth: 10/26/1951	Trustee	Since 2002	Trustee of AmSouth Funds (consisting of 23 portfolios).	N/A	From April 2001 to present, Senior Executive Vice President, AmSouth Bancorporation and AmSouth Bank, Head, Wealth Management Group; April 2000 to April 2001, Head, U.S. Private Bank, Citigroup; February 1998 to April 2000, Senior Managing Director and Vice Chairman, Banc One Capital Markets; May 1996 to February 1998, Senior Managing Director, Bank One Institutional Investment Services, Inc.

ADVISORY TRUSTEES:

Norma A. Coldwell Date of Birth: 6/23/1925	Advisory Trustee	Since 2002	Advisory Trustee of AmSouth Funds (consisting of 23 portfolios).	N/A	Trustee, AmSouth Funds 2000-2002; Formerly, International Economist and Consultant; Executive Vice President of Coldwell Financial Consultants; Trustee, Meridian International Center (International Education and Cultural Group); Member of the Board of Advisors of Meridian International Center; formerly, Chief International Economist of Riggs National Bank, Washington, DC.

Homer H. Turner, Jr. Date of Birth: 2/18/1928	Advisory Trustee	Since 2002	Advisory Trustee of AmSouth Funds (consisting of 23 portfolios).	N/A	Formerly, Trustee, AmSouth Funds; June 1991 to 2002, retired; until June 1991, Vice President, Birmingham Division, Alabama Power Company.

*	There is no defined term of office for Trustees of AmSouth Funds.

The address for each Trustee is 3435 Stelzer Road, Columbus, Ohio 43219.

Messrs. Huber and von Kuhn are considered to be interested persons (as defined in the 1940 Act) of AmSouth Funds. Mr. Huber is considered an interested person on the basis of his employment with BISYS Fund Services L.P., AmSouth Funds’ Distributor. Mr. von Kuhn is considered to be an interested person on the basis of his employment by AmSouth Bank, the Advisor’s parent company.

Trustees and Officers of AmSouth Funds (the “Trust”) (Unaudited) (Continued)

Executive Officers

Name and Date of Birth	Position Held With AmSouth Funds	Term of Office and Length of Time Served*	Number of Funds Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years

John F. Calvano Date of Birth: 3/30/1960	President	Since 1999	President of AmSouth Funds (consisting of 23 portfolios).	N/A	From September 1999 to present, Senior Vice President, AmSouth Bank; from October 1994 to September 1999, employee of BISYS Fund Services Limited Partnership; from July 1992 to August 1994, investment representative, BA Investment Services; and from October 1986 to July 1994, Marketing Manager, Great Western Investment Management.

Walter B. Grimm Date of Birth: 6/30/1945	Vice President	Since 1994	Vice President of AmSouth Funds (consisting of 23 portfolios).	N/A	From June 1992 to present, employee of BISYS Fund Services Ohio, Inc.

Trent Statczar** Date of Birth: 8/31/1971	Treasurer	Since 2003	Treasurer of AmSouth Funds (consisting of 23 portfolios).	N/A	From June 1993 to present, employee of BISYS Fund Services Ohio, Inc.

Rodney L. Ruehle Date of Birth: 4/26/1968	Secretary	Since 1999	Secretary of AmSouth Funds (consisting of 23 portfolios).	N/A	From August 1990 to August 1995, Assistant Treasurer of the Cardinal Group of Funds; from August 1995 to present, Director Administration Services, BISYS Fund Services Ohio, Inc. From 1999-present, Vice President and Secretary, Fifth Third Funds, an open-end management investment company for which BISYS Fund Services, LP serves as distributor.

Trustees and Officers of AmSouth Funds (the “Trust”) (Unaudited) (Continued)

Name and Date of Birth	Position Held With AmSouth Funds	Term of Office and Length of Time Served*	Number of Funds Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
Alaina V. Metz Date of Birth: 4/7/1967	Assistant Secretary	Since 1995	Assistant Secretary of AmSouth Funds (consisting of 23 portfolios). Assistant Secretary of Variable Insurance Funds (consisting of 15 portfolios, 7 of which are advised by the Advisor).	N/A

From June 1995 to present, Vice President, Administrative and Regulatory Services, BISYS Fund Services Ohio, Inc.; from May 1989 to June 1995, Supervisor, Mutual Fund Legal Department, Alliance Capital Management. Currently, (Officer), Gartmore Mutual Funds, LEADER Mutual Funds, Shay Asset Management Fund; Barr Rosenberg Variable Insurance Trust; Vice President, Pacific Capital Funds; Secretary, Variable Insurance Funds and Signal Funds; Assistant Secretary, BB&T Funds, BNY Hamilton Funds, Inc., Brenton Mutual Funds, Citizens Funds, Counter Bond Fund, The Empire Builder Tax Free Bond Fund, Eureka Funds, Gartmore Variable Insurance Trust, Governor Funds, Hirtle Callaghan Trust, HSBC Advisor Funds Trust (Class Y—Onshore Feeder Funds), HSBC Investor Funds, Kensington Funds, Kent Funds, Metamarkets.com, Meyers Investment Trust, MMA Praxis Mutual Funds,

Nationwide Asset Allocation Trust (NAAT), Old Westbury Funds, One Group Mutual Funds, RBC Funds, Shay—Institutional Investors Capital Appreciation Fund, Inc., Shay—M.S.B. Fund, Inc., Summit

Investment Trust, The Shelby Funds, United American Cash Reserves, USAllianz Funds, USAllianz Variable Insurance Products Trust, UST of Boston, Valiant Fund, Van Ness Funds, Victory Portfolios, Victory Variable Insurance, The Williamette Funds, Oak Value, Old National Funds, ProFunds, 1st Source Monogram Funds, Ambassador Funds, American Independence Funds Trust, American Performance; and Treasurer, Legacy Funds Group.

*	There is no defined term of office for officers of the Trust.
**	As of March 31, 2004, Nadeem Yousaf will be appointed to serve as treasurer to the Trust.

The officers of the Trust are interested persons (as defined in the 1940 Act) and receive no compensation directly from the Trust for performing the duties of their offices.

The Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers of the Trust. To obtain a copy of the SAI, without charge, call (800)451-8382.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request by calling (800)451-8382 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

AMSOUTH FUNDS

SEMI-ANNUAL REPORT

JANUARY 31, 2004

Investment Advisor	Distributor

AmSouth Asset Management Inc.	BISYS Fund Services
1901 6th Avenue North	3435 Stelzer Road, Suite 1000
Birmingham AL 35203	Columbus OH 43219

Investment Subadvisors	Legal Counsel

AmSouth Asset Management Inc.	Kirkpatrick & Lockhart, LLP
1901 6th Avenue North	1800 Massachusetts Avenue, N.W.
Birmingham AL 35203	Washington DC 20036
• Bond Fund
• Capital Growth Fund
• Large Cap Fund	Transfer Agent
• Value Fund
BISYS Fund Services Ohio, Inc.
OakBrook Investments, LLC	3435 Stelzer Road, Suite 1000
701 Warrenville Road, Suite 135	Columbus OH 43219
Lisle IL 60532
• Enhanced Market Fund
• Mid Cap Fund	Auditors
• Select Equity Fund
Ernst & Young, LLP
Sawgrass Asset Management, LLC	1100 Huntington Center
1579 The Greens Way, Suite 20	41 South High Street
Jacksonville FL 32250	Columbus OH 43215
• Small Cap Fund
Dimensional Fund Advisors, Inc.
1299 Ocean Avenue
Santa Monica CA 90401
• International Equity Fund
3/04 ASO-SAR

Item 2.	Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

Not applicable – only for annual reports.

Item 3.	Audit Committee Financial Expert.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a- 2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable – only for annual reports.

Item 4.	Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable – only for annual reports.

Item 5.	Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

Item 6.	Schedule of Investments.

Not yet applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

Item 9.	Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

Item 10.	Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Not yet applicable.

Item 11.	Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable – Only effective for annual reports.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act. This certification will not be deemed “filed” for purposes Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. This certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) AmSouth Funds

By (Signature and Title)*	/s/ Nadeem Yousaf

Nadeem Yousaf, Treasurer

Date            April 12, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Calvano

John Calvano, President

Date            April 12, 2004

By (Signature and Title)*	/s/ Nadeem Yousaf

Nadeem Yousaf, Treasurer

Date            April 12, 2004

*	Print the name and title of each signing officer under his or her signature.